UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 - December 31, 2006

Item 1: Reports to Shareholders

AN N U A L R E V I E W

Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

A N D R E P O R T T O S H A R E H O L D E R S 2006
Royce Discovery Fund Royce Financial Services Fund	TheRoyceFunds
Royce Dividend Value Fund www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

THE ROYCE FUNDS SELECTION GUIDE

INVESTMENT UNIVERSE

For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below. Source: FactSet.)

Micro-Cap—Market Caps less than $500 million
The micro-cap segment is comprised of approximately 5,500 companies with more than $635 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion
The small-cap segment encompasses approximately 1,800 companies with a total capitalization of more than $2.2 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $5 billion
The mid-cap segment includes approximately 500 companies with more than $1.8 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity.

PORTFOLIO APPROACH

Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented fund will typically hold larger positions in a relatively limited number of securities.

Diversified  A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited  A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

VOLATILITY

Each Fund’s volatility is measured using Morningstar’s Overall Risk Ratio, which measures variations in a Fund’s monthly returns, with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (372 funds as of 12/31/06). For Royce Technology Fund, we examine all specialty technology funds tracked by Morningstar with three years of history (95 Funds as of 12/31/06). For Royce Financial Services Fund, we examine all specialty financial services funds tracked by Morningstar with three years of history (40 funds as of 12/31/06). We consider Funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

CURRENT PORTFOLIO CHARACTERISTICS
	Portfolio Composition (as of 12/31/06)[1]			Portfolio Approach		Volatility (as of 12/31/06)
Fund Name	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual		■			■	■

Royce Micro-Cap	■	■			■		■

Royce Premier		■	■	■		■

Royce Low-Priced Stock		■			■			■

Royce Total Return		■	■		■	■

Royce Heritage	■	■			■		■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■	■	■			■

Royce Value Plus	■	■	■		■			■

Royce Technology Value	■	■		■			■

Royce 100		■	■	■		■

Royce Discovery	■	■			■	■

Royce Financial Services	■	■	■	■		■

Royce Dividend Value[2]		■	■	■		—	—	—
[1] A larger ■ indicates where a Fund’s Weighted Average Market Capitalization falls. [2] The Fund does not have three years of history required for calculating volatility score.

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Charles M. Royce, President

During our security selection process,

we have historically focused on five

categories of risk: valuation,

business strategy, market, portfolio

and financial. Of these, financial

risk is probably the most important.

Small companies, by virtue of their

size, are generally more fragile than

large companies, which makes the

need for strong financial condition

paramount. But how do we evaluate

a company’s financial strength?

One of the most important steps

involves a careful scrutiny of the

balance sheet. This evaluation is as

much art as science, which is one way

of saying that the process entails a

number of subjective measures in

addition to more objective,

quantifiable ones. It is not simply the

numbers that tell the story, but one’s

interpretation of their significance.

Rather than concentrate primarily

on long-term debt, we search for

companies whose balance sheets

Continued on Page 4...

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2006
						10-year/Since
	FUND	Jul-Dec[2]	1-Year	3-Year	5-Year	Inception (Date)

	Pennsylvania Mutual Fund[1]	8.16%	14.78%	15.79%	14.61%	14.34%

	Royce Micro-Cap Fund[1,3]	9.32	22.31	16.45	15.84	15.18

	Royce Premier Fund[1,3]	3.64	8.81	16.09	14.90	13.73

	Royce Low-Priced Stock Fund[1,3]	8.75	18.97	14.03	12.32	15.97

	Royce Total Return Fund[1]	8.50	14.54	13.36	13.25	12.89

	Royce Heritage Fund[1]	7.91	22.62	17.08	12.43	17.84

	Royce Opportunity Fund[1]	8.19	18.76	13.50	15.97	17.34

	Royce Special Equity Fund[1]	8.60	14.00	8.74	13.61	10.75	5/1/98

	Royce Value Fund[1]	9.83	16.76	21.47	16.17	18.14	6/14/01

	Royce Value Plus Fund[1]	9.85	19.35	20.09	21.58	23.51	6/14/01

	Royce Technology Value Fund	5.61	8.53	-1.26	9.72	9.72	12/31/01

	Royce 100 Fund	7.69	13.70	18.46	n/a	19.00	6/30/03

	Royce Discovery Fund	13.61	16.84	12.53	n/a	16.13	10/3/03

	Royce Financial Services Fund	14.19	24.77	17.24	n/a	17.24	12/31/03

	Royce Dividend Value Fund	11.74	19.87	n/a	n/a	15.07	5/3/04

	Russell 2000	9.38	18.37	13.56	11.39	9.44

[1]  All performance, risk and expense information reflects results of the Fund’s oldest share class (Investment Class or Service Class, as the case may be). Shares of the Funds’ Consultant Class, and/or Service Class bear an annual distribution expense that is not borne by, or is higher than, the Fund’s oldest share class.

	[2] Not annualized.
	[3] The Fund is currently closed to new investors.

	Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended 12/31/06 was 15.53%.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money. The thoughts expressed in this review and report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

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LETTER TO OUR SHAREHOLDERS

All Things Must Pass . . .
As one year fades into permanent night and a new one greets its first day, talk naturally turns to transitions. The movement from 2006 to 2007 offered far more than a change in calendars to mark the passage of one period to another: The political landscape shifted as Republicans gave way to Democrats; the Federal Reserve Board moved from raising interest rates to a neutral stance; a growing economy slowed; and the real estate bubble either burst or began to leak, depending on where you live. None of these events was surprising in and of itself. One lesson that the asset management business repeatedly teaches is that change is the only constant. And the stock market was hardly immune from its own significant movements in 2006—though it changed in ways that we did not anticipate. While we had been calling for lower returns throughout the market, the Russell 2000 and Dow Jones Industrial Average both reached new highs in December. This was the year’s biggest surprise for us, since some of the conditions for a slump or slowdown in stock prices—most critically a slower-growth economy—had been present throughout much of 2006. Although returns were high across all asset classes, we saw what appeared to be a shift in market leadership after the long-term period of dynamic outperformance for small-cap stocks relative to their larger peers.

     A possible shift in market leadership has admittedly been a bit of a preoccupation for us in our communications over the last couple of years. Yet 2006 ended without a clear sense of whether small- or large-cap stocks were leading the market into 2007. While small-cap (as measured by the Russell 2000) did better for the calendar-year period and led during the dynamic rallies that opened and closed the year, large-cap (as measured by the S&P 500) led

We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style.

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show low leverage. We measure

leverage more broadly by looking at

the ratio of assets to stockholders’

equity. Using this method allows us

to note net changes in long- and

short-term debt, as well as in

accounts receivable. Items that can

have an adverse effect on a

company, such as higher-than-usual

levels of receivables or increasingly

bulging inventories, are not always

financed as long-term debt. This

type of examination paints what we

believe is a more complete picture.

Our general rule-of-thumb is to look

for a two-to-one ratio of assets to

stockholders’ equity for non-

financial companies. This represents

what we refer to as the company’s

“margin of safety.”

If a company is carrying too much

debt, it impedes its own ability to

meet the challenge of out-of-left-

field occurrences such as lawsuits

and overseas currency crises. A

conservatively capitalized company

can better weather these storms

because it has the necessary financial

reserves to do so, while a company

with too much debt on the balance

sheet runs a greater risk that stormy

weather will turn into a hurricane.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

during the second half of the year and from the previous high in May 2006 through the end of the year. We had guessed that large-cap would have a firmer grip on market leadership before December bade farewell, though we were more on target regarding the shift in market leadership than we were in expecting lower returns. In any case, the strong absolute returns of 2006 were welcome, though surprising, news, especially as they benefited smaller companies (to say nothing of Royce-managed portfolios). We’ll gladly exchange that for another forecast being partially incorrect.

      The critical question for any investor is how best to deal with a new market-cycle phase that seems likely—to us, anyway—to be different from the last several years of strong returns and relative performance dominance for smaller stocks. We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style. The last seven years were the reverse of the late ’90s, when large-cap stocks were enjoying a long period of relative outperformance and, within the small-cap universe, growth mostly outpaced value. Having noted that any market cycle contains a hidden expiration date, we remain optimistic about the prospects for small-cap stocks. Our security selection process does not divide the small-cap world into value and growth segments. More importantly, we currently see many companies that we regard as high-quality businesses that have not fully participated in the small-cap bull run. Our task remains what it has always been: to search throughout the small-cap world for what we think are great businesses trading at attractive stock prices.

It’s All Too Much
After finishing 2005 with nearly identical returns, the small-cap Russell 2000 took back sole possession of the relative outperformance crown in 2006. The small-cap index gained 18.4% versus 15.8% for the S&P 500 and 9.5% for the Nasdaq Composite. Putting aside its calendar-year relative underperformance, it was a terrific year for large-cap stocks. The lion’s share of small-cap’s performance edge in 2006 occurred during the first quarter, a period during which the Russell 2000 gained an impressive 13.9%, compared to a relatively paltry gain of 4.2% for the S&P 500. However, during the less dynamic second (-5.0% versus -1.4%) and third quarters (+0.4% versus +5.7%), the Russell 2000 decisively trailed the large-cap index. Third-quarter strength was also key to large-cap’s advantage over its small-cap counterparts during the second half of the year: from 6/30/06 through 12/31/06, the Russell 2000 was up 9.4% versus a gain of 12.7% for the large-cap index. Small-cap managed to outpace the S&P 500 during the dynamic fourth quarter (+8.9% versus +6.7%), though the fourth quarter saw the large-cap index finally show a positive performance on a total return basis from its peak established in March 2000. The S&P 500 also enjoyed its strongest calendar-year performance since 2003.

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        Equally important from our perspective—because of the emphasis we put on down-market performance—was the fact that large-cap also finished ahead of small-cap from the earlier peak on 5/5/06 through 12/31/06, up 8.4% versus 1.6% for the Russell 2000. In our estimation, these stronger performances in the down and relatively flat periods of 2006 provide the most accurate barometer of the market’s subsequent near-term direction. We continue to believe that where investors go when stock prices fall is a telling indicator of nascent market leadership. Last January, we surmised that small-cap was apt to lead in any bullish period, while large-cap would lead in any bearish market environment. By the end of the second quarter, we felt differently. Issues with the economy and contracting worldwide liquidity had us convinced that large-cap was likely to capture leadership in an uptick as well as a downturn, and this reasoning proved sound until the rally that sparked the fourth quarter. What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk. Micro-cap companies, as measured by the Russell Microcap index, posted significant gains in both the first (+14.1%) and fourth quarters (+10.3%) of 2006, something paralleled by some of our own portfolios with significant micro-cap exposure. Whether this late surge indicated ongoing small-cap strength remains to be seen.

Long, Long, Long
It certainly seems that small-cap value has been leading its growth counterpart, as measured by the Russell 2000 Value and Russell 2000 Growth indices, for a long, long, long time. Two thousand six actually marked the third consecutive year of value’s outperformance and sixth out of the last seven. Unlike 2005, which saw a narrowing performance spread between small-cap value and growth, 2006 was a year in which value substantially outperformed growth within small-cap. The Russell 2000 Value index was up an impressive 23.5% for the calendar year, while the Russell 2000 Growth index posted a return of 13.4%, a respectable result on an absolute basis, but more than one thousand basis points behind its value sibling. This considerable advantage for small-cap value only widened its advantage over long-term time periods. The Russell 2000 Value index outgained the Russell 2000 Growth index for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/06.

        One interesting sidebar to the recent performance dominance of small-cap value has been its strength during upswings. It’s generally expected that value will prove its mettle during flat or down-market periods, and this was certainly the case during the short-lived downdrafts of 2006, as small-cap value bested growth in the second (-2.7% versus -7.3%) and third quarters (+2.6% versus -1.8%). Yet small-cap value was also competitive in the first-quarter rally (+13.5% versus +14.4%), and actually held a slight advantage over small-cap growth in the similarly dynamic fourth quarter (+9.0% versus +8.8%). So while down- and flat-market returns were key to

What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk.

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LETTER TO OUR SHAREHOLDERS

We also view financially strong

companies as well-positioned to

grow. The assets of these companies

are derived more from retained

earnings than paid-in capital; i.e.,

they have the ability to foster

growth out of their own success as

a business.

The balance sheet and its

accompanying footnotes and

schedules also reveal companies

whose businesses are conservatively

managed: debts are written off early,

LIFO inventories are used that may

understate profits, and asset

ownership and depreciation are the

norm as opposed to leasing. Such

practices give us critical insight into

the way a company operates. The

presence or absence of such items

tells us something about

management and their goals for

the company.

Other factors are also important to

risk-focused investment managers

like us. We ask certain questions as

we study annual reports and

financial statements: What is the

schedule for bad debt provision? Is

the company massaging earnings in

the short-term via advertising or

Continued on Page 8...

outperformance in the calendar year, strong absolute results in short-term upticks also helped the Russell 2000 Value index hang on to its significant performance edge in 2006.

You’re Asking Me, “Will My Fund Grow?”
As was the case in the first half of 2006, calendar-year returns for the 15 Royce-managed portfolios in this Review and Report were again a mixed bag, although we were pleased with nearly every Fund’s performance for 2006 on an absolute basis. Micro-cap companies, as measured by the Russell Microcap index, finished the year with a flourish in the form of a strong fourth quarter, although they generated insufficient momentum to overtake the Russell 2000’s calendar-year return. Three of our portfolios with solid micro-cap exposure—Royce Low-Priced Stock, Heritage and Opportunity Funds—posted strong absolute and relative performance, outperforming their benchmark, the Russell 2000, in 2006. Three other Funds—Royce Value Plus, Financial Services and Dividend Value Funds—also outperformed the small-cap index. Each holds a fair number of micro-cap names, though not in the same generous proportions as the first three Funds mentioned.

      If there was a sour note to the calendar year, it rang out in the relatively underwhelming performances of some of our more conservatively managed portfolios. When one considers the strength of the Russell 2000 Value index in recent years, it seems counterintuitive that three of our more conservatively managed portfolios—Royce Premier, Total Return and Special Equity Funds—lagged their benchmark during 2006. What is also interesting is that in each portfolio, we are arguably even more obsessed with managing risk than in our other Funds. In fact, these portfolios probably hold as many, if not more, high-quality companies than any other Fund that we manage. So while several of our Funds did very well in 2006, these three portfolios failed to keep pace on a relative basis. Recent relative underperformance offers another reminder of the importance of maintaining our discipline and not paying attention to shorter-term relative results because things can change so quickly. Melting the ice of this cold

6 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

assessment is the fact that all of the non-sector Royce Funds then in existence and covered in this Review and Report outperformed the Russell 2000 for the five-year and 10-year periods ended 12/31/06.

Dark Horse
As it relates to stock-market investing, quality is conventionally defined as a company’s ability to generate consistent growth in earnings and dividends over long-term time periods. It’s a definition that we agree with in large part. Some stock market observers, however, also hold that quality is the near-exclusive province of large-cap companies, mostly because their size and multiple lines of business are thought to make them less risky. By contrast, small-cap companies have traditionally been regarded as more volatile and speculative, and thus lacking the greater level of safety of their larger-cap cohorts. Here, of course, we part company with the conventional wisdom. We have always found quality companies in the small-cap world, and over the years have cultivated a pronounced preference for high-quality small-cap businesses.

     Why is this significant now? We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks. Economic growth has slowed, corporate profit growth has likely peaked, and global liquidity has shown signs of contracting. Traditionally, more modest economic growth, coupled with an erosion of excess global liquidity, has favored higher quality stocks, as money flows to safer investments. Although it may seem surprising in light of small-cap value’s recent results, many high-quality small-cap stocks look attractively undervalued to us in the current market climate. Moving the capitalization parameters beyond small-cap, quality still appears undervalued. According to Merrill Lynch Quantitative Strategy Quality Indices, the highest quality stocks (those with “A+” ratings) have an average forward price to earnings ratio of 17 times 2007 earnings, while the lowest quality stocks (those with “C” or “D” ratings) traded at an average 42 times 2007 earnings at the end of December 2006 (See the chart below).
     We have always believed that smaller companies with sound fundamentals should deliver strong absolute returns over the long term, especially when purchased at attractively low prices (a critical element in our security selection process). Our quest for quality typically begins with an examination

We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 7

repair expenditures? Are there any

notices or indications of pending

litigation? We take an in-depth

look at the ratio of retained earnings

to total equity and capitalized

items such as development costs.

All of these factors may have a

bearing on a company’s—and by

extension our own— exposure to

risk. We take time to look back and

compare balance sheets (as well as

the rest of the financial statements)

from previous years because we are

interested in the history of a

company. We look for changes from

period to period that can tell us

about a company’s direction. If the

balance sheet takes a shape we

like, we want to understand how it

evolved to its current status.

The process of balance sheet

analysis is often time-consuming,

seldom exciting and certainly never

glamorous. It is critical, however, in

our search to find the kind of healthy

small-cap companies that have

been our mainstay for 30 years.

	LETTER TO OUR SHAREHOLDERS

			Percent of Portfolio/Index
		Return on Assets	Included in ROA Calculation

	Royce Premier Fund	12.0	81%

	Royce Total Return Fund	8.7	65

	Royce Special Equity Fund	10.3	87

	Russell 2000	5.9	71

	Results are the asset-weighted average trailing 12-month ROA for the U.S.-traded non-financial common stocks in each Fund’s portfolio as of 12/31/06.

of a company’s historical returns. We examine a business’s returns over full market cycles, with close emphasis paid to seeing precisely how those returns were achieved. Another metric we examine with particular scrutiny is return on assets (ROA), defined as net income divided by assets. This ratio helps to reveal to us the first markings of a quality company. Of course, for most of our managers, a company’s balance sheet, record of success as a business and potential for a profitable future are also critically important. Our disciplined, bottom-up approach focuses on identifying companies that are generating strong (or improving) free cash flow and returns on capital. Our goal is to find quality companies that are trading at a discount to our estimate of their worth as a business.

     We believe that the long-term records of The Royce Funds show that we have successfully identified growing businesses that are capable of both producing free cash and surviving potential difficulties in the stock market or the economy. For example, several of our Funds’ portfolios have significant equity investments in U.S.-traded, non-financial common stocks that have a weighted average return on assets (ROA) greater than such companies contained in the Russell 2000. (See the table above). While these Funds may suffer underperformance periods from time to time, our belief is that a turn to quality in the market would benefit companies with such metrics, especially over long-term, full-market cycles. They are the small-cap universe’s ‘dark horses,’ companies that have strong fundamentals, but so far may not have enjoyed the full benefits of small-cap’s extended run.

Here Comes The Sun
The beginning and end points of market cycles are always unpredictable, and the timing of any leadership change often looks arbitrary until well after it has been established. It’s also important to remember that the market’s moves do not always make sense, at least until other, related factors come to light with the passage of time. Small-cap has enjoyed an extraordinary run over the last seven years. However, as this long-term small-cap rally matures, the asset class may become increasingly vulnerable to a correction. We do not see the possibility of either a period of large-cap leadership or a potential small-cap correction as bad

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news for investors with a long-term outlook. While a downturn would cause pain in the short run for small-cap investors, it would also present ample purchase opportunities. We also think that many of the high-quality small-caps we already own would potentially thrive beyond the difficulties of a hopefully short-term correction. Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks. As the song says, “It’s all right.”

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2007

Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 9

FUND FOCUS

A Heritage of Giving
A little more than 10 years ago, we had an idea, although it may be more accurate to say that we had two ideas, each related to the other. The first involved a new portfolio concept, and the second entailed the creation of a long-term account structure. Recognizing that people were increasingly concerned about educational savings and estate planning, we sought to create a product that would offer investors the opportunity to accomplish these goals by establishing long-term trusts that would last a minimum of 10 years. We saw a potential portfolio benefit to this arrangement. These trusts would provide us as portfolio managers with a degree of capital stability rare in the realm of open-end mutual funds. In December 1995, we introduced Royce GiftShares Fund to meet these goals.

     The Fund’s portfolio consisted at the time of a limited number of small- and micro-cap stocks, which went a bit against the grain of our usual principles of portfolio construction. Then, as now, we saw the overall small-cap universe as having two distinct tiers. Since the early ’90s, we have been tailoring our selection process to what we deem to be the particular characteristics of each tier. So in the larger, generally more volatile micro-cap camp (defined as those companies with market caps less than $500 million), we tend to broadly diversify our holdings. In the smaller, typically more efficient small-cap area (defined as those companies with market caps between $500 million and $2.5 billion), we lean more toward concentration, holding larger positions in a relatively smaller number of companies. In the case of our then-fledgling portfolio, we chose to limit the number of holdings even though there were a few micro-cap companies in the portfolio. We thought that the more stable pool of capital would enable us to accept the attendant risks of concentrating micro-cap positions.

     Over the last decade, both the Fund’s portfolio approach and account structures have evolved. Most notably, we began to make the Fund available to additional account types in 2005, and opened the Fund to individual investors in May 2006. The advent of 529 plans and Coverdell Education Savings Accounts made the trust-only account structure less inviting than we initially anticipated in 1995. Before making this decision, we also began to increase the number of positions in the Fund. These actions were an effort both to bring a greater level of diversity into the portfolio and to reduce some of its volatility. As of 12/31/06, the Fund held 158 positions. We also changed the portfolio’s name to Royce Heritage Fund (RHF) in May 2006.

     We are very pleased with the Fund’s performance since its inception. As a diversified portfolio of small- and micro-cap stocks, it bears a close resemblance to our flagship Pennsylvania Mutual Fund, though with a considerably smaller asset base and a slightly more opportunistic approach to security selection. Of course, RHF’s strong historical performances over long-term periods are very much its own accomplishment, as are its attractive volatility scores. (See the table below.)

RHF VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON Through December 31, 2006

	Average Annual Total Returns				Volatility Scores for the 10-Year Period

	1-Year	3-Year	5-Year	10-Year	Beta	Standard Deviation

Royce Heritage Fund	22.62%	17.08%	12.43%	17.84%	0.87	18.11

Russell 2000	18.37	13.56	11.39	9.44	0.94	20.09

Important Information on Performance
All performance information above reflects Service Class results. Shares of RHF’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class. Past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month end may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Fund invests primarily in the securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see pages 2 and 112 for more information on performance and volatility figures, including a description of beta, standard deviation and the Russell 2000.

10 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

ONLINE UPDATE

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 11

12 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

TRUSTEES AND OFFICERS

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION:	Charles M. Royce, Trustee*, President
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 52	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION:	Donald R. Dwight, Trustee
Age: 75	Number of Funds Overseen: 25
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

NAME AND POSITION:	Richard M. Galkin, Trustee
Age: 68	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:	William L. Koke, Trustee
Age: 72	Number of Funds Overseen: 25
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 64	Number of Funds Overseen: 46
Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

NAME AND POSITION:	David L. Meister, Trustee
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 61	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:	John D. Diederich, Vice President and Treasurer
Age: 55
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce (since March 2002); Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

NAME AND POSITION:	Jack E. Fockler, Jr., Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

NAME AND POSITION:	W. Whitney George, Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 44
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:	John E. Denneen, Secretary and Chief Legal Officer
Age: 39
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002); Secretary of The Royce Funds (from 1996 to 2001 and since April 2002); and Principal of Credit Suisse First Boston Private Equity (from 2001 to 2002).

NAME AND POSITION:	Lisa Curcio, Chief Compliance Officer
Age: 47
Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

*	Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 13

PENNSYLVANIA MUTUAL FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Although its absolute results for the calendar year were solid, our flagship Pennsylvania Mutual Fund (PMF) continued the course it established during the first half of 2006. The Fund gained 14.8% in 2006, underperforming its small-cap benchmark, the Russell 2000, which was up 18.4% during the same period. The Fund first lost ground to the Russell 2000 in the dynamic first-quarter rally (+12.0% versus +13.9%), and was unable to narrow this short distance throughout the rest of the year, though it came close in the strong fourth-quarter upswing that concluded 2006, when PMF was up 8.6% versus 8.9% for its small-cap benchmark. The Fund’s results in the bearish second quarter (–5.2% versus –5.0%) and more placid third quarter (–0.4% versus +0.4%) were also relative underperformance periods. Overall, then, the year offered the satisfaction of a strong absolute mark mixed with the displeasure of a mediocre performance versus PMF’s benchmark.
     We found consolation for underperforming the benchmark in the Fund’s returns over long-term and market cycle periods, which remained more than sturdy on an absolute basis while also continuing to show desired down-market strength on a relative basis. Just as important to us is the fact that market cycle and long-term returns provide the most revealing marks in evaluating the Fund’s performance. Thus, we were very pleased that PMF substantially outperformed the Russell 2000 from the index’s previous peak on 3/9/00 through 12/31/06, gaining 171.4% versus 41.7% for the small-cap benchmark. While the Fund relinquished its advantage over the Russell 2000 in the up-market phase that ran from the small-cap market trough on 10/9/02 through 12/31/06 (+151.5% versus +153.5%), its results were more than respectable. In addition, PMF outperformed the Russell 2000 for the three-, five-, 10-, 15-, 20-, and 25-year periods ended 12/31/06. The Fund’s average annual total return for the 30-year period was 15.5%, a record that, like the Fund’s absolute and relative performances over long-term periods, gives us great pride.

July-December 2006*			8.16%

One-Year			14.78

Three-Year			15.79

Five-Year			14.61

10-Year			14.34

20-Year			12.88

25-Year			14.69

30-Year			15.53
* Not annualized.

      Each of the Fund’s nine equity sectors ended 2006 in positive territory. Net losses on the individual stock level were in general marginal when compared to those that posted net gains. After a brief uptick in August, the stock price of

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	PMF	Year	PMF	TETRA Technologies	$21,517,976

2006	14.8%	1997	25.0%	AllianceBernstein Holding L.P.	19,084,668

2005	12.5	1996	12.8	Agnico-Eagle Mines	16,480,262

2004	20.2	1995	18.7	Lincoln Electric Holdings	15,127,849

2003	40.3	1994	-0.7	Buckle (The)	13,015,,479

2002	-9.2	1993	11.3

2001	18.4	1992	16.2

2000	18.4	1991	31.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class.

1999	6.0	1990	-11.5

1998	4.2	1989	16.7

TOP 10 POSITIONS (% of Net Assets)

AllianceBernstein Holding L.P.			1.6%

Lincoln Electric Holdings			1.1

Claire’s Stores			1.0

Brady Corporation Cl. A			1.0

Simpson Manufacturing			1.0

Florida Rock Industries			0.9

Perot Systems Cl. A			0.9

Rofin-Sinar Technologies			0.9

Woodward Governor			0.8

eFunds Corporation			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			16.2%

Industrial Products			15.0

Natural Resources			12.5

Consumer Services			11.2

Industrial Services			8.7

Consumer Products			8.1

Health			7.0

Financial Intermediaries			6.3

Financial Services			5.5

Miscellaneous			4.9

Cash and Cash Equivalents			4.6

14 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

generic pharmaceutical firm, Hi-Tech Pharmacal, resumed the downward trend that characterized its 2006 performance. Negative fiscal fourth quarter earnings, overall sluggish sales growth and underwhelming results in the fiscal first quarter of 2007 all worked to keep more and more investors away. We increased our stake during the second half. In our estimation, the company has dealt well with difficult days for its industry, especially in the face of increased competition and resulting pricing pressure. We also thought highly of its product line at the end of 2006.
     In October, we chose to take our losses and move away from Sigmatel, which designs and manufactures mixed-signal multimedia semiconductors. The firm struggled to overcome the effects of a precipitous drop in sales for the first quarter that sent its stock price into a tailspin. We saw other opportunities and thus sold our shares. After a few years as one of our most successful investments as a firm, Trican Well Service saw its stock price in a corrective mode for much of 2006. Slowdowns in its Canadian and Russian operations were an issue in the second calendar quarter, yet in the third quarter the firm posted the second highest quarterly results for revenue, earnings per share and net income in its history. None of this seemed to impress other investors, however, which led us to slightly increase the Fund’s already large position in this Canadian oil well services business during September and December.
     Although calendar third-quarter revenues for asset manager AllianceBernstein Holding were not quite as lofty as Wall Street had been anticipating, solid earnings helped the firm to shake off a second-quarter price drop and finish the year as one of PMF’s top gainers on a dollar basis. We have long admired the firm and made a small purchase of additional shares in July, just as its share price began to recover. The stock price of another top performer, energy services and chemical company TETRA Technologies, soared in the first half on news of two consecutive quarters of record earnings. While the
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$1,278 million

			Weighted Average P/E Ratio		17.3x

			Weighted Average P/B Ratio		2.4x

			Weighted Average Yield		0.9%

			Fund Net Assets		$4,071 million

			Turnover Rate		38%

		firm continued to show impressive earnings growth in the third quarter, its stock price cooled off, though not enough to keep it out of the winning circle for 2006. Although its stock priced corrected in May and fell again in September, Canadian gold miner Agnico-Eagle Mines was a sterling performer in 2006, as were several of the Fund’s precious metals and mining holdings.	Number of Holdings		485
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
Hi-Tech Pharmacal	$11,215,143		(Investment Class)		PENNX
			(Service Class)		RYPFX
Trican Well Service	9,595,184		(Consultant Class)		RYPCX

Sigmatel	9,016,513		MORNINGSTAR STATISTICAL MEASURES*

U.S. Physical Therapy	6,193,708			PMF	Category Median	Best Quartile Breakpoint

Westwood One	6,010,000		Sharpe Ratio	0.85	0.58	0.76

			Standard Deviation	14.37	15.92	14.65

			Beta	0.89	1.02	0.91
			*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

			RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			PMF	14.61%	14.37	1.02

			Russell 2000	11.39	17.16	0.66
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  15

ROYCE MICRO-CAP FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Micro-cap stocks saw no shortage of action—that is, high returns—in the small-cap universe during 2006. As was the case in the first half of the year, Royce Micro-Cap Fund (RMC) fully participated in the second half’s dynamic rally that closed out 2006. For the calendar year, RMC outpaced its benchmark index, the Russell 2000, with a gain of 22.3% versus 18.4% for the small-cap index. During the first (+15.5% versus +13.9%) and fourth-quarter (+11.8% versus +8.9%) rallies that bookended 2006, the Fund was ahead of the Russell 2000. RMC also stayed ahead of its benchmark in the bearish second quarter (-3.2% versus -5.0%), before giving back some of its gain in the third (-2.2% versus +0.4%). We were pleased by the ability of many micro-cap companies to generate such strong results in a period characterized by a slowing economy and a declining dollar. Although not the ideal historical environment for micro-cap securities to thrive, micro-cap performance was boosted by vigorous merger-and-acquisition (M&A) and private equity activity.
     The Fund’s strong calendar-year performance improved its long-term market cycle results on both an absolute and relative basis while also contributing to its long-term performance edge over the Russell 2000. RMC gained 164.0% versus a gain of 41.7% for the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/06. The Fund also posted an impressive gain of 185.5% (versus a gain of 153.5% for the Russell 2000) during the generally bullish period that began with the small-cap market trough on 10/9/02 through 12/31/06. Strong market cycle performances were key in helping the Fund to outperform the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/06. RMC’s average annual total return since inception was 16.1%.

July-December 2006*			9.32%

One-Year			22.31

Three-Year			16.45

Five-Year			15.84

10-Year			15.18

Since Inception (12/31/91)			16.08
* Not annualized.

     The beneficial effect of increased activity on the M&A and private equity fronts was somewhat offset by the additional expense smaller companies have been incurring in the more highly regulated world ushered in by Sarbanes-Oxley. The host of new rules has generally resulted in significantly higher accounting and compliance costs that are borne most heavily by

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RMC	Year	RMC	Bioveris Corporation	$10,501,818

2006	22.3%	1998	-3.3%	Western Silver	8,440,486

2005	11.5	1997	24.7	CorVel Corporation	5,413,927

2004	15.8	1996	15.5	Harris Steel Group	5,235,933

2003	52.6	1995	19.1	Etruscan Resources	5,122,966

2002	-13.4	1994	3.6

2001	23.1	1993	23.7

2000	16.7	1992	29.4
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class.

1999	13.7

TOP 10 POSITIONS (% of Net Assets)

Harris Steel Group			1.4%

Gammon Lake Resources			1.4

Exponent			1.3

Tesco Corporation			1.1

Metal Management			1.0

Novamerican Steel			0.9

Gulf Island Fabrication			0.9

Canadian Western Bank			0.9

Argonaut Group			0.9

Bruker BioSciences			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			16.4%

Natural Resources			15.8

Health			14.0

Industrial Products			11.8

Industrial Services			8.7

Financial Intermediaries			6.4

Consumer Services			6.2

Consumer Products			3.8

Financial Services			0.3

Miscellaneous			4.8

Cash and Cash Equivalents			11.8

16 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

micro-cap businesses. This has created a greater urge to privatize as well as a more muted desire to go public among the smallest of small companies. Another factor in the contracting supply of micro-caps, which could be quickly reversed with a dramatic correction, has been the four-year bull market for the small-cap market as a whole. More and more micro-cap stocks have been migrating to the upper tier of small-cap as returns remain on the upswing. (Royce defines micro-caps as those companies with market caps less than $500 million.)
     The stock prices of many energy companies corrected throughout the market in the second half, while the Fund’s holdings in energy services and oil and gas as a group not only posted net gains for the year, but also marginally increased those gains in the second half. A late-year rebound in the share prices of many Fund holdings in the precious metals and mining industry also added to first-half net gains. Nine of the Fund’s 20 leading performers for the year came from the Natural Resources sector. The first half’s biggest dollar-based gainer, Western Silver, remained near the top for the calendar year. Its already-rising stock price took off when its acquisition by Glamis Gold (a stock we own in other Royce-managed portfolios) was announced in the spring of 2006. First-half stalwarts Etruscan Resources, Metallica Resources and NovaGold Resources (itself recently the subject of takeover talk) also finished the year strong.
     Another terrific first-half performer, this one outside Natural Resources, was Bioveris Corporation, which added substantially to its performance in the second half. The company, which makes bioanalytical devices for various diagnostic applications, seemed to benefit from growing investor interest in its business. The election of a Democratic Congress and that party’s labor-friendly reputation seemed to give a major shot to the stock price of CorVel Corporation, which provides
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$313 million

			Weighted Average P/E Ratio		15.8x*

			Weighted Average P/B Ratio		1.9x

			Weighted Average Yield		0.5%

			Fund Net Assets		$911 million

			Turnover Rate		42%

		workmen’s compensation services and benefits. The firm’s business was well into a turnaround at the time of the election. We reduced our position in October and November. Multi-business holding company BB Holdings spun off a subsidiary that trades in the U.S., but its own delisting sent investors fleeing. Its stock continues to trade in London, and we added to our stake in the first half. At year-end, we still had confidence in the likelihood that DNA testing firm Orchid Cellmark could profitably survive its accounting woes.	Number of Holdings		215
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
BB Holdings	$4,154,319		(Investment Class)		RYOTX
			(Service Class)		RMCFX
Orchid Cellmark	2,970,821		(Consultant Class)		RYMCX
			* Excludes 25% of portfolio holdings with zero or negative earnings as of 12/31/06.
Steel Technologies	2,420,088

DUSA Pharmaceuticals	2,337,198		MORNINGSTAR STATISTICAL MEASURES*

NitroMed	2,175,217			RMC	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	0.78	0.76	0.90

			Standard Deviation	17.69	17.76	17.26

			Beta	1.09	1.09	1.03

*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 23 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

			RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RMC	15.84%	17.69	0.89

			Russell 2000	11.39	17.16	0.66
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  17

ROYCE PREMIER FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
In our June 30 Semiannual Review and Report, we wrote that we were puzzled by the relative underperformance of Royce Premier Fund (RPR) during a period in which value stocks were dominating small-cap returns. Unfortunately, little occurred in the second half of 2006 to alter the Fund’s relative performance results. Quality, as we define it in RPR’s limited portfolio of small-cap stocks, remained unloved and under-purchased compared to many of its small-cap siblings. The Fund was up 8.8% in 2006, well behind the 18.4% return of its small-cap benchmark, the Russell 2000, for the same period. RPR not only lagged the Russell 2000 during the bullish first (+11.2% versus +13.9%) and fourth quarters (+6.0% versus +8.9%), which would not be entirely unexpected for a conservatively managed value portfolio, but it also trailed the small-cap index in the bearish second quarter (-5.6% versus -5.0%) and generally flat third quarter (-2.3% versus +0.4%), periods in which we would typically anticipate better absolute and relative results.
     Fortunately, a disappointing calendar-year performance did not register any noticeably adverse effect on the Fund’s longer-term and market cycle results. RPR maintained its significant advantage over the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/06, up 152.0% versus a gain of 41.7% for the small-cap index. The Fund also stayed ahead of its benchmark during the mostly bullish period from the small-cap market trough on 10/9/02 through 12/31/06, up 154.3% versus 153.5%. Strong market cycle results have always been a key to the Fund’s solid performances for long-term, calendar-based periods. RPR outpaced the Russell 2000 for the three-, five-, 10-year and since inception

July-December 2006*			3.64%

One-Year			8.81

Three-Year			16.09

Five-Year			14.90

10-Year			13.73

Since Inception (12/31/91)			14.04
* Not annualized.

(12/31/91) periods ended 12/31/06. RPR’s average annual total return since inception was 14.0%.
     Two companies shouldered the bulk of the Fund’s calendar-year net losses on a dollar basis. The same two companies could be found among RPR’s best performers on a dollar basis for the three-year period ended 12/31/06. Both were top-ten positions as of 12/31/06. Canadian energy services company Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. Its share price hit an all-time high

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RPR	Year	RPR	Lincoln Electric Holdings	$57,496,834

2006	8.8%	1998	6.7%	Glamis Gold	56,114,792

2005	17.1	1997	18.4	Big Lots	40,272,251

2004	22.8	1996	18.1	Silver Standard Resources	27,806,788

2003	38.7	1995	17.8	Polo Ralph Lauren Cl. A	26,531,853

2002	-7.8	1994	3.3

2001	9.6	1993	19.0

2000	17.1	1992	15.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class.

1999	11.5

TOP 10 POSITIONS (% of Net Assets)

Lincoln Electric Holdings			3.7%

IPSCO			3.5

Thor Industries			2.9

Florida Rock Industries			2.8

Unit Corporation			2.8

Simpson Manufacturing			2.6

Pan American Silver			2.5

Ensign Energy Services			2.5

Alleghany Corporation			2.5

Trican Well Service			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			19.2%

Natural Resources			15.4

Technology			14.2

Consumer Products			11.9

Financial Intermediaries			9.7

Industrial Services			6.8

Health			6.2

Consumer Services			4.9

Financial Services			2.3

Cash and Cash Equivalents			9.4

18 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

early in 2006 and was mostly on a downward slide through the rest of the year, even as it continued to post solid earnings. After trimming our position between early 2005 and January 2006, we then began to purchase shares at what we judged to be attractive prices throughout the year, particularly during October and November. The price of Ensign Energy Services also fell during 2006. We continued to think highly of its position as Canada’s second largest land-based drilling contractor and third largest well servicing contractor, and held a large position at the end of 2006.
     Two other long-time holdings whose long-term prospects we liked at year-end also experienced difficulties in 2006. EGL specializes in global air freight transport and supply-chain management services. Although its profits and earnings improved in the second half of 2006, its share price could not recover from a slide that began in May. We still liked its niche business and held a good-sized stake at the end of the year. Simpson Manufacturing makes a variety of wood-based building products. It’s the sort of low-debt, steady-earning business that value investors love. The firm’s stock felt the ripple effect of the slowdown in the housing market, accompanied by an earnings disappointment. We saw opportunity in its falling stock price and built our position through the end of August.
     The stock price of transportation company Arkansas Best was volatile, but decidedly downward moving, in 2006. The firm’s recent growth, while solid, has lagged some of its peers, and there are concerns that its industry may be headed for a slowdown. We liked the company’s habit of buying back shares, its long-term prospects, conservative capitalization and talented management, all of which outweighed the effect of its recent struggles. We added to our position in January and October of 2006.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$2,063 million

		Weighted Average P/E Ratio		15.1x

		Weighted Average P/B Ratio		2.7x

		Weighted Average Yield		0.7%

		Fund Net Assets		$4,528 million

		Turnover Rate		13%

     We have owned welding and cutting products maker, Lincoln Electric Holdings, in RPR’s portfolio since 1998. For many years, we have been attracted to its strong balance sheet, history of positive earnings and ability to generate positive cash flow. Its performance cooled off slightly in the second half, but it remained the Fund’s top performer on a dollar basis in 2006. Glamis Gold was one of several strong performers in the precious metals and mining industry, a group that also included Silver Standard Resources, Pan American Silver and Meridian Gold. After correcting in May, the industry as a whole finished the year with a terrific rally.
		Number of Holdings		59
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
Trican Well Service	$33,918,280	(Investment Class)		RYPRX
		(Service Class)		RPFFX
Ensign Energy Services	31,336,108	(Consultant Class)		RPRCX
		(Institutional Class)		RPFIX
EGL	18,646,144
		MORNINGSTAR STATISTICAL MEASURES*
Simpson Manufacturing	14,863,891
			RPR	Category Median	Best Quartile Breakpoint
Arkansas Best	14,853,577
		Sharpe Ratio	0.90	0.58	0.76

		Standard Deviation	13.81	15.92	14.65

		Beta	0.88	1.02	0.91
		*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (lowest expense class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RPR	14.90%	13.81	1.08

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  19

ROYCE LOW-PRICED STOCK FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Although Royce Low-Priced Stock Fund (RLP) behaved unlike a typical value-oriented fund during much of 2006, we were nonetheless very pleased with its calendar-year results. The Fund gained 19.0% in 2006, ahead of its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. RLP not only outpaced its small-cap benchmark in the robust first quarter (+15.7% versus +13.9%), but it repeated the trick in the bullish fourth quarter (+9.5% versus +8.9%) as well. In fact, the Fund only surrendered ground to the Russell 2000 when equity prices mostly fell in the second quarter (-5.5% versus -5.0%) and remained mostly low in the third (-0.7% versus +0.4%). Being relatively more opportunistic than many of our other offerings, the Fund is more likely to perform better in strong upswings and has on occasion lost more than its index during shorter-term downdrafts, as happened in 2006.
     Over recent market cycle and other long-term periods, RLP posted terrific results on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 12/31/06, RLP was up 163.6% versus 41.7% for the Russell 2000. In the primarily bullish phase that kicked off with the small-cap market trough on 10/9/02 through 12/31/06, the Fund gained 159.2%, once more staying ahead of the small-cap index, which was up 153.5% for the same period. RLP also outgained the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 12/31/06. The Fund’s average annual total return since inception was 15.9%.
     On a dollar-basis, Natural Resources led all of the Fund’s sectors in 2006, marking its third consecutive year of strong performance. While several energy services and oil and gas holdings suffered through second-half corrections, several

July-December 2006*			8.75%

One-Year			18.97

Three-Year			14.03

Five-Year			12.32

10-Year			15.97

Since Inception (12/15/93)			15.87
* Not annualized.

precious metals and mining companies overcame their own stock price corrections to end the year on a high note. Nine of the Fund’s 20 top-gaining stocks on a dollar basis came from the precious metals and mining group in 2006. At year-end, our take on the long-term prospects for both energy and precious metals stocks remained positive. We have chosen to act opportunistically, occasionally buying on dips and at times trimming on upticks, our eyes focused firmly on the long view.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RLP	Year	RLP	Agnico-Eagle Mines	$60,192,582

2006	19.0%	1999	29.8%	Silver Standard Resources	50,473,143

2005	9.7	1998	2.4	Glamis Gold	34,180,607

2004	13.6	1997	19.5	Metal Management	33,694,369

2003	44.0	1996	22.8	Knight Capital Group Cl. A	30,343,265

2002	-16.3	1995	22.5

2001	25.1	1994	3.0

2000	24.0
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS (% of Net Assets)

Silver Standard Resources			1.9%

Metal Management			1.9

Knight Capital Group Cl. A			1.8

eFunds Corporation			1.8

Foundry Networks			1.7

Meridian Gold			1.7

Perot Systems Cl. A			1.7

Harris Steel Group			1.6

IPSCO			1.6

Agnico-Eagle Mines			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			21.8%

Technology			16.2

Health			10.0

Industrial Products			8.6

Consumer Services			7.8

Industrial Services			7.0

Consumer Products			6.4

Financial Intermediaries			4.5

Financial Services			1.9

Miscellaneous			4.2

Cash and Cash Equivalents			11.6

20 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

We reduced our position in top performer Agnico-Eagle Mines through much of the year, sold some shares of Silver Standard Resources and pared back our stake in Hecla Mining in December after adding to it in October. Glamis Gold was acquired by another mining business in November, which offered us lucrative opportunities to sell. We started the year selling shares of Meridian Gold, but ended it buying, the end result being a decrease in our position in 2006. The share price of Pan American Silver dropped precipitously in the spring. Its recovery was a little more gradual than some of its precious metals peers, so we began to significantly build our position in April.
     We also rebuilt our stake in Ensign Energy Services in September. Canada’s second largest land-based drilling contractor and third largest well servicing contractor, the firm was also the Fund’s most significant loser on a dollar basis. When commodity prices fell in May, its share price followed suit. Further erosion occurred in September, when natural gas prices tanked—Canadian energy companies are especially sensitive to movements in natural gas prices, due mostly to Western Canada’s greater reliance on it. These corrections brought the stock price down to attractive levels, so we began to buy. Our admiration for this conservatively capitalized company’s well-managed business was not changed by its 2006 share price travails. We were not quite as confident about the prospects for International Coal Group. After dealing with more than its share of adversity, including revised earnings guidance for fiscal 2006 as a result of various operational problems, closed mines and the bankruptcy of a major coal supplier, the company posted losses in its fiscal third quarter.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,102 million

		Weighted Average P/E Ratio		16.8x

		Weighted Average P/B Ratio		2.4x

		Weighted Average Yield		0.5%

		Fund Net Assets		$4,674 million

		Turnover Rate		27%

     Elsewhere in the portfolio, we more than tripled our position in eResearch Technology as its price fell. We had concerns about the execution and operations of this cardiac services and products business, but these were outflanked by our high regard for its niche business and low debt. We held a good-sized position at the end of December in scrap metal recycling company Metal Management. It enjoyed a growing business, strong earnings and a move to the New York Stock Exchange, all of which helped to attract investors. We were initially drawn to its strong balance sheet and presence in a business that we like.
		Number of Holdings		198
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
Ensign Energy Services	$15,772,227	(Service Class)		RYLPX
		(Institutional Class)		RLPIX
International Coal Group	14,565,521

eResearch Technology	12,161,537	MORNINGSTAR STATISTICAL MEASURES*

Unit Corporation	8,462,764		RLP	Category Median	Best Quartile Breakpoint

Cell Genesys	7,858,380	Sharpe Ratio	0.61	0.58	0.76

		Standard Deviation	17.52	15.92	14.65

		Beta	1.11	1.02	0.91
		*Five years ended 12/31/06 Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RLP	12.32%	17.52	0.70

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  21

ROYCE TOTAL RETURN FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06

Manager’s Discussion
The mostly dividend-paying small- and micro-cap companies in the portfolio of Royce Total Return Fund (RTR) could not quite keep up with the feverish pace of small-cap returns in 2006, extending a theme that has characterized RTR’s results over the last four years. The Fund gained 14.5% in 2006, lagging its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. The Fund’s relative underperformance was the direct result of losing ground to the small-cap benchmark during the dynamic rallies of the year’s first (+9.4% versus +13.9%) and fourth quarters (+7.2.% versus +8.9%). The Fund’s conservative, risk-averse bias otherwise served it well, as RTR outpaced the Russell 2000 in the bearish second quarter, when it lost -3.5% versus a decline for the small-cap index of -5.0%. When equity prices were more mixed and returns flattened out during the third quarter, the Fund again did well, up 1.2% versus 0.4% for the Russell 2000. We were pleased with the RTR’s calendar-year returns on an absolute basis, in spite of it being at a relative disadvantage to the small-cap index.
    The Fund’s pattern of strong down market performance coupled with respectable bull-market results held true over recent market cycle and long-term periods. With its impressive 163.1% gain—compared to the 41.7% return for the Russell 2000 during the same period— RTR significantly outgained the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/06, while from the small-cap market trough on 10/9/02 through 12/31/06, the Fund posted a solid absolute return, up 115.7% versus 153.5% for the Russell 2000. While we always prefer to best the Fund’s benchmark, we were pleased with the Fund’s calendar-year and market-cycle showings. We were also very satisfied with its longer-term results. RTR outperformed the Russell 2000 for the five-year, 10-year and since inception (12/15/93) periods ended 12/31/06. The Fund’s average annual total return since inception was 14.2%.

July-December 2006*			8.50%

One-Year			14.54

Three-Year			13.36

Five-Year			13.25

10-Year			12.89

Since Inception (12/15/93)			14.16
* Not annualized.

    The second half of 2006 strongly resembled the first to the degree that each of the Fund’s equity sectors showed net gains and there was a welcome lack of significant losses at the industry and individual company level. In addition, a substantially larger number of companies showed net gains for the year than showed net losses. Thus, RTR’s relative underperformance was more a function of mostly solid but unspectacular

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RTR	Year	RTR	AllianceBernstein Holding L.P.	$39,267,950

2006	14.5%	1999	1.6%	SEI Investments	16,202,767

2005	8.2	1998	4.8	Lincoln Electric Holdings	12,569,730

2004	17.5	1997	23.7	EMCOR Group	12,485,277

2003	30.0	1996	25.5	Watson Wyatt Worldwide Cl. A	11,898,838

2002	-1.6	1995	26.9

2001	14.8	1994	5.1

2000	19.4

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS* (% of Net Assets)

AllianceBernstein Holding L.P.			2.2%

Canadian Government Bonds			2.1

Nuveen Investments Cl. A			0.7

SEI Investments			0.7

Woodward Governor			0.6

Cimarex Energy			0.6

CLARCOR			0.6

Federated Investors Cl. B			0.6

Lincoln Electric Holdings			0.6

Cabot Corporation			0.6
* Does not include U.S. Government securities.
PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			19.3%

Financial Intermediaries			17.5

Industrial Services			9.2

Natural Resources			9.2

Financial Services			8.9

Consumer Services			6.5

Consumer Products			5.8

Technology			4.3

Health			4.1

Utilities			1.9

Miscellaneous			3.7

Bonds and Preferred Stocks			3.2

Cash and Cash Equivalents			6.4

22 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

returns for many portfolio holdings. One sparkling exception to this rule was the performance of asset manager AllianceBernstein Holding, a firm whose stock we have been happy to own in the portfolio off and on since 1994 owing to it success in its business and steady dividend. After climbing through most of 2005 and early 2006, its share price dipped in the second quarter before beginning to recover during the summer. The rebound continued through the remainder of 2006. It was the Fund’s top holding at year-end. Another dividend-paying firm in the financial business was also a top performer and a top-ten holding, SEI Investments. The firm provides outsourced asset management, investment technology and other services to financial companies. Its stock price climbed steadily through 2006, boosted by increasing earnings strength.
      Many of the Fund’s holdings in financial companies did well in 2006. Financial Intermediaries and Financial Services led the way in dollar-based net gains for the calendar year, along with Industrial Products. Since 1998, we have owned shares of welding and cutting products maker Lincoln Electric Holdings in RTR’s portfolio. Its share price reflected its participation in the large-scale construction boom going on here in the U.S., as well as in China and elsewhere. Although we trimmed our position several times during 2006, at the end of the year it was a top-20 position, just one indication that we had lost none of our admiration for this well-managed, conservatively capitalized, dividend-paying business.
      Among the Fund’s less-than-stellar performers in 2006 was contract oil and gas well driller Helmerich & Payne, a company that we have owned in the Fund’s portfolio since 1998,
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,746 million

		Weighted Average P/E Ratio		16.5x

		Weighted Average P/B Ratio		2.3x

		Weighted Average Yield		2.0%

		Fund Net Assets		$6,003 million

		Turnover Rate		25%

when its conservative capitalization drew our attention. We built our stake during 2003 and the first half of 2004, when energy stocks were beginning to accelerate. The second half of 2006 saw the brakes applied across the industry, and Helmerich & Payne’s growing business and healthy earnings could not help it avoid the slowdown. Chemed Corporation operates VITAS Healthcare Corporation, a leading provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services. Neither business was able to get its stock healthy in 2006. We built our stake throughout the year in the hope that this conservatively capitalized, dividend-paying firm could right itself.
		Number of Holdings		483
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
Helmerich & Payne	$6,377,147	(Investment Class)		RYTRX
		(Service Class)		RYTFX
Scottish Re Group	6,251,929	(Consultant Class)		RYTCX
		(Institutional Class)		RTRIX
Chemed Corporation	6,106,613
		MORNINGSTAR STATISTICAL MEASURES*
Alberto-Culver	6,030,482
			RTR	Category Median	Best Decile Breakpoint
Invacare Corporation	5,790,007
		Sharpe Ratio	0.97	0.58	0.93

		Standard Deviation	10.94	15.92	13.60

		Beta	0.72	1.02	0.81
		*Five years ended 12/31/06. Category Median and Best Decile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RTR	13.25%	10.94	1.21

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  23

ROYCE HERITAGE FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
The strong calendar-year performance for Royce Heritage Fund (RHF) certainly helped the Fund to continue a tradition of strong results. RHF gained an impressive 22.6% in 2006, outpacing its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. Although it reached its high for 2006 late in December, much of the Fund’s relative performance advantage was built in the first half of 2006, a short-term period that experienced first rising then falling stock prices. During the dynamic first-quarter rally, the Fund gained 18.0%, outdistancing the Russell 2000’s 13.9% return. When stock prices fell in the second quarter, the Fund again outperformed its benchmark, losing 3.7% versus a loss of 5.0% for the Russell 2000. RHF then stayed a hair’s breadth ahead of the small-cap index in the third quarter (+0.5% versus +0.4%) before losing some ground in the upswing of the fourth quarter (+7.4% versus +8.9%).
     The Fund’s recent—ahem—heritage of strong absolute and relative returns was largely due to its sterling results over market cycle periods, a critical test for any of our portfolios in our efforts at building strong absolute returns over long-term time spans. From the previous small-cap peak on 3/9/00 through 12/31/06, the Fund significantly outdistanced the Russell 2000, with a gain of 127.3% versus a return of 41.7% for the benchmark. RHF also held a comfortable lead over the small-cap index from the small-cap market trough on 10/9/02 through 12/31/06, up 165.2% versus 153.5% for the small-cap index. One benefit of these market cycle results is the contribution they made in helping the Fund to outperform the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/95) periods ended 12/31/06. RHF’s average annual total return since inception was 18.5%.

July-December 2006*	7.91%

One-Year	22.62

Three-Year	17.08

Five-Year	12.43

10-Year	17.84

Since Inception (12/27/95)	18.52
* Not annualized.

     We sold our position in Nam Tai Electronics between July and September. The firm, which manufactures electronic components for the telecommunications, consumer and other markets, faced increased competition during 2006. The firm’s decision to expand its business in response looked likely to depress earnings for longer than we were willing to wait. Pharmaceutical stocks throughout the market generally endured difficult days in 2006. Generic drug maker Hi-Tech Pharmacal was no exception. Its stock price fell as it faced pricing

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RHF	AllianceBernstein Holding L.P.	$1,315,050

2006	22.6%	Insteel Industries	974,963

2005	8.7	First Consulting Group	928,653

2004	20.4	Caraco Pharmaceutical
		Laboratories	584,025
2003	38.1
		Haynes International	563,339
2002	-18.9

2001	20.5

2000	11.7

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RHF reflects Service Class results. Shares of RHF’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class.

1999	41.8

1998	19.5

1997	26.0

1996	25.6

TOP 10 POSITIONS (% of Net Assets)

AllianceBernstein Holding L.P.	4.5%

Caraco Pharmaceutical Laboratories	1.8

Ritchie Bros. Auctioneers	1.7

First Consulting Group	1.6

Armor Holdings	1.2

SEI Investments	1.2

Haynes International	1.2

Arrow International	1.2

Adesa	1.2

Rofin-Sinar Technologies	1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	19.9%

Financial Services	13.1

Health	12.8

Industrial Products	12.4

Industrial Services	11.8

Natural Resources	7.2

Financial Intermediaries	4.7

Consumer Services	3.2

Consumer Products	1.9

Miscellaneous	4.8

Cash and Cash Equivalents	8.2

24 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

pressure resulting from its industry doldrums and slower-than-expected FDA approvals for new drugs. We were willing to hold on based on our hopes for an eventual rebound in its business, its strong balance sheet and its promising new products in the pipeline for approval. It was one of the Fund’s twenty largest holdings at year-end.
     Top-ten holding Caraco Pharmaceutical Laboratories bucked the downward trend that plagued so many drug—as well as other healthcare—companies in 2006. We were drawn to its newer management, terrific product pipeline in generic drugs, and what appeared to us as ample hidden earnings potential owing to the firm’s arrangement with a large Indian pharmaceutical business that owns a majority of the firm’s stock. FDA approvals during 2006 of over-the-counter treatments for diabetes and other diseases helped to keep its share price in ever-improving health. Another happy exception to the woes that afflicted many healthcare stocks in 2006 was the terrific performance of First Consulting Group, which provides management and other services to healthcare, pharmaceutical and life sciences businesses. We liked its niche business and balance sheet. The earnings strength of this top-ten position seemed to take Wall Street by surprise in 2006, which in turn drew more investors to its stock.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$820 million

		Weighted Average P/E Ratio		19.8x

		Weighted Average P/B Ratio		2.6x

		Weighted Average Yield		0.8%

		Fund Net Assets		$99 million

		Turnover Rate		98%

     Asset management company AllianceBernstein Holding is a firm that we have long admired for its success in a business that we know well. The Fund’s largest holding at the end of the year was also its largest net gainer on a dollar basis in 2006 as the firm benefited from rising profits and earnings. Insteel Industries manufactures concrete reinforcing metal products. After reporting highly improved earnings for the fiscal first quarter of 2006, when we began to reduce our position, the firm enjoyed a second strong quarter. However, Insteel also announced that it was selling its well-regarded industrial-wire business, which led to a steep decline in its stock price. This led us to purchase shares during October and November. Its earnings remained solid, and the company bought back shares as its share price declined, which helped to keep our confidence high at the end of December.
		Number of Holdings		158
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
Hi-Tech Pharmacal	$464,094	(Service Class)		RGFAX
		(Consultant Class)		RYGCX
Nam Tai Electronics	367,325

Credence Systems	263,405	MORNINGSTAR STATISTICAL MEASURES*

Storm Cat Energy	239,850		RHF	Category Median	Best Quartile Breakpoint

Cognex Corporation	229,488	Sharpe Ratio	0.66	0.58	0.76

		Standard Deviation	16.09	15.92	14.65

		Beta	1.14	1.02	0.91
		*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RHF	12.43%	16.09	0.77

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  25

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
We always try to use market volatility to our advantage in the broadly diversified portfolio of small- and micro-cap stocks that comprise Royce Opportunity Fund (ROF), and 2006 offered us no shortage of opportunities. The Fund gained 18.8% in 2006, narrowly outperforming its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. While the Fund’s opportunistic approach to value investing has often given it a relative performance edge in small-cap market upswings, during 2006 this bull-period advantage was limited to the first quarter’s explosive rally (+16.7% +13.9%). ROF slightly lagged its benchmark in the dynamic fourth-quarter uptick that ended 2006 (+8.3% versus +8.9%). However, the Fund also held up relatively well both when equity prices began to tumble in the second quarter (-5.9% versus -5.0%) and when returns were mostly flat during the third quarter (-0.1% versus +0.4%).
     It is our belief that results over full market cycles and other long-term performance periods offer the best gauge of the Fund’s success. We are thus pleased to report that the Fund’s results were equally impressive on both an absolute and relative basis. From the previous small-cap market peak on 3/9/00 through 12/31/06, ROF was well ahead of the Russell 2000, up 150.7% versus 41.7%, an impressive advantage considering the Fund’s opportunistic approach and the down market period that inaugurated this cycle. Perhaps less surprising, but no less noteworthy, was ROF’s dominance in the more consistently bullish period from the small-cap market trough on 10/9/02 through 12/31/06, a time span in which the Fund gained 214.5% versus 153.5% for the small-cap index. ROF also outperformed the Russell 2000 for the one-, five-, 10-year and since inception (11/19/96) periods ended 12/31/06. The Fund celebrated 10 years of performance history in November 2006. ROF’s average annual total return since inception was 17.7%.

July-December 2006*	8.19%

One-Year	18.76

Three-Year	13.50

Five-Year	15.97

10-Year	17.34

Since Inception (11/19/96)	17.71
* Not annualized.

     Another way of describing the Fund’s opportunistic approach is that the portfolio is geared toward finding special situations in the small-cap world. We mention this because 2006 offered many chances both to find and profitably realize several special situations in the portfolio. Many of these opportunities have come from industrial companies engaged in large-scale, global infrastructure building. These activities involve both new construction

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	ROF	Chaparral Steel	$17,493,243

2006	18.8%	Robbins & Myers	13,854,196

2005	4.8	Volt Information Sciences	12,681,040

2004	17.5	OM Group	11,832,084

2003	72.9	Oregon Steel Mills	11,790,966

2002	-17.0

2001	17.3

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class.

2000	19.9

1999	32.3

1998	4.9

1997	20.8

TOP 10 POSITIONS (% of Net Assets)

Robbins & Myers	0.8%

Scholastic Corporation	0.7

Landry’s Restaurants	0.7

CIRCOR International	0.7

Barnes Group	0.7

Kaman Corporation Cl. A	0.6

Analogic Corporation	0.6

Ferro Corporation	0.6

Warnaco Group (The)	0.6

Crane Company	0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	34.3%

Industrial Products	24.0

Consumer Services	7.5

Industrial Services	6.1

Consumer Products	5.3

Health	4.5

Natural Resources	3.1

Financial Intermediaries	2.9

Financial Services	0.6

Miscellaneous	4.6

Cash and Cash Equivalents	7.1

26 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

projects, and repairs and refurbishment to large structures in decay. At the end of December, we remained confident that earnings growth would be able to keep pace with stock price appreciation.
     Growth in these companies gave the Industrial Products sector dollar-based net gains that more than doubled those of any other sector. Five of the Fund’s ten top-ten performers on a dollar basis were from the sector’s dynamic metal fabrication and distribution industry. During the second half, we acted as we did in the first by paring back positions when price appreciation pushed holdings beyond our sell targets and/or past 1.00% of total net assets. We reduced our stake in Chaparral Steel, Insteel Industries and RTI International Metals. We also sold our position in Oregon Steel Mills—a longtime holding we first purchased in 1998—by opportunistic selling into mostly rising prices throughout 2006.
     In 2004, we initiated a position in Robbins & Myers, an Industrial Products company that makes fluids management products and systems for a variety of industries, including oil and gas, pharmaceuticals and wastewater treatment. We liked its turnaround potential, especially as new management appeared committed to more effectively growing its businesses. However, even we were surprised by its explosive growth in the second half, boosted by stronger-than-expected earnings. We started reducing our position in July. The share price of long-time holding Volt Information Sciences was volatile but mostly rising in 2006. The strong finish of this telecommunications staffing and services company was part of a terrific fourth-quarter rally for Technology holdings, a period in which nearly half of the sector’s net gains for the year were achieved.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$562 million

		Weighted Average P/E Ratio		17.9x*

		Weighted Average P/B Ratio		1.7x

		Weighted Average Yield		0.5%

		Fund Net Assets		$2,356 million

		Turnover Rate		47%

     Among stocks that lost money during 2006, we sold our shares of Global Power Equipment Group. When we began to build our position between October 2004 and June 2006, the company looked well-positioned to turn its gas turbine power plant equipment business around. However, the execution of its putative recovery was handled poorly enough to land the firm in bankruptcy by September. We added to our stake in Powerwave Technologies between March and December. A wave of industry consolidations hurt its wireless communication products business. We believed that it could rebound once its industry stabilizes.
		Number of Holdings		302
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
Global Power Equipment Group	$6,228,305	(Investment Class)		RYPNX
		(Service Class)		RYOFX
Powerwave Technologies	5,219,645	(Consultant Class)		ROFCX
		(Institutional Class)		ROFIX
Journal Register	5,205,235	*Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/06.
		MORNINGSTAR STATISTICAL MEASURES*
Dana Corporation	4,954,705
			ROF	Category Median	Best Quartile Breakpoint
Credence Systems	4,938,088
		Sharpe Ratio	0.70	0.58	0.76

		Standard Deviation	20.70	15.92	14.65

		Beta	1.33	1.02	0.91
		*Five years ended 12/31/06 Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		ROF	15.97%	20.70	0.77

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  27

ROYCE SPECIAL EQUITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
As has been the case recently with some of our other more conservatively managed portfolios, Royce Special Equity Fund (RSE) posted results that were sub-par on a relative basis, but strong on an absolute basis. In addition, the Fund performed much as we would have expected during a calendar year in which more speculative small-caps ruled the roost. RSE gained 14.0% in 2006, trailing its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. The Fund fell behind the small-cap index during the bullish phases of the first (+9.0% versus +13.9%) and fourth (+6.2% versus +8.9%) quarters. When 2006’s early rally stalled in the second quarter, the Fund’s relative results improved, as it lost 3.7% compared to a loss of 5.0% for its benchmark. In the flatter performance period of the third quarter, RSE also outperformed the Russell 2000, up 2.4% versus 0.4% for the benchmark. However, in a year characterized more by dynamic upswings, there were few chances for the Fund to shine.
     The Fund showed strong absolute and respectable relative performance during recent market cycle and long-term time periods. RSE gained an impressive 185.0% from the previous small-cap market peak on 3/9/00 through 12/31/06, a period during which the Russell 2000 was up 41.7%. The market cycle performance is even more remarkable given that during the bullish phase that began with the small-cap market trough on 10/9/02 through 12/31/06, the Fund (only) gained 82.6% while the Russell 2000 was up 153.5%. The Fund outperformed its small-cap benchmark for the five-year and since inception (5/1/98) periods ended 12/31/06. RSE’s average annual total return since inception was 10.8%.

July-December 2006*	8.60%

One-Year	14.00

Three-Year	8.74

Five-Year	13.61

Since Inception (5/1/98)	10.75
* Not annualized.

     Helping the market in the fourth quarter was the decline in energy costs and interest rates. As was the case in the first quarter, speculative issues tended to dominate performance, thus leaving many of our names lagging with more opportunity for future recognition. Things can, and do, change quickly. Our search for value often leads us to purchase shares of under-owned,

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RSE	National Presto Industries	$8,335,459

2006	14.0%	Rofin-Sinar Technologies	6,997,016

2005	-1.0	The Genlyte Group	6,485,934

2004	13.9	Jack in the Box	6,463,066

2003	27.6	Bio-Rad Laboratories	6,040,701

2002	15.3

2001	30.8

2000	16.3

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class.

1999	-9.6

TOP 10 POSITIONS (% of Net Assets)

National Presto Industries	5.2%

Bio-Rad Laboratories Cl. A	4.6

Lancaster Colony	3.9

Claire’s Stores	3.7

Rofin-Sinar Technologies	3.6

Lawson Products	3.4

Carpenter Technology	2.9

CSS Industries	2.9

Hilb Rogal & Hobbs	2.9

Cascade Corporation	2.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	40.1%

Consumer Products	15.2

Consumer Services	14.1

Industrial Services	10.7

Health	8.1

Financial Services	2.8

Natural Resources	2.3

Technology	1.8

Miscellaneous	1.2

Cash and Cash Equivalents	3.7

28 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

under-followed, under-researched and thus, in our opinion, underappreciated issues. These types of companies do not generally flourish in a rapidly rising, lower quality market. Indeed, some observers have commented favorably on the Fund’s relatively low volatility and absolute return focus over the years. We have no argument with such an observation and patiently wish that the market over the last few years had bestowed greater favor on the sort of financially strong businesses that we seek for RSE’s portfolio.
     Of course, there were notable successes in 2006. National Presto Industries manufactures small electrical appliances, housewares, defense and absorbent products. Its earnings in 2006 seemed to be stronger than anticipated, which may have helped attract more investors to the stock. Its share price rose precipitously between January and April, fell a bit in May and then began to recover late in the summer. Although we trimmed our position in May and June, it was the Fund’s largest holding at the end of the year. The Fund’s largest sector, Industrial Products, also led the way in net gains on a dollar basis for the calendar year. Holdings in the machinery industry within the sector posted dollar-based net gains as a group that were larger than those of any other Fund sector. Strong earnings and record sales for fiscal 2006 seemed to draw more investors to Rofin-Sinar Technologies, which manufactures laser-based welding and cutting products. Industrial components companies also saw strong net gains on a dollar basis in 2006. Strength in earnings also seemed to benefit the stock price of Genlyte Group, a maker of various lighting products, including fixtures and controls, primarily for the non-residential market. Rising share prices led us to reduce our stake in each company in 2006.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$802 million

			Weighted Average P/E Ratio		16.1x

			Weighted Average P/B Ratio		2.3x

			Weighted Average Yield		1.1%

			Fund Net Assets		$605 million

			Turnover Rate		16%

		We parted ways with The Hampshire Group, a men’s and women’s apparel maker specializing in sweaters that are sold under its Designers Originals brand name. Its stock price fell on news of an audit committee probe into, among other things, allegations of the misuse and misappropriation of assets for personal benefit late in June. In February, we initiated a position in Insteel Industries and continued to buy through December. The company manufactures concrete reinforcing metal products.	Number of Holdings		62
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
Hampshire Group	$4,419,437		(Investment Class)		RYSEX
			(Service Class)		RSEFX
Insteel Industries	2,506,549		(Consultant Class)		RSQCX
			(Institutional Class)		RSEIX
Arkansas Best	1,964,319
			MORNINGSTAR STATISTICAL MEASURES*
Deb Shops	1,612,953
				RSE	Category Median	Best Decile Breakpoint
Banta Corporation	1,546,531
			Sharpe Ratio	0.94	0.58	0.93

			Standard Deviation	11.64	15.92	13.60

			Beta	0.58	1.02	0.81
			*Five years ended 12/31/06 Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

			RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RSE	13.61%	11.64	1.17

			Russell 2000	11.39	17.16	0.66
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  29

ROYCE VALUE FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Managers’ Discussion
After kicking off its sixth year with a relatively disappointing first half and a frustrating third quarter, Royce Value Fund (RVV) rebounded in October and November to close out the year in respectable shape with a strong absolute return. RVV gained 16.8% in 2006, lagging its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. Unfortunately for a value-oriented portfolio such as RVV, it lost the most ground to the small-cap index during the bearish period of the second quarter (in which it was down 5.9% compared to a loss of 5.0% for the Russell 2000) and the flat-to-down third quarter, when the Fund declined 2.1% and the Russell was up 0.4%. In the first- and fourth-quarter rallies, the Fund fared better on a relative basis. RVV was behind the Russell 2000 by one percentage point (+12.9% versus +13.9%) in the first quarter, while it was well ahead of its benchmark in the fourth-quarter rally that concluded 2006, up 12.2% versus the Russell 2000’s 8.9% return.
     However, recent relative underperformance did little to hurt RVV’s strong performances over a recent market rally and other long-term periods. From the small-cap market trough on 10/9/02 through 12/31/06, RVV gained an impressive 258.1% versus a return of 153.5% for its small-cap benchmark. We remain pleased with the Fund’s strong absolute and relative results considering both RVV’s conservative value approach and the mostly bullish climate in which it bested the small-cap index. It was a critical factor in RVV’s ability to outperform the Russell 2000 for the three-, five-year and since inception (6/14/01) periods ended 12/31/06. The Fund’s average annual total return since inception was 18.1%.

July-December 2006*	9.83%

One-Year	16.76

Three-Year	21.47

Five-Year	16.17

Since Inception (6/14/01)	18.14
* Not annualized.

    Natural Resources finished the year ahead of the Fund’s other sectors in dollar-based net gains. Although the stock prices of many holdings in the energy services and oil and gas industries suffered a bit in the second half, the strong finish for many precious metals and mining businesses more than compensated. Five sectors that were underwater year-to-date through 6/30/06 finished the year in positive territory. Consumer Services and Technology made the biggest turnarounds in dollar-based gains. The latter sector went from posting net

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RVV	Agnico-Eagle Mines	$4,032,495

2006	16.8%	Silver Standard Resources	3,798,733

2005	17.2	Western Silver	3,488,076

2004	30.9	NETGEAR	3,309,181

2003	54.3	Buckle (The)	2,623,297

2002	-23.5

TOP 10 POSITIONS (% of Net Assets)

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class.

Unit Corporation	2.7%

IPSCO	2.7

RC2 Corporation	2.7

Florida Rock Industries	2.6

Ivanhoe Mines	2.6

Simpson Manufacturing	2.2

Silver Standard Resources	2.2

NETGEAR	2.2

Cimarex Energy	2.2

Agnico-Eagle Mines	2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	23.9%

Industrial Products	19.6

Consumer Services	12.2

Technology	10.2

Consumer Products	7.1

Industrial Services	4.9

Financial Intermediaries	4.1

Health	2.9

Financial Services	2.3

Miscellaneous	3.2

Cash and Cash Equivalents	9.6

30 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

losses in the first half of 2006 to being RVV’s next-best net gainer for the full year. Consumer Products, Financial Intermediaries and Financial Services made similar trips from net losses in the first half to net gains for the full year.
     Within the precious metals and mining group, we built positions in two top performers, Agnico-Eagle Mines and Silver Standard Resources. Each is a conservatively capitalized firm with a growing business in an industry whose long-term prospects still looked promising to us. When stock prices of mining companies have been volatile, we have sought to use the price gyrations to our advantage by buying on dips. Elsewhere in the portfolio, NETGEAR posted an impressive performance in 2006. The company is a leading manufacturer of wireless Internet routers and other net-related products. We began to build our stake late in 2005 and continued to buy through the late summer of 2006. Many tech firms that are viewed as product or commodity based are often regarded as less promising than those that possess proprietary technology and/or intellectual property. We, on the other hand, saw an attractively priced business that had earned its reputation as an innovator in its industry. We were also drawn to its strong balance sheet and record of success. Its stock price began to climb in the fall, which led us to start selling shares in October. Early in 2005, we re-established a position in The Buckle, a clothing retailer whose balance sheet and steady earnings we have long admired. After building our stake over the past two years with some opportunistic purchases, we were pleased to see its stock price rise in the second half of the year. We trimmed our position in December.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,781 million

		Weighted Average P/E Ratio		13.5x

		Weighted Average P/B Ratio		2.7x

		Weighted Average Yield		0.6%

		Fund Net Assets		$471 million

		Turnover Rate		41%

     We parted ways with International Coal Group in August. Although we have not yet lost confidence in the firm, we did think that its ability to overcome several operational problems in its mines, as well as revised earnings guidance for fiscal 2006, might require more patience than we were willing to give in RVV’s portfolio. We felt differently about oil and natural gas company Cimarex Energy. Its share price first declined in May, then fell again in September, when natural gas prices plummeted. Seeing a well-managed business with positive earnings and a conservative balance sheet, in an industry that we like, led us to substantially increase our position in 2006.
		Number of Holdings		71
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
International Coal Group	$1,499,125	(Service Class)		RYVFX
		(Consultant Class)		RVFCX
Cimarex Energy	1,339,224	((Institutional Class)		RVFIX

MAXIMUS	1,307,163

Arkansas Best	1,162,865	MORNINGSTAR STATISTICAL MEASURES*

Ensign Energy Services	1,072,935		RVV	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	0.77	0.58	0.76

		Standard Deviation	18.68	15.92	14.65

		Beta	1.31	1.02	0.91
		*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVV	16.17%	18.68	0.87

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  31

ROYCE VALUE PLUS FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Managers’ Discussion
During a year in which many high-octane, growth-oriented small- and micro-cap stocks excelled, it was not surprising that Royce Value Plus Fund (RVP) enjoyed strong results on both an absolute and relative basis. RVP gained 19.4% in 2006, ahead of its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. The Fund’s strong calendar-year return contributed to the robust long-term results that the Fund has built during its nearly six years of existence. In 2006, RVP distinguished itself with strong performance during bull runs and respectable results during down and flat periods. During the dynamic first quarter, its 15.4% gain outpaced the Russell 2000’s return of 13.9%. Similarly, in the fourth-quarter rally, RVP was up 10.4% compared to a gain of 8.9% for its benchmark. When stock prices dropped during the second quarter, the Fund fell 5.8%, behind the 5.0% decline of its benchmark, while in the tepid third quarter, RVP lost 0.5% versus a gain of 0.4% for the small-cap index.
    The Fund’s impressive performance in 2006 would not mean nearly as much if it were not part of a pattern of strong results over long-term time periods. From the small-cap market trough on 10/9/02 through 12/31/06, RVP posted an eye-popping return of 285.8% versus the Russell 2000’s gain of 153.5% for the same period. We were very pleased that our portfolio that seeks small-cap companies with attractive growth prospects achieved this notable level of outperformance in a primarily bullish period. The Fund’s performance over this recent market cycle period helped it to also beat the Russell 2000 during long-term calendar-based periods.

July-December 2006*	9.85%

One-Year	19.35

Three-Year	20.09

Five-Year	21.58

Since Inception (6/14/01)	23.51
* Not annualized.

RVP outpaced the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 12/31/06. The Fund’s average annual total return since inception was 23.5%.
     With the exception of the Fund’s two loss leaders on a dollar basis, net losses in the portfolio were relatively mild, which certainly helped performance. International Coal Group has endured more than its share of difficulties in the past year. The firm revised earnings guidance for fiscal 2006 and suffered several problems at mines, including a closing and a fire. Fiscal third-quarter losses and rumors of a management leveraged buyout in December only compounded its misery. We increased our position during 2006, hopeful that it can reverse its fortunes. We also built our

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RVP	Silver Standard Resources	$8,203,977

2006	19.4%	Knight Capital Group Cl. A	7,652,300

2005	13.2	Packeteer	7,631,308

2004	28.2	Agnico-Eagle Mines	6,447,931

2003	79.9	Dolby Laboratories Cl. A	6,126,070

2002	-14.7
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant Class bear an annual distribution expense that is higher than that of the Service Class.

TOP 10 POSITIONS (% of Net Assets)

Ivanhoe Mines	1.8%

Knight Capital Group Cl. A	1.8

Silver Standard Resources	1.5

IPSCO	1.4

Navigant Consulting	1.4

Ceridian Corporation	1.4

Adesa	1.3

Agnico-Eagle Mines	1.3

FARO Technologies	1.3

Unit Corporation	1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	23.7%

Natural Resources	14.6

Industrial Products	10.5

Health	10.1

Industrial Services	6.7

Consumer Services	6.6

Financial Intermediaries	5.5

Consumer Products	2.4

Financial Services	1.7

Miscellaneous	4.7

Cash and Cash Equivalents	13.5

32 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

stake in eResearch Technology as its price fell amidst earnings that were positive, but lower than expected. We had concerns about the execution and operations of this cardiac services and products business, but our high regard for its niche business and low debt overcame our anxieties.
     One winning stock from the first half that also enjoyed a strong second half was wholesale and institutional securities trading execution company Knight Capital Group. Its stock price mostly climbed in 2006, though it experienced a brief correction in May. Earnings throughout 2006 were higher than Wall Street anticipated, helped later in the year by increased asset management fees from its hedge funds. The firm also completed an acquisition in October. In spite of its rising price, we increased our position in this firm that we regarded as a well-run, innovative company with strong long-term prospects and attractive fundamentals.
     Technology received a big boost from the fourth-quarter rally, which provided more than half of the sector’s dollar-based net gains for the year and pushed it to the top spot among the Fund’s sectors in 2006. We bought and sold opportunistically in an attempt to use the volatile stock price of Packeteer to our advantage. The firm posted better-than-expected earnings in the first two quarters of 2006, which led its share price to rise. Its price then fell, first when the market corrected in May and again on disappointing numbers for the company in July. The next quarter also brought lower-than-expected earnings, but the momentum of the fourth-quarter rally proved stronger, leading its price to rebound. The company develops software-based systems for wide area network (WAN) application systems designed to help businesses manage bandwidth issues. We liked its niche business and its balance sheet. Dolby Laboratories
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,100 million

		Weighted Average P/E Ratio		17.9x

		Weighted Average P/B Ratio		2.6x

		Weighted Average Yield		0.4%

		Fund Net Assets		$1,558 million

		Turnover Rate		31%

manufactures products and creates technologies for the entertainment industry. Its stock price was hyperactive in the fourth quarter, as investors seemed taken with the firm’s strong quarterly earnings and well-established business. We took some gains in November, but held a good-sized position at year-end. The fourth-quarter rally also benefited holdings in the precious metals and mining industry within the Natural Resources sector, which featured strong stock-picking and performance in 2006. Confident in the group’s long-term prospects, we increased our position in Silver Standard Resources, Agnico-Eagle Mines and Ivanhoe Mines.
		Number of Holdings		115
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
International Coal Group	$5,815,017	(Service Class)		RYVPX
		(Consultant Class)		RVPCX
eResearch Technology	5,555,318	(Institutional Class)		RVPIX

NUCRYST Pharmaceuticals	3,840,795
		MORNINGSTAR STATISTICAL MEASURES*
Ensign Energy Services	2,629,148
			RVP	Category Median	Best Quartile Breakpoint
Restore Medical	2,558,282
		Sharpe Ratio	0.96	0.58	0.76

		Standard Deviation	19.99	15.92	14.65

		Beta	1.29	1.02	0.91
		*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVP	21.58%	19.99	1.08

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  33

ROYCE TECHNOLOGY VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
During an otherwise strong year for small-cap stocks—and a solid one for several technology businesses as well—Royce Technology Value Fund (RTV) posted disappointing results on both an absolute and relative basis for the calendar year, part of a pattern that has unfortunately persisted for the last three years. RTV was up 8.5% in 2006, trailing both its small-cap benchmark, the Russell 2000 (+18.4%) and the technology portion of the Russell 2500 index, which was up 12.3% for the same period. Although 2006 will most likely be remembered for its robust bull markets, it was the down and flat market periods that spelled trouble for the Fund. During the dynamic first quarter, RTV was up 16.4%, ahead of the Russell 2000 (+13.9%) and only slightly behind the technology companies in the Russell 2500 index (+17.2%). During the similarly bullish fourth quarter, the Fund outpaced both indices, with a gain of 9.4% compared to 8.9% for the Russell 2000 and 6.8% for the technology stocks in the Russell 2500. However, the bearish climate of the second quarter was especially difficult. While the Russell 2000 lost 5.0%, and the technology stocks in the Russell 2500 declined 10.5%, RTV was down 11.7%. During the third quarter, the Fund was down 3.5% versus respective gains of 0.4% and 0.2% for the Russell 2000 and the tech businesses in the Russell 2500 index.
    The Fund’s long-term results remained solid on an absolute basis, but 2006’s results further eroded its relative returns. From the small-cap market trough on 10/9/02 through 12/31/06, RTV gained 133.9%, while the Russell 2000 was up 153.5% and the technology issues in the Russell 2500 gained 198.9%. The Fund underperformed the Russell 2000 for the three-, five- year and since inception (12/31/01) periods ended 12/31/06, but was ahead of the technology portion of the Russell 2500 index for the since inception period. RTV’s average annual total return since inception was 9.7%.

July-December 2006*	5.61%

One-Year	8.53

Three-Year	-1.26

Since Inception (12/31/01)	9.72

* Not annualized.

     Many small-cap technology stocks seem mired in a pattern of choppy, inconsistent performance that goes back to 2004. A solid rally begins, then a flurry of profit-taking ensues. A sell-off follows, one whose severity looks disproportionate—at least to us—relative to the valuations of many companies involved. This is how the selling during May and June 2006 appeared to us in the aftermath of a strong first four months. The bursting Internet

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RTV	Broadwing Corporation	$334,398

2006	8.5%	Acacia Research-Acacia Technologies	275,132

2005	-1.8	Analogic Corporation	250,582

2004	-9.6	i2 Technologies	236,082

2003	90.7	Harmonic	235,643

2002	-13.4
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS (% of Net Assets)

Digital Insight	2.7%

Epicor Software	2.6

Witness Systems	2.5

Jacada	2.4

Saba Software	2.4

Chordiant Software	2.4

UCN	2.3

SafeNet	2.3

Intervoice	2.2

i2 Technologies	2.2

INDUSTRY GROUP BREAKDOWN % of Net Assets

Software	23.6%

Internet Software and Services	18.0

Telecommunications	14.1

IT Services	8.7

Components and Systems	7.0

Commercial Services	4.5

Distribution	2.7

Information and Processing	2.0

Advertising and Publishing	1.6

Health Services	1.5

Aerospace and Defense 1.1	1.1

Cash and Cash Equivalents	15.2

34 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

bubble clearly made many investors a bit gun shy about tech companies. However, the strength of Technology in 2003’s rally seemed to do little to mitigate the willingness of investors to make more than a near-term commitment to small-cap technology stocks. In fact, we’ve seen (and bought and sold) many stocks that have thus far been unable to exceed share price highs established in 2003 or early 2004. In the past three years, the market has shown a preference for commodity-based stocks such as energy and more traditional service-based companies. The silver lining for small-cap tech investors is that valuations in the spring and early summer of 2006 created attractive purchase opportunities for us. Whether or not investors become more willing to invest in smaller technology businesses beyond the first notable uptick or decline in a stock price remains to be seen.
     Our difficulty with The SCO Group was the opposite of what we have seen in small-cap tech over the last three years—we made a long-term play that grew less and less likely of succeeding. The company’s stock price began to decline sharply during 2004 as it endured further delays and legal battles in its attempt to profit from what it believes are its intellectual property rights to the UNIX operating system. We began to sell our position in July 2006. We also chose to take our losses in Pixelplus Company and move on once it seemed apparent that its once-promising cell phone camera chip business was not as focused and successful as we’d initially thought. In August, accounting irregularities and resulting problems getting current financial and operating information led us to part ways with Terayon Communications Systems, a company that provides real-time digital video networking applications to cable, satellite and telecommunication companies.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$322 million

		Weighted Average P/B Ratio		2.4x

		Weighted Average Yield		0.1%

		Fund Net Assets		$21 million

		Turnover Rate		117%

		Number of Holdings		58

     We built positions in what we regarded as fundamentally sound, promising companies, particularly in software. Online banking software maker Digital Insight was in the process of being acquired at a solid gain at the end of 2006. Epicor Software makes back office and other management-related software that we thought had excellent growth potential. Although we took some gains in supply chain management software business i2 Technologies, we continued to hold its core business in high regard.
		Symbol
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss		(Service Class)		RYTVX

SCO Group (The)	$663,020

Pixelplus Company	365,389

Terayon Communications Systems	301,856
		MORNINGSTAR STATISTICAL MEASURES*
Glenayre Technologies	278,411
			RTV	Category Median	Best Quartile Breakpoint
ESI Entertainment Systems	247,696
		Sharpe Ratio	0.41	0.06	0.20

		Standard Deviation	23.13	25.28	23.13

		Beta	1.38	1.80	1.62
		*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 92 technology objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RTV	9.72%	23.13	0.42

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  35

ROYCE 100 FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Managers’ Discussion
Royce 100 Fund (ROH) spent the first half of 2006 doing better in bullish periods than in bearish ones, but underperformed in both the flat and dynamic markets that characterized the second half of 2006. The upshot was a solid year on an absolute basis, but a disappointing one on a relative basis. The Fund was up 13.7% during 2006, trailing its small-cap benchmark, the Russell 2000, which gained 18.4% for the same period. ROH gained 14.0% in the more robust first quarter (compared to a 13.9% return for the Russell 2000), but fell behind the small-cap index in the second-quarter downdraft, -7.4% versus -5.0% for the Russell 2000. The Fund was unable to make up ground between July and the end of December, first underperforming in the mostly sluggish third quarter (-0.3% versus +0.4%) and then staying behind during the fourth-quarter rally (+8.0% versus +8.9%). Much of our disappointment came from ROH’s difficulties in the down-to-flat environments between April and September, periods in which we would typically expect stronger performance against its benchmark.
     Short-term relative underperformance is never welcome, but if forced to choose, we would accept it in exchange for strong results over longer-term periods (and, of course, ROH’s calendar-year return was solid on an absolute basis). We remain pleased with the Fund’s early returns since its inception, especially its outperformance of the Russell 2000 for the three-year and since inception (6/30/03) periods ended 12/31/06. The Fund’s average annual total return since inception was 19.0%.

July-December 2006*	7.69%

One-Year	13.70

Three-Year	18.46

Since Inception (6/30/03)	19.00
* Not annualized.

      It may seem odd that a value-oriented portfolio underperformed the benchmark during a period of generally strong results for small-cap value. It may also seem a bit ironic, especially in this context, that a Fund which seeks high-quality small companies was led by Technology holdings in dollar-based gains during 2006. However, we have seen a number of what we regard as high-quality small-cap businesses that have not fully participated in the recent rally. In addition, the Tech stocks that we select for the portfolio are typically conservatively capitalized companies with strong fundamentals and established businesses. Power supply products and services company American Power Conversion has a strong balance sheet, a record of positive earnings and positive cash flow. We began to build a position in summer 2003 and added substantially to it during August and September 2006 when lower-than-expected earnings drove its stock price down. It rebounded suddenly and dramatically in October, when its acquisition by a larger company was announced.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	ROH	Knight Capital Group Cl. A	$285,678

2006	13.7%	American Power Conversion	222,311

2005	14.9	Dolby Laboratories Cl. A	216,981

2004	27.2	FARO Technologies	183,251

TOP 10 POSITIONS (% of Net Assets)		DTS	128,410

Knight Capital Group Cl. A	2.5%

Claire’s Stores	1.9

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

eFunds Corporation	1.9

Adesa	1.8

Grupo Aeroportuario del Centro Norte ADR	1.6

FARO Technologies	1.6

Foundry Networks	1.5

Universal Technical Institute	1.5

Cognex Corporation	1.5

Ceridian Corporation	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	21.1%

Industrial Products	19.2

Industrial Services	13.1

Consumer Services	12.2

Financial Services	8.3

Natural Resources	6.7

Consumer Products	6.1

Health	3.0

Financial Intermediaries	2.5

Miscellaneous	4.7

Cash and Cash Equivalents	3.1

36 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

  Dolby Laboratories, which manufactures digital audio products and technologies, also has little debt, an established record of earnings and ample free cash flow. Its stock price was hyperactive in the fourth quarter, as investors seemed attracted to the firm’s steady earnings and well-established business. We began to sell our shares in November. DTS is another digital audio media company with solid fundamentals. Although its earnings were negative in the calendar third quarter, its stock price rose in the fourth quarter. We built a good-sized position between February and September. FARO Technologies creates portable, software driven 3-D measurement systems for a variety of industrial uses. It too boasts a strong balance sheet. In recent years, the firm has also posted positive earnings and seen more consistently positive cash flow. Record sales in its fiscal second quarter helped to set the stage for a strong calendar fourth-quarter performance. It was a top-ten position at the end of 2006.

     Wholesale and institutional securities trading execution company Knight Capital Group was the Fund’s top holding at 12/31/06. Its earnings in 2006 were higher than Wall Street anticipated, helped later in the year by increased asset-management fees from its hedge funds. The firm also completed an acquisition in October. Our evaluation at year-end saw a well-run, innovative company with strong long-term prospects and attractive fundamentals.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,522 million

		Weighted Average P/E Ratio		18.7x

		Weighted Average P/B Ratio		2.5x

		Weighted Average Yield		0.9%

		Fund Net Assets		$35 million

		Turnover Rate		45%

     We parted company with ROH’s two leading losers on a dollar basis. While we still held out hope that each firm could right itself, we saw other opportunities elsewhere in the market. Questions about the ability to best execute its business led us to sell cardiac device and services business, eResearch Technology. A series of financial and operational problems, including revised earnings guidance for 2006 and a mine closing, prompted our departure from International Coal Group. By contrast, we added to our stake in Canadian oil well servicing company, Trican Well Service. Its price fell from all-time highs earlier in 2006, especially in the aftermath of plummeting natural gas prices in September.
		Number of Holdings		98
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol
eResearch Technology	$215,147	(Service Class)		RYOHX

International Coal Group	204,545

Trican Well Service	81,783
		MORNINGSTAR STATISTICAL MEASURES*
Nam Tai Electronics	77,864
			ROH	Category Median	Best Quartile Breakpoint
Pier 1 Imports	76,239
		Sharpe Ratio	1.15	0.76	0.94

		Standard Deviation	12.64	13.03	11.91

		Beta	1.50	1.57	1.42
		*Three years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 373 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		ROH	18.46%	12.64	1.46

		Russell 2000	13.56	13.95	0.97
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  37

ROYCE DISCOVERY FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
A terrific showing in the second half of 2006 secured a strong absolute return for Royce Discovery Fund (RDF) in 2006, though it was not quite enough to give the Fund a relative performance edge for the year. RDF gained 16.8% in 2006, trailing its small-cap benchmark, the Russell 2000, which was up 18.4%. The Fund’s second-half performance was a fortunate reversal of the year’s first half. Between January and June, RDF lagged its benchmark in both the bullish first quarter (+10.4% versus +13.9%) and the bearish second quarter (-6.9% versus -5.0%). However, the Fund then outpaced the Russell 2000 in the mostly flat third quarter (+1.1% versus +0.4%) and also led during the dynamic fourth-quarter rally (+12.4% versus +8.9%). Considering the Fund’s emphasis on micro-cap stocks, and the strength of that sector in the fourth quarter, RDF’s robust finish was not surprising.

July-December 2006*	13.61%

One-Year	16.84

Three-Year	12.53

Since Inception (10/3/03)	16.13
*Not annualized.

    Although the Fund underperformed the Russell 2000 for the one-year and three-year periods ended 12/31/06, we were pleased with its results because they have been entirely satisfactory on an absolute basis. We were also happy to see RDF, in spite of its second-quarter struggles in 2006, outperform the Russell 2000 from the interim small-cap peak on 5/5/06 through 12/31/06 (+4.6% versus +1.6%). Finally, we were more than satisfied with the Fund’s absolute and relative results since inception (10/3/03), a period in which it also bested the Russell 2000. RDF’s average annual total return since inception was 16.1%.
    Although holdings in Industrial Products and Consumer Services led the portfolio in dollar-based gains in 2006, the Fund’s late-year resurgence was also fueled by holdings in Technology and Health. Both sectors overcame net losses through the end of the third quarter before roaring back in the fourth. Net gains were spread in a fairly even fashion among the industries in the Tech sector, with semiconductors and equipment, internet software and services, and telecommunications leading the charge. Data storage and systems company Xyratex was among the sector’s top gainers on a dollar basis. Shares were first purchased for the portfolio in October 2005. After reducing our position in May, we re-purchased in October 2006. We first bought shares of technology training and electronic services business Imergent, shortly after the Fund’s inception. After selling our position in October 2005, we returned to the stock in May 2006. Its share price climbed in the fourth quarter.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RDF	American Oriental Bioengineering	$43,598

2006	16.8%	EZCORP Cl. A	35,682

2005	7.6	AMREP Corporation	30,515

2004	13.4	Xyratex	25,522

TOP 10 POSITIONS (% of Net Assets)		Imergent	25,486

American Oriental Bioengineering	1.9%

Meadowbrook Insurance Group	1.5

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Intevac	1.4

AMREP Corporation	1.4

Volt Information Sciences	1.4

Bradley Pharmaceuticals	1.3

SI International	1.3

Imergent	1.2

Shoe Carnival	1.2

Zoll Medical	1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	18.1%

Health	17.7

Industrial Products	15.9

Financial Intermediaries	11.4

Consumer Services	8.6

Industrial Services	8.4

Natural Resources	7.5

Consumer Products	5.8

Financial Services	1.2

Miscellaneous	4.4

Cash and Cash Equivalents	1.0

38 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

     In the Industrial Products sector, dollar-based net gains were also spread out—only one of the Fund’s top-ten net gainers (and only four of its top twenty) called the sector home. Net dollar-based gains in Health were more concentrated, coming in large part from four positions—American Oriental Bioengineering, Zoll Medical, Cholestech Corporation and Bradley Pharmaceuticals. Although the pharmaceutical industry mostly struggled in 2006, the portfolio held two fortunate exceptions. American Oriental Bioengineering—RDF’s top gainer on a dollar basis in 2006—makes plant-based pharmaceutical (PBP) and nutrition products (mostly soy-based) and uses proprietary processes for more efficient extraction of soybean peptide protein. Its price seemed to benefit from the fourth-quarter rally and the company’s bright forecast for 2007. We bought shares in May and October 2006. Bradley Pharmaceuticals specializes in over-the-counter drugs. Its share price also rose in the fourth quarter. The Fund’s overall exposure to Health companies was driven by the relatively larger presence of healthcare firms in the micro-cap sector.
     The top performer on a dollar basis in the Consumer Services sector in 2006 was credit, loan and pawn services provider EZCORP, whose fiscal second-quarter earnings improved by 95%. We sold our shares in early May at a substantial gain. Elsewhere in the portfolio, another top-gaining position on a dollar basis was AMREP Corporation. The firm develops real estate and builds affordable housing in the Western U.S. and also has businesses in magazine distribution and subscription fulfillment services. We took a position in October. Throughout 2006, the firm posted earnings well above expectations, but its share price did not really take off until November and December, around the time its media division announced an acquisition and AMREP posted record earnings for the fiscal second quarter of 2007.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$355 million

			Weighted Average P/E Ratio		14.6x

			Weighted Average P/B Ratio		2.0x

			Weighted Average Yield		0.5%

			Fund Net Assets		$4 million

			Turnover Rate		91%

		On the losing side, we sold our shares of Escala Group in October after allegations of fraud depressed its stock price beginning in early May. We also sold our position in Hi-Tech Pharmacal during October, as it struggled in the difficult environment for its industry. In the same month, we trimmed our stake in Olympic Steel as its price fell.	Number of Holdings		119
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
Escala Group	$26,821		(Service Class)		RYDFX

Hi-Tech Pharmacal	18,601
			MORNINGSTAR STATISTICAL MEASURES*
Olympic Steel	15,543
				RDF	Category Median	Best Quartile Breakpoint
PainCare Holdings	15,382
			Sharpe Ratio	0.75	0.76	0.94
Molecular Devices	14,413
			Standard Deviation	12.61	13.03	11.91

			Beta	1.56	1.57	1.42
			*Three years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 373 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RDF	12.53%	12.61	0.99

			Russell 2000	13.56	13.95	0.97
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  39

ROYCE FINANCIAL SERVICES FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
In 2006, Royce Financial Services Fund (RFS) exemplified how we ideally like to see a small-cap value portfolio perform, and not simply because the Fund outperformed its small-cap benchmark, the Russell 2000. RFS gained 24.8% in 2006, well ahead of the Russell 2000, which was up 18.4% for the same period. The Fund also outpaced the financial services sector of the Russell 2500 index, which was up 20.0% for the calendar year. Two thousand six was framed by two vigorous rallies in the first and fourth quarters. Sandwiched in between were a bearish second quarter and a nondecript third quarter. RFS underperformed the Russell 2000 during the upticks of the first (+7.9% versus +13.9%) and fourth quarters (+8.5% versus +8.9%), but it outpaced its small-cap benchmark during the second (+1.5% versus -5.0%) and third quarters (+5.3% versus +0.4%). The Fund also outgained the financial services companies in the Russell 2500 index in each quarter but the first. Our expectation is that we would like the Fund to be relatively competitive in short-term upswings and generally outperform the small-cap index during flat or negative return periods. We were therefore very pleased with RFS’s strong absolute and relative performance in 2006.

July-December 2006*	14.19%

One-Year	24.77

Since Inception (12/31/03)	17.24
* Not annualized.

     The Fund also demonstrated strong absolute and relative results from the interim small-cap market peak on 5/5/06 through 12/31/06, with a gain of 12.4% (most of it coming in the second half ) versus 1.6% for the Russell 2000 (and a gain of 9.0% for the financial services sector of the Russell 2500 index). The Fund’s first three years of existence—RFS celebrated three years of performance history on 12/31/06—were highly satisfying on both an absolute and relative basis. We could not ask more from a portfolio than what the Fund achieved in its early showings. The Fund’s average annual total return since inception was 17.2%.
     The environment for many financial stocks, especially financial intermediaries, was close to ideal in 2006. Credit conditions remained highly favorable, with credit quality mostly very good throughout the financial markets, narrow credit spreads and robust demand for loans. While there was some tightening in global liquidity during the second half of 2006, particularly in Japan, it was not significant enough to hamper the flow of capital (though it certainly merits ongoing scrutiny in 2007). The recently inverted yield curve is a concern, but the bond market remained forgiving, showing few serious concerns about risk. In addition, it has been nearly nine years

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RFS	Epoch Holding	$47,268

2006	24.8%	AllianceBernstein Holding L.P.	41,561

2005	12.2	Capital Trust	35,497

2004	15.1	KBW	33,560

TOP 10 POSITIONS (% of Net Assets)		U.S. Global Investors Cl. A	33,505

AllianceBernstein Holding L.P.	3.5%

KBW	2.9

Epoch Holding	2.9

Capital Trust Cl. A	2.6

Peapack-Gladstone Financial	1.9

Bank of NT Butterfield	1.7

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

SEI Investments	1.5

Highbury Financial	1.4

KKR Financial	1.4

Net 1 UEPS Technologies	1.4

INDUSTRY GROUP BREAKDOWN % of Net Assets

Banking	25.6%

Investment Management	15.7

Insurance	9.9

Securities Brokers	8.3

Real Estate Investment Trusts	7.7

Other Financial Intermediaries	3.9

Information and Processing	2.6

Software	2.5

Insurance Brokers	2.2

Closed-End Funds	1.0

Other Financial Services	2.0

Commercial Services	1.4

Other Consumer Services	0.8

Miscellaneous	4.7

Cash & Cash Equivalents	11.7
40  |  THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

since the last significant global financial crisis—the Asian currency collapse in the summer of 1998. (Interestingly, the bursting Internet bubble in the early part of the current decade led to no bank failures or related credit crises.) Finally, there have been fewer corporate bond defaults and bank failures than perhaps at any time since the end of World War II. While part of this can be explained by the way regional banks have transferred risk by selling to the capital markets, the overall health of global finance in 2006 was unquestionable.
     The combination of a strong stock market and ample global liquidity helped the share prices of several investment management companies in the portfolio during 2006. The industry led all of the Fund’s other industry groups in dollar-based net gains for the year, and six of the portfolio’s top-twenty net gainers came from investment management. Growing success as an asset manager, as well as a thirty percent increase in assets under management in the calendar second quarter, helped to draw more investors to the stock of Epoch Holdings. We have long admired its talented management. AllianceBernstein Holding is another firm that we have long admired for its success in a business that we know well. The Fund’s largest holding at the end of the year was also one of its largest dollar-based net gainers in 2006 as the firm benefited from rising profits and earnings. Success with natural resources and emerging markets stocks helped U.S. Global Investors to grow in 2006. In fiscal 2006, the firm’s assets under management, earnings and revenues all grew at impressive rates. We sold our shares at a hefty net gain in May. We also took some gains in T. Rowe Price Group as its stock price climbed in September, though our admiration for the firm’s asset management business was undiminished.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$970 million

			Weighted Average P/E Ratio		16.5x

			Weighted Average P/B Ratio		2.0x

			Weighted Average Yield		1.9%

			Fund Net Assets		$4.1 million

			Turnover Rate		14%

		Real estate investment trust Capital Trust benefited from a still-growing market in commercial properties. We purchased investment bank KBW at its initial public offering in November and were pleased to see its price rise quickly. Early in 2007, we parted ways with investment banker First Albany Companies because we were concerned about erosion in its core institutional trading and sales businesses. Overall weakness in the housing market hurt the mortgage business, and the stock price, of Friedman, Billings, Ramsey Group. We held a small position at year-end.	Number of Holdings		108
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
First Albany Companies	$9,260		(Service Class)		RYFSX

Friedman, Billings, Ramsey Group Cl. A	4,940
			MORNINGSTAR STATISTICAL MEASURES*
Federated Investors Cl. B	4,012
				RFS	Category Median	Best Quartile Breakpoint
Brown & Brown	3,495
			Sharpe Ratio	1.82	0.94	1.18
BKF Capital Group	3,208
			Standard Deviation	7.27	8.67	8.22

			Beta	0.83	0.96	0.80
			*Three years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 40 financial objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/06

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RFS	17.24%	7.27	2.37

			Russell 2000	13.56	13.95	0.97
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  41

ROYCE DIVIDEND VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
     Strong, solid performance in varying short-term markets characterized the calendar-year results for Royce Dividend Value Fund (RDV). The Fund gained 19.9% in 2006, ahead of its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. After narrowly trailing the Russell 2000 in the first half of the year, RDV bounced back with a terrific second half. The Fund underperformed in the first-quarter rally (+11.1% versus +13.9%), as one might expect for a dividend-oriented value portfolio. In the bearish second quarter, the Fund performed in a way consistent with its risk-averse value approach, down 3.5% versus a decline of 5.0% for the small-cap index. During the otherwise-underwhelming third quarter, RDV outpaced the Russell 2000 with a gain of 4.7% versus 0.4% for its benchmark. The Fund then trailed the Russell 2000 in the fourth quarter (+6.7% versus +8.9%), although its return was fine on an absolute basis. RDV was also ahead of the small-cap index from the interim small-cap peak on 5/5/06 through 12/31/06, up 7.2% compared to 1.6% for the Russell 2000.

July-December 2006*	11.74%

One-Year	19.87

Since Inception (5/3/04)	15.07
* Not annualized.

     The Fund’s tenure has been brief, and we always offer a note of caution regarding short-term results, even those that make our own Funds look good. Nonetheless, we have been very pleased with RDV’s early results on both an absolute and relative basis. The Fund outperformed the Russell 2000 for the one-year, two-year and since inception (5/3/04) periods ended 12/31/06. RDV’s average annual total return since inception was 15.1%.
     Dividends seem to be coming back in vogue. In 2006, as the economy slowed and inflationary pressures moderated, dividend-paying companies showed signs of what we hope will be a more sustained period of strong outperformance. We also believe that an eventual transition to higher quality stocks (which we think would benefit dividend-paying companies) may represent the key to outperformance during the next several years. Arguably more important, we think that this will be the case regardless of market capitalization. Certainly investors seeking quality in the micro-, small- and mid-cap areas helped the performance of several portfolio holdings.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RDV	SEI Investments	$85,195

2006	19.9%	AllianceBernstein Holding L.P.	77,648

2005	7.3	Capital Trust	65,688

		American Power Conversion	45,650
TOP 10 POSITIONS (% of Net Assets)
		HEICO Corporation Cl. A	42,210
AllianceBernstein Holding L.P.	4.1%

SEI Investments	3.5

Kohlberg Capital	3.2

Capital Trust Cl. A	2.4

Gallagher (Arthur J.) & Co.	2.1

Federated Investors Cl. B	1.7

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Magellan Midstream Holdings L.P.	1.7

Peapack-Gladstone Financial	1.7

HEICO Corporation Cl. A	1.7

Brady Corporation Cl. A	1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries	21.6%

Financial Services	18.1

Industrial Products	16.7

Natural Resources	12.0

Technology	10.0

Industrial Services	5.3

Consumer Services	4.9

Consumer Products	2.8

Health	2.2

Utilities	1.1

Miscellaneous	1.2

Bonds and Preferred Stocks	1.8

Cash and Cash Equivalents	2.3

42  |  THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

     Driving the Fund’s 2006 performance (and somewhat related to the periodic strength of dividend-paying stocks) were the close-to-ideal conditions for financial companies, which showed in the strong dollar-based gains for holdings in the Fund’s two largest sectors, Financial Intermediaries and Financial Services. Credit conditions remained highly favorable, credit quality was generally very good throughout the financial markets, credit spreads stayed narrow and demand for loans continued to be robust. Although some tightening in global liquidity could be felt during the second half of 2006, particularly in Japan, it was not significant enough to hamper the flow of capital (though it certainly merits ongoing scrutiny in 2007). The recently inverted yield curve is a concern, but the bond market remained forgiving, showing few serious concerns about risk. In addition, it has been nearly nine years since the last significant global financial crisis—the Asian currency collapse in the summer of 1998.
     AllianceBernstein Holding, a long-held position in other Royce-managed portfolios, saw its share price dip in the second quarter before it began to recover during the summer; it kept rising through the remainder of 2006. It was the Fund’s top holding at year-end. Another dividend-paying firm in the financial business was a top performer and a top-ten holding, SEI Investments. The firm provides outsourced asset management, investment technology and other services to financial companies. Its stock price climbed steadily through 2006, boosted by increasing earnings strength. Industrial Products and Technology also posted sizeable net gains on a dollar basis. The former sector was led by machinery companies Stewart & Stevenson Services and Franklin Electric., while aerospace and defense components maker HEICO Corporation and power supply products and services company American Power Conversion (the profitable target of an acquisition by a larger company) led the Technology sector.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$1,499 million

			Weighted Average P/E Ratio	17.3x

			Weighted Average P/B Ratio	2.5x

			Weighted Average Yield	2.7%

			Fund Net Assets	$6.8 million

			Turnover Rate	19%

		We built a position in Nam Tai Electronics, though we remained concerned about the electronic components maker’s decision to expand its business and the negative effect that project may have on earnings. In August, we took our losses and moved on from movie-theatre operator Carmike Cinemas, as mounting losses and stock delisting wore our patience down.	Number of Holdings	99
GOOD IDEAS AT THE TIME
2006 Net Realized and Unrealized Loss			Symbol
Nam Tai Electronics	$25,133		(Service Class)	RYDFX

Carmike Cinemas	22,432

First Albany Companies	16,205

Federated Investors Cl. B	12,844

Friedman, Billings, Ramsey Group Cl. A	9,690

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  43

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 95.4%			Media and Broadcasting - 0.5%
			Westwood One	2,690,400	$18,994,224
Consumer Products – 8.1%			World Wrestling Entertainment Cl. A	29,200	475,960
Apparel and Shoes - 2.6%
Kenneth Cole Productions Cl. A	517,400	$12,412,426			19,470,184
Columbia Sportswear	207,500	11,557,750
Cutter & Buck [b]	1,053,100	11,341,887	Restaurants and Lodgings - 1.9%
Jones Apparel Group	37,900	1,266,997	Applebee’s International	927,300	22,876,491
K-Swiss Cl. A	1,064,600	32,725,804	Bob Evans Farms	62,994	2,155,655
Polo Ralph Lauren Cl. A	37,700	2,927,782	CBRL Group	282,800	12,658,128
Stride Rite	930,000	14,024,400	CEC Entertainment [a]	620,300	24,967,075
†True Religion Apparel [a,c]	53,100	812,961	IHOP Corporation	44,700	2,355,690
Warnaco Group (The) [a]	49,300	1,251,234	Ruby Tuesday	444,100	12,186,104
Weyco Group [b]	590,500	14,673,925
Wolverine World Wide	88,800	2,532,576			77,199,143

		105,527,742	Retail Stores - 6.3%
			†America’s Car-Mart [a]	465,100	5,516,086
Collectibles - 0.1%			AnnTaylor Stores [a]	181,400	5,957,176
Russ Berrie & Company [a]	367,700	5,680,965	BJ’s Wholesale Club [a]	726,800	22,610,748
			Big Lots [a]	326,600	7,485,672
Food/Beverage/Tobacco - 0.1%			Borders Group	20,000	447,000
CoolBrands International [a,c]	568,000	628,324	Buckle (The)	638,300	32,457,555
			CarMax [a]	175,000	9,385,250
Home Furnishing and Appliances - 1.9%			Cato Corporation Cl. A	1,169,350	26,789,809
American Woodmark	469,578	19,651,839	Charming Shoppes [a]	498,800	6,748,764
Ethan Allen Interiors	787,800	28,447,458	Claire’s Stores	1,275,500	42,270,070
Furniture Brands International	337,600	5,479,248	Deb Shops	432,480	11,417,472
Natuzzi ADR [a]	1,032,700	8,788,277	†Dollar Tree Stores [a]	254,800	7,669,480
†Select Comfort [a,c]	29,700	516,483	Dress Barn (The) [a]	27,622	644,421
Stanley Furniture [b]	780,324	16,737,950	Family Dollar Stores	34,800	1,020,684
			†Finish Line (The) Cl. A	1,135,100	16,209,228
		79,621,255	†Pacific Sunwear of California [a]	374,900	7,340,542
			†Payless ShoeSource [a]	900	29,538
Publishing - 0.5%			Pep Boys- Manny, Moe & Jack	172,500	2,563,350
Journal Communications Cl. A	48,500	611,585	Pier 1 Imports	1,151,200	6,849,640
Scholastic Corporation [a]	529,900	18,991,616	Ross Stores	17,000	498,100
			Talbots	223,450	5,385,145
		19,603,201	Tiffany & Co.	500,000	19,620,000
			Tuesday Morning	525,700	8,174,635
Sports and Recreation - 1.7%			Weis Markets	277,000	11,110,470
Arctic Cat	8,700	153,033
Callaway Golf	352,400	5,078,084			258,200,835
Monaco Coach	751,800	10,645,488
Polaris Industries	156,700	7,338,261	Other Consumer Services - 1.2%
Thor Industries	624,900	27,489,351	Collectors Universe	54,187	726,106
Winnebago Industries	564,800	18,587,568	Corinthian Colleges [a]	553,013	7,537,567
			MoneyGram International	377,700	11,844,672
		69,291,785	Sotheby’s	111,500	3,458,730
			†Universal Technical Institute [a]	1,109,400	24,639,774
Other Consumer Products - 1.2%
Burnham Holdings Cl. A	117,964	1,946,406			48,206,849
Fossil [a]	571,300	12,899,954
Matthews International Cl. A	11,100	436,785	Total (Cost $399,463,273)		455,994,309
RC2 Corporation [a]	724,300	31,869,200
Yankee Candle	21,200	726,736	Financial Intermediaries – 6.3%
			Banking - 0.8%
		47,879,081	BOK Financial	164,000	9,016,720
			†Boston Private Financial Holdings	642,300	18,119,283
Total (Cost $249,189,166)		328,232,353	Investors Financial Services	100,000	4,267,000

Consumer Services – 11.2%					31,403,003
Direct Marketing - 0.6%
Nu Skin Enterprises Cl. A	1,239,200	22,590,616	Insurance - 3.1%
			Alleghany Corporation [a]	50,314	18,294,170
Leisure and Entertainment - 0.7%			Argonaut Group [a]	181,000	6,309,660
Carmike Cinemas [c]	76,100	1,551,679	Aspen Insurance Holdings	210,000	5,535,600
Dover Downs Gaming & Entertainment	26,783	358,089	Assured Guaranty	787,300	20,942,180
†International Speedway Cl. A	345,600	17,639,424	Baldwin & Lyons Cl. B	306,000	7,815,240
Multimedia Games [a,c]	908,900	8,725,440
Steiner Leisure [a]	45,100	2,052,050

		30,326,682

44 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Hi-Tech Pharmacal [a,b]	768,753	$9,355,724
Insurance (continued)			Lexicon Genetics [a]	1,497,400	5,405,614
Commerce Group	12,100	$359,975	Myriad Genetics [a,c]	125,000	3,912,500
Erie Indemnity Cl. A	251,000	14,552,980	Perrigo Company	930,609	16,099,536
ProAssurance Corporation [a]	373,454	18,642,824	†ViroPharma [a]	76,900	1,125,816
RLI	65,231	3,680,333	Zila [a]	1,633,500	4,149,090
†Security Capital Assurance	398,500	11,090,255
United Fire & Casualty	72,000	2,538,000			67,772,231
Wesco Financial	18,970	8,726,200
Zenith National Insurance	165,250	7,751,878	Health Services - 1.8%
			Accelrys [a]	40,000	240,400
		126,239,295	Cross Country Healthcare [a]	481,300	10,501,966
			Healthcare Services Group	289,900	8,395,504
Real Estate Investment Trusts - 0.7%			†HealthSouth Corporation [a,c]	515,000	11,664,750
†Capital Trust Cl. A	224,600	11,216,524	Hooper Holmes [a]	2,392,970	7,920,731
†KKR Financial	640,300	17,153,637	Horizon Health [a]	224,400	4,391,508
			†Lincare Holdings [a]	388,868	15,492,501
		28,370,161	Mediware Information Systems [a]	40,100	335,236
			On Assignment [a]	85,000	998,750
Securities Brokers - 0.8%			U.S. Physical Therapy [a,b]	1,007,575	12,342,794
Investment Technology Group [a]	50,000	2,144,000
Jefferies Group	36,050	966,861			72,284,140
†Knight Capital Group Cl. A [a]	1,564,300	29,987,631
			Medical Products and Devices - 2.3%
		33,098,492	Applera Corporation- Applied Biosystems
			Group	850	31,186
Other Financial Intermediaries - 0.9%			Arrow International	576,201	20,385,991
International Securities Exchange			IDEXX Laboratories [a]	184,000	14,591,200
Holdings Cl. A	225,000	10,527,750	Invacare Corporation	386,400	9,486,120
MarketAxess Holdings [a]	309,800	4,203,986	STERIS Corporation	200,000	5,034,000
TSX Group	604,100	24,145,351	†Syneron Medical [a]	188,949	5,126,186
			Thoratec Corporation [a]	367,800	6,465,924
		38,877,087	Varian Medical Systems [a]	1,300	61,841
			Viasys Healthcare [a]	327,500	9,111,050
Total (Cost $163,500,677)		257,988,038	Vital Signs	310,295	15,489,926
			Young Innovations	222,550	7,410,915
Financial Services – 5.5%
Information and Processing - 1.5%					93,194,339
eFunds Corporation [a]	1,196,900	32,914,750
PRG-Schultz International [a,c]	24,500	196,000	Personal Care - 1.2%
SEI Investments	468,200	27,885,992	Inter Parfums	904,800	17,363,112
			Nutraceutical International [a,b]	853,810	13,071,831
		60,996,742	Regis Corporation	480,900	19,014,786
			†USANA Health Sciences [a,c]	40,290	2,081,381
Insurance Brokers - 0.8%
Gallagher (Arthur J.) & Co.	654,800	19,349,340			51,531,110
Hilb Rogal & Hobbs	300,000	12,636,000
			Total (Cost $229,328,767)		285,422,057
		31,985,340
			Industrial Products – 15.0%
Investment Management - 3.1%			Automotive - 0.6%
†AGF Management Cl. B	680,600	16,341,637	†Dorman Products [a]	459,755	4,979,147
Affiliated Managers Group [a]	26,200	2,754,406	Gentex Corporation	573,800	8,928,328
AllianceBernstein Holding L.P.	835,400	67,166,160	Strattec Security [a]	150,000	6,990,000
Federated Investors Cl. B	597,800	20,193,684	Wescast Industries Cl. A	373,700	3,637,178
GAMCO Investors Cl. A	135,800	5,222,868
†Waddel & Reed Financial Cl. A	549,100	15,023,376			24,534,653
Westwood Holdings Group	98,400	2,266,152
			Building Systems and Components - 1.8%
		128,968,283	AAON	125,850	3,307,338
			Drew Industries [a]	750,800	19,528,308
Other Financial Services - 0.1%			Preformed Line Products	189,786	6,689,957
†Chardan North China Acquisition [a,c]	155,200	1,344,032	Simpson Manufacturing	1,239,100	39,217,515
			Teleflex	50,000	3,228,000
Total (Cost $164,399,809)		223,294,397
					71,971,118
Health – 7.0%
Commercial Services - 0.1%			Construction Materials - 1.5%
PAREXEL International [a]	22,100	640,237	Ash Grove Cement	50,018	10,603,816
			†Eagle Materials	204,500	8,840,535
Drugs and Biotech - 1.6%			Florida Rock Industries	890,887	38,352,685
Applera Corporation- Celera Group [a]	446,300	6,243,737
†Biosite [a,c]	156,900	7,664,565
Endo Pharmaceuticals Holdings [a,c]	500,930	13,815,649

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 45

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			BB Holdings [a]	94,500	$272,921
Construction Materials (continued)			†Barrett Business Services	384,189	8,997,706
NCI Building Systems [a]	31,000	$1,604,250	†CBIZ [a]	260,275	1,814,117
St. Lawrence Cement Group Cl. A	13,500	347,297	Carlisle Group [a]	37,800	75,493
			Central Parking	45,000	810,000
		59,748,583	Copart [a]	589,300	17,679,000
			eResearch Technology [a]	866,150	5,829,189
Industrial Components - 0.6%			FTI Consulting [a]	157,000	4,378,730
AMETEK	1,400	44,576	Grupo Aeroportuario del Sureste ADR	379,500	16,117,365
CLARCOR	238,800	8,073,828	†Heidrick & Struggles International [a]	455,900	19,311,924
Donaldson Company	2,300	79,833	Hewitt Associates Cl. A [a]	615,000	15,836,250
PerkinElmer	374,200	8,318,466	Korn/Ferry International [a]	866,700	19,899,432
Powell Industries [a]	317,000	10,007,690	†Labor Ready [a]	602,300	11,040,159
			LECG Corporation [a]	1,123,200	20,756,736
		26,524,393	MPS Group [a]	834,300	11,830,374
			Manpower	500	37,465
Machinery - 4.9%			†Navigant Consulting [a]	658,700	13,015,912
†Applied Industrial Technologies	355,200	9,345,312	†Portfolio Recovery Associates [a]	8,800	410,872
†Eagle Test Systems [a]	956,431	13,944,764	RCM Technologies [a]	179,500	1,075,205
Franklin Electric	414,954	21,324,486	SM&A [a,b]	1,819,900	10,555,420
Graco	545,450	21,610,729	†TRC Companies [a,c]	52,600	453,938
Lincoln Electric Holdings	741,486	44,800,584	Viad Corporation	50,650	2,056,390
Nordson Corporation	206,700	10,299,861	Watson Wyatt Worldwide Cl. A	355,900	16,068,885
PAXAR Corporation [a]	67,400	1,554,244	Wright Express [a]	20,000	623,400
Rofin-Sinar Technologies [a]	604,100	36,523,886
Tennant Company	240,900	6,986,100			234,415,448
Woodward Governor	870,916	34,584,074
			Engineering and Construction - 0.2%
		200,974,040	Exponent [a]	375,800	7,012,428
			Washington Group International [a]	1,500	89,685
Metal Fabrication and Distribution - 2.9%
†Chaparral Steel	370,286	16,392,561			7,102,113
Gibraltar Industries	421,212	9,902,694
IPSCO	337,800	31,709,286	Food and Tobacco Processors - 0.2%
Kaydon Corporation	253,200	10,062,168	†Sunopta [a]	164,910	1,451,208
Metal Management	483,000	18,281,550	Zapata Corporation [a,b]	1,009,600	7,067,200
Quanex Corporation	22,300	771,357
Schnitzer Steel Industries Cl. A	489,800	19,445,060			8,518,408
†Steel Dynamics	349,300	11,334,785
			Industrial Distribution - 1.0%
		117,899,461	Mine Safety Appliances	445,000	16,309,250
			Ritchie Bros. Auctioneers	491,400	26,309,556
Specialty Chemicals and Materials - 0.8%
Aceto Corporation	152,620	1,318,637			42,618,806
Balchem Corporation	71,800	1,843,824
Cabot Corporation	180,000	7,842,600	Transportation and Logistics - 1.4%
MacDermid	164,300	5,602,630	Arkansas Best	409,900	14,756,400
Quaker Chemical	400	8,828	†Dynamex [a]	37,140	867,590
Schulman (A.)	9,591	213,400	Florida East Coast Industries	176,500	10,519,400
†Westlake Chemical	516,800	16,217,184	Landstar System	300	11,454
			†Midwest Air Group [a,c]	87,200	1,002,800
		33,047,103	Nordic American Tanker Shipping	477,800	16,316,870
			Patriot Transportation Holding [a]	80,800	7,543,488
Other Industrial Products - 1.9%			Universal Truckload Services [a]	368,325	8,747,719
Brady Corporation Cl. A	1,074,700	40,064,816
Diebold	277,900	12,950,140			59,765,721
Electro Rent [a]	192,000	3,206,400
HNI Corporation	253,700	11,266,817	Other Industrial Services - 0.1%
†Mettler-Toledo International [a]	101,300	7,987,505	Landauer	25,000	1,311,750
Herman Miller	1,700	61,812
			Total (Cost $314,789,982)		354,698,686
		75,537,490
			Natural Resources – 12.5%
Total (Cost $441,431,570)		610,236,841	Energy Services - 4.1%
			Carbo Ceramics	544,300	20,340,491
Industrial Services – 8.7%			Ensign Energy Services	1,851,600	29,199,437
Advertising and Publishing - 0.1%			Helmerich & Payne	400	9,788
MDC Partners Cl. A [a]	130,600	966,440	Hydril [a]	50,100	3,767,019
			Input/Output [a,c]	666,700	9,087,121
Commercial Services - 5.7%			Lufkin Industries	50,226	2,917,126
Adesa	647,000	17,954,250
†Administaff	409,500	17,514,315

46 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			†Palm [a]	667,300	$9,402,257
Energy Services (continued)			Plexus Corporation [a]	771,400	18,421,032
Oil States International [a]	798,100	$25,722,763	Richardson Electronics	564,662	5,144,071
Pason Systems	1,797,900	20,443,471	Rimage Corporation [a]	418,103	10,870,678
Patterson-UTI Energy	245,400	5,700,642	Symbol Technologies	33,200	496,008
Precision Drilling Trust	257,500	5,963,700	TTM Technologies [a]	300,000	3,399,000
RPC	928,837	15,678,769	Technitrol	490,400	11,715,656
TETRA Technologies [a]	37,652	963,138	Tektronix	404,300	11,793,431
Trican Well Service	1,473,700	25,679,016
Willbros Group [a,c]	143,300	2,708,370			121,891,473

		168,180,851	Distribution - 1.2%
			Benchmark Electronics [a]	689,050	16,785,258
Oil and Gas - 3.9%			†CDW Corporation	100,000	7,032,000
†CE Franklin [a,c]	127,640	1,284,058	†Insight Enterprises [a]	465,100	8,776,437
Cimarex Energy	844,014	30,806,511	Nu Horizons Electronics [a]	763,134	7,852,649
†Crosstex Energy	504,000	15,971,760	Solectron Corporation [a]	2,967,900	9,556,638
Edge Petroleum [a]	756,500	13,798,560
†Mariner Energy [a]	728,600	14,280,560			50,002,982
Penn Virginia	13,730	961,649
PetroCorp [a,d]	210,800	0	Internet Software and Services - 0.3%
St. Mary Land & Exploration	685,400	25,250,136	CNET Networks [a]	604,200	5,492,178
SEACOR Holdings [a]	227,700	22,574,178	†Digitas [a]	15,800	211,878
Superior Well Services [a]	101,280	2,588,717	†WebEx Communications [a]	130,700	4,560,123
Unit Corporation [a]	646,900	31,342,305
					10,264,179
		158,858,434
			IT Services - 2.8%
Precious Metals and Mining - 3.9%			†BearingPoint [a]	2,047,100	16,110,677
Agnico-Eagle Mines	770,100	31,758,924	†Black Box	279,900	11,753,001
Apex Silver Mines [a]	109,500	1,739,955	Ceridian Corporation [a]	161,100	4,507,578
Eldorado Gold [a]	1,989,400	10,742,760	Forrester Research [a]	269,100	7,295,301
Golden Star Resources [a,c]	1,675,300	4,942,135	Gartner [a]	781,300	15,461,927
Hecla Mining [a]	2,641,800	20,236,188	Keane [a]	370,780	4,415,990
†International Coal Group [a,c]	1,708,640	9,312,088	MAXIMUS	294,315	9,059,016
†Ivanhoe Mines [a]	1,929,700	18,968,951	Perot Systems Cl. A [a]	2,264,600	37,116,794
Kingsgate Consolidated	109,447	362,846	Sapient Corporation [a]	698,400	3,834,216
Meridian Gold [a]	820,300	22,796,137	Syntel	189,348	5,074,526
Minefinders Corporation [a,c]	587,700	5,230,530	TriZetto Group (The) [a]	47,100	865,227
Pan American Silver [a]	364,500	9,174,465
Silver Standard Resources [a]	734,000	22,563,160			115,494,253

		157,828,139	Semiconductors and Equipment - 4.4%
			Cabot Microelectronics [a]	252,500	8,569,850
Real Estate - 0.6%			Catalyst Semiconductor [a]	319,800	1,100,112
The St. Joe Company	413,800	22,167,266	†Cirrus Logic [a]	1,859,500	12,793,360
			Cognex Corporation	805,535	19,187,844
Total (Cost $330,711,750)		507,034,690	Cohu	29,865	602,078
			DSP Group [a]	49,500	1,074,150
Technology – 16.2%			†Diodes [a]	532,100	18,878,908
Aerospace and Defense - 0.6%			Dolby Laboratories Cl. A [a]	897,600	27,843,552
Curtiss-Wright	371,500	13,775,220	Entegris [a]	1,870,500	20,238,810
FLIR Systems [a]	22,900	728,907	Exar Corporation [a]	741,941	9,645,233
Innovative Solutions and Support [a,c]	244,200	4,158,726	Fairchild Semiconductor International [a]	1,008,000	16,944,480
Integral Systems	101,500	2,351,755	GSI Group [a]	159,000	1,540,710
TVI Corporation [a]	588,320	1,382,552	International Rectifier [a]	100,000	3,853,000
			IXYS Corporation [a]	728,315	6,482,004
		22,397,160	OmniVision Technologies [a]	301,700	4,118,205
			Semitool [a,b]	1,710,367	22,764,985
Components and Systems - 3.0%			†Varian [a]	100,000	4,479,000
†DDi Corporation [a,c]	132,600	954,720
Digi International [a]	1,092,093	15,059,962			180,116,281
Dionex Corporation [a]	294,426	16,696,898
Electronics for Imaging [a]	51,700	1,374,186	Software - 1.6%
Energy Conversion Devices [a]	25,000	849,500	Fair Isaac	87,700	3,565,005
Excel Technology [a]	159,900	4,091,841	iPass [a,c]	2,600,528	15,291,105
Hutchinson Technology [a]	50,000	1,178,500	MSC. Software [a]	35,000	533,050
Nam Tai Electronics	687,540	10,443,733	Macrovision Corporation [a]	111,800	3,159,468
			ManTech International Cl. A [a]	484,955	17,860,893

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 47

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE			VALUE
Technology (continued)			Lehman Brothers (Tri-Party),
Software (continued)			5.15% dated 12/29/06, due 1/3/07,
†PAR Technology [a]	242,900	$2,190,958	maturity value $125,089,410 (collateralized
Pervasive Software [a,b]	1,922,600	6,940,586	by obligations of various U.S. Government
SPSS [a]	4,300	129,301	Agencies, valued at $127,576,848)
Transaction Systems Architects Cl. A [a]	485,390	15,809,152	(Cost $125,000,000)		$125,000,000
†Trintech Group ADR [a,c]	123,400	556,534
			TOTAL REPURCHASE AGREEMENTS
		66,036,052	(Cost $193,602,000)		193,602,000

Telecommunications - 2.3%				PRINCIPAL
†ADTRAN	862,400	19,576,480		AMOUNT
Catapult Communications [a]	273,000	2,451,540	COLLATERAL RECEIVED FOR
Foundry Networks [a]	1,660,200	24,869,796	SECURITIES LOANED – 0.9%
Intervoice [a]	30,000	229,800	U.S. Treasury Bonds
KVH Industries [a]	231,000	2,450,910	6.25% due 8/15/23	$282,286	287,994
Level 3 Communications [a,c]	300,000	1,680,000	Money Market Funds
†Linktone ADR [a]	54,977	285,331	AIM Liquid Assets Institutional
NETGEAR [a]	1,088,100	28,562,625	Fund (7 day yield-5.20%)		32,068,178
†Novatel Wireless [a]	96,800	936,056	Janus Institutional Money Market
Premiere Global Services [a]	1,411,100	13,320,784	Fund (7 day yield-5.16%)		2,572,885
ViaSat [a]	2,600	77,506
			TOTAL COLLATERAL RECEIVED FOR
		94,440,828	SECURITIES LOANED
			(Cost $34,929,057)		34,929,057
Total (Cost $551,649,024)		660,643,208
			TOTAL INVESTMENTS – 101.0%
Miscellaneous [e] – 4.9%			(Cost $3,259,165,228)		4,112,897,917
Total (Cost $186,170,153)		200,822,281
			LIABILITIES LESS CASH
TOTAL COMMON STOCKS			AND OTHER ASSETS – (1.0)%		(42,021,668)
(Cost $3,030,634,171)		3,884,366,860
			NET ASSETS – 100.0%		$4,070,876,249
REPURCHASE AGREEMENTS – 4.7%
State Street Bank & Trust Company,
5.10% dated 12/29/06, due 1/2/07,
maturity value $68,640,874 (collateralized
by obligations of various U.S. Government
Agencies, valued at $70,319,419)
(Cost $68,602,000)		68,602,000

48 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce Micro-Cap Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 88.2%			United Fire & Casualty	100,000	$3,525,000

Consumer Products – 3.8%					32,357,294
Apparel and Shoes - 1.7%
Jos. A. Bank Clothiers [a]	186,300	$5,467,905	Securities Brokers - 0.9%
†LaCrosse Footwear [a]	277,792	3,686,300	†Cowen Group [a]	289,000	6,112,350
†Shoe Pavilion [a]	442,200	3,250,170	Sanders Morris Harris Group	163,600	2,089,172
†True Religion Apparel [a]	205,200	3,141,612
					8,201,522
		15,545,987
			Total (Cost $33,222,749)		58,700,954
Food/Beverage/Tobacco - 0.5%
Jones Soda [a],[c]	167,800	2,063,940	Financial Services – 0.3%
†Monterey Gourmet Foods [a]	499,100	2,181,067	Investment Management - 0.3%
			ADDENDA Capital	103,500	2,077,722
		4,245,007	Westwood Holdings Group	40,300	928,109

Home Furnishing and Appliances - 0.1%			Total (Cost $2,602,442)		3,005,831
Lifetime Brands	1,017	16,709
			Health – 14.0%
Sports and Recreation - 0.9%			Drugs and Biotech - 6.0%
Arctic Cat	129,200	2,272,628	Barrier Therapeutics [a]	299,200	2,255,968
†Sturm, Ruger & Company [a]	642,700	6,169,920	Cell Genesys [a]	502,500	1,703,475
			Cerus Corporation [a]	501,700	2,939,962
		8,442,548	Compugen [a]	326,000	844,340
			Dendreon Corporation [a],[c]	476,300	1,986,171
Other Consumer Products - 0.6%			DUSA Pharmaceuticals [a],[c]	839,900	3,611,570
RC2 Corporation [a]	133,700	5,882,800	Dyax Corporation [a]	869,884	2,635,749
			†Halozyme Therapeutics [a],[c]	880,100	7,084,805
Total (Cost $26,954,990)		34,133,051	†Idenix Pharmaceuticals [a],[c]	155,600	1,352,164
			Infinity Pharmaceuticals [a]	86,250	1,073,812
Consumer Services – 6.2%			Lexicon Genetics [a]	1,112,200	4,015,042
Leisure and Entertainment - 1.9%			Maxygen [a]	325,000	3,500,250
Dover Downs Gaming & Entertainment	222,000	2,968,140	Myriad Genetics [a]	143,000	4,475,900
†FortuNet [a],[c]	213,700	2,162,644	Neogen Corporation [a]	197,600	4,386,720
Multimedia Games [a]	370,700	3,558,720	Orchid Cellmark [a],[b]	1,572,322	4,874,198
New Frontier Media [a]	646,400	6,211,904	VIVUS [a]	711,600	2,575,992
Progressive Gaming International [a]	306,400	2,779,048	Zila [a]	2,099,300	5,332,222

		17,680,456			54,648,340

Restaurants and Lodgings - 0.3%			Health Services - 1.7%
Benihana Cl. A [a]	76,185	2,338,879	Accelrys [a]	200,000	1,202,000
			Bio-Imaging Technologies [a]	521,900	4,206,514
Retail Stores - 3.1%			Hooper Holmes [a]	1,031,000	3,412,610
A.C. Moore Arts & Crafts [a]	340,500	7,378,635	Horizon Health [a]	196,600	3,847,462
Buckle (The)	136,000	6,915,600	U.S. Physical Therapy [a]	237,400	2,908,150
Cache [a]	210,350	5,309,234
Cato Corporation Cl. A	249,300	5,711,463			15,576,736
Duckwall-ALCO Stores [a]	83,950	3,274,050
			Medical Products and Devices - 5.9%
		28,588,982	Adeza Biomedical [a]	212,600	3,169,866
			†Anika Therapeutics [a]	213,748	2,836,436
Other Consumer Services - 0.9%			Bioveris Corporation [a]	577,332	7,920,995
Collectors Universe	344,505	4,616,367	Bruker BioSciences [a]	1,111,500	8,347,365
†Lincoln Educational Services [a]	240,596	3,245,640	Caliper Life Sciences [a]	546,800	3,127,696
			Exactech [a]	257,658	3,666,473
		7,862,007	Medical Action Industries [a]	84,300	2,717,832
			Merit Medical Systems [a]	203,700	3,226,608
Total (Cost $37,941,076)		56,470,324	NMT Medical [a]	266,200	3,601,686
			Possis Medical [a]	287,600	3,876,848
Financial Intermediaries – 6.4%			Shamir Optical Industry [a]	221,700	1,884,450
Banking - 2.0%			†Syneron Medical [a]	132,100	3,583,873
Bancorp (The) [a]	103,070	3,050,872	Synovis Life Technologies [a]	162,300	1,614,885
Canadian Western Bank	186,000	8,418,368	Young Innovations	130,800	4,355,640
†Endeavour Mining Capital	1,096,000	6,672,898
					53,930,653
		18,142,138

Insurance - 3.5%
†AmCOMP [a]	334,500	3,676,155
American Safety Insurance Holdings [a]	264,500	4,906,475
Argonaut Group [a]	241,100	8,404,746
NYMAGIC	162,900	5,962,140
Navigators Group [a]	122,100	5,882,778

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 49

SCHEDULES OF INVESTMENTS

Royce Micro-Cap Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Zapata Corporation [a]	609,900	$4,269,300
Personal Care - 0.4%
Nutraceutical International [a]	240,100	$3,675,931			8,466,690

Total (Cost $110,268,331)		127,831,660	Printing - 1.2%
			CSS Industries	91,000	3,218,670
Industrial Products – 11.8%			Courier Corporation	102,532	3,995,672
Automotive - 0.5%			Ennis	139,500	3,412,170
†Aftermarket Technology [a]	179,800	3,826,144
Wescast Industries Cl. A	123,100	1,198,118			10,626,512

		5,024,262	Transportation and Logistics - 2.3%
			†Diana Shipping	193,300	3,056,073
Building Systems and Components - 2.2%			Marten Transport [a]	238,150	4,365,289
AAON	247,900	6,514,812	Patriot Transportation Holding [a]	80,700	7,534,152
Drew Industries [a]	288,400	7,501,284	Vitran Corporation Cl. A [a]	350,950	6,096,002
LSI Industries	295,250	5,860,712
					21,051,516
		19,876,808
			Total (Cost $56,227,932)		79,307,655
Construction Materials - 0.2%
Synalloy Corporation [a]	80,700	1,488,108	Natural Resources – 15.8%
			Energy Services - 5.0%
Industrial Components - 0.6%			Dawson Geophysical [a]	130,200	4,743,186
Powell Industries [a]	181,200	5,720,484	Gulf Island Fabrication	232,100	8,564,490
			Input/Output [a]	436,800	5,953,584
Machinery - 1.3%			RPC	170,400	2,876,352
†Eagle Test Systems [a]	242,200	3,531,276	TGC Industries [a]	487,835	4,097,814
Key Technology [a],[b]	286,143	4,289,284	Tesco Corporation [a]	542,800	9,591,276
†T-3 Energy Services [a]	157,791	3,479,292	Total Energy Services Trust	634,900	6,500,627
Tennant Company	30,100	872,900	†World Energy Solutions [a]	3,071,100	3,028,568

		12,172,752			45,355,897

Metal Fabrication and Distribution - 5.3%			Oil and Gas - 1.8%
†Dynamic Materials	95,100	2,672,310	Edge Petroleum [a]	163,000	2,973,120
Harris Steel Group	352,800	13,157,203	Exploration Company of Delaware [a]	154,100	2,055,694
Metal Management	233,500	8,837,975	Particle Drilling Technologies [a]	439,500	1,881,060
Novamerican Steel [a]	236,400	8,628,600	PetroCorp [a,d]	465,300	0
Olympic Steel	293,400	6,522,282	Pioneer Drilling [a]	269,000	3,572,320
RTI International Metals [a]	40,000	3,128,800	Savanna Energy Services [a]	154,500	2,509,308
Steel Technologies	290,800	5,103,540	†Superior Energy Services [a]	90,400	2,954,272

		48,050,710			15,945,774

Specialty Chemicals and Materials - 0.3%
†American Vanguard	187,300	2,978,070	Precious Metals and Mining - 8.5%
			African Platinum [a]	6,484,700	4,443,967
Other Industrial Products - 1.4%			Alamos Gold [a]	658,100	5,451,482
Color Kinetics [a]	141,100	3,012,485	Eldorado Gold [a]	415,000	2,241,000
Distributed Energy Systems [a]	903,000	3,250,800	†Endeavour Silver [a]	531,900	2,066,207
Electro Rent [a]	186,500	3,114,550	Entree Gold [a]	1,586,700	2,459,385
Peerless Manufacturing [a]	127,400	3,144,232	Etruscan Resources [a]	1,264,100	4,140,858
			†First Majestic Silver [a]	1,243,400	5,277,906
		12,522,067	Gammon Lake Resources [a]	775,686	12,635,925
			†Greystar Resources [a]	375,800	3,058,219
Total (Cost $82,622,166)		107,833,261	Hecla Mining [a]	729,500	5,587,970
			Kingsgate Consolidated	1,286,550	4,265,261
Industrial Services – 8.7%			Metallica Resources [a]	1,786,800	7,075,728
Commercial Services - 1.8%			Miramar Mining [a]	621,500	2,809,180
BB Holdings [a]	1,328,814	3,837,683	Northern Orion Resources [a]	1,877,900	6,873,114
CorVel Corporation [a]	83,905	3,991,361	†Silvercorp Metals [a]	204,100	3,001,599
†GP Strategies [a]	534,000	4,432,200	Spur Ventures [a]	1,656,500	838,087
†LECG Corporation [a]	199,300	3,683,064	†U.S. Gold [a],[c]	730,450	3,688,773
			†Vista Gold [a],[c]	188,000	1,622,440
		15,944,308
					77,537,101
Engineering and Construction - 2.5%
Cavco Industries [a]	204,401	7,162,211	Real Estate - 0.5%
Exponent [a]	618,034	11,532,514	Kennedy-Wilson [a]	208,900	4,679,360
†Sterling Construction [a]	207,900	4,523,904
			Total (Cost $84,603,510)		143,518,132
		23,218,629

Food and Tobacco Processors - 0.9%
Omega Protein [a]	543,000	4,197,390

50 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE			VALUE

Technology – 16.4%			Miscellaneous [e] – 4.8%
Aerospace and Defense - 1.7%			Total (Cost $42,415,421)		$44,138,599
Axsys Technologies [a]	250,800	$4,406,556
Ducommun [a]	204,600	4,681,248	TOTAL COMMON STOCKS
Integral Systems	148,300	3,436,111	(Cost $599,399,407)		804,001,071
TVI Corporation [a]	1,108,400	2,604,740
			REPURCHASE AGREEMENTS – 13.0%
		15,128,655	State Street Bank & Trust Company,
			5.10% dated 12/29/06, due 1/2/07,
Components and Systems - 2.2%			maturity value $43,985,911 (collateralized
Digi International [a]	372,400	5,135,396	by obligations of various U.S. Government
Excel Technology [a]	98,500	2,520,615	Agencies, valued at $45,064,875)
OSI Systems [a]	45,700	956,501	(Cost $43,961,000)		43,961,000
Perceptron [a]	212,600	1,800,722
Performance Technologies [a]	563,900	3,377,761	Lehman Brothers (Tri-Party),
TTM Technologies [a]	518,700	5,876,871	5.15% dated 12/29/06, due 1/3/07,
			maturity value $75,053,646 (collateralized
		19,667,866	by obligations of various U.S. Government
			Agencies, valued at $76,544,186)
Internet Software and Services - 2.7%			(Cost $75,000,000)		75,000,000
Answers Corporation [a]	244,400	3,272,516
CryptoLogic	208,240	4,831,168	TOTAL REPURCHASE AGREEMENTS
EDGAR Online [a]	512,500	1,793,750	(Cost $118,961,000)		118,961,000
Inforte Corporation [a],[b]	670,200	2,506,548
Jupitermedia Corporation [a]	509,793	4,037,561		PRINCIPAL
Packeteer [a]	359,600	4,890,560		AMOUNT
SupportSoft [a]	662,400	3,629,952	COLLATERAL RECEIVED FOR
			SECURITIES LOANED – 1.2%
		24,962,055	U.S. Treasury Bonds 5.25%-8.875%
			due 11/15/16-2/15/29	$6,314,121	6,422,860
IT Services - 1.1%			U.S. Treasury Notes 2.00%
†Cogent Communications Group [a]	362,050	5,872,451	due 1/15/16	907,338	915,906
†MAXIMUS	145,000	4,463,100	U.S. Treasury Strip-Principal
			due 2/15/11-2/15/22	2,638,062	2,638,062
		10,335,551	U.S. Treasury Strip-Interest
			due 11/15/22-8/15/27	725,409	725,409
Semiconductors and Equipment - 4.2%
Advanced Energy Industries [a]	284,000	5,359,080	TOTAL COLLATERAL RECEIVED FOR
Cascade Microtech [a]	246,400	3,227,840	SECURITIES LOANED
CEVA [a]	616,900	3,991,343	(Cost $10,702,237)		10,702,237
Ikanos Communications [a]	260,400	2,262,876
Integrated Silicon Solution [a]	366,300	2,106,225	TOTAL INVESTMENTS – 102.4%
MIPS Technologies [a]	264,300	2,193,690	(Cost $729,062,644)		933,664,308
†NetList [a],[c]	166,612	1,619,469
†Nextest Systems [a]	343,700	3,873,499	LIABILITIES LESS CASH
PDF Solutions [a]	199,600	2,884,220	AND OTHER ASSETS – (2.4)%		(22,219,224)
Semitool [a]	446,000	5,936,260
Staktek Holdings [a]	888,000	4,573,200	NET ASSETS – 100.0%		$911,445,084

		38,027,702

Software - 1.9%
Fundtech [a]	222,700	2,427,430
iPass [a]	757,500	4,454,100
†NetScout Systems [a]	448,200	3,720,060
PLATO Learning [a]	749,925	4,057,094
Unica Corporation [a]	214,700	2,780,365

		17,439,049

Telecommunications - 2.6%
Anaren [a]	186,400	3,310,464
Atlantic Tele-Network	267,500	7,837,750
Catapult Communications [a]	220,500	1,980,090
Essex Corporation [a]	119,400	2,854,854
Globecomm Systems [a]	316,300	2,786,603
KVH Industries [a]	247,000	2,620,670
PC-Tel [a]	225,700	2,110,295

		23,500,726

Total (Cost $122,540,790)		149,061,604

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 51

SCHEDULES OF INVESTMENTS

Royce Premier Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 90.6%			IDEXX Laboratories [a]	602,300	$47,762,390
			Viasys Healthcare [a],[b]	1,656,900	46,094,958
Consumer Products – 11.9%
Apparel and Shoes - 4.7%					117,396,546
Columbia Sportswear	707,600	$39,413,320
Polo Ralph Lauren Cl. A	1,047,700	81,364,382	Total (Cost $187,394,457)		279,348,491
Timberland Company Cl. A [a]	2,893,900	91,389,362
			Industrial Products – 19.2%
		212,167,064	Building Systems and Components - 2.6%
			Simpson Manufacturing [b]	3,755,400	118,858,410
Home Furnishing and Appliances - 0.8%
Ethan Allen Interiors	961,700	34,726,987	Construction Materials - 2.8%
			Florida Rock Industries	2,915,175	125,498,284
Sports and Recreation - 4.4%
Thor Industries [b]	2,973,700	130,813,063	Machinery - 6.1%
Winnebago Industries [b]	2,125,600	69,953,496	Lincoln Electric Holdings [b]	2,769,597	167,339,051
			National Instruments	1,304,087	35,523,330
		200,766,559	Woodward Governor [b]	1,921,812	76,315,155

Other Consumer Products - 2.0%					279,177,536
Fossil [a]	2,955,500	66,735,190
Matthews International Cl. A	672,700	26,470,745	Metal Fabrication and Distribution - 6.9%
			IPSCO	1,698,300	159,419,421
		93,205,935	Reliance Steel & Aluminum	2,269,800	89,384,724
			Schnitzer Steel Industries Cl. A [b]	1,591,300	63,174,610
Total (Cost $385,592,202)		540,866,545
					311,978,755
Consumer Services – 4.9%
Direct Marketing - 1.6%			Specialty Chemicals and Materials - 0.8%
Nu Enterprises Cl. A [b]	4,086,500	74,496,895	†Westlake Chemical	1,145,000	35,930,100

Retail Stores - 2.3%			Total (Cost $470,054,054)		871,443,085
Charming Shoppes [a]	2,224,100	30,092,073
Claire’s Stores	1,679,500	55,658,630	Industrial Services – 6.8%
Pier 1 Imports	2,953,900	17,575,705	Commercial Services - 1.6%
			Adesa	2,530,000	70,207,500
		103,326,408
			Industrial Distribution - 2.1%
Other Consumer Services - 1.0%			Ritchie Bros. Auctioneers [b]	1,776,200	95,097,748
Corinthian Colleges [a]	3,236,165	44,108,929
			Transportation and Logistics - 3.1%
Total (Cost $212,355,122)		221,932,232	Arkansas Best [b]	1,914,302	68,914,872
			EGL [a],[b]	2,393,600	71,281,408
Financial Intermediaries – 9.7%
Insurance - 5.6%					140,196,280
Alleghany Corporation [a]	306,189	111,330,320
Erie Indemnity Cl. A	1,249,200	72,428,616	Total (Cost $202,713,627)		305,501,528
ProAssurance Corporation [a]	777,500	38,812,800
Wesco Financial	71,050	32,683,000	Natural Resources – 15.4%
			Energy Services - 5.3%
		255,254,736	Ensign Energy Services	7,103,000	112,013,180
			†Pason Systems	2,747,000	31,235,450
Securities Brokers - 2.1%			Trican Well Service	5,644,000	98,345,907
†Knight Capital Group Cl. A [a]	4,829,700	92,585,349
					241,594,537
Other Financial Intermediaries - 2.0%
TSX Group	2,284,000	91,289,491	Oil and Gas - 3.7%
			Cimarex Energy	1,097,200	40,047,800
Total (Cost $260,658,245)		439,129,576	Unit Corporation [a],[b]	2,588,500	125,412,825

Financial Services – 2.3%					165,460,625
Information and Processing - 1.2%
Interactive Data	2,269,100	54,549,164	Precious Metals and Mining - 6.4%
			Meridian Gold [a]	3,247,000	90,234,130
Investment Management - 1.1%			Pan American Silver [a],[b]	4,525,900	113,916,903
Federated Investors Cl. B	1,459,500	49,301,910	†Silver Standard Resources [a]	2,851,900	87,667,406

Total (Cost $89,439,716)		103,851,074			291,818,439

Health – 6.2%			Total (Cost $443,547,271)		698,873,601
Drugs and Biotech - 3.6%
Endo Pharmaceuticals Holdings [a]	3,549,250	97,888,315	Technology – 14.2%
Perrigo Company	3,703,100	64,063,630	Components and Systems - 3.5%
			Dionex Corporation [a],[b]	1,170,500	66,379,055
		161,951,945	Tektronix	1,769,400	51,613,398
			Zebra Technologies Cl. A [a]	1,191,400	41,448,806
Medical Products and Devices - 2.6%
Arrow International	665,325	23,539,198			159,441,259

52 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce Low-Priced Stock Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 88.4%
Distribution - 1.2%
Benchmark Electronics [a]	2,140,000	$52,130,400	Consumer Products – 6.4%
			Apparel and Shoes - 1.0%
IT Services - 3.7%			K-Swiss Cl. A	877,000	$26,958,980
Gartner [a]	3,918,400	77,545,136	Oakley	252,800	5,071,168
Keane [a]	2,435,300	29,004,423	Stride Rite	979,200	14,766,336
Perot Systems Cl. A [a]	3,770,900	61,805,051
					46,796,484
		168,354,610
			Collectibles - 0.3%
Semiconductors and Equipment - 2.9%			Topps Company (The)	1,581,816	14,078,162
Cabot Microelectronics [a,b]	1,805,800	61,288,852
Cognex Corporation[b]	2,824,117	67,270,467	Home Furnishing and Appliances - 1.6%
			La-Z-Boy	1,250,900	14,848,183
		128,559,319	Natuzzi ADR [a,b]	3,015,400	25,661,054
			Select Comfort [a]	2,044,100	35,546,899
Software - 0.8%
Fair Isaac	913,000	37,113,450			76,056,136

Telecommunications - 2.1%			Publishing - 0.6%
†ADTRAN	728,800	16,543,760	Journal Communications Cl. A	2,191,400	27,633,554
Foundry Networks [a]	5,325,400	79,774,492
			Sports and Recreation - 1.7%
		96,318,252	Arctic Cat [b]	1,298,360	22,838,152
			Callaway Golf	2,667,200	38,434,352
Total (Cost $508,240,969)		641,917,290	Monaco Coach	1,251,350	17,719,116

TOTAL COMMON STOCKS					78,991,620
(Cost $2,759,995,663)		4,102,863,422
			Other Consumer Products - 1.2%
REPURCHASE AGREEMENTS – 9.3%			Fossil [a]	1,891,350	42,706,683
State Street Bank & Trust Company,			Leapfrog Enterprises [a]	1,362,600	12,917,448
5.10% dated 12/29/06, due 1/2/07,
maturity value $152,424,325 (collateralized					55,624,131
by obligations of various U.S. Government
Agencies, valued at $156,148,063)			Total (Cost $278,219,124)		299,180,087
(Cost $152,338,000)		152,338,000
			Consumer Services – 7.8%
Lehman Brothers (Tri-Party),			Direct Marketing - 1.3%
5.15% dated 12/29/06, due 1/3/07,			Nu Skin Enterprises Cl. A	3,342,900	60,941,067
maturity value $270,193,125 (collateralized
by obligations of various U.S. Government			Leisure and Entertainment - 0.7%
Agencies, valued at $275,559,247)			4Kids Entertainment [a]	590,200	10,753,444
(Cost $270,000,000)		270,000,000	Multimedia Games [a]	1,252,438	12,023,405
			New Frontier Media [a]	888,188	8,535,487
TOTAL REPURCHASE AGREEMENTS
(Cost $422,338,000)		422,338,000			31,312,336

TOTAL INVESTMENTS – 99.9%			Restaurants and Lodgings - 1.0%
(Cost $3,182,333,663)		4,525,201,422	Applebee’s International	1,311,000	32,342,370
			Ruby Tuesday	468,200	12,847,408
CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%		2,785,442			45,189,778

NET ASSETS – 100.0%		$4,527,986,864	Retail Stores - 3.9%
			Buckle (The)	532,000	27,052,200
			Cache [a,b]	1,052,800	26,572,672
			Cato Corporation Cl. A	547,350	12,539,788
			Charming Shoppes [a]	2,118,400	28,661,952
			Claire’s Stores	1,317,200	43,652,008
			Finish Line (The) Cl. A	2,169,300	30,977,604
			Hibbett Sporting Goods [a]	110,137	3,362,483
			Pier 1 Imports	1,717,500	10,219,125

					183,037,832

			Other Consumer Services - 0.9%
			Corinthian Colleges [a]	2,884,450	39,315,054
			MoneyGram International	150,000	4,704,000

					44,019,054

			Total (Cost $286,749,461)		364,500,067

			Financial Intermediaries – 4.5%
			Banking - 0.1%
			Bancorp (The) [a]	245,870	7,277,752

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 53

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Personal Care - 0.8%
Insurance - 1.8%			Helen of Troy [a]	1,443,796	$35,026,491
Argonaut Group [a]	804,900	$28,058,814
Aspen Insurance Holdings	803,000	21,167,080	Total (Cost $378,404,688)		470,060,924
CNA Surety [a]	524,800	11,283,200
NYMAGIC	361,500	13,230,900	Industrial Products – 8.6%
Navigators Group [a]	150,200	7,236,636	Automotive - 0.1%
Ohio Casualty	85,500	2,548,755	LKQ Corporation [a]	148,200	3,407,118

		83,525,385	Building Systems and Components - 0.2%
			AAON	347,500	9,132,300
Securities Brokers - 2.2%
Ichiyoshi Securities	657,200	9,482,059	Industrial Components - 0.3%
Knight Capital Group Cl. A [a]	4,367,800	83,730,726	Powell Industries [a]	494,800	15,620,836
Mito Securities	2,122,000	9,040,410
			Machinery - 0.6%
		102,253,195	Lincoln Electric Holdings	487,800	29,472,876

Other Financial Intermediaries - 0.4%			Metal Fabrication and Distribution - 6.6%
MarketAxess Holdings [a]	848,600	11,515,502	Harris Steel Group [b]	2,052,600	76,548,964
TSX Group	157,000	6,275,153	†Houston Wire & Cable [a,c]	600,000	12,540,000
			IPSCO	809,800	76,015,926
		17,790,655	Metal Management [b]	2,307,300	87,331,305
			Olympic Steel [b]	720,200	16,010,046
Total (Cost $135,721,521)		210,846,987	Schnitzer Steel Industries Cl. A	592,200	23,510,340
			Steel Technologies [b]	912,200	16,009,110
Financial Services – 1.9%
Information and Processing - 1.9%					307,965,691
eFunds Corporation [a,b]	3,021,700	83,096,750
Morningstar [a]	114,500	5,158,225	Specialty Chemicals and Materials - 0.4%
			Schulman (A.)	721,900	16,062,275
Total (Cost $41,424,668)		88,254,975
			Other Industrial Products - 0.4%
Health – 10.0%			Color Kinetics [a]	511,400	10,918,390
Drugs and Biotech - 5.8%			Steelcase Cl. A	441,300	8,014,008
Cell Genesys [a,b]	3,180,600	10,782,234
Dendreon Corporation [a,c]	2,678,000	11,167,260			18,932,398
Elan Corporation ADR [a]	966,100	14,249,975
Endo Pharmaceuticals Holdings [a]	2,490,200	68,679,716	Total (Cost $201,752,178)		400,593,494
Exelixis [a]	557,600	5,018,400
†Idenix Pharmaceuticals [a,c]	825,000	7,169,250	Industrial Services – 7.0%
Infinity Pharmaceuticals [a]	602,300	7,498,635	Commercial Services - 4.0%
Lexicon Genetics [a,b]	4,962,300	17,913,903	Adesa	1,650,500	45,801,375
Maxygen [a]	840,200	9,048,954	CBIZ [a]	1,200,200	8,365,394
Myriad Genetics [a]	372,800	11,668,640	Copart [a]	110,143	3,304,290
Perrigo Company	3,561,400	61,612,220	eResearch Technology [a,b]	3,504,500	23,585,285
Pharmanet Development Group [a]	216,000	4,767,120	FTI Consulting [a]	358,700	10,004,143
ViroPharma [a]	2,183,100	31,960,584	Korn/Ferry International [a]	1,201,600	27,588,736
VIVUS [a,b]	3,138,500	11,361,370	Labor Ready [a]	1,626,800	29,819,244
			MPS Group [a]	324,700	4,604,246
		272,898,261	Navigant Consulting [a]	1,319,200	26,067,392
			PDI [a]	556,900	5,652,535
Health Services - 0.9%			Spherion Corporation [a]	319,000	2,370,170
Cross Country Healthcare [a]	1,085,100	23,676,882
Hooper Holmes [a]	3,003,600	9,941,916			187,162,810
MedQuist [a]	750,200	10,090,190
			Engineering and Construction - 1.4%
		43,708,988	Dycom Industries [a]	1,178,400	24,887,808
			Exponent [a]	400,400	7,471,464
Medical Products and Devices - 2.5%			Insituform Technologies Cl. A [a]	412,150	10,658,199
Bruker BioSciences [a,b]	5,353,757	40,206,715	Palm Harbor Homes[a,b,c]	1,498,300	21,006,166
Caliper Life Sciences [a]	1,865,100	10,668,372
CONMED Corporation [a]	205,500	4,751,160			64,023,637
Medical Action Industries [a]	389,500	12,557,480
Possis Medical [a,b]	1,134,000	15,286,320	Food and Tobacco Processors - 0.4%
†Restore Medical [a]	368,500	1,551,385	Omega Protein [a,b]	2,001,100	15,468,503
Shamir Optical Industry [a]	345,300	2,935,050
Thoratec Corporation [a]	978,100	17,194,998	Printing - 0.3%
Viasys Healthcare [a]	477,200	13,275,704	Ennis	622,500	15,226,350

		118,427,184	Transportation and Logistics - 0.9%
			Heartland Express	1,016,666	15,270,323
			Universal Truckload Services [a]	399,800	9,495,250

54 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Internet Software and Services - 1.3%
Transportation and Logistics (continued)			CryptoLogic	630,675	$14,631,660
Werner Enterprises	1,075,000	$18,791,000	Packeteer [a]	1,023,200	13,915,520
			RealNetworks [a]	3,113,100	34,057,314
		43,556,573
					62,604,494
Total (Cost $276,236,002)		325,437,873
			IT Services - 3.2%
Natural Resources – 21.8%			Ceridian Corporation [a]	391,000	10,940,180
Energy Services - 6.7%			CIBER [a]	323,700	2,194,686
†Calfrac Well Services	1,479,900	28,045,955	Forrester Research [a]	308,400	8,360,724
Ensign Energy Services	4,464,000	70,396,570	MAXIMUS	740,500	22,792,590
Global Industries [a]	702,050	9,154,732	Perot Systems Cl. A [a]	4,707,000	77,147,730
Input/Output [a]	2,373,700	32,353,531	RADVision [a]	343,700	6,901,496
Oil States International [a]	336,200	10,835,726	Syntel	735,300	19,706,040
Pason Systems	2,706,200	30,771,523
Tesco Corporation [a,b]	2,615,200	46,210,584			148,043,446
TETRA Technologies [a]	685,400	17,532,532
Total Energy Services Trust [a]	1,616,700	16,553,100	Semiconductors and Equipment - 4.0%
†Trican Well Service	2,874,800	50,092,986	Brooks Automation [a]	445,504	6,415,258
			Catalyst Semiconductor [a]	496,200	1,706,928
		311,947,239	CEVA [a,b]	1,306,800	8,454,996
			Cognex Corporation	397,738	9,474,119
Oil and Gas - 1.8%			Credence Systems [a]	2,045,100	10,634,520
St. Mary Land & Exploration	628,000	23,135,520	†Cree [a]	575,000	9,959,000
Unit Corporation [a]	1,304,500	63,203,025	DTS [a]	258,300	6,248,277
			Entegris [a]	1,715,300	18,559,546
		86,338,545	Exar Corporation [a]	1,412,464	18,362,032
			Fairchild Semiconductor International [a]	1,608,500	27,038,885
Precious Metals and Mining - 13.1%			GSI Group [a]	1,709,200	16,562,148
African Platinum [a]	19,457,468	13,334,209	MKS Instruments [a]	611,900	13,816,702
Agnico-Eagle Mines	1,839,000	75,840,360	OmniVision Technologies [a]	513,500	7,009,275
Alamos Gold [a]	4,054,200	33,583,649	Photronics [a]	865,000	14,134,100
Gammon Lake Resources [a]	2,938,000	47,860,020	†Saifun Semiconductors [a,c]	189,000	3,515,400
Hecla Mining [a,b]	6,088,000	46,634,080	Semitool [a]	1,098,333	14,618,812
†International Coal Group [a]	4,503,300	24,542,985
Ivanhoe Mines [a]	5,469,300	53,763,219			186,509,998
Meridian Gold [a]	2,873,200	79,846,228
Northern Orion Resources [a,b,c]	8,181,600	29,944,656	Software - 1.8%
Pan American Silver [a]	2,781,428	70,008,543	Epicor Software [a]	477,500	6,451,025
Randgold Resources ADR [a]	500,000	11,730,000	iPass [a,b]	3,389,100	19,927,908
Silver Standard Resources [a]	2,960,600	91,008,844	MSC.Software [a]	90,700	1,381,361
†Silvercorp Metals [a]	2,285,900	33,617,618	ManTech International Cl. A [a]	726,200	26,745,946
			PLATO Learning [a,b]	1,336,312	7,229,448
		611,714,411	SPSS [a]	110,272	3,315,879
			THQ [a]	312,500	10,162,500
Other Natural Resources - 0.2%			Transaction Systems Architects Cl. A [a]	263,700	8,588,709
AMCOL International	322,800	8,954,472
					83,802,776
Total (Cost $606,638,056)		1,018,954,667
			Telecommunications - 3.2%
Technology – 16.2%			Foundry Networks [a]	5,438,100	81,462,738
Aerospace and Defense - 1.0%			KVH Industries [a,b]	1,150,200	12,203,622
FLIR Systems [a]	180,000	5,729,400	NETGEAR [a]	892,600	23,430,750
HEICO Corporation Cl. A	1,016,100	33,104,538	PC-Tel [a,b]	1,358,600	12,702,910
Integral Systems	349,500	8,097,915	Premiere Global Services [a]	1,249,900	11,799,056
			ViaSat [a]	213,300	6,358,473
		46,931,853
					147,957,549
Components and Systems - 1.7%
KEMET Corporation [a]	1,078,800	7,875,240	Total (Cost $586,295,246)		755,963,352
Methode Electronics	1,287,600	13,944,708
TTM Technologies [a]	2,049,935	23,225,764
Technitrol	555,900	13,280,451
Tektronix	746,900	21,787,073

		80,113,236

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 55

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)	Royce Total Return Fund

		VALUE		SHARES	VALUE
Miscellaneous [e] – 4.2%			COMMON STOCKS – 90.4%
Total (Cost $186,828,432)		$195,967,841
			Consumer Products – 5.8%
TOTAL COMMON STOCKS			Apparel and Shoes - 1.9%
(Cost $2,978,269,376)		4,129,760,267	Kenneth Cole Productions Cl. A	156,000	$3,742,440
			Delta Apparel [b]	617,395	10,551,281
REPURCHASE AGREEMENTS – 11.6%			Jones Apparel Group	573,500	19,172,105
State Street Bank & Trust Company,			K-Swiss Cl. A	687,924	21,146,784
5.10% dated 12/29/06, due 1/2/07,			Polo Ralph Lauren Cl. A	294,300	22,855,338
maturity value $193,195,415 (collateralized			Stride Rite	1,133,700	17,096,196
by obligations of various U.S. Government			Timberland Company Cl. A [a]	147,835	4,668,629
Agencies, valued at $197,916,909)			Weyco Group	4,745	117,913
(Cost $193,086,000)		193,086,000	Wolverine World Wide	559,000	15,942,680

Lehman Brothers (Tri-Party),					115,293,366
5.15% dated 12/29/06, due 1/3/07,
maturity value $350,250,347 (collateralized			Collectibles - 0.1%
by obligations of various U.S. Government			Topps Company (The)	556,254	4,950,661
Agencies, valued at $357,208,268)
(Cost $350,000,000)		350,000,000	Food/Beverage/Tobacco - 0.8%
			Flowers Foods	300,000	8,097,000
TOTAL REPURCHASE AGREEMENTS			Hershey Creamery	173	363,300
(Cost $543,086,000)		543,086,000	J & J Snack Foods	96,928	4,012,819
			Lancaster Colony	241,500	10,700,865
	PRINCIPAL		J.M. Smucker Company (The)	305,200	14,793,044
	AMOUNT		Tootsie Roll Industries	286,751	9,376,758
COLLATERAL RECEIVED FOR
SECURITIES LOANED – 0.6%					47,343,786
U.S. Treasury Bonds 5.25%-8.875%
due 11/15/16-2/15/29	$20,759,204	21,120,425	Home Furnishing and Appliances - 1.6%
U.S. Treasury Notes 2.00%			American Woodmark	264,722	11,078,616
due 1/15/16	1,185,117	1,196,308	Ethan Allen Interiors	750,095	27,085,930
U.S. Treasury Strip-Principal			Flexsteel Industries	213,500	2,685,830
due 2/15/11-2/15/22	4,753,717	4,753,717	Furniture Brands International	566,800	9,199,164
U.S. Treasury Strip-Interest			La-Z-Boy [c]	1,707,300	20,265,651
due 11/15/22	1,698,845	1,698,845	National Presto Industries	1,000	59,870
			Natuzzi ADR [a]	1,426,400	12,138,664
TOTAL COLLATERAL RECEIVED FOR			Stanley Furniture [b]	601,008	12,891,622
SECURITIES LOANED
(Cost $28,769,295)		28,769,295			95,405,347

TOTAL INVESTMENTS – 100.6%			Publishing - 0.2%
(Cost $3,550,124,671)		4,701,615,562	Journal Communications Cl. A	782,450	9,866,695
			McClatchy Company (The) Cl. A	121,000	5,239,300
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(27,577,900)			15,105,995

NET ASSETS – 100.0%		$4,674,037,662	Sports and Recreation - 0.7%
			Arctic Cat	37,998	668,385
			Callaway Golf	962,900	13,875,389
			Thor Industries	295,300	12,990,247
			Winnebago Industries	418,400	13,769,544

					41,303,565

			Other Consumer Products - 0.5%
			American Greetings Cl. A	107,300	2,561,251
			Blyth	26,100	541,575
			Matthews International Cl. A	377,300	14,846,755
			Starrett (L.S.) Company Cl. A [b]	518,800	8,430,500
			WD-40 Company	39,685	1,383,816

					27,763,897

			Total (Cost $314,202,479)		347,166,617

			Consumer Services – 6.5%
			Direct Marketing - 0.2%
			Nu Skin Enterprises Cl. A	641,100	11,687,253

			Leisure and Entertainment - 0.7%
			Carmike Cinemas [b]	642,100	13,092,419
			International Speedway Cl. A	464,645	23,715,481

56 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Fremont General	29,600	$479,816
Leisure and Entertainment (continued)			HopFed Bancorp	145,500	2,313,450
Regal Entertainment Group Cl. A	396,300	$8,449,116	Investors Financial Services	428,000	18,262,760
			Main Street Trust	5,000	176,250
		45,257,016	NewAlliance Bancshares	235,000	3,854,000
			Park National	77,370	7,659,630
Media and Broadcasting - 0.1%			Partners Trust Financial Group	628,100	7,311,084
World Wrestling Entertainment Cl. A	20,800	339,040	Peapack-Gladstone Financial	305,991	8,598,347
			Peoples Community Bancorp	110,078	1,981,404
Restaurants and Lodgings - 1.8%			Provident Financial Services	146,000	2,646,980
Applebee’s International	908,082	22,402,383	Provident New York Bancorp	50,000	749,000
Bob Evans Farms	707,900	24,224,338	Sterling Bancorp	407,662	8,030,941
CBRL Group	198,705	8,894,036	Sun Bancorp [a]	201,600	4,247,712
CEC Entertainment [a]	774,570	31,176,443	Susquehanna Bancshares	343,500	9,233,280
IHOP Corporation	334,330	17,619,191	Timberland Bancorp	157,600	5,848,536
Ruby Tuesday	200,800	5,509,952	Tompkins Trustco	45,958	2,088,791
			Trustmark Corporation	210,700	6,891,997
		109,826,343	W Holding Company	1,190,700	7,096,572
			Whitney Holding	757,000	24,693,340
Retail Stores - 3.4%			Wilber Corporation	91,900	920,838
Books-A-Million	17,927	406,584	Wilmington Trust	560,300	23,627,851
Borders Group	398,300	8,902,005
Buckle (The)	622,596	31,659,007			293,702,793
Cato Corporation Cl. A	840,095	19,246,576
Claire’s Stores	756,220	25,061,131	Insurance - 8.1%
Deb Shops	563,198	14,868,427	Alleghany Corporation [a]	95,924	34,877,966
Dress Barn (The) [a]	861,780	20,105,327	American Financial Group	426,300	15,308,433
Family Dollar Stores	9,900	290,367	American National Insurance	145,364	16,587,486
Finish Line (The) Cl. A	721,200	10,298,736	Argonaut Group [a]	318,000	11,085,480
Foot Locker	6,200	135,966	Aspen Insurance Holdings	386,600	10,190,776
Haverty Furniture	425,400	6,295,920	Assured Guaranty	544,500	14,483,700
The Men’s Wearhouse	7,700	294,602	Baldwin & Lyons Cl. B	534,811	13,659,073
Pep Boys- Manny, Moe & Jack	742,500	11,033,550	CNA Surety [a]	630,200	13,549,300
Pier 1 Imports	1,052,900	6,264,755	Commerce Group	626,000	18,623,500
Ross Stores	300,000	8,790,000	E-L Financial	51,588	27,864,111
Talbots	100,000	2,410,000	Endurance Specialty Holdings	2,600	95,108
Tiffany & Co.	726,200	28,496,088	Erie Indemnity Cl. A	540,600	31,343,988
Weis Markets	187,200	7,508,592	IPC Holdings	272,600	8,573,270
			Independence Holding	379,924	8,293,741
		202,067,633	Infinity Property & Casualty	488,524	23,639,676
			LandAmerica Financial Group	16,800	1,060,248
Other Consumer Services - 0.3%			Leucadia National	1,059,300	29,872,260
Jackson Hewitt Tax Service	161,690	5,492,609	Markel Corporation [a]	55,900	26,837,590
MoneyGram International	439,000	13,767,040	Midland Company	20,056	841,349
			Montpelier Re Holdings	331,100	6,161,771
		19,259,649	NYMAGIC	167,000	6,112,200
			Odyssey Re Holdings	76,200	2,842,260
Total (Cost $324,852,503)		388,436,934	Ohio Casualty	485,403	14,469,863
			PartnerRe	22,900	1,626,587
Financial Intermediaries – 17.5%			Presidential Life	280,511	6,157,216
Banking - 4.9%			Protective Life	140,700	6,683,250
Anchor BanCorp Wisconsin	266,200	7,671,884	RLI	439,900	24,819,158
Arrow Financial	332,678	8,240,434	Reinsurance Group of America	235,500	13,117,350
BOK Financial	512,375	28,170,378	RenaissanceRe Holdings	130,800	7,848,000
Bancorp Rhode Island [b]	260,600	11,270,950	Safety Insurance Group	282,367	14,318,831
Bank of Hawaii	191,700	10,342,215	Selective Insurance Group	25,138	1,440,156
Bank of N.T. Butterfield & Son	147,499	8,296,819	State Auto Financial	271,260	9,420,860
Boston Private Financial Holdings	358,500	10,113,285	Stewart Information Services	2,700	117,072
Canadian Western Bank	441,600	19,986,835	Transatlantic Holdings	302,850	18,806,985
Center Bancorp	63,630	1,006,627	21st Century Insurance Group	370,100	6,532,265
Central Pacific Financial	20,000	775,200	United Fire & Casualty	223,203	7,867,906
Chemung Financial	40,000	1,282,000
Chittenden Corporation	302,625	9,287,561
Credicorp	278,100	11,385,414
Fauquier Bankshares [b]	278,700	6,967,500
First Citizens BancShares Cl. A	15,800	3,201,712
First Financial Bancorp	150,000	2,491,500
First National Bank Alaska	3,110	6,499,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 57

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Other Financial Services - 0.6%
Insurance (continued)			Advanta Corporation Cl. B	126,484	$5,518,497
Wesco Financial	36,923	$16,984,580	ASTA Funding	14,436	439,432
Zenith National Insurance	315,840	14,816,054	CharterMac	200,000	4,294,000
			Credit Acceptance [a]	274,005	9,132,587
		486,929,419	GATX Corporation	304,000	13,172,320
			Ocwen Financial [a]	123,600	1,960,296
Real Estate Investment Trusts - 2.8%
Annaly Capital Management	539,000	7,497,490			34,517,132
Capital Trust Cl. A	418,600	20,904,884
Cousins Properties	223,500	7,882,845	Total (Cost $327,777,722)		537,297,387
Essex Property Trust	83,000	10,727,750
Friedman, Billings, Ramsey Group Cl. A	1,265,500	10,124,000	Health – 4.1%
Government Properties Trust [b]	1,142,000	12,105,200	Commercial Services - 0.3%
KKR Financial	1,092,000	29,254,680	Owens & Minor	671,300	20,991,551
MFA Mortgage Investments	982,000	7,551,580
National Retail Properties	650,000	14,917,500	Drugs and Biotech - 0.2%
PS Business Parks	168,500	11,914,635	Alpharma Cl. A	182,200	4,391,020
Plum Creek Timber	248,000	9,882,800	Medicis Pharmaceutical Cl. A	57,070	2,004,869
Rayonier	588,200	24,145,610	Perrigo Company	243,800	4,217,740

		166,908,974			10,613,629

Securities Brokers - 0.5%			Health Services - 0.4%
LaBranche & Co [a]	137,000	1,346,710	Computer Programs and Systems	11,600	394,284
Piper Jaffray [a]	211,100	13,753,165	Healthcare Services Group	61,072	1,768,645
Raymond James Financial	501,525	15,201,223	Option Care	426,125	6,072,281
			PolyMedica Corporation	287,800	11,629,998
		30,301,098	Universal Health Services Cl. B	62,290	3,452,735

Other Financial Intermediaries - 1.2%					23,317,943
A.F.P. Provida ADR	332,000	8,535,720
London Stock Exchange	465,942	11,951,324	Medical Products and Devices - 2.7%
Student Loan	91,900	19,050,870	Applera Corporation-
TSX Group	868,300	34,705,195	Applied Biosystems Group	518,700	19,031,103
			Arrow International	606,500	21,457,970
		74,243,109	Datascope	432,300	15,753,012
			Hillenbrand Industries	441,060	25,109,546
Total (Cost $741,596,560)		1,052,085,393	IDEXX Laboratories [a]	189,800	15,051,140
			Invacare Corporation	823,300	20,212,015
Financial Services – 8.9%			Mentor Corporation	235,100	11,489,337
Information and Processing - 0.9%			STERIS Corporation	531,200	13,370,304
Interactive Data	612,900	14,734,116	Vital Signs	351,871	17,565,400
SEI Investments	719,400	42,847,464	Young Innovations	15,230	507,159

		57,581,580			159,546,986

Insurance Brokers - 1.7%			Personal Care - 0.5%
Brown & Brown	988,600	27,888,406	Alberto-Culver	404,600	8,678,670
Gallagher (Arthur J.) & Co.	978,200	28,905,810	Inter Parfums	411,000	7,887,090
Hilb Rogal & Hobbs	537,300	22,631,076	Regis Corporation	340,200	13,451,508
Hub International	381,000	11,959,590
National Financial Partners	200,000	8,794,000			30,017,268

		100,178,882	Total (Cost $194,759,914)		244,487,377

Investment Management - 5.7%			Industrial Products – 19.3%
AGF Management Cl. B	548,500	13,169,832	Automotive - 0.5%
AllianceBernstein Holding L.P.	1,666,500	133,986,600	Bandag Cl. A	203,400	10,161,864
CI Financial	864,300	19,803,710	Gentex Corporation	595,000	9,258,200
Cohen & Steers	278,800	11,199,396	Superior Industries International	523,900	10,095,553
Eaton Vance	237,500	7,839,875
Federated Investors Cl. B	1,068,300	36,087,174			29,515,617
GAMCO Investors Cl. A	303,300	11,664,918
IGM Financial	545,600	22,972,139	Building Systems and Components - 1.1%
Janus Capital Group	403,000	8,700,770	LSI Industries	699,137	13,877,869
Nuveen Investments Cl. A	856,800	44,450,784	Preformed Line Products [b]	276,385	9,742,571
SPARX Group	3,700	2,732,910	Simpson Manufacturing	738,800	23,383,020
T. Rowe Price Group	740,500	32,411,685	Teleflex	311,200	20,091,072

		345,019,793			67,094,532

			Construction Materials - 1.2%
			Ameron International	172,300	13,158,551

58 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Bemis Company	636,240	$21,619,435
Construction Materials (continued)			Louisiana-Pacific Corporation	25,000	538,250
Ash Grove Cement	39,610	$8,397,320	Schweitzer-Mauduit International	65,100	1,695,855
Eagle Materials	140,700	6,082,461	Sonoco Products	349,500	13,301,970
Florida Rock Industries	604,537	26,025,318
NCI Building Systems [a]	173,900	8,999,325			61,987,734
Vulcan Materials	98,300	8,834,221
			Specialty Chemicals and Materials - 2.6%
		71,497,196	Agrium	29,900	941,551
			Albemarle Corporation	170,500	12,241,900
Industrial Components - 2.8%			Balchem Corporation	489,600	12,572,928
AMETEK	809,100	25,761,744	Cabot Corporation	823,700	35,888,609
Bel Fuse Cl. B [b]	596,817	20,763,263	Lubrizol Corporation	448,900	22,503,357
Chase Corporation [b]	320,183	8,148,657	MacDermid	704,090	24,009,469
CLARCOR	1,072,600	36,264,606	Methanex Corporation	834,048	22,827,894
Crane Company	259,800	9,519,072	Park Electrochemical	13,900	356,535
Deswell Industries	730,898	8,332,237	Quaker Chemical	405,000	8,938,350
Donaldson Company	704,100	24,439,311	RPM International	23,200	484,648
Hubbell Cl. B	200,000	9,042,000	Schulman (A.)	48,000	1,068,000
PerkinElmer	585,500	13,015,665	Westlake Chemical	345,410	10,838,966
Watts Water Technologies Cl. A	331,600	13,632,076
					152,672,207
		168,918,631
			Textiles - 0.2%
Machinery - 5.3%			Albany International Cl. A	350,700	11,541,537
Applied Industrial Technologies	296,650	7,804,862	UniFirst Corporation	27,200	1,044,752
Briggs & Stratton	386,240	10,409,168
Cascade Corporation	312,300	16,520,670			12,586,289
Franklin Electric	545,300	28,022,967
Gorman-Rupp Company	369,046	13,643,631	Other Industrial Products - 2.3%
Graco	603,100	23,894,822	Brady Corporation Cl. A	886,000	33,030,080
IDEX Corporation	429,100	20,343,631	Diebold	399,200	18,602,720
Kennametal	183,700	10,810,745	HNI Corporation	491,200	21,814,192
Lincoln Electric Holdings	595,300	35,968,026	Kimball International Cl. B	674,600	16,392,780
Lindsay Corporation	233,600	7,627,040	McGrath RentCorp	291,300	8,922,519
MTS Systems	399,859	15,442,555	Quixote Corporation [b]	461,900	9,085,573
Mueller (Paul) Company [b]	116,700	4,492,950	Raven Industries	156,201	4,186,187
Nordson Corporation	493,500	24,591,105	Smith (A.O.) Corporation	346,100	12,999,516
Oshkosh Truck	22,460	1,087,513	Trinity Industries	331,450	11,667,040
Regal-Beloit	9,500	498,845
Roper Industries	286,000	14,368,640			136,700,607
Sun Hydraulics	457,910	9,391,734
Tennant Company	549,200	15,926,800	Total (Cost $767,284,323)		1,155,844,888
Toro Company (The)	391,545	18,257,743
Woodward Governor	928,300	36,862,793	Industrial Services – 9.2%
			Advertising and Publishing - 0.1%
		315,966,240	Catalina Marketing	20,600	566,500

Metal Fabrication and Distribution - 2.3%			Commercial Services - 3.4%
Carpenter Technology	72,100	7,391,692	ABM Industries	844,500	19,178,595
Commercial Metals	362,840	9,361,272	Adesa	705,375	19,574,156
Gibraltar Industries	544,326	12,797,104	Brink’s Company (The)	279,400	17,859,248
Insteel Industries	343,328	6,107,805	Chemed Corporation	616,200	22,787,076
IPSCO	222,000	20,839,140	Gevity HR	73,674	1,745,337
Kaydon Corporation	660,000	26,228,400	Grupo Aeroportuario del Sureste ADR	367,600	15,611,972
Metal Management	3,000	113,550	Kelly Services Cl. A	572,800	16,576,832
Mueller Industries	149,800	4,748,660	MPS Group [a]	604,000	8,564,720
Quanex Corporation	398,047	13,768,446	Manpower	345,200	25,865,836
Reliance Steel & Aluminum	530,700	20,898,966	Onex Corporation	339,000	8,241,350
Schnitzer Steel Industries Cl. A	222,100	8,817,370	Rollins	370,500	8,191,755
Steel Dynamics	241,400	7,833,430	ServiceMaster Company (The)	929,900	12,190,989
			Watson Wyatt Worldwide Cl. A	688,500	31,085,775
		138,905,835
					207,473,641
Paper and Packaging - 1.0%
AptarGroup	420,600	24,832,224	Engineering and Construction - 0.7%
			Comfort Systems USA	158,100	1,998,384
			EMCOR Group [a]	305,900	17,390,415
			Granite Construction	214,240	10,780,557

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 59

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Tidewater	132,200	$6,393,192
Engineering and Construction (continued)			Universal Compression Holdings [a]	218,900	13,595,879
M.D.C. Holdings	16,164	$922,156
M/I Homes	50,480	1,927,831			165,117,785
Ryland Group (The)	10,500	573,510
Skyline Corporation	227,400	9,146,028	Oil and Gas - 4.7%
Standard Pacific	2,200	58,938	Alliance Resource Partners L.P.	241,000	8,319,320
			Berry Petroleum Cl. A	512,800	15,901,928
		42,797,819	Cimarex Energy	1,007,965	36,790,723
			Energen Corporation	284,300	13,345,042
Food and Tobacco Processors - 0.5%			Energy Transfer Partners L.P.	227,200	12,291,520
Farmer Bros.	542,300	11,578,105	EnergySouth	361,792	14,507,859
Sanderson Farms	35,100	1,063,179	Enterprise GP Holdings L.P.	577,900	21,364,963
Seaboard Corporation	10,159	17,930,635	Frontier Oil	198,300	5,699,142
			†Magellan Midstream Holdings L.P.	1,070,500	23,872,150
		30,571,919	Magellan Midstream Partners L.P.	255,000	9,843,000
			Penn Virginia	307,200	21,516,288
Industrial Distribution - 1.2%			†Penn Virginia GP Holdings L.P. a,[c]	303,400	6,031,592
Grainger (W.W.)	275,500	19,268,470	Plains All American Pipeline L.P.	277,630	14,214,656
Lawson Products	202,900	9,311,081	Pogo Producing	199,790	9,677,828
Mine Safety Appliances	196,000	7,183,400	Rowan Companies	47,700	1,583,640
Ritchie Bros. Auctioneers	642,340	34,390,884	St. Mary Land & Exploration	548,300	20,199,372
			SEACOR Holdings [a]	339,000	33,608,460
		70,153,835	Stone Energy [a]	180,450	6,378,908
			Sunoco Logistics Partners L.P.	181,000	9,151,360
Printing - 0.5%
Bowne & Co.	98,600	1,571,684			284,297,751
CSS Industries	2,900	102,573
Courier Corporation	20,736	808,082	Precious Metals and Mining - 0.7%
Ennis	873,500	21,365,810	Agnico-Eagle Mines	321,000	13,238,040
John H. Harland Company	154,215	7,741,593	Gold Fields ADR	434,700	8,207,136
			IAMGOLD Corporation	505,000	4,449,050
		31,589,742	Lihir Gold ADR [a]	532,000	13,129,760

Transportation and Logistics - 2.5%					39,023,986
Alexander & Baldwin	494,700	21,934,998
Arkansas Best	437,091	15,735,276	Real Estate - 0.7%
C. H. Robinson Worldwide	256,000	10,467,840	The St. Joe Company	505,000	27,052,850
Diana Shipping	302,000	4,774,620	W.P. Carey & Co.	518,500	15,591,295
EGL [a]	600,600	17,885,868
Expeditors International of Washington	586,400	23,749,200			42,644,145
General Maritime	252,600	8,888,994
Interpool	79,500	1,857,120	Other Natural Resources - 0.3%
Nordic American Tanker Shipping	297,700	10,166,455	Deltic Timber	172,000	9,594,160
Overseas Shipholding Group	13,600	765,680	Natural Resource Partners L.P.	154,100	8,930,095
SkyWest	465,300	11,869,803
Teekay Shipping	156,700	6,835,254			18,524,255
UTI Worldwide	492,600	14,728,740
			Total (Cost $400,822,598)		549,607,922
		149,659,848
			Technology – 4.3%
Other Industrial Services - 0.3%			Aerospace and Defense - 0.6%
Landauer	407,100	21,360,537	Curtiss-Wright	221,100	8,198,388
			HEICO Corporation	359,400	13,955,502
Total (Cost $347,371,264)		554,173,841	HEICO Corporation Cl. A	359,159	11,701,400
			Kaman Corporation	43,000	962,770
Natural Resources – 9.2%
Energy Services - 2.8%					34,818,060
Carbo Ceramics	297,750	11,126,917
†Energy Transfer Equity L.P.	795,600	24,981,840	Components and Systems - 1.5%
Ensign Energy Services	866,900	13,670,875	AVX Corporation	651,000	9,628,290
Helmerich & Payne	1,440,200	35,241,694	Analogic Corporation	141,400	7,938,196
Lufkin Industries	56,797	3,298,770	Imation Corporation	328,680	15,260,612
Nicor	371,700	17,395,560	Methode Electronics	1,146,655	12,418,274
Otter Tail	239,000	7,447,240	Nam Tai Electronics	653,540	9,927,273
Piedmont Natural Gas	585,800	15,670,150	Technitrol	910,900	21,761,401
Precision Drilling Trust	668,650	15,485,934	Tektronix	447,100	13,041,907
RPC	47,970	809,734
					89,975,953

			Distribution - 0.1%
			Tech Data [a]	207,800	7,869,386

60 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		PRINCIPAL
				AMOUNT	VALUE
Technology (continued)
Internet Software and Services - 0.2%			CORPORATE BONDS – 0.3%
CryptoLogic	72,228	$1,675,690	Athena Neurosciences Finance 7.25%
United Online	998,206	13,256,176	Senior Note due 2/21/08	$8,900,000	$9,078,000
			Leucadia National 3.75%
		14,931,866	Conv. Senior Note due 4/15/14	3,000,000	4,155,000
			Level 3 Communications 6.00%
IT Services - 0.6%			Conv. Sub. Deb. due 9/15/09	5,000,000	4,700,000
Black Box	724,978	30,441,826	Levi Strauss & Co. 12.25%
MAXIMUS	152,385	4,690,410	Senior Note due 12/15/12	1,000,000	1,115,000
			Mueller Industries 6.00%
		35,132,236	Sub. Deb. due 11/1/14	1,088,000	1,013,200

Semiconductors and Equipment - 0.2%			TOTAL CORPORATE BONDS
Cognex Corporation	418,300	9,963,906	(Cost $16,729,194)		20,061,200
Exar Corporation [a]	600	7,800
			GOVERNMENT BONDS – 2.2%
		9,971,706	(Principal Amount shown in
			Canadian dollars)
Software - 0.3%			Canada 4.50%, due 9/1/07	50,000,000	42,966,171
Advent Software [a]	197,500	6,969,775	Canada 4.25%, due 9/1/08	50,000,000	43,015,907
Fair Isaac	219,100	8,906,415	Canada 5.50%, due 6/1/09	24,000,000	21,293,041
			Canada 5.50%, due 6/1/10	24,000,000	21,563,058
		15,876,190
			TOTAL GOVERNMENT BONDS
Telecommunications - 0.8%			(Cost $123,335,380)		128,838,177
ADTRAN	482,900	10,961,830
Atlantic Tele-Network	17,806	521,716	U.S. TREASURY OBLIGATIONS – 1.6%
Golden Telecom	140,505	6,581,254	U.S. Treasury Notes
North Pittsburgh Systems [b]	1,045,649	25,241,967	3.25%, due 8/15/08	100,000,000	97,531,200
SureWest Communications	271,400	7,474,356
			TOTAL U.S. TREASURY OBLIGATIONS
		50,781,123	(Cost $99,740,355)		97,531,200

Total (Cost $208,288,752)		259,356,520	REPURCHASE AGREEMENTS – 4.6%
			State Street Bank & Trust Company,
			5.10% dated 12/29/06, due 1/2/07,
Utilities – 1.9%			maturity value $100,431,879 (collateralized
ALLETE	165,567	7,705,488	by obligations of various U.S. Government
Aqua America	794,766	18,104,769	Agencies, valued at $102,886,913)
CH Energy Group	224,300	11,843,040	(Cost $100,375,000)		100,375,000
El Paso Electric [a]	395,400	9,635,898
Hawaiian Electric Industries	775,420	21,052,653	Lehman Brothers (Tri-Party),
ITC Holdings	107,500	4,289,250	5.15% dated 12/29/06, due 1/3/07,
PNM Resources	638,900	19,869,790	maturity value $175,125,174 (collateralized
SJW	393,000	15,232,680	by obligations of various U.S. Government
Southern Union	315,000	8,804,250	Agencies, valued at $178,605,790)
			(Cost $175,000,000)		175,000,000
Total (Cost $79,769,686)		116,537,818
			TOTAL REPURCHASE AGREEMENTS
Miscellaneous [e] – 3.7%			(Cost $275,375,000)		275,375,000
Total (Cost $205,799,894)		224,256,288

TOTAL COMMON STOCKS
(Cost $3,912,525,695)		5,429,250,985

PREFERRED STOCKS – 0.7%
Allied Waste Industries Ser. D 6.25% Conv. [d]	28,300	9,550,118
Central Parking Finance Trust 5.25% Conv.	4,000	79,000
Fedders Corporation 8.60% Ser. A [a]	79,975	435,864
Fleetwood Capital Trust 6.00% Conv.	70,000	2,135,000
Merrill Lynch & Co. 6.75% Conv.	115,000	5,218,585
PNM Resources 6.75% Conv.	35,000	1,849,400
Reinsurance Group of America 5.75% Conv.	94,000	6,556,500
Vornado Realty Trust Ser. F 6.75%	200,000	5,038,000
Vornado Realty Trust Ser. G 6.625%	400,000	9,940,000

TOTAL PREFERRED STOCKS
(Cost $36,206,963)		40,802,467

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 61

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)			Royce Heritage Fund

	PRINCIPAL			SHARES	VALUE
	AMOUNT	VALUE	COMMON STOCKS – 91.8%
COLLATERAL RECEIVED
FOR SECURITIES LOANED – 0.4%			Consumer Products – 1.9%
U.S. Treasury Bonds 5.50%-12.00%			Apparel and Shoes - 1.5%
due 8/15/13-8/15/28	$19,296,131	$19,650,313	Polo Ralph Lauren Cl. A	8,300	$644,578
U.S. Treasury Notes 3.375%-4.625%			Shoe Pavilion [a]	57,800	424,830
due 3/31/08-6/15/09	738,593	746,575	True Religion Apparel [a]	24,700	378,157
U.S. Treasury Strip-Principal
due 2/15/22	6,258	6,258			1,447,565
U.S. Treasury Strip-Interest
due 11/15/12-8/15/27	411,712	411,712	Other Consumer Products - 0.4%
			Leapfrog Enterprises [a]	41,300	391,524
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED			Total (Cost $1,454,003)		1,839,089
(Cost $20,814,858)		20,814,858
			Consumer Services – 3.2%
TOTAL INVESTMENTS – 100.2%			Retail Stores - 1.1%
(Cost $4,484,727,445)		6,012,673,887	†Circuit City Stores	17,700	335,946
			Claire’s Stores	18,400	609,776
LIABILITIES LESS CASH			Hot Topic [a]	8,400	112,056
AND OTHER ASSETS – (0.2)%		(9,634,072)	Wild Oats Markets [a]	2,000	28,760

NET ASSETS – 100.0%		$6,003,039,815			1,086,538

			Other Consumer Services - 2.1%
			Corinthian Colleges [a]	16,800	228,984
			MoneyGram International	25,100	787,136
			†Universal Technical Institute [a]	47,300	1,050,533

					2,066,653

			Total (Cost $2,699,549)		3,153,191

			Financial Intermediaries – 4.7%
			Banking - 1.1%
			†Nexity Financial [a]	41,500	498,000
			†Peapack-Gladstone Financial	22,500	632,250

					1,130,250

			Insurance - 0.5%
			†American Equity Investment Life
			Holding Company	42,000	547,260

			Real Estate Investment Trusts - 2.2%
			†Capital Lease Funding	36,200	419,920
			†Capital Trust Cl. A	18,600	928,884
			†KKR Financial	30,200	809,058

					2,157,862

			Securities Brokers - 0.9%
			†Jefferies Group	16,900	453,258
			†Lazard Cl. A	9,000	426,060

					879,318

			Total (Cost $4,119,032)		4,714,690

			Financial Services – 13.1%
			Information and Processing - 2.6%
			eFunds Corporation [a]	29,900	822,250
			Morningstar [a]	12,900	581,145
			SEI Investments	20,000	1,191,200

					2,594,595

			Insurance Brokers - 1.7%
			Brown & Brown	40,000	1,128,400
			Crawford & Company Cl. A	10,000	59,900
			Gallagher (Arthur J.) & Co.	18,000	531,900

					1,720,200

62 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			Insteel Industries	48,120	$856,055
Investment Management - 7.2%			Kaydon Corporation	17,700	703,398
AllianceBernstein Holding L.P.	55,000	$4,422,000	Schnitzer Steel Industries Cl. A	15,000	595,500
Federated Investors Cl. B	21,700	733,026	Universal Stainless & Alloy Products [a]	13,710	459,011
†Highbury Financial [a]	131,300	765,479
†Highbury Financial (Warrants) [a]	222,600	367,290			3,800,634
Nuveen Investments Cl. A	17,200	892,336
			Specialty Chemicals and Materials - 1.6%
		7,180,131	Aceto Corporation	51,650	446,256
			MacDermid	23,400	797,940
Other Financial Services - 1.6%			†Zoltek Companies [a]	18,100	356,027
†Chardan North China Acquisition [a]	72,300	626,118
†Chardan North China Acquisition					1,600,223
(Warrants) [a]	124,100	446,760
†Shine Media Acquisition (Units) [a]	78,100	472,505	Other Industrial Products - 1.5%
			Brady Corporation Cl. A	29,900	1,114,672
		1,545,383	Raven Industries	15,000	402,000

Total(Cost $8,021,129)		13,040,309			1,516,672

Health – 12.8%			Total(Cost $8,902,301)		12,269,607
Commercial Services - 1.6%
First Consulting Group [a]	117,700	1,619,552	Industrial Services – 11.8%
			Advertising and Publishing - 0.9%
Drugs and Biotech - 6.4%			†Journal Register	57,400	419,020
Caraco Pharmaceutical Laboratories [a]	127,000	1,778,000	MDC Partners Cl. A [a]	62,800	464,720
Endo Pharmaceuticals Holdings [a]	29,400	810,852
Hi-Tech Pharmacal [a]	87,681	1,067,078			883,740
†Lannett Company [a]	50,770	317,313
†Origin Agritech [a]	62,700	685,938	Commercial Services - 5.2%
Perrigo Company	60,400	1,044,920	†Acquicor Technology (Units) [a]	80,000	580,000
†Strategic Diagnostics [a]	163,900	619,542	Adesa	41,400	1,148,850
			†Alliance Data Systems [a]	13,800	862,086
		6,323,643	Copart [a]	20,000	600,000
			eResearch Technology [a]	25,000	168,250
Health Services - 2.0%			†Global Sources [a]	43,896	780,471
†inVentiv Health [a]	17,900	632,765	Grupo Aeroportuario del Sureste ADR	12,700	539,369
†Lincare Holdings [a]	15,470	616,325	MPS Group [a]	33,000	467,940
Res-Care [a]	39,910	724,366
					5,146,966
		1,973,456
			Engineering and Construction - 0.6%
Medical Products and Devices - 2.3%			†Comfort Systems USA	22,160	280,102
Arrow International	33,500	1,185,230	†Hanfeng Evergreen [a]	89,400	324,282
†Cutera [a]	24,800	669,600
†IRIDEX Corporation [a]	44,500	394,715			604,384

		2,249,545	Food and Tobacco Processors - 0.4%
			Sunopta [a]	49,070	431,816
Personal Care - 0.5%
†USANA Health Sciences [a]	10,190	526,415	Industrial Distribution - 1.7%
			Ritchie Bros. Auctioneers	31,000	1,659,740
Total(Cost $11,143,447)		12,692,611
			Transportation and Logistics - 3.0%
Industrial Products – 12.4%			†ABX Air [a]	82,300	570,339
Building Systems and Components - 0.3%			†Dynamex [a]	19,300	450,848
†Lennox International	10,300	315,283	EGL [a]	13,000	387,140
			†Midwest Air Group [a]	41,200	473,800
Construction Materials - 0.5%			UTI Worldwide	18,000	538,200
†Universal Forest Products	10,300	480,186	Universal Truckload Services [a]	24,900	591,375

Machinery - 4.6%					3,011,702
Alamo Group	300	7,038
†Franklin Electric	7,000	359,729	Total(Cost $8,485,581)		11,738,348
Hurco Companies [a]	17,400	552,972
Lincoln Electric Holdings	14,400	870,048	Natural Resources – 7.2%
Rofin-Sinar Technologies [a]	18,900	1,142,694	Energy Services - 3.1%
Tennant Company	33,000	957,000	Carbo Ceramics	16,800	627,816
Woodward Governor	16,800	667,128	†Complete Production Services [a]	17,200	364,640
			†Horizon Offshore [a]	40,797	664,991
		4,556,609	†Newpark Resources [a]	43,700	315,077
			Universal Compression Holdings [a]	17,600	1,093,136
Metal Fabrication and Distribution - 3.9%
Haynes International [a]	22,390	1,186,670			3,065,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 63

SCHEDULES OF INVESTMENTS

Royce Heritage Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Telecommunications - 4.1%
Oil and Gas - 2.7%			†ADTRAN	46,900	$1,064,630
CE Franklin [a]	61,060	$614,264	†Comtech Telecommunications [a]	9,700	369,279
†Frontier Oil	13,300	382,242	Inter-Tel	32,600	722,416
†Hornbeck Offshore Services [a]	16,520	589,764	Intervoice [a]	2,300	17,618
Penn Virginia	6,270	439,151	†Linktone ADR [a]	11,900	61,761
†Storm Cat Energy [a]	36,620	43,578	†MasTec [a]	30,300	349,662
†TODCO [a]	18,800	642,396	Novatel Wireless [a]	44,500	430,315
			Radyne [a]	66,000	708,840
		2,711,395	†Sunrise Telecom [a]	151,620	330,532

Precious Metals and Mining - 1.4%					4,055,053
†Northgate Minerals [a]	148,400	516,432
Royal Gold	23,100	831,138	Total(Cost $17,999,232)		19,734,909

		1,347,570	Miscellaneous [e] – 4.8%
			Total(Cost $4,641,551)		4,805,538
Total(Cost $6,407,327)		7,124,625
			TOTAL COMMON STOCKS
Technology – 19.9%			(Cost $73,873,152)		91,112,917
Aerospace and Defense - 2.4%
Allied Defense Group (The) [a]	21,000	446,250	REPURCHASE AGREEMENT – 7.5%
Armor Holdings [a]	22,500	1,234,125	State Street Bank & Trust Company,
HEICO Corporation Cl. A	9,200	299,736	5.10% dated 12/29/06, due 1/2/07,
TVI Corporation [a]	197,350	463,773	maturity value $7,417,201 (collateralized
			by obligations of various U.S. Government
		2,443,884	Agencies, valued at $7,601,550)
			(Cost $7,413,000)		7,413,000
Components and Systems - 3.5%
Acacia Research-Acacia Technologies [a]	81,950	1,096,491	TOTAL INVESTMENTS – 99.3%
†DDi Corporation [a]	58,700	422,640	(Cost $81,286,152)		98,525,917
Performance Technologies [a]	65,250	390,848
Richardson Electronics	56,100	511,071	CASH AND OTHER ASSETS
Technitrol	42,800	1,022,492	LESS LIABILITIES – 0.7%		702,119

		3,443,542	NET ASSETS – 100.0%		$99,228,036

Internet Software and Services - 1.3%
CNET Networks [a]	53,700	488,133
Jupitermedia Corporation [a]	100,000	792,000

		1,280,133

IT Services - 3.6%
BearingPoint [a]	75,000	590,250
Forrester Research [a]	30,000	813,300
Keane [a]	33,000	393,030
MAXIMUS	8,600	264,708
Perot Systems Cl. A [a]	50,000	819,500
Sapient Corporation [a]	54,800	300,852
TriZetto Group (The) [a]	22,000	404,140

		3,585,780

Semiconductors and Equipment - 3.7%
†Cirrus Logic [a]	52,100	358,448
Cognex Corporation	38,500	917,070
†Diodes [a]	30,200	1,071,496
Exar Corporation [a]	75,050	975,650
†Novatel [a]	8,100	323,190

		3,645,854

Software - 1.3%
Advent Software [a]	15,000	529,350
†BEA Systems [a]	59,230	745,113
TeleCommunication Systems Cl. A [a]	2,000	6,200

		1,280,663

64 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce Opportunity Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 92.9%			Other Consumer Services - 0.4%
			Autobytel [a],[c]	1,117,929	$3,912,752
Consumer Products – 5.3%			Lincoln Educational Services [a],[c]	444,100	5,990,909
Apparel and Shoes - 2.7%
Bernard Chaus [a]	825,958	$801,179			9,903,661
dELiA*s [a]	751,550	7,883,759
†Hanesbrands [a]	568,900	13,437,418	Total (Cost $157,908,964)		177,090,003
Hartmarx Corporation [a]	1,222,000	8,627,320
Kellwood Company	384,800	12,513,696	Financial Intermediaries – 2.9%
†Quiksilver [a],[c]	352,900	5,558,175	Banking - 1.7%
Warnaco Group (The) [a],[c]	561,479	14,250,337	†Centennial Bank Holdings [a],[c]	543,100	5,137,726
			Community Capital Bancshares	75,200	943,760
		63,071,884	Fremont General	502,200	8,140,662
			NetBank	547,600	2,540,864
Home Furnishing and Appliances - 1.1%			NexCen Brands [a]	1,417,200	10,246,356
American Technology [a],[c]	693,700	2,719,304	Pacific Mercantile Bancorp [a]	104,900	1,702,527
Bassett Furniture Industries	218,600	3,571,924	Superior Bancorp [a]	186,400	2,113,776
Furniture Brands International	689,400	11,188,962	Texas Capital Bancshares [a],[c]	317,800	6,317,864
La-Z-Boy	791,800	9,398,666	UMB Financial	89,300	3,260,343

		26,878,856			40,403,878

Publishing - 1.2%			Insurance - 1.0%
McClatchy Company (The) Cl. A	266,200	11,526,460	FBL Financial Group Cl. A	146,300	5,717,404
Scholastic Corporation [a]	461,600	16,543,744	Horace Mann Educators	523,700	10,578,740
			†KMG America [a],[c]	439,900	4,218,641
		28,070,204	†Meadowbrook Insurance Group [a]	300,100	2,967,989

Other Consumer Products - 0.3%					23,482,774
Universal Electronics [a]	312,400	6,566,648
			Securities Brokers - 0.2%
Total (Cost $113,138,904)		124,587,592	†Evercore Partners Cl. A [a],[c]	129,300	4,764,705

			Total (Cost $57,158,244)		68,651,357
Consumer Services – 7.5%
Direct Marketing - 0.2%
Alloy [a]	399,700	4,600,547	Financial Services – 0.6%
			Other Financial Services - 0.6%
Leisure and Entertainment - 0.7%			Advanta Corporation Cl. B	216,128	9,429,665
Carmike Cinemas[c]	302,900	6,176,131	Great Lakes Bancorp [a]	394,200	5,534,568
Steinway Musical Instruments [a]	342,300	10,628,415
			Total (Cost $9,822,865)		14,964,233
		16,804,546
			Health – 4.5%
Media and Broadcasting - 0.6%			Drugs and Biotech - 1.2%
Cox Radio Cl. A [a],[c]	777,200	12,668,360	Cambrex Corporation	604,600	13,736,512
Emmis Communications Cl. A	120,100	989,624	Invitrogen Corporation [a]	156,800	8,873,312
			Par Pharmaceutical Companies [a],[c]	243,700	5,451,569
		13,657,984
					28,061,393
Restaurants and Lodgings - 1.0%
Landry’s Restaurants	545,300	16,408,077	Health Services - 2.2%
Rubio’s Restaurants [a],[b],[c]	632,700	6,232,095	†AMICAS [a],[c]	758,436	2,229,802
			Albany Molecular Research [a]	886,200	9,358,272
		22,640,172	†Allion Healthcare [a],[b],[c]	963,000	6,895,080
			Kindred Healthcare [a]	391,800	9,892,950
Retail Stores - 4.6%			LifePoint Hospitals [a],[c]	403,100	13,584,470
Bakers Footwear Group [a],[b],[c]	419,666	3,793,781	Medical Staffing Network Holdings [a]	855,900	5,024,133
Bombay Company (The) [a],[c]	1,282,200	1,641,216	QuadraMed [a]	606,400	1,673,664
†Conn’s [a],[c]	255,916	5,955,165	Quovadx [a]	1,623,304	4,577,717
Cost Plus [a],[c]	570,800	5,879,240
Dillard’s Cl. A	328,500	11,487,645			53,236,088
Fred’s Cl. A	438,800	5,283,152
Krispy Kreme Doughnuts [a]	1,169,700	12,983,670	Medical Products and Devices - 1.1%
†Pacific Sunwear of California [a],[c]	469,300	9,188,894	Del Global Technologies [a]	211,085	327,182
Restoration Hardware [a],[c]	1,107,586	9,425,557	Digirad Corporation [a],[b]	997,122	4,108,143
REX Stores [a],[b],[c]	524,400	9,302,856	HealthTronics [a]	912,815	6,079,348
Saks	579,600	10,328,472	†Home Diagnostics [a]	259,200	2,747,520
Tuesday Morning	171,500	2,666,825	New Brunswick Scientific [a]	389,874	3,157,979
Tweeter Home Entertainment Group [a]	1,008,400	2,137,808	†Wright Medical Group [a],[c]	381,900	8,890,632
West Marine [a],[c]	503,944	8,703,113
Wild Oats Markets [a],[c]	654,714	9,414,787			25,310,804
Wilsons The Leather Experts [a]	632,800	1,290,912
			Total (Cost $103,809,813)		106,608,285
		109,483,093

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 65

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 24.0%			Cytec Industries	223,600	$12,635,636
Automotive - 1.0%			Lydall [a],[c]	714,700	7,725,907
†Cooper Tire & Rubber	815,800	$11,665,940	MacDermid	160,200	5,462,820
†Lear Corporation[c]	351,600	10,382,748	Material Sciences [a]	523,800	6,777,972
			Park Electrochemical	477,000	12,235,050
		22,048,688	Penford Corporation	354,100	6,125,930
			PolyOne Corporation [a]	813,000	6,097,500
Building Systems and Components - 0.6%			Quaker Chemical	349,500	7,713,465
Lennox International	348,100	10,655,341	Spartech Corporation	462,600	12,129,372
Modtech Holdings [a],[c]	602,701	2,983,370	Terra Industries [a]	536,700	6,429,666

		13,638,711			106,542,917

Construction Materials - 0.8%			Textiles - 0.8%
Apogee Enterprises	694,335	13,407,609	Albany International Cl. A	379,600	12,492,636
†Trex Company [a],[c]	234,900	5,376,861	Dixie Group [a]	443,566	5,606,674

		18,784,470			18,099,310

Industrial Components - 4.6%			Other Industrial Products - 2.8%
American Technical Ceramics [a]	362,900	5,908,012	Cherokee International [a],[c]	441,900	1,767,600
Barnes Group	712,500	15,496,875	Ferro Corporation	708,800	14,665,072
CTS Corporation	544,600	8,550,220	Interface Cl. A [a]	771,000	10,963,620
Crane Company	385,500	14,124,720	†Koppers Holdings	417,300	10,879,011
Deswell Industries	281,898	3,213,637	Maxwell Technologies [a]	608,600	8,489,970
Gerber Scientific [a]	1,080,800	13,574,848	Tredegar Corporation	380,900	8,612,149
GrafTech International [a],[c]	1,657,060	11,466,855	Trinity Industries	317,050	11,160,160
Hawk Corporation Cl. A [a],[b]	455,800	5,455,926
Planar Systems [a]	533,355	5,157,543			66,537,582
Timken Company (The)	458,500	13,379,030
Zygo Corporation [a],[c]	707,855	11,644,215	Total(Cost $401,767,287)		564,137,655

		107,971,881	Industrial Services – 6.1%
			Advertising and Publishing - 0.9%
Machinery - 4.9%			Harris Interactive [a],[c]	1,275,300	6,427,512
AGCO Corporation [a],[c]	281,000	8,694,140	Journal Register	1,235,900	9,022,070
†Astec Industries [a],[c]	345,975	12,143,723	ValueClick [a],[c]	231,776	5,476,867
Baldwin Technology Cl. A [a]	693,100	3,465,500
FEI Company [a],[c]	519,700	13,704,489			20,926,449
Flow International [a]	1,106,886	12,197,884
Hurco Companies [a]	291,600	9,267,048	Commercial Services - 1.4%
Intermec [a],[c]	181,400	4,402,578	Anacomp Cl. A [a]	105,000	882,000
Keithley Instruments	466,000	6,127,900	Carreker Corporation [a]	689,408	5,267,077
LeCroy Corporation [a],[b]	648,600	7,465,386	†Hudson Highland Group [a],[c]	274,616	4,580,595
PAXAR Corporation [a],[c]	610,200	14,071,212	Rentrak Corporation [a]	305,800	4,739,900
Robbins & Myers	426,400	19,580,288	TRC Companies [a],[b],[c]	1,044,900	9,017,487
Thermadyne Holdings [a],[c]	421,500	4,172,850	Xanser Corporation [a],[c]	1,662,700	8,080,722

		115,292,998			32,567,781

Metal Fabrication and Distribution - 2.5%			Engineering and Construction - 1.4%
Carpenter Technology	134,800	13,819,696	Champion Enterprises [a],[c]	606,900	5,680,584
Chaparral Steel	199,300	8,823,011	Comfort Systems USA	136,290	1,722,706
Haynes International [a]	233,100	12,354,300	Comstock Homebuilding Cl. A [a],[c]	617,730	3,551,948
Insteel Industries	563,084	10,017,264	Fleetwood Enterprises [a],[c]	1,029,400	8,142,554
NN	396,308	4,926,108	Matrix Service [a]	876,000	14,103,600
Northwest Pipe [a]	156,100	5,248,082
RTI International Metals [a]	57,100	4,466,362			33,201,392

		59,654,823	Food and Tobacco Processors - 0.3%
			Galaxy Nutritional Foods [a],[b]	934,100	485,732
Paper and Packaging - 0.8%			Sunopta [a],[c]	823,100	7,243,280
Chesapeake Corporation	782,700	13,321,554
Graphic Packaging [a]	1,455,800	6,303,614			7,729,012

		19,625,168	Printing - 0.5%
			Bowne & Co.	720,600	11,486,364
Pumps, Valves and Bearings - 0.7%
CIRCOR International	433,300	15,941,107	Transportation and Logistics - 1.6%
			AirTran Holdings [a],[c]	489,700	5,749,078
Specialty Chemicals and Materials - 4.5%			Atlas Air Worldwide Holdings [a],[c]	203,680	9,063,760
Aceto Corporation	1,117,450	9,654,768	Frontier Airlines Holdings [a],[c]	802,600	5,939,240
Calgon Carbon [a],[c]	1,065,300	6,604,860	Mesa Air Group [a],[c]	665,700	5,705,049
Chemtura Corporation	721,700	6,949,971	Overseas Shipholding Group	168,800	9,503,440

66 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Vishay Intertechnology [a],[c]	883,400	$11,961,236
Transportation and Logistics (continued)
Swift Transportation [a],[c]	106,400	$2,795,128			137,523,258

		38,755,695	Distribution - 0.9%
			Bell Industries [a],[b]	468,100	1,778,780
Total(Cost $125,072,059)		144,666,693	Bell Microproducts [a],[c]	923,168	6,508,334
			Benchmark Electronics [a],[c]	534,350	13,016,766
Natural Resources – 3.1%
Energy Services - 1.3%					21,303,880
Global Industries [a]	561,700	7,324,568
Horizon Offshore [a]	704,640	11,485,632	Internet Software and Services - 3.5%
Newpark Resources [a],[c]	1,552,600	11,194,246	Digitas [a]	605,751	8,123,121
			†EarthLink [a],[c]	938,500	6,663,350
		30,004,446	InfoSpace [a],[c]	441,800	9,061,318
			Interwoven [a],[c]	800,740	11,746,856
Oil and Gas - 1.3%			Lionbridge Technologies [a],[c]	1,092,210	7,033,832
Pengrowth Energy Trust	604,200	10,398,282	MIVA [a],[c]	1,399,224	4,743,369
Pioneer Drilling [a],[c]	526,800	6,995,904	1-800-Flowers.com Cl. A [a],[c]	1,173,900	7,231,224
TODCO [a]	382,500	13,070,025	†RealNetworks [a],[c]	884,615	9,677,688
			†SupportSoft [a]	1,247,400	6,835,752
		30,464,211	Tumbleweed Communications [a]	800,000	2,104,000
			Vignette Corporation [a]	556,298	9,496,007
Precious Metals and Mining - 0.5%
Century Aluminum [a],[c]	290,506	12,971,093			82,716,517

Total(Cost $64,352,218)		73,439,750	IT Services - 1.0%
			CIBER [a],[c]	1,054,423	7,148,988
Technology – 34.3%			Computer Horizons [a]	710,953	3,213,508
Aerospace and Defense - 4.5%			Computer Task Group [a],[b]	1,099,500	5,222,625
Applied Signal Technology	257,432	3,619,494	Keane [a]	671,400	7,996,374
BE Aerospace [a],[c]	476,800	12,244,224
CPI Aerostructures [a],[b]	305,100	2,190,618			23,581,495
Ducommun [a]	435,100	9,955,088
EDO Corporation	505,900	12,010,066	Semiconductors and Equipment - 7.1%
Esterline Technologies [a],[c]	268,900	10,817,847	Actel Corporation [a]	372,097	6,757,282
GenCorp [a]	825,800	11,577,716	Advanced Energy Industries [a],[c]	250,300	4,723,161
Herley Industries [a],[c]	344,798	5,582,280	ANADIGICS [a],[c]	1,293,500	11,460,410
Hexcel Corporation [a],[c]	811,000	14,119,510	Brooks Automation [a],[c]	591,900	8,523,360
Kaman Corporation	658,152	14,736,023	California Micro Devices [a],[b]	1,222,600	5,354,988
Teledyne Technologies [a]	196,100	7,869,493	Cascade Microtech [a]	275,863	3,613,805
			Cypress Semiconductor [a],[c]	746,900	12,600,203
		104,722,359	Electroglas [a],[b],[c]	1,353,827	3,371,029
			FSI International [a]	395,400	2,083,758
Components and Systems - 5.8%			Fairchild Semiconductor International [a]	544,700	9,156,407
Analogic Corporation	262,300	14,725,522	GSI Group [a]	1,309,000	12,684,210
Belden CDT	176,950	6,916,976	Integrated Silicon Solution [a]	137,726	791,925
Celestica [a]	1,164,900	9,097,869	Kulicke & Soffa Industries [a],[c]	925,300	7,772,520
Concurrent Computer [a]	280,900	508,429	Nanometrics [a]	880,900	6,967,919
Cray [a],[c]	775,135	9,208,604	PLX Technology [a]	265,087	3,456,734
Dot Hill Systems [a],[c]	1,254,270	4,929,281	Pericom Semiconductor [a]	648,600	7,439,442
Hypercom Corporation [a],[c]	1,075,500	6,829,425	†PortalPlayer [a]	735,300	9,889,785
InFocus Corporation [a]	1,058,209	2,825,418	Sanmina-SCI Corporation [a]	942,900	3,253,005
Interlink Electronics [a],[b]	790,775	2,372,325	Silicon Storage Technology [a],[c]	817,600	3,687,376
Interphase Corporation [a],[b],[c]	392,400	3,252,996	TriQuint Semiconductor [a],[c]	1,289,500	5,802,750
Iomega Corporation [a]	1,529,800	5,400,194	Varian [a],[c]	275,400	12,335,166
KEMET Corporation [a],[c]	903,200	6,593,360	Varian Semiconductor Equipment
Lantronix [a]	1,260,900	2,055,267	Associates [a],[c]	241,236	10,981,063
Mercury Computer Systems [a],[c]	480,200	6,415,472	Veeco Instruments [a]	353,500	6,621,055
Merix Corporation [a]	887,300	8,243,017	White Electronic Designs [a]	1,225,290	6,665,578
OSI Systems [a],[c]	614,895	12,869,752
Printronix [b]	356,981	4,426,564			165,992,931
SCM Microsystems [a],[b],[c]	872,820	2,749,383
Sigmatron International [a],[b],[c]	276,900	2,547,480	Software - 5.0%
Sparton Corporation [a]	375,998	3,150,860	Aspen Technology [a],[c]	896,700	9,881,634
Spectrum Control [a]	584,900	5,685,228	Avid Technology [a],[c]	357,362	13,315,308
TTM Technologies [a]	420,000	4,758,600	Borland Software [a],[c]	1,670,450	9,087,248
			Bottomline Technologies [a],[c]	1,066,701	12,213,726
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 67

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		VALUE
Technology (continued)			REPURCHASE AGREEMENTS – 7.2%
Software (continued)			State Street Bank & Trust Company,
Dendrite International [a],[c]	791,500	$8,476,965	5.10% dated 12/29/06, due 1/2/07,
Epicor Software [a],[c]	954,206	12,891,323	maturity value $60,014,989 (collateralized
Evans & Sutherland Computer [a],[b]	670,825	2,837,590	by obligations of various U.S. Government
Indus International [a]	1,046,600	3,966,614	Agencies, valued at $61,484,638)
JDA Software Group [a],[c]	560,003	7,711,241	(Cost $59,981,000)	$59,981,000
MSC.Software [a]	687,400	10,469,102
Majesco Entertainment [a],[b],[c]	1,483,786	1,973,435	Lehman Brothers (Tri-Party),
†Parametric Technology [a],[c]	608,840	10,971,297	5.15% dated 12/29/06, due 1/3/07,
QAD	1,093,100	9,171,109	maturity value $110,078,681 (collateralized
†SumTotal Systems [a],[c]	510,669	3,089,547	by obligations of various U.S. Government
Versant Corporation [a],[b]	180,850	2,463,177	Agencies, valued at $112,266,892)
			(Cost $110,000,000)	110,000,000
		118,519,316
			TOTAL REPURCHASE AGREEMENTS
Telecommunications - 6.5%			(Cost $169,981,000)	169,981,000
Andrew Corporation [a],[c]	767,627	7,852,824
C-COR.net [a]	965,000	10,750,100	COLLATERAL RECEIVED FOR SECURITIES LOANED – 8.0%
Carrier Access [a],[c]	1,020,155	6,692,217	Money Market Funds
Centillium Communications [a]	1,009,600	2,160,544	State Street Navigator Securities Lending
ClearOne Communications [a],[b]	710,344	3,082,893	Prime Portfolio (7 day yield-5.25%)
CommScope [a],[c]	288,400	8,790,432	(Cost $189,223,271)	189,223,271
Covad Communications Group [a],[c]	1,708,200	2,357,316
EMS Technologies [a]	607,646	12,171,149	TOTAL INVESTMENTS – 108.1%
General Communication Cl. A [a],[c]	394,000	6,197,620	(Cost $2,187,813,681)	2,548,039,182
Globecomm Systems [a]	470,400	4,144,224
Harmonic [a]	1,008,600	7,332,522	LIABILITIES LESS CASH
Inter-Tel	341,800	7,574,288	AND OTHER ASSETS – (8.1)%	(192,264,331)
MasTec [a],[c]	598,100	6,902,074
Network Equipment Technologies [a],[b]	1,708,600	9,944,052	NET ASSETS – 100.0%	$2,355,774,851
Powerwave Technologies [a],[c]	1,221,700	7,879,965
Radyne [a]	664,600	7,137,804
Symmetricom [a],[c]	844,300	7,531,156
†Tekelec [a],[c]	874,000	12,961,420
Tollgrade Communications [a]	624,634	6,602,381
UTStarcom [a],[c]	1,340,300	11,727,625
Westell Technologies Cl. A [a]	1,153,400	2,883,500

		152,676,106

Total(Cost $696,709,147)		807,035,862

Miscellaneous [e] – 4.6%
Total(Cost $98,869,909)		107,653,481

TOTAL COMMON STOCKS
(Cost $1,828,609,410)		2,188,834,911

68 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce Special Equity Fund

COMMON STOCKS – 96.3%	SHARES	VALUE		SHARES	VALUE
			Dorman Products [a]	735,000	$7,960,050
Consumer Products – 15.2%
Apparel and Shoes - 1.9%					24,406,882
K-Swiss Cl. A	350,000	$10,759,000
Lakeland Industries [a,c]	70,000	954,100	Construction Materials - 3.1%
			Carlisle Companies	129,000	10,126,500
		11,713,100	ElkCorp	35,000	1,438,150
			NCI Building Systems [a,c]	141,500	7,322,625
Food/Beverage/Tobacco - 3.9%
Lancaster Colony	534,000	23,661,540			18,887,275
Home Furnishing and Appliances - 7.9%
Ethan Allen Interiors	247,500	8,937,225	Industrial Components - 5.7%
†Graham Corporation [b]	248,400	3,266,460	Genlyte Group (The) [a,c]	201,000	15,700,110
Mity Enterprises [a,b,c]	201,500	3,606,850	†Hubbell Cl. B	128,000	5,786,880
National Presto Industries [b]	529,900	31,725,113	Standex International	420,000	12,654,600

		47,535,648			34,141,590

Sports and Recreation - 0.8%			Machinery - 13.0%
Escalade	465,100	4,976,570	Applied Industrial Technologies	197,500	5,196,225
			Cascade Corporation	326,000	17,245,400
Other Consumer Products - 0.7%			†Hurco Companies [a]	172,000	5,466,160
Koss Corporation	171,500	4,006,240	†K-Tron International [a,c]	80,000	5,973,600
			Kennametal	92,500	5,443,625
Total (Cost $69,119,532)		91,893,098	Nordson Corporation	116,000	5,780,280
			†Regal-Beloit	136,600	7,172,866
Consumer Services – 14.1%			Rofin-Sinar Technologies [a,c]	360,000	21,765,600
Leisure and Entertainment - 0.5%			Sun Hydraulics	215,900	4,428,109
Bowl America Cl. A	204,100	3,234,985
					78,471,865
Restaurants and Lodgings - 4.4%
CEC Entertainment [a]	278,000	11,189,500	Metal Fabrication and Distribution - 5.9%
Frisch’s Restaurants [b]	277,000	8,143,800	Carpenter Technology	171,000	17,530,920
Jack in the Box [a,c]	122,000	7,446,880	†Insteel Industries	717,500	12,764,325
			Quanex Corporation	160,000	5,534,400
		26,780,180
					35,829,645
Retail Stores - 9.2%
Arden Group Cl. A	115,000	14,238,150	Specialty Chemicals and Materials - 6.6%
BJ’s Wholesale Club [a]	228,000	7,093,080	Hawkins [b]	547,500	7,829,250
Claire’s Stores	682,000	22,601,480	Lubrizol Corporation	227,500	11,404,575
Deb Shops	428,000	11,299,200	MacDermid	274,200	9,350,220
			†Park Electrochemical	227,600	5,837,940
		55,231,910	Schulman (A.)	240,000	5,340,000

Total (Cost $51,479,860)		85,247,075			39,761,985

Financial Services – 2.8%			Other Industrial Products - 1.8%
Insurance Brokers - 2.8%			Met-Pro Corporation [b]	718,700	10,665,508
Hilb Rogal & Hobbs	410,000	17,269,200
			Total (Cost $163,063,918)		242,164,750
Total (Cost $12,496,056)		17,269,200
			Industrial Services – 10.7%
Health – 8.1%			Commercial Services - 2.9%
Drugs and Biotech - 0.4%			Global Imaging Systems [a,c]	481,500	10,568,925
†Hi-Tech Pharmacal [a,c]	199,000	2,421,830	Watson Wyatt Worldwide Cl. A	162,000	7,314,300

Health Services - 0.9%					17,883,225
National Dentex [a,b,c]	292,500	5,118,750
			Industrial Distribution - 3.4%
Medical Products and Devices - 6.2%			Lawson Products [b]	450,000	20,650,500
Atrion Corporation	79,000	6,142,250
Bio-Rad Laboratories Cl. A [a,c]	340,000	28,056,800	Printing - 2.9%
STERIS Corporation	138,500	3,486,045	CSS Industries	489,000	17,295,930

		37,685,095	Transportation and Logistics - 1.5%
			Arkansas Best	254,000	9,144,000
Personal Care - 0.6%
Regis Corporation	90,000	3,558,600	Total (Cost $43,591,734)		64,973,655

Total (Cost $36,376,573)		48,784,275	Natural Resources – 2.3%
			Energy Services - 2.3%
Industrial Products – 40.1%			†Lone Star Technologies [a,c]	283,000	13,700,030
Automotive - 4.0%
Bandag Cl. A	329,200	16,446,832	Total (Cost $13,736,078)		13,700,030

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 69

SCHEDULES OF INVESTMENTS

Royce Special Equity Fund (continued)	Royce Value Fund

	SHARES	VALUE	COMMON STOCKS – 90.4%		SHARES	VALUE
Technology - 1.8%
Components and Systems-1.8%			Consumer Products – 7.1%
Rimage Corporation [a,c]	172,500	$4,485,000	Apparel and Shoes - 1.2%
†Thomas & Betts [a]	133,500	6,311,880	K-Swiss Cl. A	155,000		$4,764,700
			Polo Ralph Lauren Cl. A	6,800		528,088
Total (Cost $8,894,500)		10,796,880	Timberland Company Cl. A [a]	17,800		562,124

Miscellaneous [e] – 1.2%						5,854,912
Total (Cost $6,112,479)		7,365,792
			Home Furnishing and Appliances - 0.6%
TOTAL COMMON STOCKS			Ethan Allen Interiors	84,600		3,054,906
(Cost $404,870,730)		582,194,755
			Sports and Recreation - 2.6%
REPURCHASE AGREEMENT – 3.9%			Thor Industries	183,300		8,063,367
State Street Bank & Trust Company,			Winnebago Industries	123,200		4,054,512
5.10% dated 12/29/06, due 1/2/07,
maturity value $23,289,190 (collateralized						12,117,879
by obligations of various U.S. Government
Agencies, valued at $23,861,856)			Other Consumer Products - 2.7%
(Cost $23,276,000)		23,276,000	RC2 Corporation [a]	285,300		12,553,200

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.3%			Total (Cost $30,306,849)			33,580,897
Money Market Funds
AIM Liquid Assets Institutional Fund			Consumer Services – 12.2%
(7 day yield-5.20%)			Direct Marketing - 1.1%
(Cost $26,278,192)		26,278,192	Nu Skin Enterprises Cl. A	292,500		5,332,275

TOTAL INVESTMENTS – 104.5%			Leisure and Entertainment - 1.3%
(Cost $454,424,922)		631,748,947	†International Speedway Cl. A	117,500		5,997,200

LIABILITIES LESS CASH			Restaurants and Lodgings - 2.2%
AND OTHER ASSETS – (4.5)%		(27,229,714)	Applebee’s International	297,200		7,331,924
			CEC Entertainment [a]	81,100		3,264,275
NET ASSETS – 100.0%		$604,519,233
						10,596,199

			Retail Stores - 6.0%
			BJ’s Wholesale Club [a]	157,600		4,902,936
			Buckle (The)	163,200		8,298,720
			Claire’s Stores	179,100		5,935,374
			†Finish Line (The) Cl. A	420,400		6,003,312
			†Pacific Sunwear of California [a]	150,400		2,944,832

						28,085,174

			Other Consumer Services - 1.6%
			Corinthian Colleges [a]	199,900		2,724,637
			†Universal Technical Institute [a]	215,200		4,779,592

						7,504,229

			Total (Cost $53,391,885)			57,515,077

			Financial Intermediaries – 4.1%
			Insurance - 2.1%
			Assured Guaranty	175,300		4,662,980
			†Security Capital Assurance	182,300		5,073,409

						9,736,389

			Securities Brokers - 2.0%
			†Knight Capital Group Cl. A [a]	493,000		9,450,810

			Total (Cost $16,655,147)			19,187,199

			Financial Services – 2.3%
			Information and Processing - 1.2%
			eFunds Corporation [a]	207,800		5,714,500

			Investment Management - 1.1%
			Federated Investors Cl. B	151,700		5,124,426

			Total (Cost $9,826,346)			10,838,926

			Health – 2.9%
			Drugs and Biotech - 2.9%
			Endo Pharmaceuticals Holdings [a]	276,200		7,617,596

70 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Ivanhoe Mines [a]	1,236,800	$12,157,744
Drugs and Biotech (continued)			Meridian Gold [a]	301,800	8,387,022
Perrigo Company	62,000	$1,072,600	Pan American Silver [a]	367,700	9,255,009
†ViroPharma [a]	345,500	5,058,120	Silver Standard Resources [a]	333,800	10,261,012

Total (Cost $12,328,135)		13,748,316			49,781,055

Industrial Products – 19.6%			Total (Cost $99,692,676)		112,542,073
Building Systems and Components - 3.1%
†Drew Industries [a]	166,000	4,317,660	Technology – 10.2%
Simpson Manufacturing	326,700	10,340,055	Distribution - 1.8%
			CDW Corporation	123,400	8,677,488
		14,657,715
			IT Services - 2.2%
Construction Materials - 2.6%			MAXIMUS	98,500	3,031,830
Florida Rock Industries	285,650	12,297,233	Perot Systems Cl. A [a]	455,100	7,459,089

Machinery - 4.8%					10,490,919
Graco	129,100	5,114,942
Lincoln Electric Holdings	103,900	6,277,638	Semiconductors and Equipment - 0.7%
Rofin-Sinar Technologies [a]	87,017	5,261,048	Fairchild Semiconductor International [a]	194,400	3,267,864
Woodward Governor	145,400	5,773,834
			Software - 1.2%
		22,427,462	ManTech International Cl. A [a]	148,800	5,480,304

Metal Fabrication and Distribution - 7.8%			Telecommunications - 4.3%
†Chaparral Steel	106,400	4,710,328	†ADTRAN	223,300	5,068,910
IPSCO	134,900	12,663,063	Foundry Networks [a]	322,900	4,837,042
Metal Management	178,600	6,760,010	NETGEAR [a]	386,500	10,145,625
Reliance Steel & Aluminum	122,200	4,812,236
Schnitzer Steel Industries Cl. A	69,800	2,771,060			20,051,577
†Steel Dynamics	158,300	5,136,835
			Total (Cost $39,261,291)		47,968,152
		36,853,532
			Miscellaneous [e] – 3.2%
Specialty Chemicals and Materials - 1.3%			Total (Cost $14,630,108)		14,785,865
†Westlake Chemical	185,500	5,820,990
			TOTAL COMMON STOCKS
Total (Cost $84,646,736)		92,056,932	(Cost $381,822,065)		425,426,329

Industrial Services – 4.9%			REPURCHASE AGREEMENTS – 9.7%
Commercial Services - 3.5%			State Street Bank & Trust Company,
†Heidrick & Struggles International [a]	195,900	8,298,324	5.10% dated 12/29/06, due 1/2/07,
Korn/Ferry International [a]	358,300	8,226,568	maturity value $25,740,578 (collateralized
			by obligations of various U.S. Government
		16,524,892	Agencies, valued at $26,369,494)
			(Cost $25,726,000)		25,726,000
Transportation and Logistics - 1.4%
Arkansas Best	185,500	6,678,000	Lehman Brothers (Tri-Party),
			5.15% dated 12/29/06, due 1/3/07,
Total (Cost $21,082,892)		23,202,892	maturity value $20,014,306 (collateralized
			by obligations of various U.S. Government
Natural Resources – 23.9%			Agencies, valued at $20,415,019)
Energy Services - 6.8%			(Cost $20,000,000)		20,000,000
Ensign Energy Services	537,900	8,482,597
Oil States International [a]	149,200	4,808,716	TOTAL REPURCHASE AGREEMENTS
Pason Systems	112,000	1,273,524	(Cost $45,726,000)		45,726,000
Patterson-UTI Energy	201,100	4,671,553
†RPC	284,700	4,805,736	TOTAL INVESTMENTS – 100.1%
Trican Well Service	459,400	8,004,981	(Cost $427,548,065)		471,152,329

		32,047,107	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.1)%		(447,313)
Oil and Gas - 6.5%
Cimarex Energy	277,700	10,136,050	NET ASSETS – 100.0%		$470,705,016
St. Mary Land & Exploration	214,400	7,898,496
Unit Corporation [a]	261,700	12,679,365

		30,713,911

Precious Metals and Mining - 10.6%
Agnico-Eagle Mines	235,700	9,720,268

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 71

SCHEDULES OF INVESTMENTS

Royce Value Plus Fund

COMMON STOCKS – 86.5%	SHARES	VALUE		SHARES	VALUE
			Endo Pharmaceuticals Holdings [a]	577,100	$15,916,418
Consumer Products – 2.4%			Myriad Genetics [a]	57,500	1,799,750
Apparel and Shoes - 0.7%			†NUCRYST Pharmaceuticals [a,b]	953,300	4,528,175
†Gildan Activewear [a]	215,000	$10,025,450	Perrigo Company	797,100	13,789,830
			†Pharmanet Development Group [a]	830,400	18,326,928
Home Furnishing and Appliances - 0.5%			†ViroPharma [a]	965,800	14,139,312
Select Comfort [a]	466,700	8,115,913
					97,270,473
Sports and Recreation - 0.9%
Thor Industries	331,200	14,569,488	Health Services - 0.4%
			Metropolitan Health Networks [a]	2,146,800	6,762,420
Other Consumer Products - 0.3%
Fossil [a]	216,000	4,877,280	Medical Products and Devices - 2.6%
			†Anika Therapeutics [a,b]	968,395	12,850,602
Total (Cost $36,503,157)		37,588,131	Caliper Life Sciences [a]	1,516,300	8,673,236
			†HealthTronics [a]	1,427,300	9,505,818
Consumer Services – 6.6%			Possis Medical [a]	366,584	4,941,552
Direct Marketing - 0.3%			Shamir Optical Industry [a]	472,200	4,013,700
Nu Skin Enterprises Cl. A	283,300	5,164,559
					39,984,908
Leisure and Entertainment - 1.6%
†DreamWorks Animation SKG Cl. A [a]	469,200	13,836,708	Personal Care - 0.9%
†International Speedway Cl. A	222,900	11,376,816	†Inter Parfums	701,000	13,452,190

		25,213,524	Total (Cost $150,063,271)		157,469,991

Retail Stores - 3.5%			Industrial Products – 10.5%
†A.C. Moore Arts & Crafts [a]	614,600	13,318,382	Building Systems and Components - 0.8%
†Christopher & Banks	874,800	16,323,768	Drew Industries [a]	461,000	11,990,610
†The Men’s Wearhouse	379,700	14,527,322
†Pacific Sunwear of California [a]	544,000	10,651,520	Construction Materials - 0.9%
			†Florida Rock Industries	344,100	14,813,505
		54,820,992
			Machinery - 1.9%
Other Consumer Services - 1.2%			Lincoln Electric Holdings	200,900	12,138,378
†Universal Technical Institute [a]	803,400	17,843,514	†Woodward Governor	432,800	17,186,488

Total (Cost $97,198,374)		103,042,589			29,324,866

Financial Intermediaries – 5.5%			Metal Fabrication and Distribution - 4.5%
Banking - 1.5%			Harris Steel Group	365,700	13,638,291
†Bancorp (The) [a]	402,900	11,925,840	IPSCO	237,800	22,322,286
†Enterprise Financial Services	348,500	11,354,130	Metal Management	168,400	6,373,940
			†Reliance Steel & Aluminum	468,900	18,465,282
		23,279,970	Schnitzer Steel Industries Cl. A	222,000	8,813,400

Insurance - 0.8%					69,613,199
Assured Guaranty	455,500	12,116,300
			Specialty Chemicals and Materials - 1.0%
Securities Brokers - 1.7%			†CF Industries Holdings	593,200	15,209,648
Knight Capital Group Cl. A [a]	1,423,400	27,286,578
			Textiles - 0.8%
Other Financial Intermediaries - 1.5%			UniFirst Corporation	347,400	13,343,634
MarketAxess Holdings [a]	845,300	11,470,721
TSX Group	293,200	11,718,949	Other Industrial Products - 0.6%
			Diebold	189,500	8,830,700
		23,189,670
Total (Cost $71,697,216)			Total (Cost $134,423,614)		163,126,162
		85,872,518
Financial Services – 1.7%			Industrial Services – 6.7%
Information and Processing - 1.2%			Commercial Services - 4.5%
eFunds Corporation [a]	686,200	18,870,500	Adesa	737,700	20,471,175
			eResearch Technology [a]	1,413,200	9,510,836
Investment Management - 0.5%			†Labor Ready [a]	598,300	10,966,839
Nuveen Investments Cl. A	132,000	6,848,160	MPS Group [a]	542,400	7,691,232
			Navigant Consulting [a]	1,074,300	21,228,168
Total (Cost $20,636,425)		25,718,660
					69,868,250
Health – 10.1%
Drugs and Biotech - 6.2%			Engineering and Construction - 0.6%
†Biosite [a]	226,100	11,044,985	Dycom Industries [a]	199,500	4,213,440
Draxis Health [a]	575,000	2,777,250	Insituform Technologies Cl. A [a]	220,700	5,707,302
Dyax Corporation [a]	1,975,000	5,984,250
Elan Corporation ADR [a]	607,700	8,963,575			9,920,742

			Industrial Distribution - 1.0%
			Ritchie Bros. Auctioneers	284,700	15,242,838

72 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			†Saifun Semiconductors [a]	598,200	$11,126,520
Transportation and Logistics - 0.6%			†Skyworks Solutions [a]	1,427,500	10,106,700
Universal Truckload Services [a]	415,000	$9,856,250
					125,277,855
Total (Cost $103,688,619)		104,888,080
			Software - 4.0%
Natural Resources – 14.6%			†Activision [a]	549,300	9,469,932
Energy Services - 4.7%			Dendrite International [a]	669,943	7,175,090
Carbo Ceramics	310,700	11,610,859	Epicor Software [a]	1,107,200	14,958,272
Ensign Energy Services	1,070,500	16,881,615	†FARO Technologies [a,b]	818,100	19,667,124
Pason Systems	1,239,400	14,092,907	Ulticom [a]	1,060,400	10,169,236
Tesco Corporation [a]	717,700	12,681,759
Trican Well Service	974,000	16,971,813			61,439,654

		72,238,953	Telecommunications - 1.8%
			†ADTRAN	647,300	14,693,710
Oil and Gas - 1.2%			Foundry Networks [a]	936,400	14,027,272
Unit Corporation [a]	390,600	18,924,570
					28,720,982
Precious Metals and Mining - 7.9%
Agnico-Eagle Mines	489,900	20,203,476	Total (Cost $321,435,857)		368,803,982
Gammon Lake Resources [a]	1,100,300	17,923,887
†International Coal Group [a]	2,376,050	12,949,472	Miscellaneous [e] – 4.7%
Ivanhoe Mines [a]	2,914,900	28,653,467	Total (Cost $71,677,445)		73,580,208
Meridian Gold [a]	559,400	15,545,726
Northern Orion Resources [a]	1,409,600	5,159,136	TOTAL COMMON STOCKS
Silver Standard Resources [a]	742,900	22,836,746	(Cost $1,204,464,744)		1,347,222,352

		123,271,910	REPURCHASE AGREEMENTS – 10.9%
			State Street Bank & Trust Company,
Other Natural Resources - 0.8%			5.10% dated 12/29/06, due 1/2/07,
†AMCOL International	457,700	12,696,598	maturity value $60,612,328 (collateralized
			by obligations of various U.S. Government
Total (Cost $197,140,766)		227,132,031	Agencies, valued at $62,092,938)
			(Cost $60,578,000)		60,578,000
Technology – 23.7%
Aerospace and Defense - 0.9%			Lehman Brothers (Tri-Party),
†FLIR Systems [a]	416,800	13,266,744	5.15% dated 12/29/06, due 1/3/07,
			maturity value $110,078,681 (collateralized
Components and Systems - 1.9%			by obligations of various U.S. Government
Digi International [a]	1,062,700	14,654,633	Agencies, valued at $112,266,168)
†Mercury Computer Systems [a,b]	1,159,300	15,488,248	(Cost $110,000,000)		110,000,000

		30,142,881	TOTAL REPURCHASE AGREEMENTS
			(Cost $170,578,000)		170,578,000
Distribution - 1.0%
†CDW Corporation	227,300	15,983,736	TOTAL INVESTMENTS – 97.4%
			(Cost $1,375,042,744)		1,517,800,352
Internet Software and Services - 2.1%
Answers Corporation [a,b]	575,010	7,699,384	CASH AND OTHER ASSETS
Packeteer [a]	994,500	13,525,200	LESS LIABILITIES - 2.6%		39,766,203
RealNetworks [a]	980,100	10,722,294
			NET ASSETS – 100.0%		$1,557,566,555
		31,946,878

IT Services - 4.0%
Ceridian Corporation [a]	753,500	21,082,930
†Entrust [a,b]	3,504,600	14,964,642
Perot Systems Cl. A [a]	658,400	10,791,176
RADVision [a]	756,300	15,186,504

		62,025,252

Semiconductors and Equipment - 8.0%
†Axcelis Technologies [a]	1,247,600	7,273,508
†Cirrus Logic [a]	2,141,082	14,730,644
†Cree [a]	122,500	2,121,700
DTS [a]	721,000	17,440,990
Dolby Laboratories Cl. A [a]	489,600	15,187,392
†Fairchild Semiconductor International [a]	604,100	10,154,921
GSI Group [a]	1,407,400	13,637,706
†MKS Instruments [a]	592,200	13,371,876
Photronics [a]	619,700	10,125,898

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 73

SCHEDULES OF INVESTMENTS

Royce Technology Value Fund

COMMON STOCKS – 84.8%	SHARES	VALUE		SHARES	VALUE
			Rainmaker Systems [a]	50,000	$373,500
Advertising and Publishing - 1.6%			†Think Partnership [a]	140,000	456,400
†DG Fastchannel [a]	25,000	$337,000	Tyler Technologies [a]	25,000	351,500

Total (Cost $285,000)		337,000	Total (Cost $1,433,974)		1,827,500

Aerospace and Defense - 1.1%			Software - 23.6%
†EDO Corporation	10,000	237,400	American Software Cl. A	40,000	277,200
			Aspen Technology [a]	35,000	385,700
Total (Cost $218,424)		237,400	Chordiant Software [a]	150,000	496,500
			Epicor Software [a]	40,000	540,400
Commercial Services - 4.5%			ILOG ADR [a]	25,000	331,750
†CheckFree Corporation [a]	8,000	321,280	†IncrediMail [a]	55,000	453,750
†Kenexa Corporation [a]	12,500	415,750	†i2 Technologies [a]	20,000	456,400
†TRX [a]	30,000	200,100	†JDA Software Group [a]	15,000	206,550
			†SPSS [a]	15,000	451,050
Total (Cost $960,097)		937,130	†Taleo Corporation Cl. A [a]	20,000	273,400
			Transaction Systems Architects Cl. A [a]	12,500	407,125
Components and Systems - 7.0%			†Tucows [a]	200,000	170,000
Analogic Corporation	5,000	280,700	†Witness Systems [a]	30,000	525,900
Digi International [a]	15,000	206,850
Kronos [a]	5,000	183,700	Total (Cost $4,494,605)		4,975,725
OSI Systems [a]	15,000	313,950
†SafeNet [a]	20,000	478,800	Telecommunications - 14.1%
			†American Telecom Services [a]	59,500	197,540
Total (Cost $1,286,212)		1,464,000	†American Telecom Services (Warrants) [a]	59,500	44,625
			Arris Group [a]	25,000	312,750
Distribution - 2.7%			Covad Communications Group [a]	100,000	138,000
INX [a]	45,000	354,150	GigaBeam [a]	40,000	170,800
†PC Mall [a]	20,000	210,800	Harmonic [a]	20,000	145,400
			Intervoice [a]	60,000	459,600
Total (Cost $521,745)		564,950	NMS Communications [a]	110,000	225,500
			†Syniverse Holdings [a]	15,000	224,850
Health Services - 1.5%			TNS [a]	1,000	19,250
Eclipsys Corporation [a]	15,000	308,400	†Tekelec [a]	15,000	222,450
			UCN [a]	170,000	484,500
Total (Cost $321,369)		308,400	†Zhone Technologies [a]	250,000	327,500

Information and Processing - 2.0%			Total (Cost $3,168,070)		2,972,765
eFunds Corporation [a]	15,000	412,500
			TOTAL COMMON STOCKS
Total (Cost $366,155)		412,500	(Cost $16,588,484)		17,834,962

Internet Software and Services - 18.0%			REPURCHASE AGREEMENT – 13.4%
†Ariba [a]	50,000	387,000	State Street Bank & Trust Company,
CryptoLogic	15,000	348,000	5.10% dated 12/29/06, due 1/2/07,
Digital Insight [a]	15,000	577,350	maturity value $2,832,604 (collateralized
Dynabazaar [a]	150,000	45,000	by obligations of various U.S. Government
ePresence [a,d]	350,000	0	Agencies, valued at $2,906,475)
Jacada [a]	200,100	504,252	(Cost $2,831,000)		2,831,000
Online Resources [a]	30,000	306,300
†Packeteer [a]	15,000	204,000	TOTAL INVESTMENTS – 98.2%
S1 Corporation [a]	10,107	55,690	(Cost $19,419,484)		20,665,962
†Saba Software [a]	80,000	498,400
†Secure Computing [a]	40,000	262,400	CASH AND OTHER ASSETS
SupportSoft [a]	50,000	274,000	LESS LIABILITIES – 1.8%		374,718
†Web.com [a]	80,000	335,200
			NET ASSETS – 100.0%		$21,040,680
Total (Cost $3,532,833)		3,797,592

IT Services - 8.7%
†Infocrossing [a]	15,000	244,500
†RADVision [a]	20,000	401,600

74 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce 100 Fund

COMMON STOCKS – 96.9%	SHARES	VALUE		SHARES	VALUE
			Health – 3.0%
Consumer Products – 6.1%			Drugs and Biotech - 1.3%
Apparel and Shoes - 2.3%			Perrigo Company	26,500	$458,450
Columbia Sportswear	7,700	$428,890
K-Swiss Cl. A	12,000	368,880	Medical Products and Devices - 1.7%
			Arrow International	8,500	300,730
		797,770	Invacare Corporation	11,800	289,690

Home Furnishing and Appliances - 0.8%					590,420
Ethan Allen Interiors	7,200	259,992
			Total (Cost $1,047,299)		1,048,870
Sports and Recreation - 2.0%
Polaris Industries	6,900	323,127	Industrial Products – 19.2%
Thor Industries	8,300	365,117	Automotive - 1.0%
			Gentex Corporation	23,200	360,992
		688,244
			Building Systems and Components - 1.3%
Other Consumer Products - 1.0%			Drew Industries [a]	11,600	301,716
			Teleflex	2,500	161,400
Fossil [a]	15,500	349,990
					463,116
Total (Cost $1,897,747)		2,095,996
			Construction Materials - 0.9%
Consumer Services – 12.2%			Florida Rock Industries	6,800	292,740
Leisure and Entertainment - 0.5%
†International Speedway Cl. A	3,600	183,744	Industrial Components - 1.9%
			CLARCOR	11,600	392,196
Restaurants and Lodgings - 2.4%			Donaldson Company	7,900	274,209
†Applebee’s International	16,600	409,522
CEC Entertainment [a]	10,300	414,575			666,405

		824,097	Machinery - 8.3%
			Franklin Electric	8,100	416,259
Retail Stores - 5.8%			Graco	6,300	249,606
†A.C. Moore Arts & Crafts [a]	18,100	392,227	†Kennametal	4,600	270,710
Borders Group	16,600	371,010	Lincoln Electric Holdings	6,600	398,772
Buckle (The)	7,300	371,205	Nordson Corporation	6,800	338,844
Claire’s Stores	19,800	656,172	Rofin-Sinar Technologies [a]	5,700	344,622
†Dollar Tree Stores [a]	7,400	222,740	Tennant Company	12,200	353,800
			Woodward Governor	12,700	504,317
		2,013,354
					2,876,930
Other Consumer Services - 3.5%
Corinthian Colleges [a]	24,500	333,935	Metal Fabrication and Distribution - 1.9%
MoneyGram International	11,200	351,232	Kaydon Corporation	10,100	401,374
†Universal Technical Institute [a]	23,800	528,598	Metal Management	6,400	242,240

		1,213,765			643,614

Total (Cost $3,543,206)		4,234,960	Specialty Chemicals and Materials - 0.2%
			MacDermid	1,500	51,150
Financial Intermediaries – 2.5%
Securities Brokers - 2.5%			Other Industrial Products - 3.7%
Knight Capital Group Cl. A [a]	45,800	877,986	Brady Corporation Cl. A	11,800	439,904
			†Diebold	7,900	368,140
Total (Cost $599,106)		877,986	Raven Industries	6,200	166,160
			Smith (A.O.) Corporation	8,600	323,016
Financial Services – 8.3%
Information and Processing - 3.9%					1,297,220
eFunds Corporation [a]	23,500	646,250
Morningstar [a]	7,700	346,885	Total (Cost $5,738,602)		6,652,167
SEI Investments	6,200	369,272
			Industrial Services – 13.1%
		1,362,407	Commercial Services - 9.1%
			Adesa	22,700	629,925
Insurance Brokers - 0.6%			†Administaff	7,200	307,944
Hilb Rogal & Hobbs	4,800	202,176	Copart [a]	10,400	312,000
			†Grupo Aeroportuario del
Investment Management - 3.8%			Centro Norte ADR [a]	25,600	569,856
†AllianceBernstein Holding L.P.	6,500	522,600	Grupo Aeroportuario del Sureste ADR	7,000	297,290
Federated Investors Cl. B	11,800	398,604	MPS Group [a]	25,000	354,500
Nuveen Investments Cl. A	7,700	399,476	†Navigant Consulting [a]	20,300	401,128
			Viad Corporation	7,400	300,440
		1,320,680
					3,173,083
Total (Cost $2,203,323)		2,885,263

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 75

SCHEDULES OF INVESTMENTS

Royce 100 Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Telecommunications - 1.5%
Industrial Distribution - 1.0%			Foundry Networks [a]	35,300	$528,794
Ritchie Bros. Auctioneers	6,600	$353,364
			Total (Cost $6,057,429)		7,297,039
Printing - 0.9%
Courier Corporation	7,775	302,992	Miscellaneous [e] – 4.7%
			Total (Cost $1,646,309)		1,638,353
Transportation and Logistics - 2.1%
Alexander & Baldwin	3,500	155,190	TOTAL COMMON STOCKS
Arkansas Best	7,300	262,800	(Cost $28,670,253)		33,600,812
Universal Truckload Services [a]	12,500	296,875
			REPURCHASE AGREEMENT – 3.3%
		714,865	State Street Bank & Trust Company,
			5.10% dated 12/29/06, due 1/2/07,
Total (Cost $3,825,353)		4,544,304	maturity value $1,156,655 (collateralized
			by obligations of various U.S. Government
Natural Resources – 6.7%			Agencies, valued at $1,186,844)
Energy Services - 3.4%			(Cost $1,156,000)		1,156,000
†Carbo Ceramics	9,900	369,963
Ensign Energy Services	16,200	255,471	TOTAL INVESTMENTS – 100.2%
Pason Systems	25,800	293,365	(Cost $29,826,253)		34,756,812
Trican Well Service	14,800	257,888
			LIABILITIES LESS CASH
		1,176,687	AND OTHER ASSETS – (0.2)%		(66,273)

Oil and Gas - 2.3%			NET ASSETS – 100.0%		$34,690,539
Cimarex Energy	7,400	270,100
SEACOR Holdings [a]	2,500	247,850
†Unit Corporation [a]	5,700	276,165

		794,115

Other Natural Resources - 1.0%
†AMCOL International	12,800	355,072

Total (Cost $2,111,879)		2,325,874

Technology – 21.1%
Aerospace and Defense - 1.1%
HEICO Corporation Cl. A	11,600	377,928

Components and Systems - 3.6%
Dionex Corporation [a]	6,200	351,602
Plexus Corporation [a]	9,900	236,412
Technitrol	12,900	308,181
Tektronix	12,400	361,708

		1,257,903

Distribution - 2.2%
Benchmark Electronics [a]	13,700	333,732
†CDW Corporation	5,900	414,888

		748,620

IT Services - 5.3%
Ceridian Corporation [a]	18,700	523,226
Gartner [a]	13,900	275,081
Keane [a]	24,800	295,368
Perot Systems Cl. A [a]	27,200	445,808
†RADVision [a]	14,300	287,144

		1,826,627

Semiconductors and Equipment - 3.8%
Cognex Corporation	22,000	524,040
DTS [a]	19,200	464,448
Dolby Laboratories Cl. A [a]	10,400	322,608

		1,311,096

Software - 3.6%
Epicor Software [a]	33,800	456,638
Fair Isaac	5,700	231,705
†FARO Technologies [a]	23,200	557,728

		1,246,071

76 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce Discovery Fund

COMMON STOCKS – 99.0%	SHARES	VALUE		SHARES	VALUE
			21st Century Holding Company	1,300	$30,875
Consumer Products – 5.8%
Apparel and Shoes - 2.0%					345,609
Lakeland Industries [a]	1,550	$21,126
Stride Rite	2,300	34,684	Total (Cost $430,934)		500,269
†Weyco Group	1,358	33,746
			Financial Services – 1.2%
		89,556	Other Financial Services - 1.2%
			ASTA Funding	900	27,396
Food/Beverage/Tobacco - 0.7%			Nicholas Financial [a]	2,350	27,730
†Schiff Nutrition International [a]	4,800	31,920
			Total (Cost $59,133)		55,126
Home Furnishing and Appliances - 1.5%
Hooker Furniture	2,300	36,064	Health – 17.7%
Stanley Furniture	1,300	27,885	Drugs and Biotech - 8.0%
			†American Oriental Bioengineering [a]	7,300	85,191
		63,949	Bradley Pharmaceuticals [a]	2,700	55,566
			Harvard Bioscience [a]	6,700	34,371
Sports and Recreation - 0.1%			Lifecore Biomedical [a]	1,900	33,877
Aldila	300	4,473	Neogen Corporation [a]	1,300	28,860
			Pharmanet Development Group [a]	1,700	37,519
Other Consumer Products - 1.5%			†QLT [a]	4,300	36,378
JAKKS Pacific [a]	1,600	34,944	†Sciele Pharma [a]	1,700	40,800
WD-40 Company	900	31,383
					352,562
		66,327
			Health Services - 1.5%
Total (Cost $236,860)		256,225	NovaMed [a]	3,700	28,009
			PainCare Holdings [a]	5,200	5,720
Consumer Services – 8.6%			†Res-Care [a]	1,800	32,670
Leisure and Entertainment - 0.8%
†Dover Downs Gaming & Entertainment	2,600	34,762			66,399

Restaurants and Lodgings - 1.0%			Medical Products and Devices - 8.2%
Benihana Cl. A [a]	700	21,490	Anika Therapeutics [a]	2,700	35,829
†Interstate Hotels & Resorts [a]	3,100	23,126	Cholestech Corporation [a]	2,200	40,524
			HealthTronics [a]	5,000	33,300
		44,616	ICU Medical [a]	700	28,476
			Medical Action Industries [a]	1,200	38,688
Retail Stores - 6.0%			Meridian Bioscience	1,297	31,816
†Books-A-Million	1,900	43,092	†Merit Medical Systems [a]	3,100	49,104
†Cache [a]	1,800	45,432	†Quidel [a]	3,600	49,032
Deb Shops	1,100	29,040	Zoll Medical [a]	900	52,416
†MarineMax [a]	1,700	44,081
Shoe Carnival [a]	1,700	53,720			359,185
†Village Super Market Cl. A	600	51,294
			Total (Cost $604,990)		778,146
		266,659
			Industrial Products – 15.9%
Other Consumer Services - 0.8%			Automotive - 1.3%
†Lincoln Educational Services [a]	2,500	33,725	Aftermarket Technology [a]	1,000	21,280
			†Commerical Vehicle Group [a]	1,700	37,060
Total (Cost $330,754)		379,762
					58,340
Financial Intermediaries – 11.4%
Banking - 3.5%			Building Systems and Components - 0.8%
†City Holding Company	900	36,801	International Aluminum	700	34,125
†Financial Institutions	1,400	32,270
First Regional Bancorp [a]	900	30,681	Industrial Components - 3.1%
Provident Financial Holdings	911	27,776	American Technical Ceramics [a]	1,700	27,676
Republic First Bancorp [a]	2,100	27,132	Bel Fuse Cl. B	900	31,311
			†PW Eagle	1,000	34,500
		154,660	Zygo Corporation [a]	2,500	41,125

Insurance - 7.9%					134,612
American Safety Insurance Holdings [a]	1,800	33,390
Donegal Group Cl. A	1,700	33,303	Machinery - 6.2%
†EMC Insurance Group	1,100	37,532	EnPro Industries [a]	1,400	46,494
FPIC Insurance Group [a]	800	31,176	†Freightcar America	700	38,815
Meadowbrook Insurance Group [a]	6,600	65,274	Gehl Company [a]	1,200	33,036
†Mercer Insurance Group	1,900	38,304	Hurco Companies [a]	1,200	38,136
Presidential Life	1,400	30,730
†SeaBright Insurance Holdings [a]	2,500	45,025

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 77

SCHEDULES OF INVESTMENTS

Royce Discovery Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Components and Systems - 1.5%
Machinery (continued)			Spectrum Control [a]	3,400	$33,048
†K-Tron International [a]	600	$44,802	Xyratex [a]	1,650	35,607
LeCroy Corporation [a]	2,700	31,077
MTS Systems	1,100	42,482			68,655

		274,842	Internet Software and Services - 1.9%
			Imergent [a]	1,900	54,416
Metal Fabrication and Distribution - 1.6%			Pacific Internet [a]	3,300	30,690
Olympic Steel	1,200	26,676
Universal Stainless & Alloy Products [a]	1,300	43,524			85,106

		70,200	IT Services - 3.9%
			Covansys Corporation [a]	1,600	36,720
Specialty Chemicals and Materials - 2.0%			†Keane [a]	2,800	33,348
Aceto Corporation	4,500	38,880	†Ness Technologies [a]	3,200	45,632
†Innospec	1,100	51,205	SI International [a]	1,700	55,114

		90,085			170,814

Textiles - 0.9%			Semiconductors and Equipment - 3.7%
†UniFirst Corporation	1,000	38,410	CyberOptics Corporation [a]	2,400	30,408
			†Intevac [a]	2,400	62,280
Total (Cost $590,494)		700,614	†Photronics [a]	2,300	37,582
			†White Electronic Designs [a]	6,200	33,728
Industrial Services – 8.4%
Commercial Services - 5.1%					163,998
†GP Strategies [a]	4,200	34,860
†Heidrick & Struggles International [a]	1,200	50,832	Software - 2.2%
†Intersections [a]	3,500	36,960	†Aladdin Knowledge Systems [a]	2,000	38,980
†Rentrak Corporation [a]	2,800	43,400	American Software Cl. A	4,600	31,878
†Volt Information Sciences [a]	1,200	60,252	MapInfo [a]	2,000	26,100

		226,304			96,958

Engineering and Construction - 0.9%			Telecommunications - 3.3%
KHD Humboldt Wedag International [a]	1,000	40,080	Atlantic Tele-Network	1,700	49,810
			NETGEAR [a]	1,700	44,625
Printing - 1.7%			North Pittsburgh Systems	1,300	31,382
CSS Industries	1,081	38,235	SpectraLink Corporation [a]	2,100	18,060
Ennis	1,500	36,690
					143,877
		74,925
			Total (Cost $673,246)		799,930
Transportation and Logistics - 0.7%
Vitran Corporation Cl. A [a]	1,700	29,529	Miscellaneous [e] – 4.4%
			Total (Cost $197,705)		194,180
Total (Cost $291,447)		370,838
			TOTAL COMMON STOCKS
			(Cost $3,676,758)		4,363,929
Natural Resources – 7.5%
Energy Services - 1.6%			REPURCHASE AGREEMENT – 1.4%
†Horizon Offshore [a]	2,200	35,860	State Street Bank & Trust Company,
†Trico Marine Services [a]	900	34,479	5.10% dated 12/29/06, due 1/2/07,
			maturity value $60,034 (collateralized
		70,339	by obligations of various U.S. Government
			Agencies, valued at $65,650)
Oil and Gas - 2.6%			(Cost $60,000)		60,000
EnergySouth	1,300	52,130
†Harvest Natural Resources [a]	4,000	42,520	TOTAL INVESTMENTS – 100.4%
VAALCO Energy [a]	3,100	20,925	(Cost $3,736,758)		4,423,929

		115,575	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.4)%		(18,678)
Precious Metals and Mining - 0.8%
United States Lime & Minerals [a]	1,100	33,165	NET ASSETS – 100.0%		$4,405,251

Real Estate - 2.5%
†AMREP Corporation	500	61,250
†Avatar Holdings [a]	600	48,510

		109,760

Total (Cost $261,195)		328,839

Technology – 18.1%
Aerospace and Defense - 1.6%
Axsys Technologies [a]	1,800	31,626
Ducommun [a]	1,700	38,896

		70,522

78 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

Royce Financial Services Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 88.3%			RLI	300	$16,926
			Transatlantic Holdings	500	31,050
Consumer Services – 0.8%
Other Consumer Services - 0.8%					402,484
MoneyGram International	1,000	$31,360
			Real Estate Investment Trusts - 7.7%
Total (Cost $19,367)		31,360	†Annaly Capital Management	1,800	25,038
			Capital Trust Cl. A	2,100	104,874
Diversified Investment Companies – 1.0%			†Capstead Mortgage	3,200	26,560
Closed-End Funds - 1.0%			Friedman, Billings, Ramsey Group Cl. A	2,600	20,800
Central Fund of Canada Cl. A	4,400	41,096	Gladstone Commercial	600	12,084
			†KKR Financial	2,100	56,259
Total (Cost $33,292)		41,096	†MFA Mortgage Investments	4,100	31,529
			†Newcastle Investment	1,200	37,584
Financial Intermediaries – 55.4%
Banking - 25.6%					314,728
Abigail Adams National Bancorp	1,100	14,850
†BCB Bancorp	2,200	36,872	Securities Brokers - 8.3%
Bancorp Rhode Island	700	30,275	†Cowen Group [a]	1,400	29,610
Bank of Hawaii	200	10,790	First Albany Companies [a]	2,000	4,640
Bank of N.T. Butterfield & Son	1,210	68,063	Greenhill & Co.	400	29,520
†CFS Bancorp	2,900	42,485	International Assets Holding [a]	1,000	28,710
†CNB Financial	3,200	45,376	†KBW [a]	4,000	117,560
†Cadence Financial	1,900	41,173	Knight Capital Group Cl. A [a]	800	15,336
Center Bancorp	1,260	19,933	†Lazard Cl. A	600	28,404
Central Pacific Financial	1,000	38,760	Sanders Morris Harris Group	500	6,385
†Centrue Financial	2,200	42,834	†Shinko Securities	7,500	29,116
Commercial National Financial	2,100	40,740	Stifel Financial [a]	500	19,615
Fauquier Bankshares	1,900	47,500	†Thomas Weisel Partners Group [a]	1,400	29,540
†First Citizens BancShares Cl. A	250	50,660
HopFed Bancorp	2,600	41,340			338,436
International Bancshares	625	19,319
†Jefferson Bancshares	3,100	40,362	Other Financial Intermediaries - 3.9%
MAF Bancorp	700	31,283	†AP Alternative Assets L.P. [a]	1,100	19,800
Partners Trust Financial Group	1,800	20,952	†Jafco Company	600	29,646
Peapack-Gladstone Financial	2,700	75,870	†Kohlberg Capital [a]	2,400	41,520
†Peoples Community Bancorp	2,300	41,400	MCG Capital	1,000	20,320
Provident Financial Services	600	10,878	MVC Capital	2,300	30,728
Severn Bancorp	880	16,913	†RHJ International [a]	900	19,246
Sun Bancorp [a]	840	17,699
Susquehanna Bancshares	400	10,752			161,260
Timberland Bancorp	700	25,977
Umpqua Holdings	400	11,772	Total (Cost $1,988,844)		2,261,997
†W Holding Company	6,200	36,952
Whitney Holding	700	22,834	Financial Services – 22.5%
†Wilber Corporation	4,400	44,088	Information and Processing - 2.6%
Wilmington Trust	1,100	46,387	Interactive Data	500	12,020
			Morningstar [a]	800	36,040
		1,045,089	SEI Investments	1,000	59,560

Insurance - 9.9%					107,620
Alleghany Corporation [a]	104	37,814
American National Insurance	200	22,822	Insurance Brokers - 2.2%
Argonaut Group [a]	800	27,888	Brown & Brown	1,500	42,315
Aspen Insurance Holdings	1,400	36,904	Gallagher (Arthur J.) & Co.	900	26,595
†Assured Guaranty	2,000	53,200	Hilb Rogal & Hobbs	500	21,060
Baldwin & Lyons Cl. B	1,500	38,310
CNA Surety [a]	500	10,750			89,970
†CRM Holdings [a]	4,700	42,253
Erie Indemnity Cl. A	200	11,596	Investment Management - 15.7%
Infinity Property & Casualty	700	33,873	AGF Management Cl. B	1,000	24,011
Montpelier Re Holdings	1,300	24,193	AllianceBernstein Holding L.P.	1,800	144,720
Ohio Casualty	500	14,905	†BKF Capital Group [a]	16,000	53,600
			Epoch Holding Corporation [a]	11,700	116,298
			Federated Investors Cl. B	1,600	54,048
			Hennessy Advisors	1,500	34,500
			†Highbury Financial [a]	10,000	58,300
			†Highbury Financial (Warrants) [a]	12,600	20,790
			IGM Financial	200	8,421
			†Janus Capital Group	2,000	43,180

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 79

SCHEDULES OF INVESTMENTS

Royce Financial Services Fund (continued)			Royce Dividend Value Fund

	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			COMMON STOCKS – 95.9%
Investment Management (continued)
Nuveen Investments Cl. A	800	$41,504	Consumer Products – 2.8%
T. Rowe Price Group	900	39,393	Apparel and Shoes - 0.9%
			K-Swiss Cl. A	700	$21,518
		638,765	Polo Ralph Lauren Cl. A	500	38,830

Other Financial Services - 2.0%					60,348
CharterMac	500	10,735
Credit Acceptance [a]	1,066	35,530	Home Furnishing and Appliances - 1.9%
Municipal Mortgage & Equity	400	12,880	Ethan Allen Interiors	1,500	54,165
World Acceptance [a]	500	23,475	Furniture Brands International	4,800	77,904

		82,620			132,069

Total (Cost $582,780)		918,975	Total (Cost $170,537)		192,417

Industrial Services – 1.4%			Consumer Services – 4.9%
Commercial Services - 1.4%			Leisure and Entertainment - 0.2%
Viad Corporation	250	10,150	Regal Entertainment Group Cl. A	800	17,056
Watson Wyatt Worldwide Cl. A	1,000	45,150
			Restaurants and Lodgings - 0.6%
Total (Cost $29,565)		55,300	CBRL Group	900	40,284

Technology – 2.5%			Retail Stores - 3.2%
Software - 2.5%			Borders Group	1,400	31,290
Advent Software [a]	500	17,645	Claire’s Stores	2,400	79,536
Fair Isaac	700	28,455	Talbots	400	9,640
†Net 1 UEPS Technologies [a]	1,900	56,164	†Williams-Sonoma	3,100	97,464

Total (Cost $72,022)		102,264			217,930

Miscellaneous [e] – 4.7%			Other Consumer Services - 0.9%
Total (Cost $180,226)		192,139	MoneyGram International	2,000	62,720

TOTAL COMMON STOCKS			Total (Cost $288,527)		337,990
(Cost $2,906,096)		3,603,131
			Financial Intermediaries – 21.6%
REPURCHASE AGREEMENT – 12.4%			Banking - 8.1%
State Street Bank & Trust Company,			Arrow Financial	530	13,128
5.10% dated 12/29/06, due 1/2/07,			BOK Financial	900	49,482
maturity value $506,287 (collateralized			Bank of N.T. Butterfield & Son	1,200	67,500
by obligations of various U.S. Government			Boston Private Financial Holdings	2,200	62,062
Agencies, valued at $519,519)			Canadian Western Bank	1,200	54,312
(Cost $506,000)		506,000	Fauquier Bankshares	3,900	97,500
			Peapack-Gladstone Financial	4,100	115,210
TOTAL INVESTMENTS – 100.7%			W Holding Company	7,600	45,296
(Cost $3,412,096)		4,109,131	Whitney Holding	1,400	45,668

LIABILITIES LESS CASH					550,158
AND OTHER ASSETS – (0.7)%		(29,019)
			Insurance - 2.3%
NET ASSETS – 100.0%		$4,080,112	Erie Indemnity Cl. A	400	23,192
			†OneBeacon Insurance Group [a]	3,700	103,600
			Transatlantic Holdings	500	31,050

					157,842

			Real Estate Investment Trusts - 6.1%
			Capital Trust Cl. A	3,300	164,802
			Friedman, Billings, Ramsey Group Cl. A	5,100	40,800
			Gladstone Commercial	1,200	24,168
			†KKR Financial	3,400	91,086
			MFA Mortgage Investments	8,000	61,520
			†Winthrop Realty Trust	5,329	36,504

					418,880

80 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			†Cabot Corporation	1,300	$56,641
Other Financial Intermediaries - 5.1%			MacDermid	1,300	44,330
†Kohlberg Capital [a]	12,700	$219,710	Quaker Chemical	1,000	22,070
MCG Capital	1,000	20,320	†Westlake Chemical	3,200	100,416
MVC Capital	1,500	20,040
†NGP Capital Resources	5,400	90,450			252,347

		350,520	Other Industrial Products - 2.7%
			Brady Corporation Cl. A	3,000	111,840
Total (Cost $1,286,166)		1,477,400	Quixote Corporation	2,600	51,142
			Smith (A.O.) Corporation	600	22,536
Financial Services – 18.1%
Information and Processing - 3.5%					185,518
SEI Investments	4,000	238,240
			Total (Cost $1,033,111)		1,141,723
Insurance Brokers - 4.1%
Brown & Brown	2,900	81,809	Industrial Services – 5.3%
Gallagher (Arthur J.) & Co.	4,900	144,795	Commercial Services - 2.8%
Hilb Rogal & Hobbs	1,200	50,544	Adesa	2,300	63,825
			Central Parking	600	10,800
		277,148	Kelly Services Cl. A	500	14,470
			†Macquarie Infrastructure Company Trust	2,900	102,892
Investment Management - 10.5%
†ADDENDA Capital	3,100	62,231			191,987
AGF Management Cl. B	1,300	31,214
AllianceBernstein Holding L.P.	3,500	281,400	Transportation and Logistics - 1.9%
Federated Investors Cl. B	3,500	118,230	Alexander & Baldwin	600	26,604
GAMCO Investors Cl. A	1,500	57,690	†General Maritime	2,800	98,532
Nuveen Investments Cl. A	1,500	77,820
T. Rowe Price Group	2,000	87,540			125,136

		716,125	Other Industrial Services - 0.6%
			Landauer	800	41,976
Total (Cost $913,739)		1,231,513
			Total (Cost $327,639)		359,099
Health – 2.2%
Medical Products and Devices - 1.4%			Natural Resources – 12.0%
Applera Corporation- Applied			Energy Services - 1.4%
Biosystems Group	800	29,352	†Energy Transfer Equity L.P.	3,000	94,200
Arrow International	1,800	63,684
			Oil and Gas – 9.7%
		93,036	†Cimarex Energy	2,700	98,550
			†Crosstex Energy	3,300	104,577
Personal Care – 0.8%			†Enterprise GP Holdings L.P.	2,600	96,122
†Regis Corporation	1,400	55,356	†Hiland Holdings GP L.P. [a]	2,500	72,250
			†Magellan Midstream Holdings L.P.	5,300	118,190
Total (Cost $124,097)		148,392	†Valero GP Holdings	2,800	69,496
			†W&T Offshore	3,300	101,376
Industrial Products – 16.7%
Construction Materials - 1.6%					660,561
†Eagle Materials	2,400	103,752
St. Lawrence Cement Group Cl. A	300	7,718	Other Natural Resources - 0.9%
			†Alliance Holdings GP L.P.	3,100	61,256
		111,470
			Total (Cost $731,437)		816,017
Industrial Components - 3.4%
Bel Fuse Cl. A	2,400	72,408	Technology – 10.0%
CLARCOR	1,400	47,334	Aerospace and Defense - 1.7%
Deswell Industries	9,700	110,580	HEICO Corporation Cl. A	3,500	114,030

		230,322	Components and Systems - 5.2%
			Analogic Corporation	700	39,298
Machinery - 2.9%			Nam Tai Electronics	3,400	51,646
Franklin Electric	1,800	92,502	†Palm [a]	7,300	102,857
†Graco	1,700	67,354	Technitrol	3,900	93,171
Nordson Corporation	800	39,864	Tektronix	2,300	67,091

		199,720			354,063

Metal Fabrication and Distribution - 0.9%			IT Services - 0.5%
†Chaparral Steel	1,400	61,978	Syntel	1,200	32,160

Paper and Packaging - 1.5%			Semiconductors and Equipment - 0.8%
†AptarGroup	1,700	100,368	Cognex Corporation	2,400	57,168

Specialty Chemicals and Materials - 3.7%
Balchem Corporation	1,125	28,890

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 81

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2006

Royce Dividend Value Fund (continued)

	SHARES	VALUE		PRINCIPAL
				AMOUNT	VALUE
Technology (continued)			CORPORATE BONDS – 1.5%
Software - 0.6%			Athena Neurosciences Finance 7.25%
Fair Isaac	1,000	$40,650	Senior Note due 2/21/08	$100,000	$102,000

Telecommunications - 1.2%			TOTAL CORPORATE BONDS
†CT Communications	2,100	48,132	(Cost $91,919)		102,000
North Pittsburgh Systems	1,500	36,210
			REPURCHASE AGREEMENT – 6.7%
		84,342	State Street Bank & Trust Company,
			5.10% dated 12/29/06, due 1/2/07,
Total (Cost $571,975)		682,413	maturity value $458,260 (collateralized
			by obligations of various U.S. Government
Utilities – 1.1%			Agencies, valued at $473,719)
ALLETE	600	27,924	(Cost $458,000)		458,000
Aqua America	2,000	45,560

Total (Cost $55,956)		73,484	TOTAL INVESTMENTS – 104.4%
			(Cost $6,154,117)		7,119,258
Miscellaneous [e] – 1.2%
Total (Cost $81,964)		79,060	LIABILITIES LESS CASH
			AND OTHER ASSETS – (4.4)%		(300,270)
TOTAL COMMON STOCKS
(Cost $5,585,148)		6,539,508	NET ASSETS – 100.0%		$6,818,988

PREFERRED STOCKS – 0.3%
Central Parking Finance Trust 5.25% Conv.	1,000	19,750

TOTAL PREFERRED STOCKS
(Cost $19,050)		19,750

a	Non-income producing.

b	At December 31, 2006, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

c	All or a portion of these securities were on loan at December 31, 2006.

d	Securities for which market quotations are no longer readily available represent 0.0%, 0.0%, 0.2% and 0.0% of net assets for Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund and Royce Technology Value Fund, respectively. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.

e	Includes securities first acquired in 2006 and less than 1% of net assets (unaudited).

†	New additions in 2006 (unaudited).

Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2006 market value.

82 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2006

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced
	Fund	Fund	Fund	Stock Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$3,794,443,615	$803,033,278	$2,686,255,654	$3,448,989,709
Affiliated Companies	124,852,302	11,670,030	1,416,607,768	709,539,853
Repurchase agreements (at cost and value)	193,602,000	118,961,000	422,338,000	543,086,000
Cash	35,724	72,381	248,587	269,172
Receivable for investments sold	7,189,177	243,237	5,930,679	3,225,191
Receivable for capital shares sold	8,637,047	2,514,573	110,501,823	6,099,062
Receivable for dividends and interest	4,848,123	825,541	2,610,806	3,489,089
Prepaid expenses and other assets	842,798	16,204	89,395	85,339

Total Assets	4,134,450,786	937,336,244	4,644,582,712	4,714,783,415

LIABILITIES:
Payable for collateral on loaned securities	34,929,057	10,702,237	–	28,769,295
Payable for investments purchased	20,579,787	174,886	–	933,429
Payable for capital shares redeemed	4,489,309	13,723,165	111,630,857	5,678,383
Payable for investment advisory fees	2,594,923	1,008,882	3,759,203	4,416,793
Accrued expenses	981,461	281,990	1,205,788	947,853

Total Liabilities	63,574,537	25,891,160	116,595,848	40,745,753

Net Assets	$4,070,876,249	$911,445,084	$4,527,986,864	$4,674,037,662

ANALYSIS OF NET ASSETS:
Paid–in capital	$3,163,217,241	$693,242,059	$3,119,541,456	$3,498,150,702
Undistributed net investment income (loss)	(5,243,358)	(10,729,995)	(10,050,308)	(42,560,425)
Accumulated net realized gain (loss) on investments
and foreign currency	59,172,791	24,332,057	75,633,441	66,961,812
Net unrealized appreciation (depreciation) on
investments and foreign currency	853,729,575	204,600,963	1,342,862,275	1,151,485,573

Net Assets	$4,070,876,249	$911,445,084	$4,527,986,864	$4,674,037,662

Investment Class	$2,867,561,767	$682,513,013	$3,628,842,112
Service Class	$40,049,012	$7,521,360	$193,860,476	$4,065,946,162
Consultant Class	$1,163,265,470	$221,410,711	$50,862,266
Institutional Class			$355,293,280	$608,091,500
W Class			$299,128,730

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	247,737,526	39,346,339	205,432,564
Service Class	3,472,510	435,438	11,037,185	241,570,522
Consultant Class	106,778,777	13,660,656	2,998,981
Institutional Class			20,059,888	36,142,268
W Class			16,930,750

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$11.57	$17.35	$17.66
Service Class (1)	$11.53	$17.27	$17.56	$16.83
Consultant Class (1)	$10.89	$16.21	$16.96
Institutional Class (2)			$17.71	$16.82
W Class (2)			$17.67

* Investments at identified cost	$3,065,563,228	$610,101,644	$2,759,995,663	$3,007,038,671

Market value of loaned securities	$32,876,200	$9,943,344	$–	$27,829,937

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 83

STATEMENTS OF ASSETS AND LIABILITIES

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$5,584,514,434	$91,112,917	$2,271,733,761	$517,466,716
Affiliated Companies	152,784,453	–	106,324,421	91,006,231
Repurchase agreements (at cost and value)	275,375,000	7,413,000	169,981,000	23,276,000
Cash	36,466	219	2,055	2,301
Receivable for investments sold	32,351,880	1,230,788	8,125,546	116,977
Receivable for capital shares sold	9,553,386	484,917	8,364,967	1,745,551
Receivable for dividends and interest	13,159,930	69,939	860,261	461,594
Prepaid expenses and other assets	115,635	1,404	41,904	12,526

Total Assets	6,067,891,184	100,313,184	2,565,433,915	634,087,896

LIABILITIES:
Payable for collateral on loaned securities	20,814,858	–	189,223,271	26,278,192
Payable for investments purchased	29,923,362	903,820	13,103,315	1,164,719
Payable for capital shares redeemed	7,733,713	56,620	4,860,599	1,456,808
Payable for investment advisory fees	4,809,609	82,540	1,968,228	520,892
Accrued expenses	1,569,827	42,168	503,651	148,052

Total Liabilities	64,851,369	1,085,148	209,659,064	29,568,663

Net Assets	$6,003,039,815	$99,228,036	$2,355,774,851	$604,519,233

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,357,694,285	$80,166,294	$1,944,378,777	$418,381,765
Undistributed net investment income (loss)	21,095,819	126,000	–	–
Accumulated net realized gain (loss) on investments
and foreign currency	96,346,055	1,695,977	51,171,166	8,813,443
Net unrealized appreciation (depreciation) on
investments and foreign currency	1,527,903,656	17,239,765	360,224,908	177,324,025

Net Assets	$6,003,039,815	$99,228,036	$2,355,774,851	$604,519,233

Investment Class	$4,438,963,679		$1,811,073,105	$438,426,635
Service Class	$371,755,098	$95,348,771	$291,911,156	$1,200,235
Consultant Class	$689,310,528	$3,879,265	$4,080,221	$17,231,358
Institutional Class	$282,294,847		$248,710,369	$147,661,005
W Class	$220,715,663

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	322,888,940		138,845,866	22,234,709
Service Class	27,316,015	6,769,212	22,764,928	60,830
Consultant Class	50,220,870	310,964	316,368	886,686
Institutional Class	20,493,357		18,969,537	7,504,566
W Class	16,037,020

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$13.75		$13.04	$19.72
Service Class (1)	$13.61	$14.09	$12.82	$19.73
Consultant Class (1)	$13.73	$12.47	$12.90	$19.43
Institutional Class (2)	$13.77		$13.11	$19.68
W Class (2)	$13.76

* Investments at identified cost	$4,209,352,445	$73,873,152	$2,017,832,681	$431,148,922

Market value of loaned securities	$19,888,090	$–	$182,991,627	$27,269,519

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

84 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology Value	100
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value*
Non-Affiliates	$425,426,329	$1,272,024,177	$17,834,962	$33,600,812
Affiliated Companies	–	75,198,175	–	–
Repurchase agreements (at cost and value)	45,726,000	170,578,000	2,831,000	1,156,000
Cash	23,576	60,050	46	621
Receivable for investments sold	701,203	1,075,014	884,501	–
Receivable for capital shares sold	2,538,251	43,100,827	4,000	73,986
Receivable for dividends and interest	769,296	538,284	2,003	41,760
Prepaid expenses and other assets	5,933	13,207	516	486

Total Assets	475,190,588	1,562,587,734	21,557,028	34,873,665

LIABILITIES:
Payable for investments purchased	3,223,489	764,524	339,159	–
Payable for capital shares redeemed	736,262	2,661,880	131,269	123,599
Payable for investment advisory fees	391,457	1,246,507	26,257	34,322
Accrued expenses	134,364	348,268	19,663	25,205

Total Liabilities	4,485,572	5,021,179	516,348	183,126

Net Assets	$470,705,016	$1,557,566,555	$21,040,680	$34,690,539

ANALYSIS OF NET ASSETS:
Paid-in capital	$423,903,368	$1,404,870,220	$21,586,091	$29,613,882
Undistributed net investment income (loss)	(791,534)	(4,182,413)	–	–
Accumulated net realized gain (loss) on investments
and foreign currency	3,989,278	14,122,478	(1,791,889)	146,122
Net unrealized appreciation (depreciation) on
investments and foreign currency	43,603,904	142,756,270	1,246,478	4,930,535

Net Assets	$470,705,016	$1,557,566,555	$21,040,680	$34,690,539

Service Class	$452,383,026	$1,513,625,572	$21,040,680	$34,690,539
Consultant Class	$4,423,687	$12,956,466
Institutional Class	$13,898,303	$30,984,517

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Service Class	40,892,181	107,402,921	3,283,642	4,170,581
Consultant Class	402,922	927,316
Institutional Class	1,259,029	2,200,361

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Service Class (1)	$11.06	$14.09	$6.41	$8.32
Consultant Class (1)	$10.98	$13.97
Institutional Class (2)	$11.04	$14.08

* Investments at identified cost	$381,822,065	$1,204,464,744	$16,588,484	$28,670,253

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Technology Value Fund within six months of purchase).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 85

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2006

	Royce	Royce	Royce
	Discovery	Financial	Dividend
	Fund	Services Fund	Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$4,363,929	$3,603,131	$6,661,258
Repurchase agreements (at cost and value)	60,000	506,000	458,000
Cash	572	211	1,903
Receivable for capital shares sold	150	19,915	40,453
Receivable for dividends and interest	6,303	10,587	18,773
Prepaid expenses and other assets	76	46	84

Total Assets	4,431,030	4,139,890	7,180,471

LIABILITIES:
Payable for investments purchased	–	44,032	256,528
Payable for capital shares redeemed	3,123	854	83,775
Payable for investment advisory fees	–	–	5,654
Accrued expenses	22,656	14,892	15,526

Total Liabilities	25,779	59,778	361,483

Net Assets	$4,405,251	$4,080,112	$6,818,988

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,710,436	$3,373,953	$5,798,759
Undistributed net investment income (loss)	–	9,886	29,333
Accumulated net realized gain (loss) on investments
and foreign currency	7,644	(759)	25,761
Net unrealized appreciation (depreciation) on
investments and foreign currency	687,171	697,032	965,135

Net Assets	$4,405,251	$4,080,112	$6,818,988

Service Class	$4,405,251	$4,080,112	$6,818,988

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Service Class	641,051	553,874	985,407

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Service Class (1)	$6.87	$7.37	$6.92

* Investments at identified cost	$3,676,758	$2,906,096	$5,696,117

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

86 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,124,579	$3,144,259	$(4,661,873)	$(6,140,718)	$7,605,840	$(3,153,278)
Net realized gain (loss) on investments
and foreign currency	303,312,402	150,112,319	121,801,397	61,247,024	209,556,231	248,774,858
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	152,260,760	130,237,578	39,530,655	11,382,694	139,544,353	336,858,161

Net increase (decrease) in net assets from
investment operations	458,697,741	283,494,156	156,670,179	66,489,000	356,706,424	582,479,741

DISTRIBUTIONS:
Net investment income
Investment Class	(8,666,310)	–	(10,229,702)	(3,644,141)	(15,065,087)	–
Service Class	(112,018)	–	(96,125)	(9,699)	(445,228)	–
Consultant Class	–	–	(1,474,554)	–	–	–
Institutional Class				–	(1,219,250)	–
W Class					(1,248,982)	–
Net realized gain on investments and
foreign currency
Investment Class	(178,399,126)	(101,191,207)	(64,622,164)	(42,369,785)	(129,214,858)	(158,292,938)
Service Class	(2,503,926)	(5,793)	(666,510)	(112,512)	(6,749,418)	(6,405,567)
Consultant Class	(76,941,898)	(52,546,533)	(22,098,628)	(15,536,920)	(1,829,813)	(2,253,904)
Institutional Class				(7)	(8,529,310)	(10,725,444)
W Class					(10,289,309)	(13,481,834)

Total distributions	(266,623,278)	(153,743,533)	(99,187,683)	(61,673,064)	(174,591,255)	(191,159,687)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,201,978,144	674,031,486	211,152,681	99,095,529	820,732,534	828,195,664
Service Class	41,460,068	100,000	5,988,190	1,807,675	113,247,042	82,517,068
Consultant Class	281,344,214	205,275,464	46,980,025	24,362,267	11,613,727	19,931,341
Institutional Class				14,215	202,179,749	151,710,267
W Class					34,834,895	251,186,735
Distributions reinvested
Investment Class	150,746,233	80,321,164	69,445,926	42,993,198	134,752,804	148,122,507
Service Class	2,615,479	5,791	762,629	122,207	7,158,489	6,403,068
Consultant Class	75,115,893	51,381,431	22,843,982	15,247,153	1,774,993	2,201,530
Institutional Class				3	8,425,863	9,226,187
W Class					10,770,134	13,011,280
Value of shares redeemed
Investment Class	(487,118,810)	(224,438,592)	(139,673,360)	(121,393,490)	(860,640,681)	(881,872,336)
Service Class	(4,265,946)	–	(2,131,444)	(353,656)	(68,352,065)	(34,962,597)
Consultant Class	(152,133,742)	(144,382,083)	(35,222,706)	(36,697,489)	(11,805,167)	(5,698,801)
Institutional Class				(6,530,892)	(100,573,649)	(52,663,809)
W Class					(42,801,516)	(21,105,250)
Shareholder redemption fees
Investment Class	224,400	187,532	103,835	33,028	231,832	365,331
Service Class	–	–	28	–	10,651	33
Consultant Class	90,736	64,856	36,783	11,203	7,778	7,005

Net increase (decrease) in net assets from
capital share transactions	1,110,056,669	642,547,049	180,286,569	18,710,951	261,567,413	516,575,223

NET INCREASE (DECREASE) IN NET ASSETS	1,302,131,132	772,297,672	237,769,065	23,526,887	443,682,582	907,895,277
NET ASSETS:
Beginning of year	2,768,745,117	1,996,447,445	673,676,019	650,149,132	4,084,304,282	3,176,409,005

End of year	$4,070,876,249	$2,768,745,117	$911,445,084	$673,676,019	$4,527,986,864	$4,084,304,282

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(5,243,358)	$(2,113,623)	$(10,729,995)	$(12,429,733)	$(10,050,308)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 87

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(14,978,296)	$(27,742,400)	$70,275,480	$52,238,843	$6,096	$(263,967)
Net realized gain (loss) on investments
and foreign currency	409,065,375	421,771,246	299,391,274	209,387,531	8,653,636	5,689,058
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	343,628,581	(68,717,421)	402,615,402	152,056,398	6,296,476	(477,577)

Net increase (decrease) in net assets from
investment operations	737,715,660	325,311,425	772,282,156	413,682,772	14,956,208	4,947,514

DISTRIBUTIONS:
Net investment income
Investment Class		–	(50,946,082)	(40,259,181)
Service Class	(27,697,370)		(2,911,841)	(2,289,738)	–	–
Consultant Class			(1,232,171)	–	–	–
Institutional Class	(5,987,487)		(3,385,821)	(2,084,191)
W Class			(2,260,151)	(952,167)
Net realized gain on investments and
foreign currency
Investment Class			(160,106,616)	(176,963,499)
Service Class	(338,749,938)	(305,854,481)	(13,670,906)	(13,410,154)	(7,364,369)	(6,964,023)
Consultant Class			(25,184,238)	(25,200,349)	(324,141)	(308,443)
Institutional Class	(50,267,288)		(10,453,373)	(8,980,124)
W Class			(7,939,323)	(5,783,004)

Total distributions	(422,702,083)	(305,854,481)	(278,090,522)	(275,922,407)	(7,688,510)	(7,272,466)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class			952,576,801	1,216,586,826
Service Class	864,208,173	558,392,530	107,821,971	108,222,982	23,980,305	2,165,743
Consultant Class			110,054,247	147,753,284	1,303,591	525,300
Institutional Class	628,550,572		99,662,465	125,022,911
W Class			70,724,392	138,052,907
Distributions reinvested
Investment Class			188,482,885	196,825,807
Service Class	349,790,587	291,670,828	16,542,059	15,533,130	7,272,453	6,963,048
Consultant Class			25,520,731	24,593,884	324,136	308,436
Institutional Class	56,254,770		12,531,728	9,552,526
W Class			10,172,186	6,726,781
Value of shares redeemed
Investment Class			(1,333,998,368)	(999,453,592)
Service Class	(1,399,264,508)	(1,729,725,311)	(97,087,209)	(77,693,480)	(1,861,142)	(923,875)
Consultant Class			(108,124,753)	(82,928,272)	(481,349)	(79,350)
Institutional Class	(49,968,076)		(66,055,779)	(48,969,816)
W Class			(19,442,976)	(4,855,752)
Shareholder redemption fees
Investment Class			281,770	382,001
Service Class	63,474	176,769	2,302	1,558	10,766	791
Consultant Class			47,746	37,418	–	565

Net increase (decrease) in net assets from
capital share transactions	449,634,992	(879,485,184)	(30,287,802)	775,391,103	30,548,760	8,960,658

NET INCREASE (DECREASE) IN NET ASSETS	764,648,569	(860,028,240)	463,903,832	913,151,468	37,816,458	6,635,706
NET ASSETS:
Beginning of year	3,909,389,093	4,769,417,333	5,539,135,983	4,625,984,515	61,411,578	54,775,872

End of year	$4,674,037,662	$3,909,389,093	$6,003,039,815	$5,539,135,983	$99,228,036	$61,411,578

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(42,560,425)	$(21,030,806)	$21,095,819	$7,539,623	$126,000	$9,624

88 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,220,309)	$(7,378,973)	$3,115,682	$8,221,294	$(495,071)	$(206,439)
Net realized gain (loss) on investments
and foreign currency	261,639,817	276,860,136	55,154,379	21,288,754	11,739,937	3,119,665
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	89,982,937	(193,942,075)	24,727,892	(47,500,820)	29,329,469	10,074,200

Net increase (decrease) in net assets from
investment operations	350,402,445	75,539,088	82,997,953	(17,990,772)	40,574,335	12,987,426

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(2,386,267)	(6,151,658)
Service Class	–	–	–	(63,415)	(623,703)	–
Consultant Class	–		–	–	(32)
Institutional Class	–	–	(896,270)	(1,961,353)	(30,221)
Net realized gain on investments and
foreign currency
Investment Class	(194,770,107)	(183,049,355)	(32,306,607)	(14,308,925)
Service Class	(30,716,981)	(20,430,881)	(85,015)	(199,723)	(8,484,332)	(1,745,663)
Consultant Class	(394,568)		(1,237,544)	(468,864)	(70,102)
Institutional Class	(25,785,180)	(24,295,372)	(10,546,577)	(4,122,444)	(172,358)

Total distributions	(251,666,836)	(227,775,608)	(47,458,280)	(27,276,382)	(9,380,748)	(1,745,663)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	460,025,902	258,294,271	64,568,458	56,742,894
Service Class	139,187,127	58,926,943	692,879	2,213,938	404,126,231	77,294,358
Consultant Class	3,956,233		2,503,244	3,598,685	4,370,437
Institutional Class	102,325,325	60,879,159	16,280,694	33,402,627	17,276,975
Distributions reinvested
Investment Class	179,955,705	164,841,507	31,333,578	18,457,645
Service Class	30,704,030	20,424,295	85,012	263,137	8,494,055	1,605,052
Consultant Class	380,214		1,123,035	449,840	63,290
Institutional Class	18,291,310	21,302,016	11,362,155	5,777,694	202,578
Value of shares redeemed
Investment Class	(405,219,952)	(489,952,364)	(207,850,482)	(371,555,145)
Service Class	(49,497,180)	(125,795,338)	(7,702,979)	(7,257,801)	(104,921,709)	(15,447,214)
Consultant Class	(81,792)		(4,692,537)	(5,864,900)	(177,677)
Institutional Class	(80,836,542)	(59,530,198)	(42,023,743)	(40,094,304)	(3,868,360)
Shareholder redemption fees
Investment Class	187,962	87,243	21,297	34,818
Service Class	57	–	11	–	493,259	43,953
Consultant Class	389		874	758	1,568

Net increase (decrease) in net assets from
capital share transactions	399,378,788	(90,522,466)	(134,298,504)	(303,830,114)	326,060,647	63,496,149

NET INCREASE (DECREASE) IN NET ASSETS	498,114,397	(242,758,986)	(98,758,831)	(349,097,268)	357,254,234	74,737,912
NET ASSETS:
Beginning of year	1,857,660,454	2,100,419,440	703,278,064	1,052,375,332	113,450,782	38,712,870

End of year	$2,355,774,851	$1,857,660,454	$604,519,233	$703,278,064	$470,705,016	$113,450,782

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$–	$(66,269)	$–	$123,948	$(791,534)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 89

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,686,908)	$(1,264,380)	$(337,926)	$(478,309)	$(70,015)	$(57,668)
Net realized gain (loss) on investments
and foreign currency	37,892,327	11,874,684	(1,614,602)	2,427,056	869,488	928,409
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	98,110,022	18,173,944	3,882,984	(3,186,374)	2,700,547	1,025,968

Net increase (decrease) in net assets from
investment operations	132,315,441	28,784,248	1,930,456	(1,237,627)	3,500,020	1,896,709

DISTRIBUTIONS:
Net investment income
Service Class	(283,348)	–	–	–	–	–
Consultant Class	–
Institutional Class	(33,910)
Net realized gain on investments and
foreign currency
Service Class	(26,099,551)	(7,923,027)	(856,506)	(2,043,594)	(947,591)	(716,540)
Consultant Class	(184,441)
Institutional Class	(439,195)

Total distributions	(27,040,445)	(7,923,027)	(856,506)	(2,043,594)	(947,591)	(716,540)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	1,277,843,910	184,406,441	4,527,651	7,657,025	21,292,793	7,520,476
Consultant Class	12,484,500
Institutional Class	29,484,364
Distributions reinvested
Service Class	23,874,768	7,118,225	807,659	1,923,136	718,406	649,483
Consultant Class	182,432
Institutional Class	311,013
Value of shares redeemed
Service Class	(185,960,483)	(130,815,363)	(13,093,590)	(16,221,916)	(6,788,579)	(1,208,388)
Consultant Class	(150,809)
Institutional Class	(338,210)
Shareholder redemption fees
Service Class	702,898	305,002	20,112	26,255	23,341	2,084
Consultant Class	1,050

Net increase (decrease) in net assets from
capital share transactions	1,158,435,433	61,014,305	(7,738,168)	(6,615,500)	15,245,961	6,963,655

NET INCREASE (DECREASE) IN NET ASSETS	1,263,710,429	81,875,526	(6,664,218)	(9,896,721)	17,798,390	8,143,824
NET ASSETS:
Beginning of year	293,856,126	211,980,600	27,704,898	37,601,619	16,892,149	8,748,325

End of year	$1,557,566,555	$293,856,126	$21,040,680	$27,704,898	$34,690,539	$16,892,149

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(4,182,413)	$(1,058,717)	$–	$–	$–	$–

90 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Financial
	Royce Discovery Fund		Services Fund		Royce Dividend Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(14,538)	$(12,591)	$37,952	$14,761	$79,821	$35,951
Net realized gain (loss) on investments
and foreign currency	318,086	314,527	149,221	48,843	155,139	20,482
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	329,738	(57,010)	427,306	119,606	584,947	215,451

Net increase (decrease) in net assets from
investment operations	633,286	244,926	614,479	183,210	819,907	271,884

DISTRIBUTIONS:
Net investment income
Service Class	–	–	(33,389)	(9,598)	(59,629)	(27,951)
Net realized gain on investments and
foreign currency
Service Class	(311,358)	(291,262)	(183,157)	(15,634)	(130,535)	(18,785)

Total distributions	(311,358)	(291,262)	(216,546)	(25,232)	(190,164)	(46,736)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Service Class	645,725	976,323	1,886,164	257,677	3,384,265	1,872,430
Distributions reinvested
Service Class	292,266	276,804	210,242	25,145	187,204	46,328
Value of shares redeemed
Service Class	(466,763)	(814,335)	(175,377)	(98,459)	(979,504)	(198,104)
Shareholder redemption fees
Service Class	489	2,027	590	383	970	89

Net increase (decrease) in net assets from
capital share transactions	471,717	440,819	1,921,619	184,746	2,592,935	1,720,743

NET INCREASE (DECREASE) IN NET ASSETS	793,645	394,483	2,319,552	342,724	3,222,678	1,945,891
NET ASSETS:
Beginning of year	3,611,606	3,217,123	1,760,560	1,417,836	3,596,310	1,650,419

End of year	$4,405,251	$3,611,606	$4,080,112	$1,760,560	$6,818,988	$3,596,310

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$–	$–	$9,886	$5,191	$29,333	$7,947

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 91

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2006

	Pennsylvania	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$34,657,657	$3,379,286	$17,832,415	$19,060,512	$104,309,400	$665,507	$14,252,996	$6,718,825
Affiliated Companies	824,639	–	13,638,453	3,577,358	5,177,212	–	117,222	2,289,716
Interest	8,554,677	5,767,224	26,262,075	25,178,577	30,277,891	374,915	7,680,567	1,268,930
Securities lending	231,832	265,675	3,866	591,910	1,066,283	–	1,022,493	224

Total income	44,268,805	9,412,185	57,736,809	48,408,357	140,830,786	1,040,422	23,073,278	10,277,695

Expenses:
Investment advisory fees	26,546,240	10,879,995	43,777,196	48,979,683	55,773,242	758,608	21,531,022	6,289,164
Distribution fees	10,575,348	2,090,272	978,167	10,254,711	7,425,050	210,888	598,085	179,326
Shareholder servicing	2,053,023	527,933	3,385,780	3,756,360	4,664,499	55,726	1,404,316	345,719
Shareholder reports	1,123,441	298,419	1,124,403	1,234,532	1,474,823	27,491	357,372	98,335
Custody	471,958	157,993	450,651	428,543	729,002	60,293	372,389	126,338
Administrative and office facilities	249,515	61,525	347,951	337,801	459,386	5,385	164,334	54,351
Registration	138,592	59,911	113,171	42,840	157,017	29,640	63,087	33,966
Trustees’ fees	85,043	20,574	115,054	108,547	148,714	1,804	53,459	15,992
Audit	41,794	25,592	42,300	42,246	52,851	12,193	41,290	27,548
Legal	36,884	9,078	51,321	49,752	67,690	2,325	24,216	7,975
Other expenses	104,908	31,521	145,930	168,834	208,765	6,498	82,636	37,861

Total expenses	41,426,746	14,162,813	50,531,924	65,403,849	71,161,039	1,170,851	24,692,206	7,216,575
Compensating balance credits	(281,006)	(76,087)	(240,277)	(233,109)	(429,302)	(7,851)	(129,355)	(40,170)
Fees waived by investment adviser and distributor	–	–	–	(1,784,087)	–	(109,143)	–	–
Expenses reimbursed by investment adviser –
Service Class	(1,514)	(12,668)	(160,678)	–	(176,431)	–	(251,259)	(14,392)
Consultant Class	–	–	–		–	(19,531)	(18,005)	–
Institutional Class			–	–	–		–	–

Net expenses	41,144,226	14,074,058	50,130,969	63,386,653	70,555,306	1,034,326	24,293,587	7,162,013

Net investment income (loss)	3,124,579	(4,661,873)	7,605,840	(14,978,296)	70,275,480	6,096	(1,220,309)	3,115,682

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	301,751,011	117,338,918	200,691,843	412,487,279	299,317,552	8,653,636	263,333,977	54,763,335
Affiliated Companies	1,561,391	4,462,479	8,864,388	(3,421,904)	73,722	–	(1,694,160)	391,044
Net change in unrealized appreciation (depreciation) on investments and foreign currency	152,260,760	39,530,655	139,544,353	343,628,581	402,615,402	6,296,476	89,982,937	24,727,892

Net realized and unrealized gain (loss) on investments and foreign currency	455,573,162	161,332,052	349,100,584	752,693,956	702,006,676	14,950,112	351,622,754	79,882,271

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$458,697,741	$156,670,179	$356,706,424	$737,715,660	$772,282,156	$14,956,208	$350,402,445	$82,997,953

92 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2006

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology	100	Discovery	Financial	Dividend Value
	Fund	Fund	Value Fund	Fund	Fund	Services Fund	Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$2,397,086	$2,650,114	$18,080	$234,265	$28,390	$57,254	$113,773
Interest	1,460,558	4,001,731	141,117	94,670	16,054	19,900	35,086

Total Income	3,857,644	6,651,845	159,197	328,935	44,444	77,154	148,859

Expenses:
Investment advisory fees	3,323,186	8,179,072	374,717	271,594	39,585	26,310	46,334
Distribution fees	829,383	2,051,238	62,453	67,899	9,896	6,578	11,584
Shareholder servicing	285,959	682,520	29,919	43,932	40,547	10,289	10,459
Shareholder reports	115,892	311,737	9,111	8,986	3,020	2,155	3,522
Custody	88,442	137,121	32,095	37,780	31,016	28,374	28,180
Administrative and office facilities	17,702	40,702	2,227	1,694	302	164	314
Registration	67,380	110,374	16,246	23,929	11,644	11,461	13,500
Trustees’ fees	7,171	16,117	679	619	98	57	108
Audit	25,239	35,397	8,105	8,105	8,097	8,096	8,097
Legal	2,640	6,067	326	251	45	24	46
Other expenses	9,761	18,615	5,227	4,446	4,067	4,073	4,449

Total expenses	4,772,755	11,588,960	541,105	469,235	148,317	97,581	126,593
Compensating balance credits	(25,165)	(70,560)	(3,801)	(2,386)	(565)	(343)	(449)
Fees waived by investment adviser and distributor	(367,735)	(1,159,884)	(40,181)	(67,899)	(49,481)	(32,888)	(57,106)
Expenses reimbursed by investment adviser –
Service Class	–	–	–	–	(39,289)	(25,148)	–
Consultant Class	(18,898)	(12,115)
Institutional Class	(8,242)	(7,648)

Net expenses	4,352,715	10,338,753	497,123	398,950	58,982	39,202	69,038

Net investment income (loss)	(495,071)	(3,686,908)	(337,926)	(70,015)	(14,538)	37,952	79,821

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	11,739,937	37,589,982	(1,614,602)	869,488	318,086	149,221	155,139
Affiliated Companies	–	302,345	–	–	–	–	–
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	29,329,469	98,110,022	3,882,984	2,700,547	329,738	427,306	584,947

Net realized and unrealized gain (loss) on investments
and foreign currency	41,069,406	136,002,349	2,268,382	3,570,035	647,824	576,527	740,086

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$40,574,335	$132,315,441	$1,930,456	$3,500,020	$633,286	$614,479	$819,907

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 93

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS

2006	$10.78	$0.04	$1.56	$1.60	$(0.04)	$(0.77)	$(0.81)	$–	$11.57	14.78%		$2,867,562	0.88%	0.87%	0.87%	0.39%	38%
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50%		1,864,481	0.90%	0.90%	0.90%	0.49%	26%
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23%		1,243,059	0.89%	0.89%	0.89%	(0.20)%	32%
2003	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.29%		839,604	0.93%	0.93%	0.93%	(0.17)%	30%
2002	7.39	(0.01)	(0.67)	(0.68)	–	(0.12)	(0.12)	–	6.59	(9.22)%		462,152	0.94%	0.94%	0.94%	(0.13)%	33%
PENNSYLVANIA MUTUAL FUND – SERVICE CLASS (a)

2006	$10.77	$(0.04)	$1.61	$1.57	$(0.04)	$(0.77)	$(0.81)	$–	$11.53	14.49%		$40,049	1.16%	1.16%	1.14%	0.30%	38%
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	%**	104	26.06%*	26.06%*	1.14%*	1.32%*	26%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS

2006	$10.25	$(0.07)	$1.48	$1.41	$–	$(0.77)	$(0.77)	$–	$10.89	13.71%		$1,163,265	1.87%	1.86%	1.86%	(0.61)%	38%
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32%		904,160	1.89%	1.89%	1.88%	(0.52)%	26%
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14%		753,388	1.89%	1.89%	1.89%	(1.20)%	32%
2003	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.69%		484,439	1.94%	1.94%	1.94%	(1.19)%	30%
2002	7.36	(0.08)	(0.66)	(0.74)	–	(0.12)	(0.12)	–	6.50	(10.07)%		266,061	1.97%	1.97%	1.97%	(1.16)%	33%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS

2006	$15.90	$(0.06)	$3.58	$3.52	$(0.28)	$(1.79)	$(2.07)	$–	$17.35	22.31%		$682,531	1.44%	1.43%	1.43%	(0.31)%	42%
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50%		497,917	1.49%	1.49%	1.48%	(0.72)%	31%
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78%		473,248	1.56%	1.56%	1.47%	(0.94)%	44%
2003	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.62%		431,808	1.67%	1.67%	1.48%	(1.09)%	44%
2002	11.85	(0.12)	(1.48)	(1.60)	–	(0.10)	(0.10)	0.01	10.16	(13.43)%		262,981	1.73%	1.73%	1.49%	(1.05)%	31%
ROYCE MICRO-CAP FUND – SERVICE CLASS (b)

2006	$15.85	$(0.18)	$3.65	$3.47	$(0.26)	$(1.79)	$(2.05)	$–	$17.27	22.02%		$7,521	1.93%	1.93%	1.66%	(0.50)%	42%
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39%		2,742	2.75%	2.75%	1.49%	(0.72)%	31%
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73%		1,152	3.07%	3.07%	1.49%	(1.06)%	44%
2003	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.42%		202	17.16%	17.16%	1.49%	(1.11)%	44%
2002	10.27	(0.04)	0.03	(0.01)	–	(0.10)	(0.10)	–	10.16	(0.11	)%**	7	17.46%*	17.46%*	1.49%*	(1.20)%*	31%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS

2006	$14.98	$(0.21)	$3.35	$3.14	$(0.12)	$(1.79)	$(1.91)	$–	$16.21	21.10%		$221,411	2.44%	2.42%	2.42%	(1.30)%	42%
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37%		173,017	2.49%	2.49%	2.49%	(1.72)%	31%
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62%		169,813	2.56%	2.56%	2.47%	(1.94)%	44%
2003	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.01%		144,451	2.74%	2.74%	2.49%	(2.10)%	44%
2002	11.68	(0.22)	(1.45)	(1.67)	–	(0.10)	(0.10)	–	9.91	(14.31)%		68,963	2.78%	2.78%	2.49%	(2.06)%	31%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Class commenced operations on August 20, 2002.
*	Annualized.
**	Not annualized.
94 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE PREMIER FUND – INVESTMENT CLASS

2006	$16.86	$0.03	$1.47	$1.50	$(0.07)	$(0.63)	$(0.70)	$–	$17.66	8.81%	$3,628,842	1.10%	1.09%	1.09%	0.18%	13%
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07%	3,382,086	1.13%	1.13%	1.13%	(0.09)	20%
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82%	2,975,348	1.14%	1.14%	1.14%	(0.43)%	24%
2003	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.74%	1,713,001	1.16%	1.16%	1.16%	(0.29)%	26%
2002	10.54	(0.04)	(0.77)	(0.81)	–	(0.34)	(0.34)	–	9.39	(7.75)%	848,341	1.17%	1.17%	1.17%	(0.40)%	33%
ROYCE PREMIER FUND – SERVICE CLASS (a)

2006	$16.77	$(0.00)	$1.46	$1.46	$(0.04)	$(0.63)	$(0.67)	$–	$17.56	8.61%	$193,860	1.38%	1.38%	1.29%	(0.01)%	13%
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86%	135,927	1.37%	1.37%	1.29%	(0.24)%	20%
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52%	69,759	1.39%	1.39%	1.29%	(0.57)%	24%
2003	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.63%	32,307	1.42%	1.42%	1.29%	(0.33)%	26%
2002	9.48	(0.02)	0.27	0.25	–	(0.34)	(0.34)	–	9.39	2.56%**	7,826	4.69%*	4.69%*	1.29%*	(0.62)%*	33%
ROYCE PREMIER FUND – CONSULTANT CLASS (b)

2006	$16.31	$(0.14)	$1.42	$1.28	$–	$(0.63)	$(0.63)	$–	$16.96	7.74%	$50,862	2.12%	2.11%	2.11%	(0.83)%	13%
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88%	47,310	2.17%	2.17%	2.17%	(1.12)%	20%
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27%	26,805	2.35%	2.35%	2.35%	(1.59)%	24%
2003	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.88%**	5,401	4.25%*	4.25%*	2.49%*	(1.22)%*	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS (c)

2006	$16.91	$0.05	$1.47	$1.52	$(0.09)	$(0.63)	$(0.72)	$–	$17.71	8.88%	$355,293	1.01%	1.00%	1.00%	0.27%	13%
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17%	235,886	1.02%	1.02%	1.02%	0.04%	20%
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96%	104,497	1.06%	1.06%	1.04%	(0.30)%	24%
2003	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.84%	24,106	1.14%	1.14%	1.04%	(0.03)%	26%
2002	9.64	(0.01)	0.10	0.09	–	(0.34)	(0.34)	–	9.39	0.86%**	4,490	1.58%*	1.58%*	1.04%*	(0.28)%*	33%
ROYCE PREMIER FUND – W CLASS (d)

2006	$16.87	$0.04	$1.46	$1.50	$(0.07)	$(0.63)	$(0.70)	$–	$17.67	8.82%	$299,129	1.08%	1.07%	1.07%	0.20%	13%
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25%**	283,095	1.04%*	1.04%*	1.04%*	0.06%*	20%
ROYCE LOW-PRICED STOCK FUND – SERVICE CLASS

2006	$15.53	$(0.05)	$3.00	$2.95	$(0.12)	$(1.53)	$(1.65)	$–	$16.83	18.97%	$4,065,946	1.51%	1.51%	1.46%	(0.37)%	27%
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66%	3,909,389	1.54%	1.54%	1.49%	(0.68)%	21%
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64%	4,769,417	1.71%	1.71%	1.49%	(1.00)%	26%
2003	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.02%	3,046,100	1.94%	1.94%	1.49%	(0.70)%	42%
2002	11.67	(0.08)	(1.83)	(1.91)	–	(0.02)	(0.02)	0.01	9.75	(16.28)%	1,787,172	1.97%	1.97%	1.49%	(0.74)%	29%
ROYCE LOW-PRICED STOCK FUND – INSTITUTIONAL CLASS (e)

2006	$15.84	$(0.18)	$2.87	$2.69	$(0.18)	$(1.53)	$(1.71)	$–	$16.82	16.94%**	$608,092	1.20%*	1.19%*	1.19%*	0.02%*	27%

(a)	The Class commenced operations on September 3, 2002.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on September 17, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	The Class commenced operations on January 3, 2006.
*	Annualized.
**	Not annualized.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 95

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS

2006	$12.60	$0.18	$1.64	$1.82	$(0.15)	$(0.52)	$(0.67)	$–	$13.75	14.54%		$4,438,964	1.09%	1.09%	1.09%	1.31%	25%
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23%		4,258,135	1.12%	1.12%	1.12%	1.13%	24%
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52%		3,738,851	1.15%	1.15%	1.15%	1.08%	22%
2003	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	29.99%		2,289,013	1.18%	1.18%	1.18%	1.27%	20%
2002	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	–	8.37	(1.60)%		986,455	1.20%	1.20%	1.20%	1.01%	22%
ROYCE TOTAL RETURN FUND – SERVICE CLASS (a)

2006	$12.46	$0.15	$1.63	$1.78	$(0.11)	$(0.52)	$(0.63)	$–	$13.61	14.32%		$371,755	1.34%	1.34%	1.29%	1.12%	25%
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07%		315,602	1.36%	1.36%	1.29%	0.98%	24%
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38%		261,212	1.38%	1.38%	1.29%	0.95%	22%
2003	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.71%		131,813	1.45%	1.45%	1.28%	1.28%	20%
2002	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	–	8.28	(2.65	)%**	12,302	1.54%*	1.54%*	1.28%*	0.97%*	22%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS

2006	$12.58	$0.05	$1.64	$1.69	$(0.02)	$(0.52)	$(0.54)	$–	$13.73	13.45%		$689,311	2.07%	2.06%	2.06%	0.34%	25%
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18%		606,618	2.10%	2.10%	2.10%	0.17%	24%
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35%		501,635	2.13%	2.13%	2.13%	0.10%	22%
2003	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.61%		309,136	2.19%	2.19%	2.19%	0.26%	20%
2002	8.64	–	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	–	8.37	(2.74)%		120,737	2.25%	2.25%	2.20%	0.15%	22%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS (b)

2006	$12.63	$0.19	$1.65	$1.84	$(0.18)	$(0.52)	$(0.70)	$–	$13.77	14.62%		$282,295	1.00%	0.99%	0.99%	1.42%	25%
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31%		214,275	1.00%	1.00%	1.00%	1.30%	24%
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78%		124,286	1.04%	1.04%	1.04%	1.20%	22%
2003	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.16	%**	67,912	1.07%*	1.07%*	1.04%*	1.54%*	20%
ROYCE TOTAL RETURN FUND – W CLASS (c)

2006	$12.61	$0.18	$1.65	$1.83	$(0.16)	$(0.52)	$(0.68)	$–	$13.76	14.54%		$220,716	1.10%	1.09%	1.09%	1.33%	25%
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	%**	144,506	1.06%*	1.06%*	1.06%*	1.38%*	24%
ROYCE HERITAGE FUND – SERVICE CLASS

2006	$12.47	$0.01	$2.82	$2.83	$–	$(1.21)	$(1.21)	$–	$14.09	22.62%		$95,349	1.48%	1.47%	1.32%	0.05%	98%
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74%		58,905	1.58%	1.58%	1.43%	(0.44)%	142%
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35%		52,891	1.55%	1.55%	1.49%	(0.95)%	86%
2003	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.09%		34,143	1.63%	1.63%	1.49%	(0.81)%	25%
2002	11.47	(0.09)	(2.07)	(2.16)	–	(0.28)	(0.28)	–	9.03	(18.93)%		23,312	1.63%	1.63%	1.49%	(0.85)%	66%

(a)	The Class commenced operations on January 3, 2002.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on May 19, 2005.
*	Annualized.
**	Not annualized.
96 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total	Net Assets, End of Period	Prior to Fee Waivers and	Prior to Fee	Net of Fee	Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Balance Credits	Waivers	Waivers	Net Assets	Rate

ROYCE HERITAGE FUND – CONSULTANT CLASS

2006	$11.29	$(0.14)	$2.53	$2.39	$–	$(1.21)	$(1.21)	$–	$12.47	21.08%	$3,879	3.20%	3.18%	2.49%	(1.12)%	98%
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70%	2,507	3.99%	3.99%	2.49%	(1.50)%	142%
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11%	1,885	5.21%	5.21%	2.49%	(1.94)%	86%
2003	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.65%	762	8.20%	8.20%	2.49%	(1.81)%	25%
2002	11.08	(0.13)	(2.05)	(2.18)	–	(0.28)	(0.28)	–	8.62	(19.78)%	342	10.36%	10.36%	2.49%	(1.97)%	66%
ROYCE OPPORTUNITY FUND – INVESTMENT CLASS

2006	$12.29	$(0.01)	$2.32	$2.31	$–	$(1.56)	$(1.56)	$–	$13.04	18.76%	$1,811,073	1.12%	1.11%	1.11%	(0.05)%	47%
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76%	1,490,999	1.14%	1.14%	1.14%	(0.38)%	42%
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51%	1,677,215	1.14%	1.14%	1.14%	(0.55)%	47%
2003	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.87%	1,311,815	1.15%	1.15%	1.15%	(0.65)%	55%
2002	9.01	(0.04)	(1.50)	(1.54)	–	(0.11)	(0.11)	0.01	7.37	(17.01)%	635,296	1.17%	1.17%	1.17%	(0.49)%	46%
ROYCE OPPORTUNITY FUND – SERVICE CLASS

2006	$12.13	$(0.03)	$2.28	$2.25	$–	$(1.56)	$(1.56)	$–	$12.82	18.51%	$291,911	1.40%	1.40%	1.29%	(0.20)%	47%
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66%	167,369	1.41%	1.41%	1.29%	(0.53)%	42%
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22%	230,068	1.43%	1.43%	1.29%	(0.70)%	47%
2003	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.59%	90,243	1.45%	1.45%	1.29%	(0.79)%	55%
2002	8.98	(0.06)	(1.48)	(1.54)	–	(0.11)	(0.11)	–	7.33	(17.18)%	19,979	1.50%	1.50%	1.29%	(0.60)%	46%
ROYCE OPPORTUNITY FUND – CONSULTANT CLASS (a)

2006	$14.29	$(0.12)	$0.29	$0.17	$–	$(1.56)	$(1.56)	$–	$12.90	1.16%**	$4,080	3.75%*	3.74%*	2.49%*	(1.24)%*	47%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS

2006	$12.34	$0.00	$2.33	$2.33	$–	$(1.56)	$(1.56)	$–	$13.11	18.85%	$248,710	1.04%	1.03%	1.03%	0.03%	47%
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90%	199,293	1.05%	1.05%	1.04%	(0.28)%	42%
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57%	193,136	1.06%	1.06%	1.04%	(0.44)%	47%
2003	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.91%	85,813	1.08%	1.08%	1.04%	(0.54)%	55%
2002	9.01	(0.03)	(1.49)	(1.52)	–	(0.11)	(0.11)	–	7.38	(16.90)%	31,897	1.14%	1.14%	1.04%	(0.32)%	46%

(a)	The Class commenced operations on March 30, 2006.
*	Annualized.
**	Not annualized.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 97

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS

2006	$18.70	$0.11	$2.53	$2.64	$(0.11)	$(1.51)	$(1.62)	$–	$19.72	14.00%	$438,427	1.13%	1.13%	1.13%	0.51%	16%
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)%	523,961	1.14%	1.14%	1.14%	0.94%	22%
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91%	856,537	1.15%	1.15%	1.15%	1.02%	17%
2003	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64%	721,334	1.19%	1.19%	1.19%	0.35%	22%
2002	12.37	0.02	1.73	1.75	(0.03)	–	(0.03)	0.15	14.24	15.32%	397,755	1.20%	1.20%	1.20%	0.27%	41%
ROYCE SPECIAL EQUITY FUND – SERVICE CLASS (a)

2006	$18.66	$0.10	$2.48	$2.58	$–	$(1.51)	$(1.51)	$–	$19.73	13.70%	$1,200	1.69%	1.69%	1.35%	0.52%	16%
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)%	7,606	1.48%	1.48%	1.35%	0.65%	22%
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66%	12,743	1.55%	1.55%	1.35%	0.74%	17%
2003	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.90%**	5,387	1.79%*	1.79%*	1.35%*	(0.04)%*	22%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (b)

2006	$18.55	$(0.12)	$2.51	$2.39	$–	$(1.51)	$(1.51)	$–	$19.43	12.75%	$17,231	2.23%	2.22%	2.22%	(0.60)%	16%
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)%	17,517	2.26%	2.26%	2.26%	(0.15)%	22%
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66%	20,277	2.28%	2.28%	2.28%	(0.09)%	17%
2003	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.91%**	9,944	3.21%*	3.21%*	2.20%*	(0.81)%*	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS (c)

2006	$18.66	$0.12	$2.54	$2.66	$(0.13)	$(1.51)	$(1.64)	$–	$19.68	14.12%	$147,661	1.05%	1.05%	1.05%	0.58%	16%
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)%	154,195	1.05%	1.05%	1.05%	1.08%	22%
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97%	162,819	1.07%	1.07%	1.07%	1.07%	17%
2003	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.14%**	13,439	1.36%*	1.36%*	1.10%*	0.24%*	22%
ROYCE VALUE FUND – SERVICE CLASS

2006	$9.67	$(0.02)	$1.63	$1.61	$(0.02)	$(0.22)	$(0.24)	$0.02	$11.06	16.76%	$452,383	1.43%	1.42%	1.31%	(0.15)%	41%
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23%	113,451	1.53%	1.53%	1.28%	(0.31)%	44%
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94%	38,713	2.15%	2.15%	1.49%	(0.77)%	83%
2003	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.32%	4,034	3.46%	3.46%	1.49%	(0.73)%	181%
2002	5.89	(0.06)	(1.32)	(1.38)	–	(0.16)	(0.16)	–	4.35	(23.51)%	1,319	3.08%	3.08%	1.49%	(1.26)%	89%
ROYCE VALUE FUND – CONSULTANT CLASS (d)

2006	$10.94	$(0.07)	$0.32	$0.25	$(0.00)	$(0.22)	$(0.22)	$0.01	$10.98	2.33%**	$4,424	4.35%*	4.34%*	2.49%*	(0.93)%*	41%
ROYCE VALUE FUND – INSTITUTIONAL CLASS (e)

2006	$10.52	$0.01	$0.77	$0.78	$(0.04)	$(0.22)	$(0.26)	$–	$11.04	7.35%**	$13,898	1.27%*	1.27%*	1.04%*	0.43%*	41%

(a)	The Class commenced operations on October 2, 2003.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on July 25, 2003.
(d)	The Class commenced operations on March 30, 2006.
(e)	The Class commenced operations on June 1, 2006.
*	Annualized.
**	Not annualized.

98 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE VALUE PLUS FUND – SERVICE CLASS

2006	$12.03	$(0.06)	$2.38	$2.32	$(0.00)	$(0.27)	$(0.27)	$0.01	$14.09	19.35%	$1,513,626	1.41%	1.40%	1.26%	(0.45)%	31%
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20%	293,856	1.42%	1.42%	1.17%	(0.54)%	62%
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19%	211,981	1.55%	1.55%	1.30%	(0.84)%	56%
2003	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.88%	20,405	2.01%	2.01%	1.49%	(0.91)%	161%
2002	5.97	(0.07)	(0.81)	(0.88)	–	(0.12)	(0.12)	–	4.97	(14.74)%	3,934	2.10%	2.10%	1.49%	(1.29)%	110%
ROYCE VALUE PLUS FUND – CONSULTANT CLASS (a)

2006	$13.85	$(0.16)	$0.55	$0.39	$–	$(0.27)	$(0.27)	$–	$13.97	2.78%**	$12,956	2.91%*	2.90%*	2.49%*	(1.61)%*	31%
ROYCE VALUE PLUS FUND – INSTITUTIONAL CLASS (b)

2006	$14.20	$(0.04)	$0.21	$0.17	$(0.02)	$(0.27)	$(0.29)	$–	$14.08	1.16%**	$30,985	1.17%*	1.17%*	1.04%*	(0.18)%*	31%
ROYCE TECHNOLOGY VALUE FUND

2006	$6.15	$(0.09)	$0.60	$0.51	$–	$(0.26)	$(0.26)	$0.01	$6.41	8.53%	$21,041	2.17%	2.15%	1.99%	(1.35)%	117%
2005	6.73	(0.10)	(0.02)	(0.12)	–	(0.47)	(0.47)	0.01	6.15	(1.82)%	27,705	2.18%	2.18%	1.99%	(1.62)%	94%
2004	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)%	37,602	2.13%	2.13%	1.99%	(1.94)%	107%
2003	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.72%	102,408	2.11%	2.11%	1.99%	(1.51)%	64%
2002	5.00	(0.17)	(0.50)	(0.67)	–	–	–	–	4.33	(13.40)%	4,786	2.73%	2.73%	1.99%	(1.74)%	45%
ROYCE 100 FUND (c)

2006	$7.52	$(0.02)	$1.04	$1.02	$–	$(0.23)	$(0.23)	$0.01	$8.32	13.70%	$34,691	1.73%	1.72%	1.47%	(0.26)%	45%
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89%	16,892	2.07%	2.07%	1.49%	(0.49)%	60%
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24%	8,748	2.84%	2.84%	1.49%	(0.34)%	97%
2003	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.66%**	2,502	3.68%*	3.68%*	1.49%*	(0.39)%*	8%
ROYCE DISCOVERY FUND (d)

2006	$6.33	$(0.02)	$1.08	$1.06	$–	$(0.52)	$(0.52)	$–	$6.87	16.84%	$4,405	3.75%	3.73%	1.49%	(0.37)%	91%
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60%	3,612	3.75%	3.75%	1.49%	(0.38)%	105%
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35%	3,217	4.12%	4.12%	1.49%	(0.91)%	111%
2003	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.00%**	1,359	8.69%*	8.69%*	1.49%*	(1.05)%*	1%
ROYCE FINANCIAL SERVICES FUND (e)

2006	$6.26	$0.08	$1.46	$1.54	$(0.06)	$(0.37)	$(0.43)	$–	$7.37	24.77%	$4,080	3.71%	3.70%	1.49%	1.44%	14%
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23%	1,761	3.87%	3.87%	1.49%	0.97%	9%
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08%	1,418	4.70%	4.70%	1.49%	(0.16)%	22%
ROYCE DIVIDEND VALUE FUND (f)

2006	$5.98	$0.11	$1.07	$1.18	$(0.09)	$(0.15)	$(0.24)	$–	$6.92	19.87%	$6,819	2.73%	2.72%	1.49%	1.72%	19%
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31%	3,596	2.89%	2.89%	1.49%	1.33%	4%
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00%**	1,650	5.60%*	5.60%*	1.49%*	(0.17)%*	8%

(a)	The Class commenced operations on March 30, 2006.
(b)	The Class commenced operations on May 10, 2006.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	The Fund commenced operations on December 31, 2003.
(f)	The Fund commenced operations on May 3, 2004.
*	Annualized.
**	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 99

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
    Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund (formerly Royce TrustShares Fund), Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
    Effective May 1, 2006, the name of the Funds’ Financial Intermediary Class was changed to Service Class. This change affected the following portfolios that had existing shares in the Class: Pennsylvania Mutual, Royce Micro-Cap, Royce Premier, Royce Total Return, Royce Opportunity and Royce Special Equity Funds. In addition, certain Investment Classes were renamed Service Class effective May 1, 2006. This change affected the following Funds: Royce Low-Priced Stock, Heritage, Value, Value Plus, Technology Value, 100, Discovery, Financial Services and Dividend Value Funds. These changes were made so that Classes with common expense structures are similarly named.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets. The W Classes of Royce Premier Fund and Royce Total Return Fund commenced operations on May 19, 2005, with an initial transfer from each Fund’s Investment Class. This transfer is included on the Statement of Changes in Net Assets as “value of shares sold” for the W Class and “value of shares redeemed” for the Investment Class [$220,153,624 (15,320,364 shares) for Royce Premier Fund and $86,905,027 (7,260,236 shares) for Royce Total Return Fund]. The Institutional Class of Royce Low-Priced Stock Fund commenced operations on January 3, 2006, with an initial transfer from the Fund’s Service Class. During the period ended December 31, 2006, total transfers from the Fund’s Service Class to the Institutional Class were $585,107,011 (33,244,344 shares).
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
    The Funds do not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded on the ex-dividend date at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

100 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

Compensating Balance Credits:
    The Fund has arrangements with its custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
    The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Line of Credit:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2006.

New Accounting Pronouncements:
    On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Fund’s June 29, 2007 NAV calculation and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
    On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

THE ROYCE FUNDS REPORT TO SHAREHOLDERS | 101

NOTES TO FINANCIAL STATEMENTS (Continued)

Capital Share Transactions (In Shares):
			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Pennsylvania Mutual Fund

Investment Class	103,945,685	64,668,945	12,895,291	7,382,470	(42,076,445)	(21,652,233)	74,764,531	50,399,182
Service Class	3,599,517	9,149	224,505	532	(361,193)	–	3,462,829	9,681
Consultant Class	25,664,383	20,582,762	6,822,493	4,959,593	(13,908,167)	(14,473,146)	18,578,709	11,069,209
Royce Micro-Cap Fund

Investment Class	11,937,861	6,324,622	4,046,965	2,722,808	(7,962,099)	(7,842,979)	8,022,727	1,204,451
Service Class	340,725	113,924	44,624	7,759	(122,905)	(22,206)	262,444	99,477
Consultant Class	2,815,439	1,647,679	1,424,188	1,023,989	(2,131,961)	(2,500,457)	2,107,666	171,211
Institutional Class		923		–		(377,887)		(376,964)
Royce Premier Fund

Investment Class	46,198,999	53,639,421	7,473,875	8,827,346	(48,818,682)	(58,637,000)	4,854,192	3,829,767
Service Class	6,445,593	5,348,009	399,246	383,647	(3,910,972)	(2,256,087)	2,933,867	3,475,569
Consultant Class	681,533	1,332,586	102,482	135,565	(685,582)	(378,405)	98,433	1,089,746
Institutional Class	11,376,429	9,882,703	466,032	548,524	(5,734,740)	(3,378,118)	6,107,721	7,053,109
W Class	1,966,985	17,309,734	597,345	775,404	(2,418,692)	(1,300,026)	145,638	16,785,112
Royce Low-Priced Stock Fund

Service Class	50,203,056	37,267,480	20,685,424	18,866,160	(81,086,805)	(115,496,874)	(10,198,325)	(59,363,234)
Institutional Class	35,753,252		3,328,685		(2,939,669)		36,142,268
Royce Total Return Fund

Investment Class	71,097,825	98,595,138	13,766,021	15,458,363	(100,045,052)	(81,004,995)	(15,181,206)	33,048,506
Service Class	8,128,910	8,879,001	1,218,585	1,232,723	(7,362,610)	(6,326,051)	1,984,885	3,785,673
Consultant Class	8,246,391	11,983,835	1,852,071	1,928,934	(8,114,439)	(6,665,163)	1,984,023	7,247,606
Institutional Class	7,511,493	10,036,722	912,372	748,174	(4,896,104)	(3,926,861)	3,527,761	6,858,035
W Class	5,285,305	11,312,663	741,486	526,548	(1,447,649)	(381,333)	4,579,142	11,457,878
Royce Heritage Fund

Service Class	1,664,793	172,123	513,592	553,942	(131,394)	(73,398)	2,046,991	652,667
Consultant Class	102,655	45,262	25,827	27,103	(39,565)	(6,960)	88,917	65,405
Royce Opportunity Fund

Investment Class	33,714,583	20,119,108	13,757,954	13,261,575	(29,934,625)	(38,130,917)	17,537,912	(4,750,234)
Service Class	10,282,356	4,624,272	2,387,561	1,664,571	(3,705,647)	(9,959,470)	8,964,270	(3,670,627)
Consultant Class	293,023		29,383		(6,038)		316,368
Institutional Class	7,466,386	4,722,232	1,392,033	1,706,892	(6,037,552)	(4,759,086)	2,820,867	1,670,038
Royce Special Equity Fund

Investment Class	3,235,198	2,979,823	1,564,333	981,268	(10,584,352)	(19,616,309)	(5,784,821)	(15,655,218)
Service Class	35,516	117,091	4,240	14,012	(386,430)	(375,033)	(346,674)	(243,930)
Consultant Class	127,284	194,370	56,834	24,067	(241,491)	(315,994)	(57,373)	(97,557)
Institutional Class	822,412	1,753,293	568,392	307,651	(2,148,005)	(2,114,696)	(757,201)	(53,752)
Royce Value Fund

Service Class	38,529,342	8,751,085	753,705	166,672	(10,129,028)	(1,794,075)	29,154,019	7,123,682
Consultant Class	414,554		5,656		(17,288)		402,922
Institutional Class	1,591,409		18,023		(350,403)		1,259,029
Royce Value Plus Fund

Service Class	95,350,447	16,948,190	1,681,321	594,673	(14,053,384)	(12,486,947)	82,978,384	5,055,916
Consultant Class	925,489		12,947		(11,120)		927,316
Institutional Class	2,203,690		21,933		(25,262)		2,200,361
Royce Technology Value Fund

Service Class	679,297	1,244,246	127,391	307,702	(2,029,122)	(2,629,537)	(1,222,434)	(1,077,589)
Royce 100 Fund

Service Class	2,668,771	1,059,678	86,359	85,122	(831,104)	(175,583)	1,924,026	969,217
Royce Discovery Fund

Service Class	97,209	154,255	42,980	43,116	(70,034)	(129,675)	70,155	67,696
Royce Financial Services Fund

Service Class	268,596	44,448	28,919	3,985	(24,805)	(17,607)	272,710	30,826
Royce Dividend Value Fund

Service Class	505,353	336,387	27,799	7,880	(149,118)	(34,795)	384,034	309,472
102 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2006 is shown below to the extent that it impacted net expenses for the year ended December 31, 2006. See the Prospectus for contractual waiver expiration dates.

		Committed net annual					Year ended
	Annual contractual	operating expense ratio cap					December 31, 2006
	advisory fee as a
	percentage of	Investment	Service	Consultant	Institutional	W	Net advisory	Advisory
	average net assets[b]	Class	Class	Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.76%[a]	N/A	1.14%	N/A	N/A	N/A	$26,546,240	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	2.49%	N/A	N/A	10,879,995	–
Royce Premier Fund	0.97%	N/A	1.29%	N/A	N/A	N/A	43,777,196	–
Royce Low-Priced Stock Fund	1.12%	N/A	1.49%	N/A	1.24%	N/A	48,979,683	–
Royce Total Return Fund	0.95%	N/A	1.29%	N/A	N/A	N/A	55,773,242	–
Royce Heritage Fund	1.00%	N/A	N/A	2.49%	N/A	N/A	758,608	–
Royce Opportunity Fund	1.00%	N/A	1.29%	2.49%	1.04%	N/A	21,531,022	–
Royce Special Equity Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	6,289,164	–
Royce Value Fund	1.00%	N/A	1.49%	2.49%	1.04%	N/A	3,323,186	–
Royce Value Plus Fund	1.00%	N/A	N/A	2.49%	1.04%	N/A	8,179,072	–
Royce Technology Value Fund	1.50%	N/A	1.99%	N/A	N/A	N/A	362,015	12,702
Royce 100 Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	271,594	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	–	39,585
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	–	26,310
Royce Dividend Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	812	45,522

[a]	Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[b]	From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.50% for Royce Technology Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:
•	More than $2 billion to $4 billion	.05% per annum
•	More than $4 billion to $6 billion	.10% per annum
•	Over $6 billion	.15% per annum

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended December 31, 2006
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived

Pennsylvania Mutual Fund – Service Class	0.25%	$29,280	$–
Pennsylvania Mutual Fund – Consultant Class	1.00%	10,546,068	–
Royce Micro-Cap Fund – Service Class	0.25%	12,118	–
Royce Micro-Cap Fund – Consultant Class	1.00%	2,078,154	–
Royce Premier Fund – Service Class	0.25%	454,890	–
Royce Premier Fund – Consultant Class	1.00%	523,277	–
Royce Low-Priced Stock Fund – Service Class	0.25%	8,470,624	1,784,087
Royce Total Return Fund – Service Class	0.25%	872,834	–
Royce Total Return Fund – Consultant Class	1.00%	6,552,216	–
Royce Heritage Fund – Service Class	0.25%	73,430	109,143
Royce Heritage Fund – Consultant Class	1.00%	28,315	–
Royce Opportunity Fund – Service Class	0.25%	583,712	–
Royce Opportunity Fund – Consultant Class	1.00%	14,373	–
Royce Special Equity Fund – Service Class	0.25%	10,493	–
Royce Special Equity Fund – Consultant Class	1.00%	168,833	–
Royce Value Fund – Service Class	0.25%	451,423	367,735
Royce Value Fund – Consultant Class	1.00%	10,225	–
Royce Value Plus Fund – Service Class	0.25%	861,747	1,159,884
Royce Value Plus Fund – Consultant Class	1.00%	29,607	–
Royce Technology Value Fund – Service Class	0.25%	34,974	27,479
Royce 100 Fund – Service Class	0.25%	–	67,899
Royce Discovery Fund – Service Class	0.25%	–	9,896
Royce Financial Services Fund – Service Class	0.25%	–	6,578
Royce Dividend Value Fund – Service Class	0.25%	–	11,584

THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 103

NOTES TO FINANCIAL STATEMENTS (Continued)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$2,178,566,055	$1,292,987,746	Royce Value Fund	$406,573,025	$123,608,716
Royce Micro-Cap Fund	353,659,277	302,707,765	Royce Value Plus Fund	1,171,796,496	229,113,221
Royce Premier Fund	685,546,059	513,198,015	Royce Technology Value Fund	26,040,848	36,091,307
Royce Low-Priced Stock Fund	1,061,459,569	1,259,900,848	Royce 100 Fund	25,957,604	11,260,094
Royce Total Return Fund	1,388,634,058	1,499,235,658	Royce Discovery Fund	3,875,881	3,331,627
Royce Heritage Fund	89,828,694	67,496,683	Royce Financial Services Fund	1,668,775	318,979
Royce Opportunity Fund	1,011,227,756	939,067,013	Royce Dividend Value Fund	3,337,252	818,007
Royce Special Equity Fund	96,619,759	262,521,977

Class Specific Expenses:
     Class specific expenses were as follows:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser

Pennsylvania Mutual Fund - Investment Class	$–	$1,525,490	$736,951	$105,402	$(142,781)	$2,225,062	$–
Pennsylvania Mutual Fund - Service Class	29,280	10,114	1,558	2,905	(192)	43,665	1,514
Pennsylvania Mutual Fund - Consultant Class	10,546,068	517,419	384,932	30,285	(110,100)	11,368,604	–
	10,575,348	2,053,023	1,123,441	138,592	(253,073)
Royce Micro-Cap Fund - Investment Class	–	406,598	214,658	38,478	(41,649)	618,085	–
Royce Micro-Cap Fund - Service Class	12,118	13,760	1,632	1,196	(176)	28,530	12,668
Royce Micro-Cap Fund - Consultant Class	2,078,154	107,575	82,129	20,237	(25,117)	2,262,978	–
	2,090,272	527,933	298,419	59,911	(66,942)
Royce Premier Fund - Investment Class	–	3,139,332	813,122	61,220	(204,631)	3,809,043	–
Royce Premier Fund - Service Class	454,890	186,753	50,380	14,396	(5,861)	700,558	160,678
Royce Premier Fund - Consultant Class	523,277	32,212	22,306	11,078	(6,048)	582,825	–
Royce Premier Fund - Institutional Class	–	13,466	19,751	4,459	(8,668)	29,008	–
Royce Premier Fund - W Class	–	14,017	218,844	22,018	(9,435)	245,444	–
	978,167	3,385,780	1,124,403	113,171	(234,643)
Royce Low-Priced Stock Fund - Service Class	8,470,624	3,743,441	1,114,553	31,289	(205,221)	13,154,686	–
Royce Low-Priced Stock Fund - Institutional Class	–	12,919	119,979	11,551	(6,498)	137,951	–
	8,470,624	3,756,360	1,234,532	42,840	(211,719)
Royce Total Return Fund - Investment Class	–	3,939,544	980,518	105,268	(292,242)	4,733,088	–
Royce Total Return Fund - Service Class	872,834	357,534	27,719	8,687	(10,835)	1,255,939	176,431
Royce Total Return Fund - Consultant Class	6,552,216	341,679	256,605	21,385	(76,233)	7,095,652	–
Royce Total Return Fund - Institutional Class	–	13,285	19,813	4,513	(7,777)	29,834	–
Royce Total Return Fund - W Class	–	12,457	190,168	17,164	(5,787)	214,002	–
	7,425,050	4,664,499	1,474,823	157,017	(392,874)
Royce Heritage Fund - Service Class	73,430	39,414	22,929	19,963	(5,394)	150,342	–
Royce Heritage Fund - Consultant Class	28,315	16,312	4,562	9,677	(380)	58,486	19,531
	101,745	55,726	27,491	29,640	(5,774)
Royce Opportunity Fund - Investment Class	–	1,144,260	316,990	38,881	(90,905)	1,409,226	–
Royce Opportunity Fund - Service Class	583,712	237,671	34,573	9,848	(7,192)	858,612	251,259
Royce Opportunity Fund - Consultant Class	14,373	9,524	2,049	13,259	(160)	39,045	18,005
Royce Opportunity Fund - Institutional Class	–	12,861	3,760	1,099	(6,599)	11,121	–
	598,085	1,404,316	357,372	63,087	(104,856)
Royce Special Equity Fund - Investment Class	–	305,029	85,755	22,465	(31,101)	382,148	–
Royce Special Equity Fund - Service Class	10,493	13,126	1,394	2,062	(150)	26,925	14,392
Royce Special Equity Fund - Consultant Class	168,833	15,640	7,368	9,406	(1,839)	199,408	–
Royce Special Equity Fund - Institutional Class	–	11,924	3,818	33	(4,549)	11,226	–
	179,326	345,719	98,335	33,966	(37,639)
Royce Value Fund - Service Class	451,423	269,148	114,046	53,955	(21,773)	866,799	–
Royce Value Fund - Consultant Class	10,225	9,299	1,138	13,274	(68)	33,868	18,898
Royce Value Fund - Institutional Class	–	7,512	708	151	(75)	8,296	8,242
	461,648	285,959	115,892	67,380	(21,916)
Royce Value Plus Fund - Service Class	861,747	664,305	308,572	95,518	(58,055)	1,872,087	–
Royce Value Plus Fund - Consultant Class	29,607	9,821	2,247	14,424	(243)	55,856	12,115
Royce Value Plus Fund - Institutional Class	–	8,394	918	432	(147)	9,597	7,648
	891,354	682,520	311,737	110,374	(58,445)

104 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

Tax Information:
     At December 31, 2006, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Pennsylvania Mutual Fund	$3,276,386,877	$ 836,511,040	$939,177,029	$102,665,989
Royce Micro-Cap Fund	743,319,576	190,344,732	225,681,034	35,336,302
Royce Premier Fund	3,210,072,478	1,315,128,944	1,364,045,247	48,916,303
Royce Low-Priced Stock Fund	3,624,333,431	1,077,282,131	1,241,018,926	163,736,795
Royce Total Return Fund	4,478,529,720	1,534,144,167	1,632,945,066	98,800,899
Royce Heritage Fund	81,421,367	17,104,550	19,223,016	2,118,466
Royce Opportunity Fund	2,190,015,686	358,023,496	472,678,137	114,654,641
Royce Special Equity Fund	454,425,598	177,323,349	182,640,064	5,316,715
Royce Value Fund	431,090,886	40,061,443	46,663,285	6,601,842
Royce Value Plus Fund	1,384,399,829	133,400,523	163,678,936	30,278,413
Royce Technology Value Fund	19,419,484	1,246,478	2,386,889	1,140,411
Royce 100 Fund	29,826,253	4,930,559	5,253,436	322,877
Royce Discovery Fund	3,736,758	687,171	766,913	79,742
Royce Financial Services Fund	3,415,621	693,510	748,532	55,022
Royce Dividend Value Fund	6,146,109	973,149	1,055,076	81,927

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

     Distributions during the periods ended December 31, 2006 and 2005 were characterized as follows for tax purposes:

			Long-term
	Ordinary Income		Capital Gains		Return of Capital

	2006	2005	2006	2005	2006	2005

Pennsylvania Mutual Fund	$33,407,554	$25,258,432	$233,215,724	$128,485,101	$–	$–
Royce Micro-Cap Fund	35,636,853	14,681,075	63,550,830	46,991,989	–	–
Royce Premier Fund	19,183,469	8,568,557	155,407,786	182,591,130	–	–
Royce Low-Priced Stock Fund	75,085,700	17,338,178	347,616,383	288,516,303	–	–
Royce Total Return Fund	63,149,046	68,947,515	214,941,476	206,974,892	–	–
Royce Heritage Fund	4,725,551	2,265,615	2,962,959	5,006,851	–	–
Royce Opportunity Fund	22,134,701	15,797,166	229,532,135	211,978,442	–	–
Royce Special Equity Fund	4,630,424	11,957,697	42,827,856	15,318,685	–	–
Royce Value Fund	4,607,149	1,302,598	4,773,599	443,065	–	–
Royce Value Plus Fund	15,672,166	3,727,583	11,368,279	4,195,444	–	–
Royce Technology Value Fund	425,898	363,813	430,247	1,679,781	361	–
Royce 100 Fund	518,944	502,223	428,647	214,317	–	–
Royce Discovery Fund	123,648	161,660	187,710	129,602	–	–
Royce Financial Services Fund	61,919	23,111	154,627	2,121	–	–
Royce Dividend Value Fund	104,759	46,621	85,405	115	–	–

     The tax basis components of distributable earnings at December 31, 2006 were as follows:

		Undistributed		Net Unrealized	Total
	Undistributed	Long-term		Appreciation	Distributable
	Ordinary Income	Capital Gains		(Depreciation)*	Earnings

Pennsylvania Mutual Fund	$25,935,398	$44,890,715		$836,832,898	907,659,011
Royce Micro-Cap Fund	12,846,165	15,014,317		190,342,543	$218,203,025
Royce Premier Fund	17,855,439	75,472,238		1,315,117,731	1,408,445,408
Royce Low-Priced Stock Fund	49,099,711	49,515,365		1,077,271,884	1,175,886,960
Royce Total Return Fund	21,850,869	89,844,623		1,533,650,038	1,645,345,530
Royce Heritage Fund	1,605,812	332,055		17,123,875	19,061,742
Royce Opportunity Fund	9,133,224	44,239,947		358,022,903	411,396,074
Royce Special Equity Fund	133,234	8,680,885		177,323,349	186,137,468
Royce Value Fund	5,409,688	1,331,011		40,060,949	46,801,648
Royce Value Plus Fund	9,826,973	9,471,065		133,398,297	152,696,335
Royce Technology Value Fund	–	(1,624,314	)**	1,078,903	(545,411)
Royce 100 Fund	21,531	124,591		4,930,535	5,076,657
Royce Discovery Fund	7,625	19		687,171	694,815
Royce Financial Services Fund	8,102	–		698,057	706,159
Royce Dividend Value Fund	46,872	306		973,051	1,020,229

*	Includes tax timing differences due to adjustments for tax.	THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 105
**	Capital loss carry forward for Federal Tax purposes expires December 31, 2014.

NOTES TO FINANCIAL STATEMENTS (Continued)

Tax Information: (Continued)
    For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2006, the funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses, distribution reclassifications, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships, equalization debits, foreign currency translations and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain (Loss)	Capital

Pennsylvania Mutual Fund	$2,524,014	$(2,524,014)	$–
Royce Micro-Cap Fund	18,161,992	(18,161,992)	–
Royce Premier Fund	322,399	(322,399)	–
Royce Low-Priced Stock Fund	27,133,534	(27,133,534)	–
Royce Total Return Fund	4,016,782	(3,989,871)	(26,911)
Royce Heritage Fund	110,280	(110,280)	–
Royce Opportunity Fund	1,286,578	(1,147,753)	(138,825)
Royce Special Equity Fund	42,907	(8,276,458)	8,233,551
Royce Value Fund	357,493	(357,493)	–
Royce Value Plus Fund	880,470	(880,466)	(4)
Royce Technology Value Fund	337,926	361	(338,287)
Royce 100 Fund	70,015	(70,015)	–
Royce Discovery Fund	14,538	(14,493)	(45)
Royce Financial Services Fund	132	(132)	–
Royce Dividend Value Fund	1,194	(1,194)	–

Transactions in Affiliated Companies:
    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2006.

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	(Loss)	Income	12/31/06	12/31/06

Pennsylvania Mutual Fund
Catapult Communications*	819,600	$12,121,884	$2,827,230	$11,525,245	$(4,902,163)	$–
Corillian Corporation*	2,582,891	7,025,464	111,251	7,939,149	(49,710)	–
Cutter & Buck	920,900	10,286,453	1,643,460	59,889	(12,813)	285,915	1,053,100	$11,341,887
Digi International*	1,016,600	10,664,134	1,568,869	736,157	221,633	–
Hi-Tech Pharmacal	386,000	17,095,940	3,749,378	169,576	104,875	–	768,753	9,355,724
Horizon Health*	240,200	5,435,726	9,213,533	9,343,301	1,822,217	–
InterVideo*	843,400	8,897,870	–	9,243,575	1,347,144	–
Nu Horizons Electronics*	1,278,134	12,909,153	186,795	4,817,902	1,794,660	–
Nutraceutical International	820,946	11,123,818	500,204	–	–	–	853,810	13,071,831
Pervasive Software	1,535,200	6,724,176	1,575,624	–	–	–	1,922,600	6,940,586
Radica Games*	713,000	6,367,090	2,869,873	8,455,110	2,915,830	122,238
SM&A	1,240,400	10,208,492	3,700,886	116,900	3,503	–	1,819,900	10,555,420
Semitool	1,077,967	11,728,281	6,274,947	–	–	–	1,710,367	22,764,985
Stanley Furniture	604,424	14,010,548	6,791,089	2,289,000	312,433	216,416	780,324	16,737,950
Strattec Security*	250,740	10,134,911	–	5,731,830	(1,996,218)	–
U.S. Physical Therapy	957,975	17,693,798	842,704	–	–	–	1,007,575	12,342,794
Weyco Group	580,500	11,087,550	195,500	–	–	200,070	590,500	14,673,925
Zapata Corporation	1,009,600	5,825,392	–	–	–	–	1,009,600	7,067,200
		189,340,680			1,561,391	824,639		124,852,302
Royce Micro-Cap Fund
Bio-Imaging Technologies*	508,300	1,626,560	305,083	205,729	215,926	–
Bioveris Corporation*	286,600	1,309,762	6,249,741	5,111,002	5,029,324	–
Inforte Corporation	360,800	1,425,160	1,256,616	–	–	–	670,200	2,506,548
Jaco Electronics*	339,050	1,156,161	–	1,775,395	(656,716)	–
Key Technology	256,483	3,293,242	363,928	–	–	–	286,143	4,289,284
Orchid Cellmark	431,300	3,277,880	5,187,139	882,000	(262,000)	–	1,572,322	4,874,198
Peerless Manufacturing*	156,400	2,737,000	–	588,326	135,945	–
		14,825,765			4,462,479	–		11,670,030
Royce Premier Fund
Arkansas Best	1,785,302	77,981,992	5,786,458	–	–	1,144,081	1,914,302	68,914,872
Cabot Microelectronics	2,030,800	59,563,364	–	7,448,125	557,734	–	1,805,800	61,288,852
Cognex Corporation	1,632,000	49,106,880	30,489,478	–	–	727,238	2,824,117	67,270,467
Dionex Corporation	1,072,500	52,638,300	5,727,380	–	–	–	1,170,500	66,379,055

106 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

Transactions in Affiliated Companies (Continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	(Loss)	Income	12/31/06	12/31/06

Royce Premier Fund (continued)
Dycom Industries*	2,578,300	$56,722,600	$–	$46,829,600	$8,473,319	$–
EGL	2,393,600	89,927,552	–	–	–	–	2,393,600	$71,281,408
Lincoln Electric Holdings	2,769,597	109,842,217	–	–	–	2,187,982	2,769,597	167,339,051
Nu Skin Enterprises Cl. A	4,086,500	71,840,670	–	–	–	1,634,600	4,086,500	74,496,895
Pan American Silver	2,469,800	46,506,334	41,369,742	–	–	–	4,525,900	113,916,903
Ritchie Bros. Auctioneers	1,776,200	75,044,450	–	–	–	1,177,621	1,776,200	95,097,748
Schnitzer Steel Industries Cl. A	1,591,300	48,677,867	–	–	–	108,208	1,591,300	63,174,610
Simpson Manufacturing	2,713,400	98,632,090	35,090,211	–	–	1,018,120	3,755,400	118,858,410
Thor Industries	2,973,700	119,156,159	–	–	–	3,806,336	2,973,700	130,813,063
Unit Corporation	1,761,900	96,957,357	41,049,029	–	–	–	2,588,500	125,412,825
Viasys Healthcare	1,656,900	42,582,330	–	–	–	–	1,656,900	46,094,958
Winnebago Industries	2,946,400	98,056,192	2,463,655	31,107,590	(166,665)	1,065,542	2,125,600	69,953,496
Woodward Governor	640,604	55,098,350	–	–	–	768,725	1,921,812	76,315,155
		1,248,334,704			8,864,388	13,638,453		1,416,607,768
Royce Low-Priced Stock Fund
Arctic Cat	1,298,360	26,045,102	–	–	–	363,541	1,298,360	22,838,152
Bioveris Corporation*	2,343,400	10,709,338	–	17,911,574	(7,732,358)	–
Bruker BioSciences	6,009,800	29,207,628	–	6,139,443	(1,463,991)	–	5,353,757	40,206,715
Cache	1,032,300	17,879,436	657,591	192,913	73,879	–	1,052,800	26,572,672
Caliper Life Sciences*	1,273,000	7,485,240	3,558,029	–	–	–
CEVA	1,306,800	8,180,568	–	–	–	–	1,306,800	8,454,996
Cell Genesys	3,345,004	19,835,874	129,956	2,728,674	(1,403,458)	–	3,180,600	10,782,234
CryptoLogic*	705,675	13,824,173	1,672,700	3,394,157	376,317	252,824
ESS Technology*	2,258,900	7,748,027	–	19,638,195	(17,589,582)	–
eFunds Corporation	3,241,700	75,985,448	633,465	4,212,811	2,426,313	–	3,021,700	83,096,750
eResearch Technology	1,120,500	16,919,550	19,703,510	732,310	143,928	–	3,504,500	23,585,285
4Kids Entertainment*	671,600	10,537,404	–	1,632,088	(157,056)	–
Harris Steel Group	1,775,700	39,869,044	6,786,357	–	–	582,861	2,052,600	76,548,964
Hecla Mining	9,691,600	39,347,896	2,874,305	26,687,984	(2,588,802)	–	6,088,000	46,634,080
Helen of Troy*	288,100	4,641,291	27,020,064	4,745,609	429,076	–
Infinity Pharmaceuticals*	602,300	6,384,380	–	–	–	–
Input/Output*	6,393,500	44,946,305	–	36,157,962	6,262,887	–
Insituform Technologies Cl. A*	1,959,800	37,961,326	–	25,450,500	13,365,133	–
Integral Systems*	549,500	10,363,570	–	3,769,487	1,963,812	91,890
iPass	3,288,600	21,573,216	782,895	–	–	–	3,389,100	19,927,908
KVH Industries	1,202,200	11,757,516	–	729,339	(101,871)	–	1,150,200	12,203,622
Lexicon Genetics	4,071,100	14,859,515	3,346,764	–	–	–	4,962,300	17,913,903
Metal Management	2,311,900	53,774,794	–	124,384	13,474	693,225	2,307,300	87,331,305
Minefinders Corporation*	2,064,300	10,610,502	–	13,804,484	3,618,335	–
Natuzzi ADR	2,768,800	19,381,600	1,797,058	–	–	–	3,015,400	25,661,054
Northern Orion Resources	8,706,600	28,818,846	–	1,482,224	1,260,584	–	8,181,600	29,944,656
Olympic Steel	770,200	19,139,470	–	954,710	822,589	87,924	720,200	16,010,046
Omega Protein	1,844,500	12,376,595	1,021,536	–	–	–	2,001,100	15,468,503
Orchid Cellmark*	1,543,800	11,732,880	–	16,036,949	(9,228,791)	–
PC-Tel	1,358,600	11,901,336	–	–	–	–	1,358,600	12,702,910
Palm Harbor Homes	1,498,300	28,168,040	–	–	–	–	1,498,300	21,006,166
PLATO Learning	1,336,312	10,610,317	–	–	–	–	1,336,312	7,229,448
Possis Medical	1,134,000	11,283,300	–	–	–	–	1,134,000	15,286,320
Silver Standard Resources*	3,019,500	46,228,545	19,732,740	17,748,141	7,677,443	–
Steel Technologies	612,200	17,135,478	6,480,148	996,320	(118,112)	236,160	912,200	16,009,110
Tesco Corporation	2,279,500	42,170,750	6,238,801	–	–	–	2,615,200	46,210,584
Topps Company (The)*	2,155,316	16,013,998	–	5,746,075	(802,837)	296,031
Total Energy Services Trust	908,900	13,268,556	7,935,452	201,100	529,474	972,902	1,616,700	16,553,100
VIVUS	3,638,300	10,769,368	–	3,494,869	(1,198,290)	–	3,138,500	11,361,370
		839,446,222			(3,421,904)	3,577,358		709,539,853
Royce Total Return Fund
Allied Waste Industries*	–	–	2,283,507	2,283,507	(103,070)	–
Bancorp Rhode Island	210,600	7,012,980	1,996,943	–	–	141,360	260,600	11,270,950
Bel Fuse Cl. B	439,150	13,964,970	9,999,182	5,315,921	210,582	118,939	596,817	20,763,263
Carmike Cinemas	689,000	17,473,040	–	1,350,825	(500,817)	578,253	642,100	13,092,419
Chase Corporation	319,800	4,621,110	9,512	–	–	127,920	320,183	8,148,657
Delta Apparel	648,495	10,084,097	302,208	653,946	156,816	119,003	617,395	10,551,281
Deswell Industries*	946,075	10,179,767	100,502	3,332,041	(1,080,917)	479,475
EnergySouth*	503,780	13,491,228	574,806	4,502,448	1,242,864	410,039

THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 107

NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in Affiliated Companies (Continued):
		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/05	12/31/05	Purchases	Sales	(Loss)	Income	12/31/06	12/31/06

Royce Total Return Fund (continued)
Fauquier Bankshares	251,200	$6,154,400	$681,098	$–	$–	$192,103	278,700	$6,967,500
Government Properties Trust	820,500	7,655,265	2,962,658	–	–	509,310	1,142,000	12,105,200
Mueller (Paul) Company	116,700	3,296,775	–	–	–	280,080	116,700	4,492,950
North Pittsburgh Systems	630,212	11,892,100	10,146,842	360,620	(16,640)	1,458,779	1,045,649	25,241,967
Preformed Line Products	334,265	14,303,199	496,377	2,138,856	383,115	235,805	276,385	9,742,571
Quixote Corporation	461,900	9,145,620	–	–	–	175,522	461,900	9,085,573
Stanley Furniture	220,724	5,116,382	10,908,259	1,249,151	(218,211)	165,544	601,008	12,891,622
Starrett (L.S.) Company Cl. A	444,000	6,899,760	1,062,279	–	–	185,080	518,800	8,430,500
		141,290,693			73,722	5,177,212		152,784,453
Royce Opportunity Fund
Allion Healthcare	–	–	4,978,777	–	–	–	963,000	6,895,080
Bakers Footwear Group	305,500	4,698,590	1,981,610	386,792	297,139	–	419,666	3,793,781
Baldwin Technology Cl. A*	805,300	3,261,465	–	331,869	290,923	–
Bell Industries	442,900	1,155,969	83,232	–	–	–	468,100	1,778,780
CPI Aerostructures	192,500	1,936,550	821,649	–	–	–	305,100	2,190,618
California Micro Devices	815,300	5,307,603	2,987,430	439,897	66,454	–	1,222,600	5,354,988
ClearOne Communications	465,244	1,065,409	929,416	–	–	–	710,344	3,082,893
Computer Task Group	1,191,100	4,704,845	–	591,882	(181,615)	–	1,099,500	5,222,625
Digirad Corporation	671,242	2,698,393	1,314,242	–	–	–	997,122	4,108,143
EMS Technologies*	575,246	10,181,854	881,957	338,044	17,053	–
Electroglas	1,114,427	3,231,838	1,103,219	323,468	(142,719)	–	1,353,827	3,371,029
Evans & Sutherland Computer	620,325	3,039,593	227,616	–	–	–	670,825	2,837,590
Galaxy Nutritional Foods	759,500	949,375	117,554	–	–	–	934,100	485,732
Gerber Scientific*	1,441,800	13,798,026	23,375	3,434,721	1,695,621	–
Great Lakes Bancorp*	341,600	6,080,480	927,385	–	–	–
Hawk Corporation Cl. A	440,300	6,459,201	249,518	26,640	50,139	–	455,800	5,455,926
Interlink Electronics	795,775	2,856,832	58,915	195,525	(123,029)	–	790,775	2,372,325
Interphase Corporation	413,800	1,820,720	183,652	499,948	147,854	–	392,400	3,252,996
LeCroy Corporation	483,500	7,392,715	2,503,741	396,388	(38,845)	–	648,600	7,465,386
Majesco Entertainment	1,080,386	1,264,052	532,916	–	–	–	1,483,786	1,973,435
Nanometrics*	507,800	5,590,827	3,908,017	91,818	3,129	–
Network Equipment Technologies	1,501,300	6,605,720	1,172,185	216,336	3,554	–	1,708,600	9,944,052
Printronix	339,681	5,217,500	227,963	–	–	117,222	356,981	4,426,564
REX Stores	513,000	7,715,520	1,327,794	1,199,393	3,454	–	524,400	9,302,856
Rubio’s Restaurants	506,200	4,758,280	1,130,073	–	–	–	632,700	6,232,095
SCM Microsystems	846,520	2,895,098	80,935	–	–	–	872,820	2,749,383
Sigmatron International	247,900	2,630,219	304,754	–	–	–	276,900	2,547,480
TRC Companies	683,600	7,485,420	5,082,767	2,104,864	(937,255)	–	1,044,900	9,017,487
Tripos*	530,022	1,563,565	–	3,430,076	(2,967,871)	–
Versant Corporation	231,250	1,264,938	165,821	876,848	121,854	–	180,850	2,463,177
		127,630,597			(1,694,160)	117,222		106,324,421
Royce Special Equity Fund
CSS Industries*	553,200	16,999,836	–	2,164,862	(168,802)	257,916
Chromcraft Revington*	332,500	4,355,750	–	4,081,407	(758,601)	–
Frisch’s Restaurants	300,000	7,335,000	–	659,716	(100,470)	128,414	277,000	8,143,800
Graham Corporation	–	–	4,571,486	–	–	9,808	248,400	3,266,460
Hampshire Group*	480,000	11,424,960	–	6,044,919	960,604	–
Hawkins	545,400	7,630,146	29,438	–	–	229,530	547,500	7,829,250
Lawson Products	505,000	19,058,700	–	2,580,761	(215,761)	303,000	450,000	20,650,500
Met-Pro Corporation	846,666	10,041,459	–	1,450,611	359,867	209,252	718,700	10,665,508
Mity Enterprises	201,500	3,590,730	–	–	–	–	201,500	3,606,850
National Dentex	348,000	7,843,920	–	1,054,467	205,021	–	292,500	5,118,750
National Presto Industries	540,000	23,949,000	152,263	602,423	109,186	1,151,796	529,900	31,725,113
		112,229,501			391,044	2,289,716		91,006,231
Royce Value Plus Fund
Anika Therapeutics	–	–	11,791,080	–	–	–	968,395	12,850,602
Answers Corporation	125,210	1,435,783	5,201,175	–	–	–	575,010	7,699,384
Entrust	–	–	12,223,991	–	–	–	3,504,600	14,964,642
FARO Technologies	–	–	13,698,635	–	–	–	818,100	19,667,124
Mercury Computer Systems	–	–	14,613,612	–	–	–	1,159,300	15,488,248
NUCRYST Pharmaceuticals	–	–	9,835,844	1,164,529	302,345	–	953,300	4,528,175
		1,435,783			302,345	–		75,198,175

*Not an Affiliated Company at December 31, 2006.

108 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Royce Fund and the Shareholders of
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (each a series of The Royce Fund, hereafter referred to as the “Fund”) at December 31, 2006, and the changes in each of their net assets, the results of each of their operations and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2007

THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 109

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire six-month period ended December 31, 2006. Service and Consultant Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/06	12/31/06	Period(1)	7/1/06	12/31/06	Period(1)	Ratio(2)

Investment Class
Pennsylvania Mutual Fund	1,000.00	1,081.58	4.62	1,000.00	1,020.77	4.48	0.88%
Royce Micro-Cap Fund	1,000.00	1,093.16	7.60	1,000.00	1,017.95	7.32	1.44%
Royce Premier Fund	1,000.00	1,036.43	5.65	1,000.00	1,019.66	5.60	1.10%
Royce Total Return Fund	1,000.00	1,085.01	5.73	1,000.00	1,019.71	5.55	1.09%
Royce Opportunity Fund	1,000.00	1,081.93	5.82	1,000.00	1,019.61	5.65	1.11%
Royce Special Equity Fund	1,000.00	1,085.96	5.89	1,000.00	1,019.56	5.70	1.12%

Service Class
Pennsylvania Mutual Fund	1,000.00	1,080.65	5.98	1,000.00	1,019.46	5.80	1.14%
Royce Micro-Cap Fund	1,000.00	1,091.47	8.75	1,000.00	1,016.84	8.44	1.66%
Royce Premier Fund	1,000.00	1,035.45	6.62	1,000.00	1,018.70	6.56	1.29%
Royce Low-Priced Stock Fund	1,000.00	1,087.46	7.68	1,000.00	1,017.85	7.43	1.46%
Royce Total Return Fund	1,000.00	1,083.58	6.77	1,000.00	1,018.70	6.56	1.29%
Royce Heritage Fund	1,000.00	1,079.13	6.92	1,000.00	1,018.55	6.72	1.32%
Royce Opportunity Fund	1,000.00	1,080.84	6.77	1,000.00	1,018.70	6.56	1.29%
Royce Special Equity Fund	1,000.00	1,084.70	7.09	1,000.00	1,018.40	6.87	1.35%
Royce Value Fund	1,000.00	1,098.32	6.93	1,000.00	1,018.60	6.67	1.31%
Royce Value Plus Fund	1,000.00	1,098.52	6.66	1,000.00	1,018.85	6.41	1.26%
Royce Technology Value Fund	1,000.00	1,056.09	10.31	1,000.00	1,015.17	10.11	1.99%
Royce 100 Fund	1,000.00	1,076.86	7.59	1,000.00	1,017.90	7.37	1.45%
Royce Discovery Fund	1,000.00	1,136.08	8.02	1,000.00	1,017.69	7.58	1.49%
Royce Financial Services Fund	1,000.00	1,141.88	8.04	1,000.00	1,017.69	7.58	1.49%
Royce Dividend Value Fund	1,000.00	1,117.36	7.95	1,000.00	1,017.69	7.58	1.49%

Consultant Class
Pennsylvania Mutual Fund	1,000.00	1,077.22	9.79	1,000.00	1,015.78	9.50	1.87%
Royce Micro-Cap Fund	1,000.00	1,087.57	12.84	1,000.00	1,012.91	12.38	2.44%
Royce Premier Fund	1,000.00	1,031.89	10.76	1,000.00	1,014.62	10.66	2.10%
Royce Total Return Fund	1,000.00	1,079.55	10.85	1,000.00	1,014.77	10.51	2.07%

110 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/06	12/31/06	Period(1)	7/1/06	12/31/06	Period(1)	Ratio(2)

Consultant Class (continued)
Royce Heritage Fund(3)	1,000.00	1,072.13	13.01	1,000.00	1,012.65	12.63	2.49%
Royce Opportunity Fund	1,000.00	1,074.73	13.02	1,000.00	1,012.65	12.63	2.49%
Royce Special Equity Fund	1,000.00	1,079.80	11.53	1,000.00	1,014.12	11.17	2.20%
Royce Value Fund	1,000.00	1,092.19	13.13	1,000.00	1,012.65	12.63	2.49%
Royce Value Plus Fund	1,000.00	1,091.60	13.13	1,000.00	1,012.65	12.63	2.49%

Institutional Class
Royce Premier Fund	1,000.00	1,037.24	5.13	1,000.00	1,020.16	5.09	1.00%
Royce Low-Priced Stock Fund	1,000.00	1,088.94	6.32	1,000.00	1,019.16	6.11	1.20%
Royce Total Return Fund	1,000.00	1,084.30	5.20	1,000.00	1,020.21	5.04	0.99%
Royce Opportunity Fund	1,000.00	1,082.39	5.46	1,000.00	1,019.96	5.30	1.04%
Royce Special Equity Fund	1,000.00	1,086.42	5.52	1,000.00	1,019.91	5.35	1.05%
Royce Value Fund	1,000.00	1,099.59	5.50	1,000.00	1,019.96	5.30	1.04%
Royce Value Plus Fund	1,000.00	1,099.11	5.50	1,000.00	1,019.96	5.30	1.04%

W Class
Royce Premier Fund	1,000.00	1,037.18	5.44	1,000.00	1,019.86	5.40	1.06%
Royce Total Return Fund	1,000.00	1,084.27	5.62	1,000.00	1,019.81	5.45	1.07%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).
(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

FEDERAL TAX INFORMATION

In January 2007, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2006, if applicable.

2006 Supplemental Tax Information:

				Long-Term Capital
		% U. S. Govt	% Income Qualifying	Gain Distribution or
FUND	% QDI	Income	for DRD	Maximum Allowable (000’s)

Pennsylvania Mutual Fund	78.77%	N/A	79.61%	233,216
Royce Micro-Cap Fund	8.48%	N/A	6.94%	63,551
Royce Premier Fund	100.00%	N/A	100.00%	155,408
Royce Low-Priced Stock Fund	45.52%	N/A	24.20%	347,616
Royce Total Return Fund	98.35%	2.55%	100.00%	214,923
Royce Heritage Fund	7.27%	N/A	10.50%	2,963
Royce Opportunity Fund	68.65%	N/A	63.25%	229,532
Royce Special Equity Fund	100.00%	N/A	100.00%	51,062
Royce Value Fund	50.32%	N/A	47.20%	4,774
Royce Value Plus Fund	15.78%	N/A	11.12%	11,368
Royce Technology Value Fund	0.01%	N/A	3.75%	431
Royce 100 Fund	41.38%	N/A	40.42%	429
Royce Discovery Fund	22.93%	N/A	22.79%	188
Royce Financial Services Fund	53.32%	N/A	64.11%	155
Royce Dividend Value Fund	63.71%	N/A	73.14%	85

Definitions:

% QDI: Qualified Dividend Income; % of Net Investment Income and/or Short Term Capital Gains distributions that qualify for treatment at Long-Term Capital Gain rates.
% US Govt Income: % of Investment Income Paid from US Government Obligations.
% Income Qualifying for DRD: % of Investment Income eligible for the Corporate Dividend Received Deduction.

THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS | 111

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

    The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Russell 2500, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
    The Funds invest primarily in securities of mid-, small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
    This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

112 | THE ROYCE FUNDS 2006 REPORT TO SHAREHOLDERS

POSTSCRIPT

Thirteen Ways of Looking at a Small-Cap

Not all of our investment staff took “Modern Poetry” during our college days. And of those who did, not everyone paid as much attention as perhaps he or she should have. However, one member of our staff recalled a favorite poem from those days, “Thirteen Ways of Looking at a Blackbird” by the American poet Wallace Stevens. He was thinking of Stevens’s poem in the context of the terrific run enjoyed by small-caps over the last several years, and especially value stocks, versus some of our own portfolios’ performances. How do some small-cap value portfolios underperform in a banner year for small-cap value? Much of the answer obviously lies with relatively subpar stock picking. However, part of the answer also rests with the multiple ways that value is currently defined, which brings to mind the poem’s examination of thirteen perspectives on a blackbird being equally worthwhile, each worth seeing in its own light.
    As our investment staff has grown, our firm’s idea of what constitutes value in the small-cap world has expanded as well. We have noticed a similar enlargement in the wider financial world. Today, there are many ways of looking at small-cap stocks, far more than thirteen, even if one limits the search to include only value approaches. Some of the best known come from outside asset management. Morningstar, for example, uses a formula that puts half the weight for what defines a value stock on price-to-earnings (P/E) ratio. Several other traditional metrics fill out the other half. Frank Russell Company—home of our small-cap benchmark, the Russell 2000—uses an algorithm that also makes extensive use of P/E ratios in divvying up the small-cap universe into value and growth styles. Each company’s criteria are perfectly valid and useful tools to identify value stocks. We think that they are particularly valuable when looking at past performance and in examining historical trends for certain metrics within small-cap. In fact, we use them in these contexts all the time. However, their respective methodologies do not always coincide with the habits and practices of value-oriented portfolio managers such as ourselves.
    For example, nearly all of our managers use P/E ratios as part of their research and evaluation process—yet none of them gives it the same sizeable emphasis as Morningstar. In addition, while businesses experiencing a slowdown or cessation of earnings have traditionally been a happy hunting ground for value seekers—and not just here at Royce—these companies would not necessarily appear on the radar of someone looking for value stocks based primarily on P/E ratio. More importantly, we believe that earnings are vitally important, but there are other factors, such as the balance sheet and a firm’s cash flow characteristics, that we find equally important. Indeed, one of the reasons that balance sheet analysis—or, in the case of Buzz Zaino, price-to-book and price-to-sales ratio analysis—is so critical to our selection process is because of the vital role that assets play in a business’s ability to rebound from a period of poor or non-existent earnings. (In Buzz’s view, the combination of a company’s book value and sales levels, as each relates to stock price, performs a similar function as a catalyst for positive earnings.)
    At the end of the day, there may not be a single label that best describes what we do. The talented members of our investment staff share a broad general outlook of looking for what they deem to be terrific smaller companies trading at attractive prices, but they differ greatly in the particular way that each selects stocks. Any single rubric would neglect crucial elements in our overall portfolio process. We’re contrarians to the degree that our managers are looking in those areas of the market that are out of favor, but that does not tell enough of the story. Most of our managers share a passion for quality—companies with superb business fundamentals such as strong balance sheets, established records of earnings and the proven ability to generate free cash flow—yet some are more than happy to risk buying less quality in exchange for what they see as superb turnaround potential.
     And on it goes. We could never say it as poetically as Stevens, but we’re confident that our Funds’ long-term records, including seven portfolios with more than 10 years of history, exemplify the idea that there are many ways of finding profitable value in smaller stocks. Even if we can’t come up with a single word that says it perfectly.
THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

The RoyceFunds

Wealth Of Experience

With approximately $28.2 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds

It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services For Fund Materials, Performance Updates, Account Inquiries (800) 33-ROYCE (337-6923) Broker/Dealer Services For Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)

www.roycefunds.com
This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-REP-1206

A N N U A L R E V I E W
Royce Select Fund I Royce Select Fund II Royce Global Select Fund	AND R E P O R T T O S H A R E H O L D E R S 2006
TheRoyceFunds
www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

A GUIDE TO THE ROYCE SELECT FUNDS

Royce Select Fund I (RS1), co-managed by Chuck Royce and Lauren Romeo, may invest in both long and short positions in equity securities. The long portion of the Fund's portfolio is invested in a limited number of mid-, small- and micro-cap companies that Mr. Royce and Ms. Romeo currently deem to be high quality companies. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

Royce Select Fund II (RS2), co-managed by Chuck Royce and James Harvey, may invest in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested in a limited number of mid-, small- and micro-cap companies. Mr. Harvey currently uses a more opportunistic approach. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

Royce Global Select Fund (RGS), co-managed by Whitney George and David Nadel, may invest in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested in a limited number domestic and foreign mid-, small- and micro-cap companies that have attractive balance sheets, high internal rates of return and low leverage. It has the capacity to invest up to 25% of the Fund’s net assets in non-U.S. companies. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

WHO IS ELIGIBLE TO PURCHASE ROYCE SELECT FUNDS?

All three Royce Select Funds are designed for qualified investors, defined as one who meets the Securities and Exchange Commission's definition of the qualified client. The term “qualified client” includes:

a)
an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf ) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse) of more than $1,500,000 at the time of the purchase; or

b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.
The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund.
HOW CAN A QUALIFIED INVESTOR PURCHASE SHARES OF THE ROYCE SELECT FUNDS?

Royce Select Fund I is available directly through Royce or through advisors in Schwab's Mutual Fund Marketplace and T.D. Ameritrade Mutual Fund Network. It is not a part of Schwab's or any other NTF program.

Royce Select Fund II and Royce Global Select Fund are only available directly through Royce.

For more information, please call Investor Services at (800) 221-4268.

WHAT IS UNIQUE ABOUT ROYCE SELECT FUNDS?

The Funds share a unique fee and expense structure that is tied directly to each Fund's respective performance. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs all other ordinary expenses of each Fund. Each Fund's management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for the given Fund. If the total return recedes from the high watermark, no fee will be taken until the Fund's pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser's interests with the shareholders'. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary expenses charged to the Fund. Please read the Funds’ prospectus carefully before investing.

Charles M. Royce, President

During our security selection

process, we have historically

focused on five categories of risk:

valuation, business strategy,

market, portfolio and financial. Of

these, financial risk is probably the

most important. Small companies,

by virtue of their size, are generally

more fragile than large companies,

which makes the need for strong

financial condition paramount. But

how do we evaluate a company’s

financial strength?

One of the most important steps

involves a careful scrutiny of the

balance sheet. This evaluation is as

much art as science, which is one way

of saying that the process entails a

number of subjective measures in

addition to more objective,

quantifiable ones. It is not simply the

numbers that tell the story, but one’s

interpretation of their significance.

Rather than concentrate primarily

on long-term debt, we search for

companies whose balance sheets

Continued on Page 4...

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS December 31, 2006
						Since
	FUND	July- Dec[2]	1-Year	3-Year	5-Year	Inception (Date)

	Royce Select Fund I1	9.09%	13.03%	14.94%	13.70%	18.52%	11/18/98

	Royce Select Fund II1	3.94	17.25	n/a	n/a	16.52	6/30/05

	Royce Global Select Fund[1]	8.60	17.11	n/a	n/a	23.79	6/30/05

	Russell 2000	9.38	18.37	13.56	11.39	n/a

[1] The one-year results for each Fund and the since inception results for Royce Select Fund II and Royce Global Select Fund are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	[2] Not annualized.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

2 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

LETTER TO OUR SHAREHOLDERS

All Things Must Pass . . .

As one year fades into permanent night and a new one greets its first day, talk naturally turns to transitions. The movement from 2006 to 2007 offered far more than a change in calendars to mark the passage of one period to another: The political landscape shifted as Republicans gave way to Democrats; the Federal Reserve Board moved from raising interest rates to a neutral stance; a growing economy slowed; and the real estate bubble either burst or began to leak, depending on where you live. None of these events was surprising in and of itself. One lesson that the asset management business repeatedly teaches is that change is the only constant. And the stock market was hardly immune from its own significant movements in 2006—though it changed in ways that we did not anticipate. While we had been calling for lower returns throughout the market, the Russell 2000 and Dow Jones Industrial Average both reached new highs in December. This was the year’s biggest surprise for us, since some of the conditions for a slump or slowdown in stock prices—most critically a slower-growth economy—had been present throughout much of 2006. Although returns were high across all asset classes, we saw what appeared to be a shift in market leadership after the long-term period of dynamic outperformance for small-cap stocks relative to their larger peers.

     A possible shift in market leadership has admittedly been a bit of a preoccupation for us in our communications over the last couple of years. Yet 2006 ended without a clear sense of whether small- or large-cap stocks were leading the market into 2007. While small-cap (as measured by the Russell 2000) did better for the calendar-year period and led during the dynamic rallies that opened and closed the year, large-cap (as measured by the S&P 500) led during the second half of the year and from the previous high in May 2006 through the end

We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 3

show low leverage. We measure

leverage more broadly by looking at

the ratio of assets to stockholders’

equity. Using this method allows us

to note net changes in long- and

short-term debt, as well as in

accounts receivable. Items that can

have an adverse effect on a

company, such as higher-than-usual

levels of receivables or increasingly

bulging inventories, are not always

financed as long-term debt. This

type of examination paints what we

believe is a more complete picture.

Our general rule-of-thumb is to look

for a two-to-one ratio of assets to

stockholders’ equity for non-financial

companies. This represents

what we refer to as the company’s

“margin of safety.”

If a company is carrying too much

debt, it impedes its own ability to

meet the challenge of out-of-left-field

occurrences such as lawsuits

and overseas currency crises. A

conservatively capitalized company

can better weather these storms

because it has the necessary financial

reserves to do so, while a company

with too much debt on the balance

sheet runs a greater risk that stormy

weather will turn into a hurricane.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

of the year. We had guessed that large-cap would have a firmer grip on market leadership before December bade farewell, though we were more on target regarding the shift in market leadership than we were in expecting lower returns. In any case, the strong absolute returns of 2006 were welcome, though surprising, news, especially as they benefited smaller companies (to say nothing of Royce-managed portfolios). We’ll gladly exchange that for another forecast being partially incorrect.

     The critical question for any investor is how best to deal with a new market-cycle phase that seems likely—to us, anyway—to be different from the last several years of strong returns and relative performance dominance for smaller stocks. We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style. The last seven years were the reverse of the late ’90s, when large-cap stocks were enjoying a long period of relative outperformance and, within the small-cap universe, growth mostly outpaced value. Having noted that any market cycle contains a hidden expiration date, we remain optimistic about the prospects for small-cap stocks. Our security selection process does not divide the small-cap world into value and growth segments. More importantly, we currently see many companies that we regard as high-quality businesses that have not fully participated in the small-cap bull run. Our task remains what it has always been: to search throughout the small-cap world for what we think are great businesses trading at attractive stock prices.

It’s All Too Much
After finishing 2005 with nearly identical returns, the small-cap Russell 2000 took back sole possession of the relative outperformance crown in 2006. The small-cap index gained 18.4% versus 15.8% for the S&P 500 and 9.5% for the Nasdaq Composite. Putting aside its calendaryear relative underperformance, it was a terrific year for large-cap stocks. The lion’s share of small-cap’s performance edge in 2006 occurred during the first quarter, a period during which the Russell 2000 gained an impressive 13.9%, compared to a relatively paltry gain of 4.2% for the S&P 500. However, during the less dynamic second (-5.0% versus -1.4%) and third quarters (+0.4% versus +5.7%), the Russell 2000 decisively trailed the large-cap index. Third-quarter strength was also key to large-cap’s advantage over its small-cap counterparts during the second half of the year: from 6/30/06 through 12/31/06, the Russell 2000 was up 9.4% versus a gain of 12.7% for the large-cap index. Small-cap managed to outpace the S&P 500 during the dynamic fourth quarter (+8.9% versus +6.7%), though the fourth quarter saw the large-cap index finally show a positive performance on a total

4 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

return basis from its peak established in March 2000. The S&P 500 also enjoyed its strongest calendar-year performance since 2003.

        Equally important from our perspective—because of the emphasis we put on down-market performance—was the fact that large-cap also finished ahead of small-cap from the earlier peak on 5/5/06 through 12/31/06, up 8.4% versus 1.6% for the Russell 2000. In our estimation, these stronger performances in the down and relatively flat periods of 2006 provide the most accurate barometer of the market’s subsequent near-term direction. We continue to believe that where investors go when stock prices fall is a telling indicator of nascent market leadership. Last January, we surmised that small-cap was apt to lead in any bullish period, while large-cap would lead in any bearish market environment. By the end of the second quarter, we felt differently. Issues with the economy and contracting worldwide liquidity had us convinced that large-cap was likely to capture leadership in an uptick as well as a downturn, and this reasoning proved sound until the rally that sparked the fourth quarter. What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk. Micro-cap companies, as measured by the Russell Microcap index, posted significant gains in both the first (+14.1%) and fourth quarters (+10.3%) of 2006, something paralleled by some of our own portfolios with significant microcap exposure. Whether this late surge indicated ongoing small-cap strength remains to be seen.

Long, Long, Long
It certainly seems that small-cap value has been leading its growth counterpart, as measured by the Russell 2000 Value and Russell 2000 Growth indices, for a long, long, long time. Two thousand six actually marked the third consecutive year of value’s outperformance and sixth out of the last seven. Unlike 2005, which saw a narrowing performance spread between small-cap value and growth, 2006 was a year in which value substantially outperformed growth within small-cap. The Russell 2000 Value index was up an impressive 23.5% for the calendar year, while the Russell 2000 Growth index posted a return of 13.4%, a respectable result on an absolute basis, but more than one thousand basis points behind its value sibling. This considerable advantage for small-cap value only widened its advantage over long-term time periods. The Russell 2000 Value index outgained the Russell 2000 Growth index for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/06.

        One interesting sidebar to the recent performance dominance of small-cap value has been its strength during upswings. It’s generally expected that value will prove its mettle during flat or down market periods, and this was certainly the case during the short-lived downdrafts of 2006, as small-cap value bested growth in the second (-2.7% versus -7.3%) and third quarters (+2.6% versus -1.8%). Yet small-cap value was also competitive in the first-quarter rally (+13.5% versus

What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 5

LETTER TO OUR SHAREHOLDERS

We also view financially strong

companies as well-positioned to grow.

The assets of these companies are

derived more from retained earnings

than paid-in capital; i.e., they have

the ability to foster growth out of

their own success as a business.

The balance sheet and its

accompanying footnotes and

schedules also reveal companies whose

businesses are conservatively

managed: debts are written off early,

LIFO inventories are used that may

understate profits, and asset

ownership and depreciation are the

norm as opposed to leasing. Such

practices give us critical insight into

the way a company operates. The

presence or absence of such items tells

us something about management and

their goals for the company.

Other factors are also important to

risk-focused investment managers like

us. We ask certain questions as we

study annual reports and financial

statements: What is the schedule for

bad debt provision? Is the company

massaging earnings in the short-term

via advertising or repair

expenditures? Are there any notices

Continued on Page 8...

+14.4%), and actually held a slight advantage over small-cap growth in the similarly dynamic fourth quarter (+9.0% versus +8.8%). So while down- and flat-market returns were key to outperformance in the calendar year, strong absolute results in short-term upticks also helped the Russell 2000 Value index hang on to its significant performance edge in 2006.

You’re Asking Me, “Will My Fund Grow?”
We were very pleased with the strong absolute returns for the three Select Funds in 2006. On a relative, pre-redemption-fee basis, both Royce Select Fund II and Royce Global Select Fund outgained the Russell 2000, while Royce Select Fund I came up short versus the small-cap index. Interestingly, all three Funds trailed the Russell 2000 in the second half, a period of less extreme returns than during the first half of the year, in which a fervid first-quarter rally was followed by a bearish second quarter. By contrast, the second half began with an underwhelming third quarter, when equity returns generally ranged from slightly negative to marginally positive (and in which only Royce Select Fund I outperformed the Russell 2000). The year’s second rally kicked off the fourth quarter, but returns were not as high. Each of the Select Funds posted a solid absolute gain for the quarter, though each was also behind the small-cap index.

      Although there are important differences among all three portfolios, each had some similar sector strength in 2006. Industrial Products and Technology holdings as a group did well in all three Funds, posting strong net gains in each portfolio. In Royce Select Fund I, Financial Services also did well, its performance boosted by two individual holdings. Industrial Services and Natural Resources posted respectable net gains in Royce Select Fund II. Royce Global Select also had terrific performance from holdings in the Natural Resources sector, as precious

6 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

metals and mining companies saw a resurgence late in the year and were among the top beneficiaries of the overall market rally during the fourth quarter.

Dark Horse
As it relates to stock-market investing, quality is conventionally defined as a company’s ability to generate consistent growth in earnings and dividends over long-term time periods. It’s a definition that we agree with in large part. Some stock market observers, however, also hold that quality is the near-exclusive province of large-cap companies, mostly because their size and multiple lines of business are thought to make them less risky. By contrast, small-cap companies have traditionally been regarded as more volatile and speculative, and thus lacking the greater level of safety of their larger-cap cohorts. Here, of course, we part company with the conventional wisdom. We have always found quality companies in the small-cap world, and over the years have cultivated a pronounced preference for high-quality small-cap businesses.

     Why is this significant now? We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks. Economic growth has slowed, corporate profit growth has likely peaked, and global liquidity has shown signs of contracting. Traditionally, more modest economic growth, coupled with an erosion of excess global liquidity, has favored higher quality stocks, as money flows to safer investments. Although it may seem surprising in light of small-cap value’s recent results, many high-quality small-cap stocks look attractively undervalued to us in the current market climate. Moving the capitalization parameters beyond small-cap, quality still appears undervalued. According to the Merrill Lynch Quantitative Strategy Quality Indices, the highest quality stocks (those with “A+” ratings) had an average forward price to earnings ratio of 17 times 2007 earnings, while the lowest quality stocks (those with “C” or “D” ratings) traded at an average 42 times 2007 earnings at the end of December 2006 (See the chart above).

     We have always believed that smaller companies with sound fundamentals should deliver strong absolute returns over the long term, especially when purchased at attractively low prices (a critical element in our security selection process). Our quest for quality typically

We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 7

or indications of pending

litigation? We take an in-depth look

at the ratio of retained earnings to

total equity and capitalized items

such as development costs. All of

these factors may have a bearing on

a company’s—and by extension our

own— exposure to risk. We take

time to look back and compare

balance sheets (as well as the rest of

the financial statements) from

previous years because we are

interested in the history of a

company. We look for changes from

period to period that can tell us

about a company’s direction. If the

balance sheet takes a shape we like,

we want to understand how it

evolved to its current status.

The process of balance sheet analysis

is often time-consuming, seldom

exciting and certainly never

glamorous. It is critical, however, in

our search to find the kind of healthy

small-cap companies that have been

our mainstay for 30 years.

	LETTER TO OUR SHAREHOLDERS

			Percent of Portfolio/Index
		Return on Assets	Included in ROA Calculation

	Royce Select Fund I1	9.2	63%

	Royce Select Fund II1	7.3	72

	Royce Global Select Fund[1]	12.9	73

	Russell 2000	5.9	71

	[1]Results are the asset-weighted average trailing 12-month ROA for the U.S. traded non-financial common stock in each Fund’s portfolio as of 12/31/06.

begins with an examination of a company’s historical returns. We examine a business’s returns over full market cycles, with close emphasis paid to seeing precisely how those returns were achieved. Another metric we examine with particular scrutiny is return on assets (ROA), defined as net income divided by assets. This ratio helps to reveal to us the first markings of a quality company. Of course, for most of our managers, a company’s balance sheet, record of success as a business and potential for a profitable future are also critically important. Our disciplined, bottom-up approach focuses on identifying companies that are generating strong (or improving) free cash flow and returns on capital. Our goal is to find quality companies that are trading at a discount to our estimate of their worth as a business.

     We believe that the long-term records of The Royce Funds show that we have successfully identified growing businesses that are capable of both producing free cash and surviving potential difficulties in the stock market or the economy. For example, our Select Funds’ portfolios have significant equity investments in U.S.-traded, non-financial common stocks that have a weighted average return on assets (ROA) greater than such companies contained in the Russell 2000. (See the table above). While these Funds may suffer underperformance periods from time to time, our belief is that a turn to quality in the market would benefit companies with such metrics, especially over long-term, full-market cycles. They are the small-cap universe’s ’dark horses,’ companies that have strong fundamentals, but so far may not have enjoyed the full benefits of small-cap’s extended run.

Here Comes The Sun

The beginning and end points of market cycles are always unpredictable, and the timing of any leadership change often looks arbitrary until well after it has been established. It’s also important to remember that the market’s moves do not always make sense, at least until other, related factors come to light with the passage of time. Small-cap has enjoyed an extraordinary run over the last seven years. However, as this long-term small-cap rally matures, the asset class may become increasingly vulnerable to a correction. We do not see the possibility of either a period of large-cap leadership or a potential small-cap correction as bad

8 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

news for investors with a long-term outlook. While a downturn would cause pain in the short run for small-cap investors, it would also present ample purchase opportunities. We also think that many of the high-quality small-caps we already own would potentially thrive beyond the difficulties of a hopefully short-term correction. Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small-and micro-cap stocks. As the song says, “It’s all right.”

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2007

Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 9

10 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

TRUSTEES AND OFFICERS

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION:	Charles M. Royce, Trustee*, President
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 52	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION:	Donald R. Dwight, Trustee
Age: 75	Number of Funds Overseen: 25
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

NAME AND POSITION:	Richard M. Galkin, Trustee
Age: 68	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:	William L. Koke, Trustee
Age: 72	Number of Funds Overseen: 25
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 64	Number of Funds Overseen: 46
Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

NAME AND POSITION:	David L. Meister, Trustee
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 61	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:	John D. Diederich, Vice President and Treasurer
Age: 55
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce (since March 2002); Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

NAME AND POSITION:	Jack E. Fockler, Jr., Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

NAME AND POSITION:	W. Whitney George, Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 44
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:	John E. Denneen, Secretary and Chief Legal Officer
Age: 39
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002); Secretary of The Royce Funds (from 1996 to 2001 and since April 2002); and Principal of Credit Suisse First Boston Private Equity (from 2001 to 2002).

NAME AND POSITION:	Lisa Curcio, Chief Compliance Officer
Age: 47
Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

*	Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 11

ROYCE SELECT FUND I

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Managers’ Discussion
The recent run of high returns for small-cap stocks remained a bit confusing to us with regard to the relative performance of Royce Select Fund I (RS1) in 2006. Value stayed in vogue—as demonstrated by the Russell 2000 Value index continuing to dominate its growth counterpart in 2006—yet quality, at least as we define it in the Fund’s limited portfolio, looked underappreciated, and was certainly underpurchased, throughout the year. RS1 gained 15.0% in 2006, trailing its small-cap benchmark, the Russell 2000, which gained 18.4%. Nonetheless, we were pleased with the Fund’s calendaryear showing on an absolute basis. RS1 performed much as we would anticipate for a valueoriented portfolio. It trailed the Russell 2000 during the upswings of the first (+10.3% versus +13.9%) and fourth quarters (+7.5% versus +8.9%), and was ahead of the small-cap index during both the bearish second quarter (-4.5% versus -5.0%) and the mostly flat third quarter (+1.5% versus +0.4%). The upshot was a narrow second-half underperformance relative to the Russell 2000 (+9.1% versus +9.4%). A somewhat mitigating factor was the Fund’s stronger relative return from the most recent small-cap peak on 5/5/06 through 12/31/06, a period in which RS1 was up 2.5% versus 1.6% for the Russell 2000.

     When looking at market cycle and other longer-term periods, the Fund’s results improved on a relative basis and remained strong on an absolute basis. From the previous small-cap market peak on 3/9/00 through 12/31/06, RS1 outgained the Russell 2000 by a comfortable margin, up 156.5% versus a gain of 41.7% for the benchmark. During the mostly bullish phase from the small-cap market trough on 10/9/02 through 12/31/06, the Fund also outpaced the Russell 2000, with a gain of 179.2% versus 153.5% for the small-cap index. These market cycle returns were a significant factor in RS1’s strong absolute and relative performances over calendar-based periods. The Fund outperformed the Russell 2000 for the three-year, five-year and since inception (11/18/98) periods ended 12/31/06. RS1’s average annual total return since inception was 18.5%.

July - December 2006*	9.09%

One-Year	15.02

One-Year (Net)[1]	13.03

Three-Year	14.94

Five-Year	13.70

Since Inception (11/18/98)	18.52
* Not annualized.
1 One-year result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

     All but two of the Fund’s sectors posted net gains in 2006. Of those in the red—Consumer Services and Natural Resources—respective net losses were mostly the result of dismal performance from two of the Fund’s names on the “Good Ideas at the Time” list. Westwood One supplies radio

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RS1	AllianceBernstein Holding L.P.	$454,518

2006	15.0%	SEI Investments	376,752

2005	10.9	RSA Security	355,510

2004	19.1	Plexus Corporation	224,712

2003	48.7	Technitrol	197,760

2002	-15.8

2001	24.5

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

2000	15.0

1999	35.4

TOP 10 POSITIONS (% of Net Assets)

AllianceBernstein Holding L.P.	6.2%

SEI Investments	4.2

Adesa	2.6

Ritchie Bros. Auctioneers	2.3

eFunds Corporation	2.3

Grupo Aeroportuario del Centro Norte ADR	2.2

GSI Group	2.2

Corinthian Colleges	2.1

Navigant Consulting	2.1

Cognex Corporation	2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services	20.1%

Technology	20.0

Industrial Services	17.6

Consumer Services	8.1

Industrial Products	6.6

Consumer Products	4.3

Financial Intermediaries	4.2

Health	3.6

Natural Resources	2.6

Miscellaneous	2.5

Cash and Cash Equivalents	10.4

12  |  THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

content. In a difficult environment for ad revenues, the firm saw its profits decline and forecasted further losses for the short run. Although we sold our position in October as a tax loss, we repurchased shares in November based on our belief that its ad revenues can eventually recover and that its role as a content provider has growth potential, especially with the advent of satellite and high-definition radio. We also liked its free cash flow characteristics. International Coal Group endured as much adversity as a character in a Dickens novel, including revised earnings guidance for fiscal 2006, one mine closing, a fire in another, adverse conditions in a third and the bankruptcy of a major coal supplier. We liked the long-term prospects for its industry and the firm’s generous assets. eResearch Technology comes from outside of Consumer Services and Natural Resources. The company provides digitally based cardiac screening technology and services. An earnings disappointment caused anxiety among investors, but at the end of 2006 we thought that its promising business, balance sheet and new management made it worth holding, so we built our position throughout the year.

     The Fund’s two best-performing sectors on a dollar basis were Technology and Financial Services. Each also saw dominant performances from certain holdings. RSA Security had low debt and an attractive core business of providing Internet security services for electronic businesses, such as encryption and identity protection. Its share price soared on news that it would be acquired, prompting us to sell our position in late June. Plexus Corporation provides a variety of
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,432 million

		Weighted Average P/E Ratio		20.6x

		Weighted Average P/B Ratio		2.5x

		Weighted Average Yield		1.1%

		Fund Net Assets		$23 million

		Turnover Rate		45%

technological services, including product development, material procurement and distribution. Its share price peaked in the spring of 2006, but did not decline enough to keep it from being a top gainer on a dollar basis. It remained a conservatively capitalized business with positive earnings, in spite of its stock price struggles. Although calendar third-quarter revenues for asset manager AllianceBernstein Holding were not quite as lofty as Wall Street had been anticipating, solid earnings helped the firm to shake off a second-quarter price drop and finish the year as RS1’s top gainer on a dollar basis.
		Number of Holdings		60
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
		Symbol (Investment Class)		RYSFX
Westwood One	$322,452
		MORNINGSTAR STATISTICAL MEASURES*
eResearch Technology	300,754
			RS1	Category Median	Best Quartile Breakpoint
International Coal Group	279,978

Cognex Corporation	123,209	Sharpe Ratio	0.76	0.58	0.76

Nam Tai Electronics	121,026	Standard Deviation	15.39	15.92	14.65

		Beta	1.10	1.02	0.91
		*Five years ended 12/31/06. Category Median and Best Quartile Breakpoint based on 347 small-cap objective funds (oldest class only) with at least five years of history.

		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RS1	13.70%	15.39	0.89

		Russell 2000	11.39	17.16	0.66
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  13

ROYCE SELECT FUND II

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Managers’ Discussion
The calendar-year performance for Royce Select Fund II (RS2) was strong on both an absolute and relative basis. The Fund outgained its small-cap benchmark, the Russell 2000, with a return of 19.8% versus 18.4% for the small-cap index. We were very pleased with RS2’s showing, though its second-half results were a relative disappointment. The Fund substantially outperformed the Russell 2000 in the first half of the year (+15.2% versus +8.2%), which included better results in both the bullish first quarter (+18.3% versus +13.9%) and bearish second quarter (-2.6% versus -5.0%). Unfortunately, RS2’s second-half performance reversed this desirable trend. The Fund lost ground in the nondescript third quarter (-2.2% versus +0.4%) as well as in the fourth quarter’s dynamic rally (+6.3% versus +8.9%).

     Fortunately, RS2’s underwhelming second half did little harm to the Fund’s early performance advantage over its benchmark for the one-year and since inception (6/30/05) periods ended 12/31/06. We remained pleased that the Fund’s early results were strong on both an absolute and relative basis, leaving us very satisfied with its performance during its brief tenure. The Fund’s average annual total return since inception was 16.3%.

     One area in which the Fund saw first-half net gains give way to second-half net losses was in exchange-traded funds (ETFs), primarily in a single short position. This was true to our value bias, as we thought that several areas of the stock market continued to look overvalued in the second half, particularly the Nasdaq 100. In August, we went short with an ETF that seeks daily results twice that of the Nasdaq 100, Ultra QQQ ProShares. Our bearishness proved premature, as

July - December 2006*	3.94%

One-Year	19.76

One-Year (Net)[1]	17.52

Since Inception (6/30/05)[1]	16.52
* Not annualized.
1 The Fund’s one-year and since-inception results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

its price began to rise shortly after we took our position and thus it posted the Fund’s largest net loss on a dollar basis for the year. We closed the position out late in December. We began to sell our shares of Storm Cat Energy in August as its price fell amidst a difficult second half for many energy stocks. We still thought highly of its core business, but we saw opportunities elsewhere. Generic drug maker Hi-Tech Pharmacal saw its stock price decline as it faced pricing pressure resulting from its industry’s doldrums and slower-than-expected FDA approvals for new drugs. We took advantage of its slumping share price

TOP 10 LONG POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Caraco Pharmaceutical Laboratories	3.9%	Insteel Industries	$27,688

Armor Holdings	2.6	Caraco Pharmaceutical Laboratories	21,838

Acacia Research-Acacia Technologies	2.4	Haynes International	20,522

Hi-Tech Pharmacal	2.4	Universal Stainless & Alloy Products	17,667

Chardan North China Acquisition	2.3	Comtech Group	14,411

Haynes International	2.3

Grupo Aeroportuario del Centro Norte ADR	2.0

Royal Gold	1.8

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Alliance Data Systems	1.8

Global Sources	1.7

TOP 2 SHORT POSITIONS (% of Net Assets)

Nasdaq - 100 Index	-5.1%

Internet Infrastructure HOLDRs Trust	-3.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	22.5%

Health	19.8

Industrial Services	13.3

Natural Resources	11.9

Industrial Products	11.8

Financial Intermediaries	6.3

Financial Services	4.4

Consumer Products	2.6

Consumer Services	0.7

Miscellaneous	4.9

Cash and Cash Equivalents	1.8

14 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

and built our position based on our hopes for an eventual rebound in its business, its strong balance sheet and its promising new products in the pipeline for approval. It was the Fund’s fourth largest holding at the end of December.

     RS2’s largest holding at year-end was Caraco Pharmaceutical Laboratories. The firm bucked the downward trend that plagued so many drug—as well as other healthcare—companies in 2006 and was a strong performer throughout the year. We were initially drawn to its newer management, terrific product pipeline in generic drugs, and what appeared to us as ample hidden earnings potential owing to the firm’s arrangement with a large Indian pharmaceutical business that owns a majority of the Caraco’s stock. FDA approvals during 2006 of over-the-counter treatments for diabetes and other diseases helped to keep its share price in ever-improving health. Insteel Industries manufactures concrete reinforcing metal products. After reporting highly improved earnings for the fiscal first quarter of 2006, when we began to reduce our position, the firm enjoyed a second consecutive strong quarter. However, Insteel also announced that it was selling its well-regarded industrial-wire business, which helped to cause a steep decline in its stock price. This led us to purchase shares again in November. Its earnings remained solid, and the company bought back shares as its share price declined, which kept our confidence high at the end of December.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$456 million

		Weighted Average P/E Ratio	17.7x*

		Weighted Average P/B Ratio	2.3x

		Weighted Average Yield	0.3%

		Fund Net Assets	$1.8 million

		Turnover Rate	443%

     Haynes International makes specialty alloys for the aerospace and chemical processing industries. The firm emerged from bankruptcy late in 2004 with no analyst coverage and soon looked attractively undervalued to us. We first bought shares late in 2005 and re-initiated a position in March 2006. When the company reported record revenues for its fiscal third quarter, other investors began to notice. We began to take gains in October. Universal Stainless & Alloy Products also makes specialized alloy products. Two consecutive quarters of record earnings helped to galvanize its share price. We took some gains in November and December.
		Number of Holdings	98
GOOD IDEAS AT THE TIME
2006 Net Realized and Unrealized Loss		Symbol (Investment Class)	RSFDX
Ultra QQQ ProShares (Short)	$26,727
		* Excludes 17% of portfolio holdings with zero or negative earnings as of 12/31/06.
Hi-Tech Pharmacal	19,637

Storm Cat Energy	11,093

TVI Corporation	8,482

International Coal Group	7,670

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  15

ROYCE GLOBAL SELECT FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Although its second-half return was not quite as strong on a relative basis as its first-half result, it was more than enough to help Royce Global Select Fund (RGS, formerly Royce Select Fund III) post laudable absolute and relative performance in 2006. The Fund gained 19.4% in 2006, ahead of its small-cap benchmark, the Russell 2000, which was up 18.4%. The Fund distinguished itself in the first half, despite trailing the Russell 2000 in the dynamic first quarter (+12.1% versus +13.9%), by losing far less in the bearish climate of the second quarter (-1.9% versus -5.0%). However, the Fund declined further in the third quarter (-3.2% versus +0.4%) before outpacing its benchmark in the fourth-quarter rally (+12.2% versus +8.9%). So while its late-year rebound was welcome, the Fund trailed the Russell 2000 in the second half, up 8.6% versus 9.4% for the small-cap index. The Fund did stay ahead of its benchmark from the interim small-cap peak on 5/5/06 through 12/31/06, up 4.0% versus 1.6% for the Russell 2000.

     We have been very pleased with the Fund’s results. Although we never place too much significance on short-term returns, even when they’re positive, RGS’s early performance has been encouraging on an absolute and relative basis. The Fund outperformed the Russell 2000 for the one-year and since inception (6/30/05) periods ended 12/31/06. RGS’s average annual total return since inception was 23.8%.

     Each of the Fund’s sectors showed net gains in 2006, led by Natural Resources, Industrial Products and Technology on a dollar basis. Within Natural Resources, precious metals and mining not only led the sector in dollar-based gains, but also outgained each of the Fund’s other sectors on a dollar basis. Six of the Fund’s top twenty gainers came from that industry in

July - December 2006*	8.60%

One-Year	19.40

One-Year (Net)[1]	17.11

Since Inception (6/30/05)[1]	23.79
* Not annualized.
1 The Fund’s one-year and since-inception results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

2006. At the end of the year, our take on the long-term prospects for both energy and precious metals stocks remained positive. We have chosen to act opportunistically, occasionally buying on dips and at times trimming on upticks, our eyes focused firmly on the long view. After building our position in March and October, we trimmed our

TOP 10 POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Ivanhoe Mines	4.3%	Western Silver	$20,631

IPSCO	3.5	Metal Management	18,747

Unit Corporation	3.0	Ivanhoe Mines	16,303

Metal Management	2.8	Cogent Communications	16,200

Florida Rock Industries	2.7	Silver Standard Resources	13,828

Woodward Governor	2.5

Schnitzer Steel Industries Cl. A	2.5

Knight Capital Group Cl. A	2.4

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Foundry Networks	2.3

Harris Steel Group	2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	23.4%

Natural Resources	18.4

Health	8.1

Consumer Services	6.3

Technology	6.0

Industrial Services	5.3

Consumer Products	5.1

Financial Intermediaries	4.3

Financial Services	1.4

Cash and Cash Equivalents	21.7

16 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

position later in October in Ivanhoe Mines, the Fund’s largest holding at year-end, as its share price climbed. Glamis Gold’s acquisition of Western Silver at a substantial premium this past May gave us an impressive net gain. We also added to our position in Silver Standard Resources in May and purchased shares of Agnico-Eagle Mines in September.

     Two of the Fund’s larger energy services holdings were also its two largest losers on a dollar basis. Canadian energy services company Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. Its share price hit an all-time high early in 2006 and was mostly on a downward slide through the rest of the year, even as it continued to post solid earnings. We began to purchase shares at what we judged to be attractive prices during June and September. The price of Ensign Energy Services also fell during 2006. We continued to think highly of its position as Canada’s second largest land-based drilling contractor and third largest well servicing contractor, and added to our stake in September and December, following a decline in natural gas prices.

     Elsewhere in the portfolio, two metal fabrication and distribution companies in Industrial Products delivered strong net gains. After correcting between May and early September, the share price of scrap metal recycling services company Metal Management showed new life, helped in part by strong earnings. It was a top-ten holding at year-end. Another member of the top ten, Harris Steel Group, processes, fabricates and installs steel products. Its price began to rise in November with news of a second consecutive quarter of better-than-expected earnings, followed by the
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$1,286 million

			Weighted Average P/E Ratio	11.6x

			Weighted Average P/B Ratio	2.7x

			Weighted Average Yield	0.7%

			Fund Net Assets	$1.6 million

			Turnover Rate	50%

		announcement in December that is was being acquired by a larger competitor. In the Technology sector, Cogent Communications provides high-speed Internet access and Internet protocol communications services to small- and medium-sized businesses and communication providers. We thought highly of the firm’s aggressive acquisitions of dark fiber (fiberoptic cable that is not live) capacity in the aftermath of the Internet crash. It seemed to benefit from a friendlier environment for Tech businesses in the fourth quarter.	Number of Holdings	50
GOOD IDEAS AT THE TIME
2006 Net Realized and Unrealized Loss			Symbol (Investment Class)	RSFTX
Trican Well Service	$6,095

Ensign Energy Services	4,529

Simpson Manufacturing	3,879

Arkansas Best	3,194

Unit Corporation	3,009

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS  |  17

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

     The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 60-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Five-year Sharpe Ratios, standard deviations and betas for Royce Select Fund I were provided by Morningstar, Inc.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Fund — Royce Global Select Fund
At a Special Meeting of Shareholders held on October 4, 2006, the Fund’s shareholders approved the following:
Proposal — Approve elimination of the Fund’s fundamental investment restriction limiting its investment in the securities of foreign issuers.

Votes for	92,515

Withhold	0

Abstain	0

18 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2006

Royce Select Fund I

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 89.6%			Medical Products and Devices - 1.5%
			Arrow International	10,000	$353,800
Consumer Products – 4.3%
Apparel and Shoes - 1.5%			Total (Cost $706,359)		842,895
Columbia Sportswear	6,300	$350,910
			Industrial Products – 6.6%
Sports and Recreation - 1.1%			Automotive - 1.6%
Polaris Industries	5,300	248,199	Gentex Corporation	23,900	371,884

Other Consumer Products - 1.7%			Machinery - 2.3%
Fossil [a]	17,600	397,408	Lincoln Electric Holdings	3,800	229,596
			Rofin-Sinar Technologies [a]	5,300	320,438
Total (Cost $827,171)		996,517
					550,034
Consumer Services – 8.1%
Media and Broadcasting - 0.6%			Metal Fabrication and Distribution - 1.3%
Westwood One	20,000	141,200	Metal Management	7,800	295,230

Retail Stores - 0.8%			Other Industrial Products - 1.4%
Tuesday Morning	12,600	195,930	Brady Corporation Cl. A	8,600	320,608

Other Consumer Services - 6.7%			Total (Cost $1,092,993)		1,537,756
Collectors Universe	13,000	174,200
Corinthian Colleges [a]	36,900	502,947	Industrial Services – 17.6%
MoneyGram International	13,300	417,088	Commercial Services - 13.3%
†Universal Technical Institute [a]	21,000	466,410	†Acquicor Technology (Units) [a]	30,000	217,500
			Adesa	21,900	607,725
		1,560,645	Copart [a]	10,000	300,000
			eResearch Technology [a]	63,600	428,028
Total (Cost $1,750,545)		1,897,775	†Grupo Aeroportuario del Centro
			Norte ADR [a]	22,800	507,528
Financial Intermediaries – 4.2%			Grupo Aeroportuario del Sureste ADR	8,200	348,254
Banking - 1.1%			MPS Group [a]	15,600	221,208
Bank of N.T. Butterfield & Son	4,664	262,350	†Navigant Consulting [a]	25,000	494,000

Real Estate Investment Trusts - 1.7%					3,124,243
Capital Trust Cl. A	7,900	394,526
			Industrial Distribution - 2.3%
Other Financial Intermediaries - 1.4%			Ritchie Bros. Auctioneers	9,900	530,046
MarketAxess Holdings [a]	23,900	324,323
			Transportation and Logistics - 2.0%
Total (Cost $697,439)		981,199	Arkansas Best	8,100	291,600
			Universal Truckload Services [a]	7,700	182,875
Financial Services – 20.1%
Information and Processing - 7.4%					474,475
eFunds Corporation [a]	19,200	528,000
Morningstar [a]	4,600	207,230	Total (Cost $3,298,091)		4,128,764
SEI Investments	16,700	994,652
			Natural Resources – 2.6%
		1,729,882	Energy Services - 2.0%
			†Calfrac Well Services	14,400	272,898
Insurance Brokers - 3.1%			†Oil States International [a]	6,200	199,826
Brown & Brown	10,000	282,100
Gallagher (Arthur J.) & Co.	15,000	443,250			472,724

		725,350	Precious Metals and Mining - 0.6%
			†International Coal Group [a]	25,000	136,250
Investment Management - 9.6%
AllianceBernstein Holding L.P.	18,200	1,463,280	Total (Cost $566,291)		608,974
†Highbury Financial [a]	45,300	264,099
†Highbury Financial (Warrants) [a]	90,600	149,490	Technology – 20.0%
Nuveen Investments Cl. A	7,100	368,348	Aerospace and Defense - 3.5%
			HEICO Corporation Cl. A	14,800	482,184
		2,245,217	Innovative Solutions and Support [a]	20,500	349,115

Total (Cost $2,506,739)		4,700,449			831,299

Health – 3.6%			Components and Systems - 3.0%
Drugs and Biotech - 2.1%			Electronics for Imaging [a]	16,300	433,254
†Biosite [a]	4,700	229,595	Plexus Corporation [a]	6,300	150,444
Perrigo Company	15,000	259,500	Technitrol	5,500	131,395

		489,095			715,093

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 19

SCHEDULES OF INVESTMENTS

Royce Select Fund I (continued)			Royce Select Fund II

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 98.2%
Distribution - 1.4%
Benchmark Electronics [a]	13,050	$317,898	Consumer Products – 2.6%
			Apparel and Shoes - 1.8%
Internet Software and Services - 1.5%			Shoe Pavilion [a]	2,200	$16,170
†WebEx Communications [a]	10,200	355,878	True Religion Apparel [a]	1,000	15,310

IT Services - 4.5%					31,480
Ceridian Corporation [a]	15,600	436,488
Perot Systems Cl. A [a]	17,300	283,547	Other Consumer Products - 0.8%
Syntel	12,600	337,680	†Leapfrog Enterprises [a]	1,600	15,168

		1,057,715	Total (Cost $45,297)		46,648

Semiconductors and Equipment - 4.3%			Consumer Services – 0.7%
Cognex Corporation	20,600	490,692	Retail Stores - 0.7%
GSI Group [a]	52,300	506,787	†Circuit City Stores	700	13,286

		997,479	Total (Cost $13,753)		13,286

Telecommunications - 1.8%			Financial Intermediaries – 6.3%
Foundry Networks [a]	27,900	417,942	Banking - 1.0%
			†Nexity Financial [a]	1,500	18,000
Total (Cost $3,485,473)		4,693,304
			Insurance - 0.9%
Miscellaneous [c] – 2.5%			†American Equity Investment Life
Total (Cost $631,835)		592,487	Holding Company [b]	1,200	15,636

TOTAL COMMON STOCKS			Real Estate Investment Trusts - 0.9%
(Cost $15,562,936)		20,980,120	†Capital Lease Funding	1,430	16,588

REPURCHASE AGREEMENT – 10.9%			Securities Brokers - 1.9%
State Street Bank & Trust Company,			†Jefferies Group	700	18,774
5.10% dated 12/29/06, due 1/2/07,			†Lazard Cl. A	300	14,202
maturity value $2,555,447 (collateralized
by obligations of various U.S. Government					32,976
Agencies, valued at $2,620,950)
(Cost $2,554,000)		2,554,000	Other Financial Intermediaries - 1.6%
			†Fortress America Acquisition [a]	5,000	28,000
TOTAL INVESTMENTS – 100.5%
(Cost $18,116,936)		23,534,120	Total (Cost $107,426)		111,200

LIABILITIES LESS CASH AND			Financial Services – 4.4%
OTHER ASSETS – (0.5)%		(113,984)	Other Financial Services - 4.4%
			†Chardan North China Acquisition [a]	2,800	24,248
NET ASSETS – 100.0%		$23,420,136	†Chardan North China Acquisition
			(Warrants) [a]	4,500	16,200
			†Chardan South China Acquisition [a]	2,000	12,100
			†Chardan South China Acquisition (Warrants) [a]	4,800	6,528
			†Shine Media Acquisition (Units) [a]	3,000	18,150

			Total (Cost $77,019)		77,226

			Health – 19.8%
			Drugs and Biotech - 12.0%
			†Adams Respiratory Therapeutics [a]	300	12,243
			Caraco Pharmaceutical Laboratories [a,b]	4,870	68,180
			Endo Pharmaceuticals Holdings [a]	1,020	28,132
			†Hi-Tech Pharmacal [a,b]	3,410	41,500
			†Lannett Company [a]	1,950	12,187
			†Origin Agritech [a,b]	2,370	25,928
			†Strategic Diagnostics [a]	6,400	24,192

					212,362

			Health Services - 4.4%
			†inVentiv Health [a]	700	24,745
			†Lincare Holdings [a,b]	655	26,095
			Res-Care [a,b]	1,480	26,862

					77,702

20 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Natural Resources – 11.9%
Medical Products and Devices - 2.4%			Energy Services - 3.0%
†Cutera [a]	1,000	$27,000	†Complete Production Services [a]	700	$14,840
†IRIDEX Corporation [a]	1,700	15,079	†Horizon Offshore [a]	1,600	26,080
			†Newpark Resources [a]	1,700	12,257
		42,079
					53,177
Personal Care - 1.0%
†USANA Health Sciences [a,b]	350	18,081	Oil and Gas - 5.9%
			CE Franklin [a,b]	2,215	22,283
Total (Cost $338,255)		350,224	†Frontier Oil	550	15,807
			†Hornbeck Offshore Services [a]	600	21,420
Industrial Products – 11.8%			Penn Virginia [b]	265	18,561
Building Systems and Components - 0.6%			†Storm Cat Energy [a]	1,200	1,428
†Lennox International	350	10,714	†TODCO [a]	750	25,627

Construction Materials - 1.1%					105,126
†Universal Forest Products	400	18,648
			Precious Metals and Mining - 3.0%
Machinery - 1.3%			†Northgate Minerals [a]	5,800	20,184
Hurco Companies [a]	750	23,835	Royal Gold	900	32,382

Metal Fabrication and Distribution - 6.4%					52,566
Haynes International [a,b]	750	39,750
Insteel Industries	1,050	18,679	Total (Cost $208,161)		210,869
†Kaydon Corporation	700	27,818
†RTI International Metals [a]	125	9,778	Technology – 22.5%
Universal Stainless & Alloy Products [a,b]	525	17,577	Aerospace and Defense - 4.4%
			Allied Defense Group (The) [a]	600	12,750
		113,602	Armor Holdings [a]	850	46,622
			TVI Corporation [a,b]	7,900	18,565
Specialty Chemicals and Materials - 2.4%
Aceto Corporation [b]	1,960	16,934			77,937
†ICO [a]	2,000	11,280
†Zoltek Companies [a]	700	13,769	Components and Systems - 4.8%
			Acacia Research-Acacia Technologies [a,b]	3,190	42,682
		41,983	†DDi Corporation [a]	2,300	16,560
			†Interphase Corporation [a]	1,200	9,948
Total (Cost $161,412)		208,782	Performance Technologies [a]	2,490	14,915

Industrial Services – 13.3%					84,105
Advertising and Publishing - 1.8%
†Journal Register	2,100	15,330	IT Services - 0.9%
†MDC Partners Cl. A [a]	2,200	16,280	†TriZetto Group (The) [a]	900	16,533

		31,610	Semiconductors and Equipment - 3.5%
			†Cirrus Logic [a]	2,000	13,760
Commercial Services - 6.0%			†Cohu	535	10,786
†Alliance Data Systems [a]	510	31,860	†Diodes [a]	600	21,288
†Barrett Business Services	400	9,368	†Novatel [a]	400	15,960
†Global Sources [a]	1,655	29,426
†Grupo Aeroportuario del Centro					61,794
Norte ADR [a]	1,600	35,616
			Software - 2.2%
		106,270	†BEA Systems [a]	2,300	28,934
			†Trintech Group ADR [a]	2,100	9,471
Engineering and Construction - 1.4%
†Comfort Systems USA	920	11,629			38,405
†Hanfeng Evergreen [a]	3,400	12,333
			Telecommunications - 6.7%
		23,962	†ADTRAN	700	15,890
			†Comtech Telecommunications [a]	350	13,324
Food and Tobacco Processors - 0.9%			Inter-Tel	1,000	22,160
Sunopta [a]	1,880	16,544	†MasTec [a]	1,000	11,540
			Novatel Wireless [a]	1,700	16,439
Transportation and Logistics - 3.2%			Radyne [a]	2,460	26,420
†ABX Air [a]	3,200	22,176	†Sunrise Telecom [a]	5,940	12,949
†Dynamex [a,b]	670	15,651
†Midwest Air Group [a]	1,600	18,400			118,722

		56,227	Total (Cost $387,460)		397,496

Total (Cost $200,442)		234,613

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 21

SCHEDULES OF INVESTMENTS

Royce Select Fund II (continued)			Royce Global Select Fund

	SHARES	VALUE		SHARES	VALUE
Miscellaneous [c] – 4.9%			COMMON STOCKS – 78.3%
Total (Cost $83,797)		$86,446
			Consumer Products – 5.1%
TOTAL COMMON STOCKS			Apparel and Shoes - 3.2%
(Cost $1,623,022)		1,736,790	Columbia Sportswear	300	$16,710
			†Timberland Company Cl. A [a]	600	18,948
REPURCHASE AGREEMENT – 2.0%			†Van De Velde	300	15,563
State Street Bank & Trust Company,
5.10% dated 12/29/06, due 1/2/07,					51,221
maturity value $34,019 (collateralized
by obligations of various U.S. Government			Sports and Recreation - 1.9%
Agencies, valued at $35,190)			Thor Industries	400	17,596
(Cost $34,000)		34,000	Winnebago Industries	400	13,164

TOTAL INVESTMENTS – 100.2%					30,760
(Cost $1,657,022)		1,770,790
			Total (Cost $74,514)		81,981
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%		(2,756)	Consumer Services – 6.3%
			Direct Marketing - 1.1%
			Nu Skin Enterprises Cl. A	1,000	18,230
NET ASSETS – 100.0%		$1,768,034
			Retail Stores - 1.3%
SECURITIES SOLD SHORT			†Buckle (The)	400	20,340
COMMON STOCKS – 11.8%
Diversified Investment Companies - 11.8%			Other Consumer Services - 3.9%
Exchange Traded Funds - 11.8%			Corinthian Colleges [a]	1,500	20,445
Internet Infrastructure HOLDRs Trust	11,700	$63,999	†Lincoln Educational Services [a]	1,000	13,490
Nasdaq - 100 Index	2,100	90,636	†Renaissance Learning	600	10,638
Semiconductor HOLDRs Trust	1,600	53,920	†Universal Technical Institute [a]	800	17,768

TOTAL SECURITIES SOLD SHORT					62,341
(Proceeds $205,161)		$208,555
			Total (Cost $92,600)		100,911

			Financial Intermediaries – 4.3%
			Banking - 1.9%
			†Endeavour Mining Capital	5,000	30,442

			Securities Brokers - 2.4%
			†Knight Capital Group Cl. A [a]	2,000	38,340

			Total (Cost $62,740)		68,782

			Financial Services – 1.4%
			Information and Processing - 1.4%
			eFunds Corporation [a]	800	22,000

			Total (Cost $16,936)		22,000

			Health – 8.1%
			Drugs and Biotech - 6.0%
			Endo Pharmaceuticals Holdings [a]	1,000	27,580
			Lexicon Genetics [a]	6,400	23,104
			Orchid Cellmark [a]	6,300	19,530
			†ViroPharma [a]	1,700	24,888

					95,102

			Medical Products and Devices - 2.1%
			Caliper Life Sciences [a]	2,200	12,584
			Possis Medical [a]	1,600	21,568

					34,152

			Total (Cost $121,894)		129,254

			Industrial Products – 23.4%
			Building Systems and Components - 2.6%
			Drew Industries [a]	400	10,404
			Simpson Manufacturing	1,000	31,650

					42,054

22 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Precious Metals and Mining - 10.3%
Construction Materials - 2.7%			Agnico-Eagle Mines	500	$20,620
†Florida Rock Industries	1,000	$43,050	Gammon Lake Resources [a]	1,500	24,435
			Ivanhoe Mines [a]	7,000	68,810
Machinery - 5.4%			Silver Standard Resources [a]	1,000	30,740
Lincoln Electric Holdings	500	30,210	†Silvercorp Metals [a]	1,300	19,119
†Pfeiffer Vacuum Technology	200	17,002
†Woodward Governor	1,000	39,710			163,724

		86,922	Total (Cost $245,308)		294,235

Metal Fabrication and Distribution - 12.7%			Technology – 6.0%
Harris Steel Group	1,000	37,294	Distribution - 1.1%
IPSCO	600	56,322	†Diploma	1,000	17,142
Metal Management	1,200	45,420
Reliance Steel & Aluminum	600	23,628	Semiconductors and Equipment - 1.2%
Schnitzer Steel Industries Cl. A	1,000	39,700	†Cirrus Logic [a]	2,700	18,576

		202,364	Telecommunications - 3.7%
			†ADTRAN	1,000	22,700
Total (Cost $308,478)		374,390	Foundry Networks [a]	2,500	37,450

Industrial Services – 5.3%					60,150
Commercial Services - 4.2%
†CheckFree Corporation [a]	300	12,048	Total (Cost $82,394)		95,868
†Korn/Ferry International [a]	600	13,776
†Labor Ready [a]	1,500	27,495	TOTAL COMMON STOCKS
†Portfolio Recovery Associates [a]	300	14,007	(Cost $1,083,661)		1,252,747

		67,326	REPURCHASE AGREEMENT – 17.5%
			State Street Bank & Trust Company,
Transportation and Logistics - 1.1%			5.10% dated 12/29/06, due 1/2/07,
Arkansas Best	500	18,000	maturity value $279,158 (collateralized
			by obligations of various U.S. Government
Total (Cost $78,797)		85,326	Agencies, valued at $289,631)
			(Cost $279,000)		279,000
Natural Resources – 18.4%
Energy Services - 5.1%			TOTAL INVESTMENTS – 95.8%
Ensign Energy Services	1,200	18,924	(Cost $1,362,661)		1,531,747
Pason Systems	1,700	19,330
Tesco Corporation [a]	1,000	17,670	CASH AND OTHER ASSETS
Trican Well Service	1,500	26,137	LESS LIABILITIES – 4.2%		67,613

		82,061
			NET ASSETS – 100.0%		$1,599,360
Oil and Gas - 3.0%
Unit Corporation [a]	1,000	48,450

[a]	Non-income producing.
[b]	All or a portion of these securities have been segregated as collateral for short sales.
[c]	Includes securities first acquired in 2006 and less than 1% of net assets (unaudited).
†	New additions in 2006 (unaudited).
Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2006 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 23

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2006

	Royce Select Fund I	Royce Select Fund II	Royce Global Select Fund

ASSETS:
Investments at value*	$20,980,120	$1,736,790	$1,252,747
Repurchase agreements (at cost and value)	2,554,000	34,000	279,000
Deposits with brokers for securities sold short	–	108,937	–
Cash	701	44	1,132
Receivable for investments sold	–	155,484	–
Receivable for capital shares sold	–	1,152	68,676
Receivable for dividends and interest	26,409	818	1,833

Total Assets	23,561,230	2,037,225	1,603,388

LIABILITIES:
Securities sold short, at fair value**	–	208,555	–
Payable for investments purchased	–	60,632	–
Payable for capital shares redeemed	58,776	–	–
Payable for dividends and interest	–	4	–
Payable for investment advisory fees	82,318	–	4,028

Total Liabilities	141,094	269,191	4,028

Net Assets	$23,420,136	$1,768,034	$1,599,360

ANALYSIS OF NET ASSETS:
Paid-in capital	$17,596,689	$1,626,069	$1,412,897
Undistributed net investment income (loss)	52,879	286	(9,928)
Accumulated net realized gain (loss) on investments and foreign currency	353,395	31,305	27,305
Net unrealized appreciation (depreciation) on investments and foreign currency	5,417,173	110,374	169,086

Net Assets	$23,420,136	$1,768,034	$1,599,360

Investment Class	$23,420,136	$1,768,034	$1,599,360

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	1,231,140	147,173	119,097

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$19.02	$12.01	$13.43

*Investments at identified cost	$15,562,936	$1,623,022	$1,083,661

**Proceeds of short sales	$–	$205,161	$–

Aggregate value of segregated securities	$–	$272,574	$–

(1)Offering and redemption price per share; shares redeemed within three years of purchase are subject to a 2% redemption fee, payable to the Fund.

24 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Year ended	Year ended	Year ended	Period ended	Year ended	Period ended
	12/31/06	12/31/05	12/31/06	12/31/05*	12/31/06	12/31/05*

INVESTMENT OPERATIONS:
Net investment income (loss)	$(113,700)	$(52,730)	$(22,585)	$(4,557)	$(6,249)	$(7,052)
Net realized gain (loss) on investments and foreign currency	3,209,279	4,457,110	163,874	11,365	94,344	4,807
Net change in unrealized appreciation (depreciation) on investments and foreign currency	294,001	(1,921,270)	67,704	42,670	100,571	68,515

Net increase (decrease) in net assets from investment operations	3,389,580	2,483,110	208,993	49,478	188,666	66,270

DISTRIBUTIONS:
Net investment income Investment Class	–	–	–	–	(2,778)	–
Net realized gain on investments and foreign currency Investment Class	(3,301,264)	(4,440,316)	(112,225)	–	(65,695)	–

Total distributions	(3,301,264)	(4,440,316)	(112,225)	–	(68,473)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	486,982	1,214,081	739,668	784,980	1,156,378	481,045
Distributions reinvested Investment Class	3,092,343	4,142,905	112,225	–	68,474	–
Value of shares redeemed Investment Class	(5,801,846)	(2,785,474)	–	(15,085)	(293,000)	–
Shareholder redemption fees Investment Class	9,757	13,314	–	–	–	–

Net increase (decrease) in net assets from capital share transactions	(2,212,764)	2,584,826	851,893	769,895	931,852	481,045

NET INCREASE (DECREASE) IN NET ASSETS	(2,124,448)	627,620	948,661	819,373	1,052,045	547,315
NET ASSETS:
Beginning of period	25,544,584	24,916,964	819,373	–	547,315	–

End of period	$23,420,136	$25,544,584	$1,768,034	$819,373	$1,599,360	$547,315

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$52,879	$11,109	$286	$–	$(9,928)	$(4,909)

* From June 30, 2005 (commencement of operations) to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 25

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2006

	Royce Select Fund I	Royce Select Fund II	Royce Global Select Fund

INVESTMENT INCOME:
Income:
Dividends	$286,724	$3,589	$6,184
Interest	139,662	13,471	13,729

Total income	426,386	17,060	19,913

Expenses:
Investment advisory fees	540,086	30,501	26,162
Dividends on securities sold short	–	9,144	–

Total expenses	540,086	39,645	26,162

Net expenses	540,086	39,645	26,162

Net investment income (loss)	(113,700)	(22,585)	(6,249)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	3,209,279	163,874	94,344
Net change in unrealized appreciation (depreciation) on investments and foreign currency	294,001	67,704	100,571

Net realized and unrealized gain (loss) on investments and foreign currency	3,503,280	231,578	194,915

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$3,389,580	$208,993	$188,666

26 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE SELECT FUND I

2006	$19.16	$(0.09)	$2.99	$2.90	$–	$(3.05)	$(3.05)	$0.01	$19.02	15.02%	$23,420	2.18%	(0.46)%	45%
2005 (a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87%	25,545	1.67%	(0.22)%	83%
2004 (a)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08%	24,917	2.45%	(1.54)%	53%
2003 (a)	14.60	(0.31)	7.39	7.08	–	(1.88)	(1.88)	0.01	19.81	48.67%	21,640	2.69%	(1.74)%	30%
2002 (a)	17.70	(0.10)	(2.71)	(2.81)	–	(0.31)	(0.31)	0.02	14.60	(15.82)%	16,183	1.01%	(0.60)%	90%
ROYCE SELECT FUND II (b)

2006	$10.71	$(0.21)	$2.32	$2.11	$–	$(0.81)	$(0.81)	$–	$12.01	19.76%	$ 1,768	2.99%	(1.70)%	443%
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10%*	819	1.12%*	(0.64)%*	239%
ROYCE GLOBAL SELECT FUND(b)

2006	$11.77	$0.00	$2.29	$2.29	$(0.03)	$(0.60)	$(0.63)	$–	$13.43	19.40%	$ 1,599	2.40%	(0.57)%	50%
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70%*	547	2.45%*	(1.84)%*	22%

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
*	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 27

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
Royce Select Fund I, Royce Select Fund II and Royce Global Select Fund (formerly Royce Select Fund III) (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) and at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
The Funds do not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U. S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded on the ex-dividend date at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds generally incur only performance fees as expenses. See the “Investment Adviser” section of these notes.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Short Sales:
The Funds may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On exdividend date, dividends on short sales are recorded as an expense to the Fund.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2006.

28 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

New Accounting Pronouncements:
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Fund’s June 29, 2007 NAV calculation and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Share Transactions (In Shares):
			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Royce Select Fund I	24,008	1,065,733 *	160,892	215,439	(286,737)	(67,604)	(101,837)	1,213,568
Royce Select Fund II	61,313	78,052	9,360	–	–	(1,552)	70,673	76,500
Royce Global Select Fund	90,809	46,482	5,053	–	(23,247)	–	72,615	46,482

*Includes 1,030,969 shares resulting from a ten-for-one stock split on July 1, 2005.

Investment Adviser:
Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2006, the Funds accrued the following performance fees:

Royce Select Fund I	$540,086
Royce Select Fund II	30,501
Royce Global Select Fund	26,162

Purchases and Sales of Investment Securities:
For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales

Royce Select Fund I	$9,748,691	$14,429,381	–	–
Royce Select Fund II	3,291,441	2,462,604	$1,714,605	$1,572,054
Royce Global Select Fund	1,015,668	421,868	–	–

Tax Information:
     At December 31, 2006, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Royce Select Fund I	$18,079,166	$5,454,954	$5,862,424	$407,470
Royce Select Fund II	1,452,538	109,697	177,431	67,734
Royce Global Select Fund	1,379,548	152,199	168,456	16,257

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 29

NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions during the periods ended December 31, 2006 and 2005 were characterized as follows for tax purposes:

			Long-term
	Ordinary Income		Capital Gains		Return of Capital

	2006	2005	2006	2005	2006	2005

Royce Select Fund I	$578,570	$956,913	$2,722,694	$3,483,403
Royce Select Fund II	110,090		2,135
Royce Global Select Fund	59,847		8,626

  The tax basis components of distributable earnings at December 31, 2006 were as follows:

		Undistributed	Net Unrealized	Total
	Undistributed	Long-term	Appreciation	Distributable
	Ordinary Income	Capital Gains	(Depreciation)*	Earnings

Royce Select Fund I	$168,863	$188,581	$5,466,003	$5,823,447
Royce Select Fund II	22,795	9,187	109,983	141,965
Royce Global Select Fund	26,808	7,605	152,050	186,463

* Includes tax timing differences due to adjustments for tax.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2006, the funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses, distribution reclassifications, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships, foreign currency transactions and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Royce Select Fund I	$155,470	$(155,470)	–
Royce Select Fund II	22,871	(27,152)	$4,281
Royce Global Select Fund	4,008	(4,008)	–

30 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I , Royce Select Fund II and Royce Global Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II and Royce Global Select Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Fund”) at December 31, 2006, the changes in each of their net assets, the results of each of their operations and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2007

THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS | 31

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)	DECEMBER 31, 2006

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					HYPOTHETICAL
	ACTUAL				(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	7/1/06	12/31/06	Period(1)	Ratio(1,2)	7/1/06	12/31/06	Period(3)	Ratio(4)

Royce Select Fund I	$1,000.00	$1,090.94	$6.59	0.50%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,039.41	6.42	0.54%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Fund	1,000.00	1,086.01	6.57	0.76%	1,000.00	1,018.91	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses.

FEDERAL TAX INFORMATION

In January 2007, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2006, if applicable.

2006 Supplemental Tax Information:
				Long-Term Capital
		% U. S. Govt	% Income Qualifying	Gain Distribution or
FUND	% QDI	Income	for DRD	Maximum Allowable (000’s)

Royce Select Fund I	30.07%	N/A	39.85%	2,723
Royce Select Fund II	2.90%	N/A	2.04%	2
Royce Global Select Fund	10.59%	N/A	7.83%	9

Definitions:

% QDI: Qualified Dividend Income; % of Net Investment Income and/or Short Term Capital Gains distributions that qualify for treatment at Long-Term Capital Gain rates.
% US Govt Income:% of Investment Income Paid from US Government Obligations.
% Income Qualifying for DRD:% of Investment Income eligible for the Corporate Dividend Received Deduction.

32 | THE ROYCE FUNDS 2006 ANNUAL REPORT TO SHAREHOLDERS

POSTSCRIPT

Thirteen Ways of Looking at a Small-Cap

Not all of our investment staff took “Modern Poetry” during our college days. And of those who did, not everyone paid as much attention as perhaps he or she should have. However, one member of our staff recalled a favorite poem from those days, “Thirteen Ways of Looking at a Blackbird” by the American poet Wallace Stevens. He was thinking of Stevens’s poem in the context of the terrific run enjoyed by small-caps over the last several years, and especially value stocks, versus some of our own portfolios’ performances. How do some small-cap value portfolios underperform in a banner year for small-cap value? Much of the answer obviously lies with relatively subpar stock picking. However, part of the answer also rests with the multiple ways that value is currently defined, which brings to mind the poem’s examination of thirteen perspectives on a blackbird being equally worthwhile, each worth seeing in its own light.
As our investment staff has grown, our firm’s idea of what constitutes value in the small-cap world has expanded as well. We have noticed a similar enlargement in the wider financial world. Today, there are many ways of looking at small-cap stocks, far more than thirteen, even if one limits the search to include only value approaches. Some of the best known come from outside asset management. Morningstar, for example, uses a formula that puts half the weight for what defines a value stock on price-to-earnings (P/E) ratio. Several other traditional metrics fill out the other half. Frank Russell Company—home of our small-cap benchmark, the Russell 2000—uses an algorithm that also makes extensive use of P/E ratios in divvying up the small-cap universe into value and growth styles. Each company’s criteria are perfectly valid and useful tools to identify value stocks. We think that they are particularly valuable when looking at past performance and in examining historical trends for certain metrics within small-cap. In fact, we use them in these contexts all the time. However, their respective methodologies do not always coincide with the habits and practices of value-oriented portfolio managers such as ourselves.
For example, nearly all of our managers use P/E ratios as part of their research and evaluation process—yet none of them gives it the same sizeable emphasis as Morningstar. In addition, while businesses experiencing a slowdown or cessation of earnings have traditionally been a happy hunting ground for value seekers—and not just here at Royce—these companies would not necessarily appear on the radar of someone looking for value stocks based primarily on P/E ratio. More importantly, we believe that earnings are vitally important, but there are other factors, such as the balance sheet and a firm’s cash flow characteristics, that we find equally important. Indeed, one of the reasons that balance sheet analysis—or, in the case of Buzz Zaino, price-to-book and price-to-sales ratio analysis—is so critical to our selection process is because of the vital role that assets play in a business’s ability to rebound from a period of poor or non-existent earnings. (In Buzz’s view, the combination of a company’s book value and sales levels, as each relates to stock price, performs a similar function as a catalyst for positive earnings.)
At the end of the day, there may not be a single label that best describes what we do. The talented members of our investment staff share a broad general outlook of looking for what they deem to be terrific smaller companies trading at attractive prices, but they differ greatly in the particular way that each selects stocks. Any single rubric would neglect crucial elements in our overall portfolio process. We’re contrarians to the degree that our managers are looking in those areas of the market that are out of favor, but that does not tell enough of the story. Most of our managers share a passion for quality—companies with superb business fundamentals such as strong balance sheets, established records of earnings and the proven ability to generate free cash flow—yet some are more than happy to risk buying less quality in exchange for what they see as superb turnaround potential.
And on it goes. We could never say it as poetically as Stevens, but we’re confident that our Funds’ long-term records, including seven portfolios with more than 10 years of history, exemplify the idea that there are many ways of finding profitable value in smaller stocks. Even if we can’t come up with a single word that says it perfectly.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

The RoyceFunds

Wealth Of Experience

With approximately $28 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as 10 assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds

It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services For Fund Materials, Performance Updates, Account Inquiries (800) 33-ROYCE (337-6923) Broker/Dealer Services For Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
RSF-REP-1206

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert–

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2006 - $274,580
Year ended December 31, 2005 - $259,105

(b)	Audit-Related Fees:
Year ended December 31, 2006 - $0
Year ended December 31, 2005 - $0

(c)	Tax Fees:
Year ended December 31, 2006 - $87,880 – Preparation of tax returns and excise tax review
Year ended December 31, 2005 - $77,534 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2006 - $0
Year ended December 31, 2005 - $3,000 Agreed Upon Procedures Report relating to investment advisory fee calculation for Royce Select Fund I

(e)(1)         Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                  If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                  Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2006 - $0
Year ended December 31, 2005 - $83,534

(h)	No such services were rendered during 2006 or 2005.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 5, 2007		Date: March 5, 2007